UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-21475

                              RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                              Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Jay Jackson, Esq.

50 South Sixth Street, Suite 2350

                                 Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612)-376-7132

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

	RBC Funds

About Your Annual Report

This annual report includes detailed information about the Access Capital Community Investment Fund (the” Fund”) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Bloomberg Barclays U.S. Securitized Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which are widely used market indices.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read the Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Fund prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	5
	Management Discussion and Analysis (Unaudited)	6
	Schedule of Portfolio Investments	10
	Financial Statements
	- Statement of Assets and Liabilities	30
	- Statement of Operations	32
	- Statements of Changes in Net Assets	33
	Financial Highlights	34
	Notes to Financial Statements	36
	Report of Independent Registered Public Accounting Firm	47
	Other Federal Income Tax Information (Unaudited)	48
	Management (Unaudited)	49
	Share Class Information (Unaudited)	52
	Supplemental Information (Unaudited)	53
	Approval of Investment Advisory Agreement (Unaudited)	54

LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder:

The Access Capital Community Investment Fund (the “Fund”) continues to fulfill its double-bottom line mission of generating a competitive risk-adjusted market rate of return while directing investments benefiting low- and moderate-income individuals and communities across 48 states, Puerto Rico, and the District of Columbia.

The Fund invests in customized U.S. agency guaranteed mortgage-backed securities (MBS) targeted to low- and moderate-income home buyers as well as a variety of government-backed loans and municipal securities supporting affordable rental housing, small businesses, health care, education and job creation targeted to low- and moderate-income residents and communities. In addition to increasing capital flows to these underserved communities, over time, the Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

For the fiscal year ended September 30, 2016, the Fund generated a total return of 3.12% (Class I shares) versus the Bloomberg Barclay’s U.S. Securitized Index which returned 3.67%. The effective duration on the Fund is 2.93 years versus the Index of 2.86, and the 30-day SEC yield of the Fund is 2.14%.

Single-family agency MBS securities held in the Fund outperformed benchmark securities, adding excess yield to the Fund. The Fund’s custom-created mortgage pools experienced a prepayment rate which was roughly half of comparable index securities. These slower speeds combined with the Fund’s higher coupon bias lead to a significant income advantage. In addition, the Fund strives to remain fully invested from a mission standpoint allowing the Fund to seek to optimize income.

The Fund’s agency commercial mortgage-backed securities (CMBS) underperformed the benchmark’s non-agency CMBS which experienced significant spread tightening. The Fund does not invest in non-agency CMBS.

The Fund remained focused on diligent security selection. The Fund is populated with higher coupon MBS than is found in the benchmark. Price performance of lower coupon MBS securities outperformed the price performance of higher coupon MBS securities offsetting some of the Fund’s yield advantage.

We expect U.S. monetary policy to continue to be accommodative for the foreseeable future with overall market rates remaining below historical averages. We believe this trend is warranted by demographic and cyclical trends driving lower overall growth. We will continue to focus on high quality securities with strong characteristics as we endeavor to generate competitive yields.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

On the impact side, the Fund continued to fulfill its community development mission. Since inception the Fund has supported:

13,596 Low- to moderate-income home buyers

43,609 Affordable rental units

5,466 Nursing home facility beds

27 Rural housing

88 Rural Enterprise

427 SBA loans

74 Community Economic development

15 Community-based not-for-profit organizations.

With increased market attention on impact investing strategies, we remain committed to our double-bottom line mission. Thank you for your continued confidence and trust in the Access Capital Community Investment Fund.

Sincerely,

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings. The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future results, nor investment advice.

Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk; and use of derivatives.

Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fun, can decline and the investor can lose principal value. In general, the risk of price fluctuation increases with the length of the bond’s maturity.

Effective duration is a calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

The Bloomberg Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities. One cannot invest directly in an index.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the Access Capital Community Investment Fund. RBC GAM (US) employs a team approach to the management of the Access Capital Community Investment Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM (US). In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for its community investment strategy, including the Access Capital Community Investment Fund, and many of RBC GAM (US)’s government mandates. Brian joined RBC GAM (US) in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM (US), he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Scott Kirby

Scott Kirby

Vice President, Senior Portfolio Manager

Scott Kirby is a member of the government and mortgage research team in RBC GAM (US)’s fixed income group and serves as co-portfolio manager for the firm’s community investment strategy, including the Access Capital Community Investment Fund. Scott joined RBC GAM (US) in 2012 and most recently served as manager of investments of a broad-based asset portfolio for a large foundation, supporting its mission to reduce poverty. Previously he led the structured assets investment team of Ameriprise Financial/Riversource Investments, where he served as senior portfolio manager for more than $20 billion in agency and non-agency mortgage-backed, commercial mortgage- backed and asset-backed securities. He earned a BS in finance and an MBA in finance from the University of Minnesota Carlson School of Management.

4

PERFORMANCE SUMMARY
Average Annual Total Returns as of September 30, 2016 (Unaudited)
Access Capital Community Investment Fund
	1 Year	3 Year	5 Year	10 Year	Since Inception	Net Expense Ratio(1)	Gross Expense Ratio(2)
Class A (a)
- Including Maximum Sales
Charge of 3.75%	-1.11%	1.60%	1.42%	3.40%	4.01%
- At Net Asset Value	2.74%	2.90%	2.20%	3.79%	4.23%	1.01%	1.10%
Class I (b)
- At Net Asset Value	3.12%	3.28%	2.53%	4.04%	4.52%	0.64%	0.64%

Bloomberg Barclays U.S. Securitized Index (c)	3.67%	3.60%	2.76%	4.60%	5.12%
Bloomberg Barclays U.S. Aggregate Bond Index (c)	5.19%	4.03%	3.08%	4.79%	5.23%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us.

The Bloomberg Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that tracks the performance of a representative list of government, corporate, asset-backed and mortgage-backed securities.

(a) The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(b) Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(c) You cannot invest directly into the index.

(1) The Fund’s expenses reflect the most recent year end (September 30, 2016).

(2) The advisor has contractually agreed to waive fees and/or make payments in order to maintain other expenses (excluding interest expense, management fees and distribution/service (12b-1) fees) at 0.20% of the Fund’s average daily net assets until January 31, 2017.

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Strategy

Invests in geographically specific debt securities located in portions of the United States designated by Fund Shareholders. The Fund invests primarily in debt instruments supporting the affordable housing and economic development serving low- and moderate- income individuals and communities. Investment securities include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, and taxable municipal securities.

Performance

For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 3.12% (Class I). That compares to an annualized total return of 3.67% for the Bloomberg Barclays U.S. Securitized Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●  Single-family agency mortgage securities outperformed the Fund’s benchmark securities adding excess yield to the Fund.

●  The Fund’s custom created mortgage pools experienced a prepayment rate which was roughly half of comparable Index securities. When combined with the Fund’s higher coupon bias, this led to a significant income advantage.

●  The Fund remains fully invested from a mission/impact standpoint, allowing the Fund to seek to maximize income.

Factors That Detracted from Relative Returns

●  The Fund’s agency commercial mortgage-backed securities (CMBS) underperformed the benchmark’s non-agency CMBS which experienced significant spread tightening. The Fund does not invest in non-agency securities.

●  Price performance of lower coupon mortgage-backed securities (MBS) outperformed the price performance of higher coupon MBS.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Current income and capital appreciation				Investment Objective Benchmark
Bloomberg Barclays U.S. Securitized Index
Bloomberg Barclays U.S. Aggregate Bond Index
				Asset Allocation (as of 9/30/16) (% of fund’s investments)
Fannie Mae Pool #AK2386, 3.50%, 2/1/42	1.81%	Ginnie Mae Series 2012-58, Class B, 2.20%, 3/16/44	1.34%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Fannie Mae Pool #AS4737, 3.50%, 4/1/45	1.56%	Fannie Mae Pool #465537, 4.20%, 7/1/20	1.28%
Fannie Mae Pool #AS5114, 3.50%, 6/1/45	1.55%	Ginnie Mae Series 2012-33, Class B, 2.89%, 3/16/46	1.04%
Fannie Mae Pool #AS4908, 3.50%, 5/1/45	1.51%	Ginnie Mae Series 2015-70, Class AB, 2.30%, 11/16/48	0.98%
Ginnie Mae Series 2014-172, Class AF, 2.50%, 1/1/55	1.42%	Fannie Mae Pool #466934, 4.10%, 1/1/21	0.94%
* A listing of all portfolio holdings can be found beginning on page 10.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Access Capital Community Investment Fund

Growth of $1,000,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $1,000,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

8

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9

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2016

Principal Amount		Value
Municipal Bonds — 3.55%
California — 0.18%
$ 55,000	California Rural Home Mortgage Finance Authority Revenue, Series C, 5.40%, 8/1/35, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 2/1/17 @ 104	$57,613
975,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 10/20/17 @ 102	1,006,561

		1,064,174

Delaware — 0.34%
670,000	Delaware State Housing Authority Revenue, Series A, 5.05%, 7/1/23, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	670,442
765,000	Delaware State Housing Authority Revenue, Series A, 5.25%, 7/1/28, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	783,406
560,000	Delaware State Housing Authority Revenue, Series A, 5.35%, 7/1/31, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 1/1/18 @ 100	572,768

		2,026,616

Illinois — 0.21%
260,000	City of Chicago Multi Family Revenue, Mercy Preservation Project, 4.55%, 8/1/26, (Credit Support: Freddie Mac), Callable 8/1/20 @ 100	282,467
1,000,000	Illinois State Housing Development Authority Revenue, Series A, 2.63%, 3/1/48, (Credit Support: FHA)	999,070

		1,281,537

Massachusetts — 0.35%
545,000	Massachusetts Housing Finance Agency Revenue, Series 170, 1.51%, 12/1/17	547,431
250,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.21%, 6/1/18	252,780
330,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.31%, 12/1/18	335,016
160,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.51%, 6/1/19	164,499
575,000	Massachusetts Housing Finance Agency Revenue, Series 170, 2.61%, 12/1/19	593,314
205,000	Massachusetts Housing Finance Agency Revenue, Series 170, 3.09%, 6/1/20	212,314

		2,105,354

Missouri — 0.75%
4,361,992	Missouri Housing Development Commission, Series 1, 3.75%, 3/1/42, (Credit Support: FHA), Callable 3/1/25 @ 100	4,512,525

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
New York — 1.69%
$ 750,000	New York City Housing Development Corp. Revenue, 1.54%, 2/1/17	$751,913
500,000	New York City Housing Development Corp. Revenue, 1.73%, 8/1/17	503,515
750,000	New York City Housing Development Corp. Revenue, 1.94%, 2/1/18	756,247
400,000	New York City Housing Development Corp. Revenue, Series G-1, 1.93%, 11/1/21	398,808
170,000	New York City Housing Development Corp. Revenue, Series G-1, 2.04%, 5/1/22	169,487
100,000	New York City Housing Development Corp. Revenue, Series G-1, 2.14%, 11/1/22	99,694
200,000	New York City Housing Development Corp. Revenue, Series G-1, 2.37%, 5/1/24	199,226
40,000	New York City Housing Development Corp. Revenue, Series G-1, 2.47%, 11/1/24	39,842
300,000	New York City Housing Development Corp. Revenue, Series G-1, 2.62%, 5/1/26	298,746
700,000	New York State Housing Finance Agency Revenue, 4.50%, 11/15/27, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	701,547
1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	1,001,390
1,335,000	New York State Mortgage Agency Revenue, Series 184, 1.59%, 4/1/18	1,339,859
1,335,000	New York State Mortgage Agency Revenue, Series 184, 1.85%, 10/1/18	1,352,248
1,335,000	New York State Mortgage Agency Revenue, Series 184, 2.10%, 4/1/19	1,365,545
1,140,000	New York State Mortgage Agency Revenue, Series 187, 1.59%, 4/1/18	1,146,099

		10,124,166

Vermont — 0.03%
165,000	Vermont Housing Finance Agency Revenue, Series C, 1.95%, 8/15/17	166,515

Total Municipal Bonds		21,280,887

(Cost $20,805,622)
Corporate Bonds — 0.08%
Health Care — 0.08%
500,000	Montefiore Medical Center, 2.15%, 10/20/26	503,264

Total Corporate Bonds		503,264

(Cost $500,000)
U.S. Government Agency Backed Mortgages — 99.37%
Fannie Mae — 61.68%
1,000,000	(TBA), 2.25%, 10/1/26(a)	1,004,825

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$171,208	Pool #257613, 5.50%, 6/1/38	$190,001
70,245	Pool #257631, 6.00%, 7/1/38	82,143
52,329	Pool #257632, 5.50%, 7/1/38	61,397
70,508	Pool #257656, 6.00%, 8/1/38	81,390
127,327	Pool #257663, 5.50%, 8/1/38	147,401
112,062	Pool #257857, 6.00%, 12/1/37	129,897
63,638	Pool #257869, 5.50%, 12/1/37	74,009
113,569	Pool #257890, 5.50%, 2/1/38	131,580
119,655	Pool #257892, 5.50%, 2/1/38	138,969
40,501	Pool #257897, 5.50%, 2/1/38	47,557
45,080	Pool #257898, 6.00%, 2/1/38	52,717
133,181	Pool #257903, 5.50%, 2/1/38	151,889
79,547	Pool #257913, 5.50%, 1/1/38	91,864
70,063	Pool #257926, 5.50%, 3/1/38	82,269
63,336	Pool #258022, 5.50%, 5/1/34	73,704
140,169	Pool #258070, 5.00%, 6/1/34	159,959
42,144	Pool #258121, 5.50%, 6/1/34	48,950
136,097	Pool #258152, 5.50%, 8/1/34	156,248
75,603	Pool #258157, 5.00%, 8/1/34	85,946
67,889	Pool #258163, 5.50%, 8/1/34	78,401
118,573	Pool #258166, 5.50%, 9/1/34	135,314
74,640	Pool #258171, 5.50%, 10/1/34	86,328
99,343	Pool #258224, 5.50%, 12/1/34	111,976
62,840	Pool #258238, 5.00%, 1/1/35	71,042
95,379	Pool #258251, 5.50%, 1/1/35	109,972
105,939	Pool #258258, 5.00%, 1/1/35	118,190
114,638	Pool #258305, 5.00%, 3/1/35	129,582
96,968	Pool #258336, 5.00%, 4/1/35	111,249
64,181	Pool #258340, 5.00%, 3/1/35	73,539
18,869	Pool #258393, 5.00%, 5/1/35	21,228
66,558	Pool #258394, 5.00%, 5/1/35	76,450
250,858	Pool #258395, 5.50%, 6/1/35	285,860
63,577	Pool #258403, 5.00%, 6/1/35	72,841
85,580	Pool #258404, 5.00%, 6/1/35	97,648
49,880	Pool #258410, 5.00%, 4/1/35	57,278
114,135	Pool #258448, 5.00%, 8/1/35	128,215
199,796	Pool #258450, 5.50%, 8/1/35	229,860
95,369	Pool #258456, 5.00%, 8/1/35	108,549
86,023	Pool #258552, 5.00%, 11/1/35	98,529
201,004	Pool #258571, 5.50%, 11/1/35	230,746
92,819	Pool #258600, 6.00%, 1/1/36	107,912
358,326	Pool #258627, 5.50%, 2/1/36	409,779
107,117	Pool #258634, 5.50%, 2/1/36	123,235
57,541	Pool #258658, 5.50%, 3/1/36	67,099
54,706	Pool #258737, 5.50%, 12/1/35	63,792
79,236	Pool #258763, 6.00%, 5/1/36	92,669
45,010	Pool #259004, 8.00%, 2/1/30	55,400
48,734	Pool #259030, 8.00%, 4/1/30	58,691

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 47,506	Pool #259181, 6.50%, 3/1/31	$55,513
14,097	Pool #259187, 6.50%, 4/1/31	15,695
75,563	Pool #259190, 6.50%, 4/1/31	88,677
86,066	Pool #259316, 6.50%, 11/1/31	100,627
32,521	Pool #259378, 6.00%, 12/1/31	38,134
36,569	Pool #259393, 6.00%, 1/1/32	43,032
45,637	Pool #259590, 5.50%, 11/1/32	53,072
186,327	Pool #259611, 5.50%, 11/1/32	213,732
52,561	Pool #259634, 5.50%, 12/1/32	59,172
63,163	Pool #259655, 5.50%, 2/1/33	73,504
146,986	Pool #259659, 5.50%, 2/1/33	169,314
35,111	Pool #259671, 5.50%, 2/1/33	40,855
85,565	Pool #259686, 5.50%, 3/1/33	98,506
41,040	Pool #259722, 5.00%, 5/1/33	46,823
52,430	Pool #259724, 5.00%, 5/1/33	60,000
129,824	Pool #259725, 5.00%, 5/1/33	147,500
113,329	Pool #259729, 5.00%, 6/1/33	127,783
65,884	Pool #259761, 5.00%, 6/1/33	75,042
111,722	Pool #259764, 5.00%, 7/1/33	125,845
123,122	Pool #259777, 5.00%, 7/1/33	137,815
87,716	Pool #259781, 5.00%, 7/1/33	99,769
53,242	Pool #259789, 5.00%, 7/1/33	60,932
97,573	Pool #259807, 5.00%, 8/1/33	109,976
133,814	Pool #259816, 5.00%, 8/1/33	149,736
29,518	Pool #259819, 5.00%, 8/1/33	33,777
54,489	Pool #259830, 5.00%, 8/1/33	62,114
36,088	Pool #259848, 5.00%, 9/1/33	41,300
76,395	Pool #259867, 5.50%, 10/1/33	88,284
80,412	Pool #259869, 5.50%, 10/1/33	91,081
115,615	Pool #259875, 5.50%, 10/1/33	132,692
73,677	Pool #259876, 5.50%, 10/1/33	85,121
42,491	Pool #259879, 5.50%, 10/1/33	49,441
185,093	Pool #259930, 5.00%, 11/1/33	206,132
40,471	Pool #259998, 5.00%, 3/1/34	46,330
7,047,037	Pool #465537, 4.20%, 7/1/20	7,660,858
689,751	Pool #465946, 3.61%, 9/1/20	738,136
5,192,924	Pool #466934, 4.10%, 1/1/21	5,669,903
280,014	Pool #469101, 3.75%, 2/1/27	311,167
797,841	Pool #469239, 2.69%, 10/1/18	817,035
443,546	Pool #470439, 2.91%, 5/1/22	468,587
3,171,936	Pool #470561, 2.94%, 2/1/22	3,352,871
926,246	Pool #471478, 2.61%, 8/1/22	967,407
3,407,233	Pool #471948, 2.86%, 7/1/22	3,596,350
194,507	Pool #557295, 7.00%, 12/1/29	228,618
35,367	Pool #576445, 6.00%, 1/1/31	40,270
77,361	Pool #579402, 6.50%, 4/1/31	90,728
144,085	Pool #583728, 6.50%, 6/1/31	168,703
72,789	Pool #585148, 6.50%, 7/1/31	85,449

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 36,900	Pool #590931, 6.50%, 7/1/31	$43,281
61,889	Pool #590932, 6.50%, 7/1/31	71,939
81,542	Pool #601865, 6.50%, 4/1/31	91,870
126,905	Pool #601868, 6.00%, 7/1/29	146,678
53,184	Pool #607611, 6.50%, 11/1/31	62,418
104,500	Pool #634271, 6.50%, 5/1/32	122,424
10,067	Pool #640146, 5.00%, 12/1/17	10,245
45,083	Pool #644232, 6.50%, 6/1/32	52,969
27,448	Pool #644432, 6.50%, 7/1/32	32,089
44,484	Pool #644437, 6.50%, 6/1/32	52,200
2,241,872	Pool #663159, 5.00%, 7/1/32	2,505,850
111,006	Pool #670278, 5.50%, 11/1/32	129,009
43,122	Pool #676702, 5.50%, 11/1/32	49,646
55,050	Pool #677591, 5.50%, 12/1/32	63,406
186,956	Pool #681883, 6.00%, 3/1/33	218,610
28,684	Pool #683087, 5.00%, 1/1/18	29,279
15,707	Pool #684644, 4.50%, 6/1/18	16,085
136,067	Pool #686542, 5.50%, 3/1/33	153,182
242,194	Pool #695961, 5.50%, 1/1/33	277,438
248,863	Pool #696407, 5.50%, 4/1/33	286,921
461,262	Pool #702478, 5.50%, 6/1/33	523,421
132,295	Pool #702479, 5.00%, 6/1/33	148,029
71,710	Pool #703210, 5.50%, 9/1/32	81,089
238,283	Pool #720025, 5.00%, 8/1/33	267,060
266,293	Pool #723066, 5.00%, 4/1/33	299,127
264,509	Pool #723067, 5.50%, 5/1/33	299,517
290,736	Pool #723070, 4.50%, 5/1/33	324,508
309,781	Pool #727311, 4.50%, 9/1/33	342,505
435,763	Pool #727312, 5.00%, 9/1/33	494,935
235,751	Pool #727315, 6.00%, 10/1/33	276,633
41,763	Pool #738589, 5.00%, 9/1/33	47,803
107,889	Pool #739269, 5.00%, 9/1/33	122,396
172,756	Pool #743595, 5.50%, 10/1/33	197,232
171,785	Pool #748041, 4.50%, 10/1/33	188,153
189,836	Pool #749891, 5.00%, 9/1/33	214,060
115,787	Pool #749897, 4.50%, 9/1/33	127,382
29,084	Pool #750984, 5.00%, 12/1/18	30,192
83,734	Pool #751008, 5.00%, 12/1/18	86,813
251,678	Pool #753533, 5.00%, 11/1/33	281,933
91,820	Pool #755679, 6.00%, 1/1/34	108,090
63,454	Pool #755746, 5.50%, 12/1/33	73,706
43,445	Pool #763551, 5.50%, 3/1/34	50,607
268,459	Pool #763820, 5.50%, 1/1/34	308,044
104,106	Pool #763824, 5.00%, 3/1/34	117,428
74,319	Pool #765216, 5.00%, 1/1/19	77,151
31,267	Pool #765306, 5.00%, 2/1/19	32,498
9,063	Pool #773096, 4.50%, 3/1/19	9,384
165,456	Pool #773175, 5.00%, 5/1/34	184,962

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 120,950	Pool #773476, 5.50%, 7/1/19	$126,813
81,084	Pool #773547, 5.00%, 5/1/34	91,640
355,365	Pool #773568, 5.50%, 5/1/34	403,404
164,878	Pool #776850, 5.50%, 11/1/34	187,601
48,317	Pool #776851, 6.00%, 10/1/34	56,830
61,839	Pool #777444, 5.50%, 5/1/34	71,907
1,450,641	Pool #777621, 5.00%, 2/1/34	1,628,206
137,546	Pool #781437, 6.00%, 8/1/34	158,541
87,639	Pool #781741, 6.00%, 9/1/34	102,558
69,976	Pool #781907, 5.00%, 2/1/21	74,484
147,582	Pool #781954, 5.00%, 6/1/34	165,860
187,730	Pool #781959, 5.50%, 6/1/34	211,343
280,834	Pool #783893, 5.50%, 12/1/34	322,166
180,627	Pool #783929, 5.50%, 10/1/34	206,990
37,300	Pool #788329, 6.50%, 8/1/34	41,406
61,784	Pool #790282, 6.00%, 7/1/34	72,516
169,376	Pool #797623, 5.00%, 7/1/35	190,191
128,843	Pool #797627, 5.00%, 7/1/35	144,737
121,857	Pool #797674, 5.50%, 9/1/35	140,193
322,057	Pool #798725, 5.50%, 11/1/34	367,351
71,892	Pool #799547, 5.50%, 9/1/34	83,024
109,729	Pool #799548, 6.00%, 9/1/34	128,610
1,007,879	Pool #806754, 4.50%, 9/1/34	1,108,320
346,890	Pool #806757, 6.00%, 9/1/34	400,893
800,358	Pool #806761, 5.50%, 9/1/34	912,458
121,802	Pool #808205, 5.00%, 1/1/35	137,034
45,528	Pool #813942, 5.00%, 11/1/20	48,056
287,346	Pool #815009, 5.00%, 4/1/35	323,311
351,789	Pool #817641, 5.00%, 11/1/35	401,397
128,368	Pool #820334, 5.00%, 9/1/35	144,203
339,727	Pool #820335, 5.00%, 9/1/35	381,476
189,312	Pool #820336, 5.00%, 9/1/35	216,008
414,365	Pool #822008, 5.00%, 5/1/35	466,388
292,850	Pool #829005, 5.00%, 8/1/35	330,394
191,635	Pool #829006, 5.50%, 9/1/35	218,374
175,584	Pool #829275, 5.00%, 8/1/35	197,162
166,860	Pool #829276, 5.00%, 8/1/35	187,365
123,277	Pool #829277, 5.00%, 8/1/35	138,484
459,732	Pool #829649, 5.50%, 3/1/35	522,731
409,327	Pool #844361, 5.50%, 11/1/35	466,441
161,756	Pool #845245, 5.50%, 11/1/35	188,622
61,674	Pool #866969, 6.00%, 2/1/36	72,081
165,755	Pool #867569, 6.00%, 2/1/36	190,301
172,022	Pool #867574, 5.50%, 2/1/36	198,551
124,621	Pool #870599, 6.00%, 6/1/36	144,500
138,392	Pool #870684, 6.00%, 7/1/36	158,935
348,881	Pool #871072, 5.50%, 2/1/37	397,125
184,238	Pool #884693, 5.50%, 4/1/36	212,651

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 639,755	Pool #885724, 5.50%, 6/1/36	$729,021
81,099	Pool #908671, 6.00%, 1/1/37	95,062
332,482	Pool #911730, 5.50%, 12/1/21	358,926
78,464	Pool #919368, 5.50%, 4/1/37	91,104
299,174	Pool #922582, 6.00%, 12/1/36	343,938
846,320	Pool #934941, 5.00%, 8/1/39	946,093
312,105	Pool #934942, 5.00%, 9/1/39	350,410
279,923	Pool #941204, 5.50%, 6/1/37	321,693
64,022	Pool #943394, 5.50%, 6/1/37	74,856
316,212	Pool #944502, 6.00%, 6/1/37	367,108
357,207	Pool #948600, 6.00%, 8/1/37	409,342
158,748	Pool #948672, 5.50%, 8/1/37	180,700
319,671	Pool #952598, 6.00%, 7/1/37	372,136
129,844	Pool #952623, 6.00%, 8/1/37	150,546
114,277	Pool #952632, 6.00%, 7/1/37	133,079
132,821	Pool #952665, 6.00%, 8/1/37	153,428
285,012	Pool #952678, 6.50%, 8/1/37	334,591
101,345	Pool #952693, 6.50%, 8/1/37	118,391
2,376,654	Pool #957324, 5.43%, 5/1/18	2,468,065
357,670	Pool #958502, 5.07%, 5/1/19	387,904
239,227	Pool #975769, 5.50%, 3/1/38	272,831
81,448	Pool #982898, 5.00%, 5/1/38	92,793
149,418	Pool #983033, 5.00%, 5/1/38	167,593
148,614	Pool #984842, 5.50%, 6/1/38	169,350
78,282	Pool #986230, 5.00%, 7/1/38	89,113
236,517	Pool #986239, 6.00%, 7/1/38	272,586
132,319	Pool #986957, 5.50%, 7/1/38	150,782
76,744	Pool #990510, 5.50%, 8/1/38	89,418
361,102	Pool #990511, 6.00%, 8/1/38	413,602
174,778	Pool #990617, 5.50%, 9/1/38	200,148
283,200	Pool #AA0526, 5.00%, 12/1/38	317,118
383,102	Pool #AA0527, 5.50%, 12/1/38	437,993
133,944	Pool #AA0644, 4.50%, 3/1/39	147,474
323,100	Pool #AA0645, 4.50%, 3/1/39	357,707
154,523	Pool #AA2243, 4.50%, 5/1/39	173,488
421,634	Pool #AA3142, 4.50%, 3/1/39	466,730
109,464	Pool #AA3143, 4.00%, 3/1/39	120,581
518,708	Pool #AA3206, 4.00%, 4/1/39	565,392
523,546	Pool #AA3207, 4.50%, 3/1/39	576,432
166,352	Pool #AA4468, 4.00%, 4/1/39	181,324
516,839	Pool #AA7042, 4.50%, 6/1/39	569,775
411,250	Pool #AA7658, 4.00%, 6/1/39	448,263
342,046	Pool #AA7659, 4.50%, 6/1/39	378,789
163,008	Pool #AA7741, 4.50%, 6/1/24	175,418
142,009	Pool #AA8455, 4.50%, 6/1/39	157,264
3,723,516	Pool #AB7798, 3.00%, 1/1/43	3,880,020
3,472,049	Pool #AB9203, 3.00%, 4/1/43	3,617,984
1,626,757	Pool #AB9204, 3.00%, 4/1/43	1,695,132

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 1,054,246	Pool #AB9831, 3.00%, 6/1/43	$1,101,523
744,600	Pool #AC1463, 5.00%, 8/1/39	835,988
112,222	Pool #AC1464, 5.00%, 8/1/39	126,855
976,703	Pool #AC2109, 4.50%, 7/1/39	1,075,365
167,006	Pool #AC4394, 5.00%, 9/1/39	187,504
566,105	Pool #AC4395, 5.00%, 9/1/39	641,246
354,708	Pool #AC5328, 5.00%, 10/1/39	398,243
377,240	Pool #AC5329, 5.00%, 10/1/39	421,713
306,106	Pool #AC6304, 5.00%, 11/1/39	339,706
350,844	Pool #AC6305, 5.00%, 11/1/39	393,905
487,759	Pool #AC6307, 5.00%, 12/1/39	545,262
582,047	Pool #AC6790, 5.00%, 12/1/39	653,484
1,856,282	Pool #AC7199, 5.00%, 12/1/39	2,081,501
1,219,183	Pool #AD1470, 5.00%, 2/1/40	1,386,916
1,996,862	Pool #AD1471, 4.50%, 2/1/40	2,238,513
462,573	Pool #AD1560, 5.00%, 3/1/40	517,106
1,725,354	Pool #AD1585, 4.50%, 2/1/40	1,934,149
381,651	Pool #AD1586, 5.00%, 1/1/40	435,708
651,565	Pool #AD1638, 4.50%, 2/1/40	717,384
216,474	Pool #AD1640, 4.50%, 3/1/40	238,341
1,964,694	Pool #AD1942, 4.50%, 1/1/40	2,203,374
372,820	Pool #AD1943, 5.00%, 1/1/40	424,578
1,719,920	Pool #AD1988, 4.50%, 2/1/40	1,928,057
404,737	Pool #AD2896, 5.00%, 3/1/40	454,412
817,295	Pool #AD4456, 4.50%, 4/1/40	903,813
150,862	Pool #AD4457, 4.50%, 4/1/40	167,257
872,920	Pool #AD4458, 4.50%, 4/1/40	961,098
597,108	Pool #AD4940, 4.50%, 6/1/40	661,624
397,158	Pool #AD4946, 4.50%, 6/1/40	440,070
423,806	Pool #AD5728, 5.00%, 4/1/40	475,822
512,794	Pool #AD7239, 4.50%, 7/1/40	568,360
280,841	Pool #AD7242, 4.50%, 7/1/40	311,668
225,104	Pool #AD7256, 4.50%, 7/1/40	250,270
1,175,616	Pool #AD7271, 4.50%, 7/1/40	1,294,004
445,306	Pool #AD7272, 4.50%, 7/1/40	493,559
711,720	Pool #AD8960, 5.00%, 6/1/40	795,625
323,313	Pool #AD9613, 4.50%, 8/1/40	356,327
1,398,879	Pool #AD9614, 4.50%, 8/1/40	1,539,751
468,697	Pool #AE2011, 4.00%, 9/1/40	508,463
1,965,137	Pool #AE2012, 4.00%, 9/1/40(b)	2,122,962
614,207	Pool #AE2023, 4.00%, 9/1/40	663,536
939,850	Pool #AE5432, 4.00%, 10/1/40	1,015,331
364,597	Pool #AE5435, 4.50%, 9/1/40	401,313
376,395	Pool #AE5806, 4.50%, 9/1/40	417,181
923,144	Pool #AE5861, 4.00%, 10/1/40	997,283
556,918	Pool #AE5862, 4.00%, 10/1/40	602,429
386,861	Pool #AE5863, 4.00%, 10/1/40	417,930
495,258	Pool #AE6850, 4.00%, 10/1/40	535,034

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 411,565	Pool #AE6851, 4.00%, 10/1/40	$444,619
308,040	Pool #AE7699, 4.00%, 11/1/40	332,779
546,447	Pool #AE7703, 4.00%, 10/1/40	598,530
1,251,823	Pool #AE7707, 4.00%, 11/1/40	1,352,360
733,585	Pool #AH0300, 4.00%, 11/1/40	792,272
703,825	Pool #AH0301, 3.50%, 11/1/40	744,432
66,592	Pool #AH0302, 4.00%, 11/1/40	73,148
605,842	Pool #AH0306, 4.00%, 12/1/40	660,557
706,719	Pool #AH0508, 4.00%, 11/1/40	763,256
1,150,869	Pool #AH0537, 4.00%, 12/1/40	1,246,895
987,141	Pool #AH0914, 4.50%, 11/1/40	1,086,241
832,811	Pool #AH0917, 4.00%, 12/1/40	899,435
889,623	Pool #AH1077, 4.00%, 1/1/41	975,805
1,204,682	Pool #AH2973, 4.00%, 12/1/40	1,301,057
953,317	Pool #AH2980, 4.00%, 1/1/41	1,029,582
1,159,914	Pool #AH5656, 4.00%, 1/1/41	1,256,694
689,535	Pool #AH5657, 4.00%, 2/1/41	744,698
885,888	Pool #AH5658, 4.00%, 2/1/41	956,759
701,635	Pool #AH5662, 4.00%, 2/1/41	765,002
858,261	Pool #AH5882, 4.00%, 2/1/26	912,305
903,611	Pool #AH6764, 4.00%, 3/1/41	975,900
2,046,350	Pool #AH6768, 4.00%, 3/1/41	2,210,058
353,300	Pool #AH7277, 4.00%, 3/1/41	384,380
1,138,642	Pool #AH7281, 4.00%, 3/1/41	1,230,445
520,788	Pool #AH7526, 4.50%, 3/1/41	574,291
1,342,640	Pool #AH7537, 4.00%, 3/1/41	1,450,051
738,098	Pool #AH8878, 4.50%, 4/1/41	811,734
611,392	Pool #AH8885, 4.50%, 4/1/41	672,770
702,060	Pool #AH9050, 3.50%, 2/1/26	741,852
582,722	Pool #AI0114, 4.00%, 3/1/41	629,704
999,307	Pool #AI1846, 4.50%, 5/1/41	1,099,004
791,974	Pool #AI1847, 4.50%, 5/1/41	873,584
1,630,557	Pool #AI1848, 4.50%, 5/1/41	1,793,230
1,054,574	Pool #AI1849, 4.50%, 5/1/41	1,180,876
545,319	Pool #AJ0651, 4.00%, 8/1/41	588,774
504,586	Pool #AJ7668, 4.00%, 11/1/41	544,795
916,109	Pool #AJ9133, 4.00%, 1/1/42	989,112
10,262,254	Pool #AK2386, 3.50%, 2/1/42(b)	10,860,752
3,631,346	Pool #AK6715, 3.50%, 3/1/42(b)	3,843,127
1,425,979	Pool #AK6716, 3.50%, 3/1/42	1,509,142
716,717	Pool #AK6718, 3.50%, 2/1/42	758,517
624,320	Pool #AM0414, 2.87%, 9/1/27	655,905
466,135	Pool #AM0635, 2.55%, 10/1/22	485,017
934,571	Pool #AM1750, 3.04%, 12/1/30	988,032
4,932,817	Pool #AM4392, 3.79%, 10/1/23	5,474,635
498,851	Pool #AM4590, 3.18%, 10/1/20	527,606
2,347,930	Pool #AM5335, 3.69%, 2/1/24	2,598,885
1,927,927	Pool #AM5486, 3.70%, 2/1/24	2,134,687

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 243,451	Pool #AM6907, 3.68%, 10/1/32	$274,701
1,542,664	Pool #AM7764, 3.05%, 1/1/27	1,644,766
977,729	Pool #AM7938, 2.59%, 12/1/25	1,016,446
295,437	Pool #AM9239, 3.03%, 6/1/25	315,244
494,723	Pool #AM9780, 3.31%, 3/1/31	531,313
997,415	Pool #AN2066, 2.75%, 7/1/26	1,039,228
1,000,000	Pool #AN2398, 2.52%, 7/1/28	1,021,022
1,000,000	Pool #AN2746, 2.30%, 9/1/26	1,017,220
1,131,298	Pool #AO2923, 3.50%, 5/1/42	1,197,276
2,755,504	Pool #AO8029, 3.50%, 7/1/42(b)	2,916,205
723,727	Pool #AP7483, 3.50%, 9/1/42	765,935
995,836	Pool #AQ6710, 2.50%, 10/1/27	1,032,090
1,927,551	Pool #AQ7193, 3.50%, 7/1/43	2,039,966
2,719,532	Pool #AR3088, 3.00%, 1/1/43	2,841,486
863,890	Pool #AR6712, 3.00%, 1/1/43	901,550
942,812	Pool #AR6928, 3.00%, 3/1/43	982,440
523,638	Pool #AR6933, 3.00%, 3/1/43	545,647
938,959	Pool #AS1916, 4.00%, 3/1/44	1,010,555
822,615	Pool #AS1917, 4.00%, 3/1/44	885,340
211,031	Pool #AS2129, 4.00%, 3/1/44	226,991
1,150,987	Pool #AS2439, 4.00%, 5/1/44	1,248,101
2,529,285	Pool #AS2784, 4.00%, 7/1/44	2,720,563
1,851,431	Pool #AS3244, 4.00%, 9/1/44	1,990,289
2,455,396	Pool #AS3494, 4.00%, 10/1/44(b)	2,639,551
1,641,853	Pool #AS3726, 4.00%, 11/1/44	1,764,992
2,218,346	Pool #AS3728, 4.00%, 11/1/44	2,384,722
1,020,838	Pool #AS3926, 3.50%, 12/1/44	1,077,822
1,055,017	Pool #AS3929, 4.00%, 12/1/44	1,134,143
961,990	Pool #AS3930, 4.00%, 11/1/44	1,034,139
1,072,974	Pool #AS4070, 4.00%, 12/1/44	1,169,541
1,327,451	Pool #AS4240, 3.50%, 1/1/45	1,401,549
1,614,336	Pool #AS4388, 3.50%, 2/1/45	1,703,440
817,422	Pool #AS4390, 3.50%, 2/1/45	862,539
1,063,078	Pool #AS4732, 3.50%, 4/1/45	1,121,754
8,889,411	Pool #AS4737, 3.50%, 4/1/45(b)	9,380,065
1,892,029	Pool #AS4743, 3.50%, 4/1/45	1,996,460
1,193,926	Pool #AS4905, 3.50%, 4/1/45	1,261,318
8,562,717	Pool #AS4908, 3.50%, 5/1/45(b)	9,035,339
1,044,638	Pool #AS4910, 3.50%, 5/1/45	1,102,297
8,829,497	Pool #AS5114, 3.50%, 6/1/45	9,316,844
1,303,868	Pool #AS5118, 3.50%, 5/1/45	1,375,835
1,424,925	Pool #AS5341, 3.50%, 7/1/45	1,503,575
2,586,612	Pool #AS5345, 3.50%, 7/1/45(b)	2,729,381
1,802,055	Pool #AS5576, 4.00%, 8/1/45	1,934,393
2,448,558	Pool #AS5749, 3.50%, 9/1/45(b)	2,583,707
2,555,505	Pool #AS5916, 3.50%, 9/1/45(b)	2,696,557
1,011,706	Pool #AS5919, 3.50%, 9/1/45	1,067,864
1,023,744	Pool #AS5922, 3.50%, 9/1/45	1,080,250

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$1,995,289	Pool #AS63C3, 4.00%, 12/1/45	$2,142,441
1,581,871	Pool #AS6469, 4.00%, 11/1/45	1,698,039
737,229	Pool #AS6607, 4.00%, 1/1/46	791,600
1,962,625	Pool #AS6778, 3.50%, 3/1/46	2,072,026
1,389,848	Pool #AS6958, 3.50%, 4/1/46	1,467,973
1,802,722	Pool #AS7138, 3.50%, 5/1/46	1,904,054
1,031,424	Pool #AS7139, 3.50%, 5/1/46	1,089,402
1,907,557	Pool #AS7333, 3.00%, 6/1/46	1,984,157
1,914,545	Pool #AS7334, 3.00%, 6/1/46	1,991,426
1,926,174	Pool #AS7335, 3.00%, 5/1/46	2,003,522
1,087,507	Pool #AS7336, 3.00%, 6/1/46	1,134,236
2,284,539	Pool #AS7339, 3.00%, 6/1/46	2,376,278
3,813,315	Pool #AS7504, 3.00%, 7/1/46	3,966,443
1,072,263	Pool #AS7512, 3.00%, 7/1/46	1,115,321
1,755,620	Pool #AS7515, 3.00%, 7/1/46	1,826,119
1,025,976	Pool #AS7516, 3.00%, 7/1/46	1,067,175
1,715,875	Pool #AS7517, 3.00%, 6/1/46	1,784,778
1,029,675	Pool #AS7518, 3.00%, 7/1/46	1,071,023
2,677,102	Pool #AS7674, 3.00%, 8/1/46	2,784,604
4,883,933	Pool #AS7675, 3.00%, 8/1/46	5,080,054
1,984,281	Pool #AS7676, 3.00%, 8/1/46	2,063,963
4,851,993	Pool #AS8053, 3.00%, 10/1/46	5,046,831
1,305,358	Pool #AS8054, 3.00%, 10/1/46	1,357,776
1,390,061	Pool #AT2688, 3.00%, 5/1/43	1,448,487
1,523,375	Pool #AT2689, 3.00%, 5/1/43	1,587,404
868,933	Pool #AT2690, 3.00%, 4/1/43(b)	905,455
853,350	Pool #AT2691, 3.00%, 5/1/43	889,217
886,602	Pool #AT3963, 2.50%, 3/1/28	919,019
730,546	Pool #AT7873, 2.50%, 6/1/28	758,284
827,285	Pool #AT8051, 3.00%, 6/1/43	862,057
1,214,986	Pool #AU0971, 3.50%, 8/1/43	1,285,845
1,048,357	Pool #AU2165, 3.50%, 7/1/43	1,109,498
885,623	Pool #AU2188, 3.50%, 8/1/43	937,273
923,159	Pool #AU3700, 3.50%, 8/1/43	981,902
723,513	Pool #AU4653, 3.50%, 9/1/43	775,996
620,159	Pool #AU6054, 4.00%, 9/1/43	668,028
506,344	Pool #AU6718, 4.00%, 10/1/43	549,225
1,436,853	Pool #AU7003, 4.00%, 11/1/43	1,567,741
1,046,147	Pool #AU7005, 4.00%, 11/1/43	1,132,455
1,092,924	Pool #AV0679, 4.00%, 12/1/43	1,192,483
728,940	Pool #AV9282, 4.00%, 2/1/44	784,521
1,249,933	Pool #AW0993, 4.00%, 5/1/44	1,363,989
627,528	Pool #AW1565, 4.00%, 4/1/44	674,985
363,496	Pool #AW3671, 4.00%, 4/1/44	394,166
1,190,837	Pool #AW5046, 4.00%, 7/1/44	1,280,894
1,185,223	Pool #AW5047, 4.00%, 7/1/44	1,274,855
631,526	Pool #AW7040, 4.00%, 6/1/44	684,811
1,088,265	Pool #AW8629, 3.50%, 5/1/44	1,150,373

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$1,008,222	Pool #AX2884, 3.50%, 11/1/44	$1,078,837
1,935,526	Pool #AX4860, 3.50%, 12/1/44	2,043,567
1,082,251	Pool #AY0075, 3.50%, 11/1/44	1,142,662
1,860,884	Pool #AY1389, 3.50%, 4/1/45	1,963,596
1,337,935	Pool #AY3435, 3.50%, 5/1/45	1,411,783
1,637,233	Pool #AY5571, 3.50%, 6/1/45	1,727,601
1,815,789	Pool #BC0802, 3.50%, 4/1/46	1,917,856
1,680,775	Pool #BC0804, 3.50%, 4/1/46	1,775,253
1,311,566	Pool #BC1135, 3.00%, 6/1/46	1,364,234
2,751,614	Pool #BD3807, 3.00%, 7/1/46	2,862,108
56,890	Pool #MC0013, 5.50%, 12/1/38	66,055
93,418	Pool #MC0014, 5.50%, 12/1/38	108,759
76,183	Pool #MC0016, 5.50%, 11/1/38	87,837
150,318	Pool #MC0038, 4.50%, 3/1/39	171,022
51,763	Pool #MC0059, 4.00%, 4/1/39	57,797
91,363	Pool #MC0081, 4.00%, 5/1/39	100,185
112,711	Pool #MC0112, 4.50%, 6/1/39	128,799
205,397	Pool #MC0127, 4.50%, 7/1/39	228,168
65,973	Pool #MC0135, 4.50%, 6/1/39	75,060
107,667	Pool #MC0137, 4.50%, 7/1/39	119,233
927,845	Pool #MC0154, 4.50%, 8/1/39	1,022,587
315,035	Pool #MC0160, 4.50%, 8/1/39	348,975
224,636	Pool #MC0171, 4.50%, 9/1/39	252,137
331,478	Pool #MC0177, 4.50%, 9/1/39	367,190
130,139	Pool #MC0270, 4.50%, 3/1/40	144,200
587,078	Pool #MC0325, 4.50%, 7/1/40	657,940
97,299	Pool #MC0426, 4.50%, 1/1/41	107,067
905,080	Pool #MC0584, 4.00%, 1/1/42	977,204
479,111	Pool #MC0585, 4.00%, 1/1/42	517,290
67,801	Pool #MC3344, 5.00%, 12/1/38	77,436

		370,196,746

Freddie Mac — 7.90%
88,288	Pool #A10124, 5.00%, 6/1/33	100,197
218,370	Pool #A10548, 5.00%, 6/1/33	244,941
239,961	Pool #A12237, 5.00%, 8/1/33	268,662
103,578	Pool #A12969, 4.50%, 8/1/33	114,462
74,665	Pool #A12985, 5.00%, 8/1/33	85,271
61,808	Pool #A12986, 5.00%, 8/1/33	70,621
42,181	Pool #A14028, 4.50%, 9/1/33	47,233
141,654	Pool #A14325, 5.00%, 9/1/33	158,909
85,634	Pool #A15268, 6.00%, 10/1/33	101,272
282,921	Pool #A15579, 5.50%, 11/1/33	321,975
137,651	Pool #A17393, 5.50%, 12/1/33	159,303
177,398	Pool #A17397, 5.50%, 1/1/34	205,801
252,644	Pool #A18617, 5.50%, 1/1/34	292,140
271,084	Pool #A19019, 5.50%, 2/1/34	315,465
247,351	Pool #A20070, 5.50%, 3/1/34	280,711

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$328,501	Pool #A20540, 5.50%, 4/1/34	$377,650
125,926	Pool #A20541, 5.50%, 4/1/34	144,751
118,324	Pool #A21679, 5.50%, 4/1/34	132,777
175,107	Pool #A23192, 5.00%, 5/1/34	196,701
630,945	Pool #A25310, 5.00%, 6/1/34	706,635
283,785	Pool #A25311, 5.00%, 6/1/34	318,775
167,739	Pool #A26395, 6.00%, 9/1/34	197,517
85,312	Pool #A26396, 5.50%, 9/1/34	99,811
255,366	Pool #A28241, 5.50%, 10/1/34	294,145
26,266	Pool #A30055, 5.00%, 11/1/34	29,082
191,793	Pool #A30591, 6.00%, 12/1/34	223,844
254,782	Pool #A31135, 5.50%, 12/1/34	292,802
313,751	Pool #A33167, 5.00%, 1/1/35	355,718
321,209	Pool #A34999, 5.50%, 4/1/35	371,020
78,142	Pool #A35628, 5.50%, 6/1/35	91,008
437,314	Pool #A37185, 5.00%, 9/1/35	491,038
345,831	Pool #A38830, 5.00%, 5/1/35	387,969
104,724	Pool #A40538, 5.00%, 12/1/35	117,589
134,300	Pool #A42095, 5.50%, 1/1/36	155,908
237,629	Pool #A42097, 5.00%, 1/1/36	268,010
174,135	Pool #A42098, 5.50%, 1/1/36	198,072
343,108	Pool #A42803, 5.50%, 2/1/36	396,919
39,617	Pool #A42804, 6.00%, 2/1/36	44,825
107,937	Pool #A42805, 6.00%, 2/1/36	125,196
245,666	Pool #A44639, 5.50%, 3/1/36	282,275
283,897	Pool #A45396, 5.00%, 6/1/35	318,774
208,692	Pool #A46321, 5.50%, 7/1/35	243,053
81,574	Pool #A46735, 5.00%, 8/1/35	92,692
214,778	Pool #A46746, 5.50%, 8/1/35	248,396
98,760	Pool #A46748, 5.50%, 8/1/35	114,620
94,233	Pool #A46996, 5.50%, 9/1/35	109,366
333,074	Pool #A46997, 5.50%, 9/1/35	382,606
487,530	Pool #A47552, 5.00%, 11/1/35	547,424
254,758	Pool #A47553, 5.00%, 11/1/35	287,329
185,430	Pool #A47554, 5.50%, 11/1/35	215,265
168,080	Pool #A48789, 6.00%, 5/1/36	192,490
85,792	Pool #A49013, 6.00%, 5/1/36	100,490
163,790	Pool #A49526, 6.00%, 5/1/36	188,039
165,636	Pool #A49843, 6.00%, 6/1/36	193,624
454,522	Pool #A49844, 6.00%, 6/1/36	521,241
21,184	Pool #A49845, 6.50%, 6/1/36	23,299
95,609	Pool #A50128, 6.00%, 6/1/36	106,650
283,742	Pool #A59530, 5.50%, 4/1/37	322,568
204,584	Pool #A59964, 5.50%, 4/1/37	237,182
85,304	Pool #A61754, 5.50%, 5/1/37	99,242
90,747	Pool #A61779, 5.50%, 5/1/37	105,575
99,571	Pool #A61915, 5.50%, 6/1/37	115,436
150,239	Pool #A61916, 6.00%, 6/1/37	172,673

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$227,494	Pool #A63456, 5.50%, 6/1/37	$262,817
539,390	Pool #A64012, 5.50%, 7/1/37	613,030
203,138	Pool #A64015, 6.00%, 7/1/37	236,056
494,193	Pool #A66061, 5.50%, 8/1/37	570,928
362,471	Pool #A66122, 6.00%, 8/1/37	421,034
103,548	Pool #A66133, 6.00%, 6/1/37	121,063
160,946	Pool #A66156, 6.50%, 9/1/37	188,157
213,634	Pool #A68766, 6.00%, 10/1/37	247,034
86,525	Pool #A70292, 5.50%, 7/1/37	99,284
117,188	Pool #A75113, 5.00%, 3/1/38	131,877
93,823	Pool #A76187, 5.00%, 4/1/38	106,727
166,323	Pool #A78354, 5.50%, 11/1/37	189,186
771,461	Pool #A91887, 5.00%, 4/1/40	875,638
296,616	Pool #A92388, 4.50%, 5/1/40	328,363
459,879	Pool #A93962, 4.50%, 9/1/40	509,388
570,904	Pool #A95573, 4.00%, 12/1/40	618,182
517,640	Pool #A96339, 4.00%, 12/1/40	560,507
557,688	Pool #A97099, 4.00%, 1/1/41	607,880
571,074	Pool #A97715, 4.00%, 3/1/41	622,470
391,341	Pool #A97716, 4.50%, 3/1/41	430,903
36,097	Pool #B31140, 6.50%, 10/1/31	40,034
24,011	Pool #B31206, 6.00%, 3/1/32	26,397
70,145	Pool #B31493, 5.00%, 2/1/34	76,157
57,825	Pool #B31532, 5.00%, 5/1/34	62,766
87,047	Pool #B31546, 5.50%, 5/1/34	95,573
52,946	Pool #B31547, 5.50%, 5/1/34	58,137
87,967	Pool #B31551, 5.50%, 6/1/34	96,549
61,956	Pool #B31587, 5.00%, 11/1/34	67,320
61,837	Pool #B31588, 5.50%, 11/1/34	67,883
37,108	Pool #B50450, 4.50%, 1/1/19	38,258
20,274	Pool #B50451, 5.00%, 1/1/19	20,770
5,130	Pool #B50470, 4.50%, 4/1/19	5,289
68,649	Pool #B50496, 5.50%, 9/1/19	71,802
44,631	Pool #B50499, 5.00%, 11/1/19	46,336
8,471	Pool #B50500, 5.50%, 10/1/19	8,831
11,293	Pool #B50501, 4.50%, 11/1/19	11,513
29,926	Pool #B50504, 5.50%, 11/1/19	31,367
95,462	Pool #B50506, 5.00%, 11/1/19	99,518
37,825	Pool #C37233, 7.50%, 2/1/30	44,914
185,568	Pool #C51686, 6.50%, 5/1/31	217,173
102,965	Pool #C53210, 6.50%, 6/1/31	120,814
45,356	Pool #C60020, 6.50%, 11/1/31	53,076
52,638	Pool #C65616, 6.50%, 3/1/32	61,110
52,683	Pool #C68324, 6.50%, 6/1/32	61,804
104,890	Pool #C73273, 6.00%, 11/1/32	122,283
170,631	Pool #C73525, 6.00%, 11/1/32	201,846
56,294	Pool #C74672, 5.50%, 11/1/32	65,572
161,044	Pool #C77844, 5.50%, 3/1/33	184,910

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 60,359	Pool #C77845, 5.50%, 3/1/33	$70,612
40,660	Pool #C78252, 5.50%, 3/1/33	46,966
88,122	Pool #J00980, 5.00%, 1/1/21	93,660
23,545	Pool #J05466, 5.50%, 6/1/22	24,622
722,203	Pool #J21142, 2.50%, 11/1/27	748,383
654,320	Pool #J23532, 2.50%, 5/1/28	678,039
319,603	Pool #Q00462, 4.00%, 3/1/41	344,971
662,715	Pool #Q00465, 4.50%, 4/1/41	728,986
864,431	Pool #Q05867, 3.50%, 12/1/41	915,183
965,171	Pool #Q06239, 3.50%, 1/1/42	1,021,837
330,148	Pool #Q06406, 4.00%, 2/1/42	356,250
1,255,774	Pool #Q13349, 3.00%, 11/1/42	1,309,438
1,312,592	Pool #Q17662, 3.00%, 4/1/43	1,367,865
1,117,652	Pool #Q18754, 3.00%, 6/1/43	1,164,715
1,238,789	Pool #Q18772, 3.00%, 6/1/43	1,290,954
2,147,201	Pool #Q32756, 3.00%, 4/1/45	2,234,263
1,256,128	Pool #Q33966, 3.50%, 6/1/45	1,325,166
1,151,938	Pool #Q41898, 3.50%, 7/1/46	1,219,119
1,334,762	Pool #Q41900, 3.50%, 7/1/46	1,412,606
1,294,825	Pool #Q41901, 3.50%, 7/1/46	1,370,340
2,790,510	Pool #Q43041, 3.00%, 9/1/46	2,901,912
1,390,404	Pool #Q43155, 3.00%, 9/1/46	1,445,912
1,459,131	Pool #Q43157, 3.00%, 9/1/46	1,517,382

		47,392,741

Ginnie Mae — 29.79%
266,587	Pool #409117, 5.50%, 6/20/38	293,892
1,334,943	Pool #442423, 4.00%, 9/20/41	1,451,855
227,288	Pool #487643, 5.00%, 2/15/39	256,676
409,879	Pool #588448, 6.25%, 9/15/32	411,091
459,339	Pool #616936, 5.50%, 1/15/36	524,713
381,824	Pool #617904, 5.75%, 9/15/23	382,959
1,792,714	Pool #618363, 4.00%, 9/20/41	1,930,669
489,290	Pool #624106, 5.13%, 3/15/34	490,422
451,340	Pool #654705, 4.00%, 9/20/41	486,072
417,154	Pool #664269, 5.85%, 6/15/38	423,932
125,341	Pool #675509, 5.50%, 6/15/38	144,294
421,543	Pool #697672, 5.50%, 12/15/38	484,099
286,242	Pool #697814, 5.00%, 2/15/39	319,987
379,962	Pool #697885, 4.50%, 3/15/39	421,165
116,521	Pool #698112, 4.50%, 5/15/39	129,502
647,127	Pool #698113, 4.50%, 5/15/39	719,221
188,391	Pool #699294, 5.63%, 9/20/38	212,537
2,008,442	Pool #713519, 6.00%, 7/15/39	2,338,390
329,321	Pool #714561, 4.50%, 6/15/39	366,010
290,382	Pool #716822, 4.50%, 4/15/39	324,820
248,016	Pool #716823, 4.50%, 4/15/39	277,429

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 124,940	Pool #717132, 4.50%, 5/15/39	$139,913
259,874	Pool #717133, 4.50%, 5/15/39	287,891
880,920	Pool #720080, 4.50%, 6/15/39	979,267
707,447	Pool #720521, 5.00%, 8/15/39	791,732
899,490	Pool #724629, 5.00%, 7/20/40	1,005,567
1,306,917	Pool #726550, 5.00%, 9/15/39	1,462,624
532,103	Pool #729018, 4.50%, 2/15/40	587,309
281,772	Pool #729019, 5.00%, 2/15/40	315,342
407,049	Pool #729346, 4.50%, 7/15/41	451,379
531,082	Pool #738844, 3.50%, 10/15/41	568,444
335,760	Pool #738845, 3.50%, 10/15/41	358,595
1,253,338	Pool #738862, 4.00%, 10/15/41	1,355,906
364,825	Pool #747241, 5.00%, 9/20/40	406,281
816,417	Pool #748654, 3.50%, 9/15/40	871,047
159,700	Pool #748846, 4.50%, 9/20/40	182,039
771,404	Pool #757016, 3.50%, 11/15/40	823,142
592,429	Pool #757017, 4.00%, 12/15/40	642,785
771,087	Pool #759297, 4.00%, 1/20/41	845,726
577,295	Pool #759298, 4.00%, 2/20/41	622,802
532,734	Pool #762877, 4.00%, 4/15/41	576,331
388,636	Pool #763564, 4.50%, 5/15/41	430,961
484,055	Pool #770391, 4.50%, 6/15/41	536,772
904,942	Pool #770481, 4.00%, 8/15/41	978,999
236,862	Pool #770482, 4.50%, 8/15/41	262,658
728,071	Pool #770517, 4.00%, 8/15/41	791,066
556,066	Pool #770529, 4.00%, 8/15/41	601,572
958,468	Pool #770537, 4.00%, 8/15/41	1,041,398
398,444	Pool #770738, 4.50%, 6/20/41	442,164
1,173,222	Pool #779592, 4.00%, 11/20/41	1,263,505
498,599	Pool #779593, 4.00%, 11/20/41	536,967
733,772	Pool #AA6312, 3.00%, 4/15/43	771,492
943,766	Pool #AA6424, 3.00%, 5/15/43	992,282
1,633,645	Pool #AB2733, 3.50%, 8/15/42	1,747,350
2,303,491	Pool #AB2745, 3.00%, 8/15/42	2,421,905
2,312,275	Pool #AB2841, 3.00%, 9/15/42	2,431,141
754,437	Pool #AB2843, 3.00%, 9/15/42	793,220
739,116	Pool #AB2852, 3.50%, 9/15/42	788,920
5,560,972	Pool #AC9541, 2.12%, 2/15/48	5,527,176
847,003	Pool #AE6946, 3.00%, 6/15/43	890,544
756,949	Pool #AE8253, 4.00%, 2/20/44	813,306
657,962	Pool #AG8915, 4.00%, 2/20/44	721,445
1,044,469	Pool #AK6446, 3.00%, 1/15/45	1,096,530
1,080,998	Pool #AK7036, 3.00%, 4/15/45	1,132,852
2,025,505	Pool #AO3594, 3.50%, 8/20/45	2,149,805
1,352,800	Pool #AO8336, 3.50%, 9/20/45	1,438,224
1,879,284	Pool #AP3887, 3.50%, 9/20/45	1,994,610
1,122,966	Pool #AR4919, 3.50%, 3/20/46	1,194,179
1,439,876	Pool #AR4970, 3.50%, 4/20/46	1,531,185

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$2,004,029	Pool #AR9008, 3.00%, 5/20/46	$2,101,312
2,053,702	Pool #AS2837, 3.50%, 3/20/46	2,183,938
1,184,647	Pool #AS2921, 3.50%, 4/20/46	1,259,778
1,417,867	Pool #AS4332, 3.00%, 6/20/46	1,486,694
1,095,457	Pool #AS5511, 3.50%, 3/20/46	1,164,935
700,000	Series 2012-100, Class B, 2.31%, 11/16/51(c)	698,085
2,390,864	Series 2012-107, Class A, 1.15%, 1/16/45	2,322,765
1,600,000	Series 2012-112, Class B, 2.70%, 1/16/53	1,606,326
5,490,850	Series 2012-114, Class A, 2.10%, 1/16/53(c)	5,449,937
2,065,435	Series 2012-115, Class A, 2.13%, 4/16/45	2,056,816
3,032,927	Series 2012-120, Class A, 1.90%, 2/16/53	2,978,683
1,324,892	Series 2012-131, Class A, 1.90%, 2/16/53	1,294,041
658,900	Series 2012-144 Class AD, 1.77%, 1/16/53	644,902
6,000,000	Series 2012-33, Class B, 2.89%, 3/16/46	6,215,461
3,000,000	Series 2012-35, Class C, 3.25%, 11/16/52(c)	3,092,414
1,600,000	Series 2012-45, Class C, 3.45%, 4/16/53(c)	1,690,549
2,126,666	Series 2012-53, Class AC, 2.38%, 12/16/43	2,148,853
8,000,000	Series 2012-58, Class B, 2.20%, 3/16/44	8,024,801
725,373	Series 2012-70, Class A, 1.73%, 5/16/42	724,257
2,359,926	Series 2012-72, Class A, 1.71%, 5/16/42	2,343,258
2,403,436	Series 2012-78, Class A, 1.68%, 3/16/44	2,399,965
1,175,813	Series 2013-101, Class AG, 1.76%, 4/16/38	1,167,517
1,194,451	Series 2013-105, Class A, 1.71%, 2/16/37	1,184,424
1,312,709	Series 2013-107, Class A, 2.00%, 5/16/40	1,306,459
1,339,224	Series 2013-126, Class BK, 2.45%, 10/16/47	1,349,385
661,007	Series 2013-127, Class A, 2.00%, 3/16/52	658,926
827,880	Series 2013-17, Class A, 1.13%, 1/16/49	806,787
779,608	Series 2013-29, Class AB, 1.77%, 10/16/45	765,137
845,410	Series 2013-33, Class A, 1.06%, 7/16/38	822,719
2,224,307	Series 2013-63, Class AB, 1.38%, 3/16/45	2,169,798
1,432,086	Series 2013-97, Class AC, 2.00%, 6/16/45	1,421,498
1,292,848	Series 2014-148, Class A, 2.65%, 3/1/39	1,313,477
8,468,318	Series 2014-172, Class AF, 2.50%, 1/1/55	8,532,759
310,947	Series 2014-47, Class AB, 2.25%, 8/16/40	311,224
873,447	Series 2014-54, Class AB, 2.62%, 10/16/43	879,602
884,613	Series 2014-77, Class AC, 2.35%, 10/16/40	887,912
906,427	Series 2014-82, Class AB, 2.40%, 5/16/45	913,270
884,726	Series 2015-107, Class AB, 2.20%, 11/16/49	894,869
3,188,004	Series 2015-114, Class AD, 2.50%, 11/15/51	3,222,462
2,065,389	Series 2015-128, Class AD, 2.50%, 12/16/50	2,093,771
928,122	Series 2015-130, Class AH, 2.90%, 8/16/47	951,743
3,057,419	Series 2015-135, Class AC, 2.35%, 4/16/49	3,087,173
1,167,474	Series 2015-136, Class AC, 2.50%, 3/16/47	1,181,612
927,114	Series 2015-15, Class A, 2.00%, 11/1/48	924,354
1,891,960	Series 2015-154, Class AD, 2.50%, 5/1/54	1,915,418
982,816	Series 2015-171, Class DA, 2.37%, 3/16/46	980,161
1,900,043	Series 2015-2, Class A, 2.50%, 12/16/44	1,927,523
1,730,206	Series 2015-22, Class A, 2.40%, 8/16/47	1,749,563

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$5,876,602	Series 2015-70, Class AB, 2.30%, 11/16/48	$5,868,365
692,061	Series 2015-75, Class A, 3.00%, 2/16/44	713,768
2,584,239	Series 2015-98, Class AB, 2.50%, 11/16/43	2,599,995
739,584	Series 2016-11, Class AD, 2.25%, 11/16/43	742,450
978,930	Series 2016-14, Class AB, 2.15%, 8/16/42	983,375
971,780	Series 2016-26, Class A, 2.25%, 12/16/55	976,413
979,452	Series 2016-28, Class AB, 2.40%, 11/16/55	987,766
794,715	Series 2016-36, Class AB, 2.30%, 6/16/56	800,086
985,664	Series 2016-39, Class AH, 2.50%, 9/16/44	998,111
1,093,387	Series 2016-50, Class A, 2.30%, 2/1/25	1,102,270
2,681,136	Series 2016-64, Class CA, 2.30%, 3/16/45	2,700,179
1,992,351	Series 2016-67, Class A, 2.30%, 2/1/25	2,001,462
997,863	Series 2016-94, Class AC, 2.20%, 8/1/37	994,135
995,940	Series 2016-96, Class BA, 1.95%, 3/16/43	993,842

		178,755,615

Total U.S. Government Agency Backed Mortgages		596,345,102

(Cost $575,033,293)
U.S. Government Agency Obligations — 2.75%
Small Business Administration — 2.69%
131,445	0.80%, 3/25/29(c)	129,800
186,871	0.85%, 3/25/28(c)	185,035
477,451	0.88%, 1/26/32(a)	486,093
991,106	0.90%, 7/25/41(c)	988,314
988,267	0.90%, 9/25/41(c)	987,809
498,519	0.90%, 9/25/41(c)	497,846
80,506	0.91%, 4/16/20(a)	80,951
7,872,672	1.26%, 7/18/30*(a)	167,452
1,073,417	3.16%, 11/25/27(c)	1,145,837
1,256,387	3.36%, 7/8/24(a)	1,358,318
59,209	3.36%, 7/1/21(a)	62,194
240,961	3.53%, 12/25/40(c)	265,622
128,336	3.58%, 12/18/23(a)	138,542
87,754	3.61%, 4/4/20(a)	90,915
1,370,000	3.69%, 11/25/28(c)	1,496,252
360,595	3.85%, 9/16/34(a)	397,527
11,096	4.13%, 7/18/17(a)	11,175
226,364	4.26%, 8/25/27(c)	248,623
449,678	4.30%, 6/25/28(c)	499,032
950,181	4.31%, 3/25/29(c)	1,062,134
1,653,334	4.35%, 5/25/29(c)	1,867,882
144,293	4.36%, 7/17/29(a)	163,669
490,076	4.38%, 1/25/29(c)	548,189
1,974,726	4.63%, 9/25/28(c)	2,232,517
222,421	4.70%, 11/25/26(c)	247,986
106,845	4.88%, 6/24/24(a)	117,290
121,894	5.05%, 7/25/28(c)	138,995

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 55,093	5.13%, 2/28/24(a)	$60,305
471,184	6.03%, 10/31/32(a)	497,990

		16,174,294

United States Department of Agriculture — 0.06%
206,655	5.38%, 10/26/22(a)	217,257
124,555	6.08%, 7/1/32(a)	131,861

		349,118

Total U.S. Government Agency Obligations		16,523,412

(Cost $17,227,510)

Shares
Investment Company — 3.07%
18,417,297	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	18,417,297

Total Investment Company		18,417,297
(Cost $18,417,297)

Total Investments		$653,069,962
(Cost $631,983,722)(e) — 108.82%

Liabilities in excess of other assets — (8.82)%		(52,909,764)

NET ASSETS — 100.00%		$600,160,198

*	Interest Only security represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	This security is either fully or partially pledged as collateral for reverse repurchase agreements.
(c)	Floating rate note. Rate shown is as of report date.
(d)	Affiliated investment.
(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

FHA - Insured by Federal Housing Administration

TBA - To-be-announced

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2016

Financial futures contracts as of September 30, 2016:

	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)	Notional Value	Clearinghouse
Short Position:

Five Year
U.S. Treasury Notes	265	December, 2016	$(22,774)	$32,178,867	Barclays Capital
Ten Year
U.S. Treasury Notes	40	December, 2016	657	5,245,657	Barclays Capital
U.S. Treasury Long
Bonds	28	December, 2016	66,500	4,774,875	Barclays Capital
Ultra Long Term U.S.
Treasury Bonds	60	December, 2016	4,372	8,653,747	Barclays Capital
Ultra Ten Year U.S.
Treasury Notes	60	December, 2016	189,844	11,222,344	Barclays Capital

Total			$238,599

See Notes to Financial Statements.

29

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2016

Assets:
Investments in securities, at value:
Unaffiliated investments (cost $613,566,425)	$634,652,665
Affiliated investments (cost $18,417,297)	18,417,297
Interest and dividends receivable	2,025,516
Receivable for Fund shares sold	1,390,900
Receivable for investments sold	8,688
Cash pledged for financial futures contracts	1,992,458
Unrealized gain on futures contracts	261,373
Prepaid expenses and other assets	22,466

Total Assets	658,771,363

Liabilities:
Distributions payable	643,090
Unrealized loss on futures contracts	22,774
Payable for capital shares redeemed	130,262
Payable for investments purchased	8,650,578
Reverse repurchase agreements (including interest of $29,319)	48,814,319
Accrued expenses and other payables:
Investment advisory fees	257,091
Accounting fees	4,650
Trustee fees	245
Audit fees	24,467
Transfer agent fees	12,896
Other	50,793

Total Liabilities	58,611,165

Net Assets	$600,160,198

Net Assets Consist Of:
Capital	$616,687,658
Distributions in excess of net investment income	(1,322,406)
Accumulated net realized losses from investment transactions, futures contracts and sale commitments	(36,529,893)
Net unrealized appreciation on investments, futures contracts, and sale commitments	21,324,839

Net Assets	$600,160,198

30

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

Net Assets:
Class A	$21,268,938
Class I	578,891,260

Total	$600,160,198

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value):
Class A	2,297,278
Class I	62,567,505

Total	64,864,783

Net Asset Values and Redemption Price Per Share:
Class A(a)	$9.26
Class I	$9.25
Maximum Offering Price Per Share:
Class A	$9.62
Maximum Sales Charge - Class A	3.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to Financial Statements.

31

FINANCIAL STATEMENTS

Statement of Operations

For the year Ended September 30, 2016

Investment Income:
Interest income	$18,560,991
Dividend income- unaffiliated	8,617
Dividend income- affiliated	11,704

Total Investment Income	18,581,312

Expenses:
Management fees	2,804,006
Interest expense	325,912
Distribution fees - Class A	53,974
Accounting services	53,040
Audit fees	54,431
Legal fees	28,584
Custodian fees	44,397
Insurance fees	4,091
Trustees’ fees and expenses	27,845
Transfer agent fees - Class A	46,716
Transfer agent fees - Class I	60,587
Shareholder reports	40,723
Registration and filing fees	40,885
Other fees and expenses	108,088

Total expenses before fee waiver/reimbursement	3,693,279
Expenses reduced/waived by:
Advisor	(23,224)

Net Expenses	3,670,055

Net Investment Income	14,911,257

Realized/Unrealized Gains (Losses) from Investment Transactions and Futures Contracts:
Net realized gains from investment transactions	105,872
Net realized losses from futures contracts	(2,638,096)

(2,532,224)

Net change in unrealized appreciation/depreciation on investments	3,634,431
Net change in unrealized appreciation/depreciation on futures contracts	1,281,099

4,915,530

Net realized/unrealized gains (losses) from investments and futures contracts	2,383,306

Change in net assets resulting from operations	$17,294,563

See Notes to Financial Statements.

32

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

From Investment Activities:
Operations:
Net investment income	$ 14,911,257	$ 14,887,959
Net realized losses from investments and futures contracts	(2,532,224)	(1,049,215)
Net change in unrealized appreciation/depreciation on investments and futures contracts	4,915,530	1,369,431

Change in net assets resulting from operations	17,294,563	15,208,175

Distributions to Class A Shareholders:
From net investment income	(560,686)	(600,319)

Distributions to Class I Shareholders:
From net investment income	(15,997,713)	(15,955,838)

Change in net assets resulting from shareholder distributions	(16,558,399)	(16,556,157)

Capital Transactions:
Proceeds from shares issued	94,697,851	50,926,593
Distributions reinvested	9,309,602	8,697,151
Cost of shares redeemed	(36,824,198)	(24,094,072)

Change in net assets resulting from capital transactions	67,183,255	35,529,672

Net increase in net assets	67,919,419	34,181,690

Net Assets:
Beginning of year	532,240,779	498,059,089

End of year	$600,160,198	$532,240,779

Distributions in excess of net investment income	$ (1,322,406)	$ (1,322,641)

Share Transactions:
Issued	10,245,655	5,479,719
Reinvested	1,008,140	934,284
Redeemed	(3,985,876)	(2,590,371)

Change in shares resulting from capital transactions	7,267,919	3,823,632

See Notes to Financial Statements.

33

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund
(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Year
Class A
Year Ended September 30, 2016	$ 9.25	0.22	0.03	0.25	(0.24)	$ 9.26
Year Ended September 30, 2015	9.27	0.24	0.01	0.25	(0.27)	9.25
Year Ended September 30, 2014	9.28	0.27	0.02	0.29	(0.30)	9.27
Year Ended September 30, 2013	9.77	0.28	(0.46)	(0.18)	(0.31)	9.28
Year Ended September 30, 2012	9.75	0.37	0.05	0.42	(0.40)	9.77
Class I
Year Ended September 30, 2016	$ 9.24	0.25	0.03	0.28	(0.27)	$ 9.25
Year Ended September 30, 2015	9.26	0.27	0.01	0.28	(0.30)	9.24
Year Ended September 30, 2014	9.27	0.31	0.01	0.32	(0.33)	9.26
Year Ended September 30, 2013	9.76	0.31	(0.46)	(0.15)	(0.34)	9.27
Year Ended September 30, 2012	9.74	0.40	0.04	0.44	(0.42)	9.76

(a)	Per share net investment income has been calculated using the average daily shares method.

See Notes to Financial Statements.

34

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund (cont.)
(Selected data for a share outstanding throughout the periods indicated)

		Ratios to Average Net Assets				Supplemental Data
	Total Return(a)(b)	Total Expenses	Net Expenses	Total Expenses After Fees Waived/Reimbursed and Excluding Interest Expense	Net Investment Income	Net Assets, End of Year (000’s)	Portfolio Turnover Rate
Class A
Year Ended September 30, 2016	2.74%	1.10%	1.01%	0.95%	2.33%	$ 21,269	13%
Year Ended September 30, 2015	2.69%	1.06%	1.00%	0.95%	2.55%	21,135	23%
Year Ended September 30, 2014	3.26%	1.06%	1.01%	0.95%	2.91%	19,454	10%
Year Ended September 30, 2013	(1.92%)	0.99%	0.99%	0.92%	2.99%	14,869	23%
Year Ended September 30, 2012	4.35%	1.03%	1.03%	0.94%	3.80%	14,458	20%
Class I
Year Ended September 30, 2016	3.12%	0.64%	0.64%	0.58%	2.67%	$ 578,891	13%
Year Ended September 30, 2015	2.95%	0.63%	0.63%	0.58%	2.91%	511,106	23%
Year Ended September 30, 2014	3.76%	0.65%	0.65%	0.58%	3.34%	478,605	10%
Year Ended September 30, 2013	(1.69%)	0.74%	0.74%	0.67%	3.28%	504,970	23%
Year Ended September 30, 2012	4.62%	0.78%	0.78%	0.70%	4.12%	576,183	20%

(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b)	Total investment returns exclude the effect of sales charge.

See Notes to Financial Statements.

35

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

1. Organization:

RBC Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 21 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the Access Capital Community Investment Fund (the “Fund”). The predecessor fund was reorganized into a series of the Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008.

The Fund offers two share classes: Class A and Class I shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates.

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in high quality debt securities and other debt instruments supporting the affordable housing industry in areas of the United States designated by Fund shareholders. The Fund’s investments generally support community development, for example by supporting job creation or local business development.

2. Significant Accounting Policies:

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Fund. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of the Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market

36

NOTES TO FINANCIAL STATEMENTS

data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities or other assets and liabilities. The Pricing Committee includes representatives of the Fund’s Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance, and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Fund utilizes fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Fund discloses the fair value of its investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value.

37

NOTES TO FINANCIAL STATEMENTS

The three levels of the fair value hierarchy are as follows:

●   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●   Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●   Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Investment Company	$18,417,297	$—	$—	$18,417,297
Municipal Bonds	—	21,280,887	—	21,280,887
Corporate Bonds	—	503,264	—	503,264
U.S. Government Agency Backed Mortgages	—	596,345,102	—	596,345,102
U.S. Government Agency Obligations	—	16,355,960	167,452	16,523,412
Other Financial Instruments(*)
Interest Rate Contracts	261,373	—	—	261,373

Total Assets	$18,678,670	$634,485,213	$167,452	$653,331,335

Liabilities:
Other Financial Instruments(*)
Interest Rate Contracts	$22,774	$48,814,319	$—	$48,837,093

* Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts and reverse repurchase agreements which are reflected in the Notes to Financial Statements and shown in the Statement of Assets and Liabilities at their par value plus accrued interest.

38

NOTES TO FINANCIAL STATEMENTS

During the year ended September 30, 2016, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

U.S. Government Agency Obligations (Small Business Administration)
Balance as of 9/30/15 (value)	$168,079
Change in unrealized appreciation (depreciation)	(627)*

Balance as of 9/30/16 (value)	$167,452

* Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at September 30, 2016.

The Fund’s assets assigned to the Level 3 category were valued using the valuation methodology and technique deemed most appropriate in the circumstances. The significant unobservable inputs used include assumptions regarding the particular security’s cash flow profile, prepayments and potential defaults which may not be generally observable for either the security or for assets of a similar type. Inputs with respect to variable rate securities may also include assumptions regarding future interest rate changes. Significant changes in any of these assumptions may result in a lower or higher fair value measurement.

Financial Instruments:

Reverse Repurchase Agreements:

To obtain short-term financing, the Fund entered into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral. For the year ended September 30, 2016, the average amount borrowed was approximately $52,411,628 and the daily weighted average interest rate was 0.62%.

Details of open reverse repurchase agreements at September 30, 2016 were as follows:

Counterparty	Rate	Trade Date	Maturity Date	Net Closing Amount	Par Value
BNP Paribas	0.78%	9/16/16	11/16/16	$10,628,028	$10,614,000
Deutsche Bank AG	0.70%	8/16/16	10/04/16	5,538,272	5,533,000
Deutsche Bank AG	0.70%	8/26/16	10/18/16	6,228,412	6,222,000
Deutsche Bank AG	0.68%	9/02/16	10/26/16	15,996,300	15,980,000
Deutsche Bank AG	0.70%	9/02/16	11/02/16	10,448,378	10,436,000

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in

39

NOTES TO FINANCIAL STATEMENTS

the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be received or paid by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The following table is a summary of the Fund’s reverse repurchase agreements by counterparty, which are subject to offset under a MRA on a net basis as of September 30, 2016 :

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount[2]
BNP Paribas	$ 10,617,910	$(10,617,910)	$ —	$ —
Deutsche Bank AG	38,196,409	(38,196,409)	—	—

	$ 48,814,319	$(48,814,319)	$ —	$ —

[1]	Collateral with a value of $49,713,101 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the buyer of securities under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments:

The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation.” As of September 30, 2016, the Fund had an outstanding TBA commitment which is shown on the Schedule of Portfolio Investments.

Mortgage-Backed Securities:

Because the Fund will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Fund invests in certain mortgage-backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Derivatives:

The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow the Fund to manage its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

40

NOTES TO FINANCIAL STATEMENTS

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below. For open derivative instruments as of September 30, 2016, see the following section for financial futures contracts.

Financial Futures Contracts:

The Fund entered into futures contracts in an effort to manage both the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedule of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers shown on the Statement of Assets and Liabilities at September 30, 2016.

Fair value of derivative instruments as of September 30, 2016 are as follows:

Derivative Instruments Categorized by Risk Exposure	Statement of Assets and Liabilities Location	Amount
	Asset Derivatives
Interest Rate Risk	Unrealized Gain on Futures Contracts	$261,373
	Liability Derivatives
Interest Rate Risk	Unrealized Loss on Futures Contracts	$22,774

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2016 is as follows:

Derivative Instruments Categorized by Risk Exposure	Net Realized Losses from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk	$(2,638,096)	$1,281,099

For the year ended September 30, 2016, the average volume of derivative activities are as follows:

Futures Short Positions (Contracts)
392

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Fund from their counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund.

41

NOTES TO FINANCIAL STATEMENTS

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Affiliated Investments:

The Fund invests in other Funds of the Trust (an “Affiliated Fund”). Effective June 24, 2016, the Fund started to invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. For the period from April 19, 2016, until June 24, 2016, the Fund invested in Prime Money Market Fund-RBC Institutional Class 1. The income earned by the Fund from the Affiliated Funds for the period is disclosed in the Statement of Operations. The table below details the transactions of the Fund in Affiliated Funds.

	Value April 18, 2016	Purchases	Sales	Value June 24, 2016	Dividends
Investments in Prime Money Market Fund — RBC Institutional Class 1	$—	$42,175,697	$42,175,697	$—	$3,889

	Value June 23, 2016	Purchases	Sales	Value September 30, 2016	Dividends
Investments in U.S. Government Money Market Fund — RBC Institutional Class 1	$—	$96,413,925	$77,996,428	$18,417,497	$7,815

Credit Enhancement:

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each fund in the Trust either proportionately based upon the fund’s relative net assets or using another reasonable basis such as equally across all funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated

42

NOTES TO FINANCIAL STATEMENTS

daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid to a redeeming shareholder at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended September 30, 2016, permanent difference reclassification amounts were as follows:

Increase Undistributed Net Investment Income	Increase Accumulated Realized Gain/Loss	Decrease Paid-in-Capital
$1,647,377	$6,550,166	$(8,197,543)

3. Agreements and Other Transactions with Affiliates:

RBC GAM (US) serves as investment advisor to the Fund and has agreed to waive or limit fees through January 31, 2017, to maintain other expenses (excluding certain fees such as interest expense, management fees and distribution/service (12b-1) fees) at 0.20% of the Fund’s average daily net assets. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. At September 30, 2016, the amount subject to possible recoupment under the expense limitation agreement is $18,915. During the year ended September 30, 2016, no reimbursements were made to the Advisor.

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to RBC GAM (US) indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2016, the amount waived was $4,309 and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

Under the terms of the Fund’s investment advisory agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s daily average net assets.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $46,000 ($49,000 effective October 1, 2016). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,000 ($6,500 effective October 1, 2016) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

43

NOTES TO FINANCIAL STATEMENTS

4. Fund Distribution:

The Fund has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the Plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2016, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2016 were as follows:

Purchases (Excl. U.S. Gov’t.)	Sales (Excl. U.S. Gov’t.)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
$116,130,026	$80,280,016	$—	$—

44

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue 1,000,000,000 shares of beneficial interest (“shares outstanding”) with par value of $.0000001. Transactions in shares of the Fund are summarized below:

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,147,999	$7,363,847
Distributions reinvested	537,160	521,306
Cost of shares redeemed	(6,583,443)	(6,124,647)

Change in Class A	$101,716	$1,760,506

Class I
Proceeds from shares issued	$88,549,852	$43,562,746
Distributions reinvested	8,772,442	8,175,845
Cost of shares redeemed	(30,240,755)	(17,969,425)

Change in Class I	$67,081,539	$33,769,166

Change in net assets resulting from capital transactions	$67,183,255	$35,529,672

SHARE TRANSACTIONS:
Class A
Issued	665,876	791,058
Reinvested	58,145	55,977
Redeemed	(712,322)	(660,470)

Change in Class A	11,699	186,565

Class I
Issued	9,579,779	4,688,661
Reinvested	949,995	878,307
Redeemed	(3,273,554)	(1,929,901)

Change in Class I	7,256,220	3,637,067

Change in shares resulting from capital transactions	7,267,919	3,823,632

7. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2013, 2014, 2015 and 2016) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

45

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$ 631,983,722	$23,093,398	$(2,007,158)	$21,086,240

The tax characters of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the year ended September 30, 2016	$16,405,084	$16,405,084
For the year ended September 30, 2015	$16,567,503	$16,567,503

As of September 30, 2016 the components of accumulated earnings/(losses) and tax character of distributions paid are as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Deferred Qualified Late-Year Losses	Accumulated Capital Loss Carryforwards	Unrealized Appreciation	Total Accumulated Losses
$ 209,659	$—	$(1,532,065)	$—	$(36,291,294)	$21,086,240	$(16,527,460)

As of September 30, 2016, the Fund had capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carryforward	Expires
$11,587,282	2018
$ 4,011,206	2019

During the year ended September 30,2016, the Fund did not utilize any capital loss carryforward and had capital loss carryforwards of $8,197,543 expire as of the end of the fiscal year ending September 30, 2016.

As of September 30, 2016, the Fund had a short-term capital loss carryforward of $9,726,500 and a long-term capital loss carryforward of $10,966,306 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any deferred qualified late-year capital losses which will be treated as arising on the first business day of the fiscal year ending September 30, 2017.

8. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of RBC Funds Trust and the Shareholders of Access Capital Community Investment Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Access Capital Community Investment Fund (the “Fund,” a series of RBC Funds Trust) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2015 and prior were audited by another independent registered public accounting firm whose report dated November 22, 2015 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

November 22, 2016

47

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as qualified interest income as defined in the Internal Revenue Code as 100%.

The reporting is based on financial information available as of the date of this annual report and, accordingly, is subject to change. It is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

48

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (consulting-executive search) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

49

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (64)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); previously Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors- Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (52)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (52)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

50

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012-present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006-2012)

Jay Jackson (38)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since December 2015

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011- present) ; Associate, K & L Gates (2008-2010)

Ronald A. Homer (69)

Position, Term of Office and Length of Time Served with the Trust: President, Access Capital Community Investment Fund, since July 2008 Principal Occupation(s) During Past 5 Years: Managing Director, RBC Global Asset Management (U.S.) Inc. and President, Access Capital Community Investment Fund (July 2008 to present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chairman, Access Capital Strategies Community Investment Fund (1998-July 2008)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

51

SHARE CLASS INFORMATION (UNAUDITED)

The Access Capital Community Investment Fund offers Class A and Class I shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

52

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Access Capital Community Investment Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period* 4/1/16-9/30/16	Annualized Expense Ratio During Period 4/1/16-9/30/16
Class A	$1,000.00	$1,013.30	$5.09	1.00%
Class I	$1,000.00	$1,014.10	$3.21	0.63%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period* 4/1/16-9/30/16	Annualized Expense Ratio During Period 4/1/16-9/30/16
Class A	$1,000.00	$1,020.22	$5.11	1.00%
Class I	$1,000.00	$1,022.09	$3.22	0.63%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/366 (to reflect one half-year period).

53

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2016, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Fund; and the Fund’s performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewal and a meeting held specifically to consider the proposed renewal. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Fund, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance relative to appropriate securities index benchmarks as well as fund peer group comparative information requested by the Board. Because of the specialized nature of the Fund, the Trustees requested and reviewed comparative information for its Morningstar category, intermediate government funds, that are similar to the Fund in that they tend to have relatively high weightings in agency mortgage backed securities, as well as other funds and products that focus particularly on investments supporting affordable housing and community development, as well as investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”), although only one peer fund shares the Fund’s specific mandate. The Trustees noted favorable shorter term performance versus relevant indices, less favorable comparisons versus the broader peer group and, most importantly, favorable risk adjusted returns versus its primary competitor.

In considering the nature and quality of services to be provided by the Advisor, the Trustees discussed the research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the CRA; the Advisor’s significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength. The Trustees reviewed the Fund’s investment advisory fee and reviewed comparative fee and expense information for similarly situated funds, noting that the effective advisory fee rates were slightly above median. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advises in a similar strategy and discussed differences in services provided, noting that the need to: manage liquidity for shareholder redemptions; collateral requirements, and regulatory matters; and evaluating ESG factors and CRA eligibility, all require additional time and attention from the investment team.

The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund, including soft dollars and other fall-out benefits and the Advisor’s role as co-administrator of the Fund and the fees paid by the Fund for such services.

54

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fee payable to the Advisor was fair and reasonable in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement for the Fund. In arriving at their collective decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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64

Access Capital

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the Fund. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the Fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2016.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor to the Access Capital Community Investment Fund. The Fund is distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-AC AR 09-16

	RBC Funds

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various Russell equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	6
	Management Discussion and Analysis (Unaudited)
	- RBC SMID Cap Growth Fund	10
	- RBC Enterprise Fund	12
	- RBC Small Cap Core Fund	14
	- RBC Microcap Value Fund	16
	- RBC Mid Cap Value Fund	18
	- RBC Small Cap Value Fund	20
	Schedules of Portfolio Investments	23
	Financial Statements
	- Statements of Assets and Liabilities	51
	- Statements of Operations	53
	- Statements of Changes in Net Assets	54
	Financial Highlights	60
	Notes to Financial Statements	72
	Report of Independent Registered Public Accounting Firm	85
	Other Federal Income Tax Information (Unaudited)	86
	Management (Unaudited)	88
	Share Class Information (Unaudited)	91
	Supplemental Information (Unaudited)	92
	Approval of Investment Advisory Agreements (Unaudited)	94

LETTER FROM THE CHIEF INVESTMENT OFFICER

Have you heard the one about the market that keeps going up?

At this time last year U.S. equity markets were in turmoil as calendar third quarter returns represented the weakest quarter for U.S. stocks in four years. As markets collapsed under concerns over slowing Chinese growth and its impact on the global economy, our fiscal year staggered to its conclusion, as markets struggled to stay in positive territory. While, as we noted here at the time, we remained cautiously optimistic for the 2016 fiscal year, it was clear that investor confidence had been shaken. And while the winter of 2015 initially offered some reprieve as markets rallied and fundamental data continued to improve – so much so that the Federal Reserve saw fit to raise interest rates for the first time in nearly a decade – the rally was short lived as markets cratered early in 2016 and drove the worst start to a calendar year in market history. However, as has been the hallmark of this now eight-year-long bull market, significant sell-offs were met with an even stronger, essentially uninterrupted – not withstanding some short-lived headwinds following the surprise Brexit decision – rally following the market bottom in mid-February of 2016 that saw equity markets make multiple new closing highs to close out our fiscal year with exceptionally strong mid-teens returns.

Equity market returns for the year ended September 30, 2016 represent a stark contrast from the prior years’ modest, and in some cases negative, returns, as markets across the board registered very strong results. Broad equity market Indexes, represented by the S&P 500 Index (+15.43%) and Russell 3000 Index (+14.96%) were strong, and while returns indicated a slight preference for small cap stocks as the Russell 2000 Index (+15.47%) led all asset classes, large caps, midcaps and microcaps, represented by the Russell 1000 Index (+14.93%), Russell Midcap Index (+14.25%) and Russell Microcap Index (+13.47%), respectively, all were well within striking distance of the leaders. However, it is interesting to note that microcaps and small caps staged a furious rally in the final two quarters of the fiscal year after having underperformed large caps in both the earlier months of the year as well as the prior two years. This shift, coupled with the clear superiority of value stocks – all major asset class value indices outperformed their growth counterparts – is notable as historically investors have favored value over growth and small cap over large cap when economic results were improving, as both groups have tended to be more reliant on economic advancement to support their businesses.

Within this market backdrop, the RBC U.S. equity funds have produced fairly strong results over the prior twelve months with the vast majority of our funds outperforming their respective indexes. For the year ended September 30, 2016, Class I shares for the Small Cap Core Fund (+19.35%), Small Cap Value Fund (+19.26%), and SMID Cap Growth Fund (+15.32%) all outperformed their respective Indexes (Russell 2000 +15.47%, Russell 2000 Value +18.81%, Russell 2500 Growth +11.02%). Despite strong absolute returns for the time period the Enterprise Fund (+13.56%), Mid Cap Value Fund (+9.37%) and quantitatively managed Microcap Value Fund (+14.10%) trailed their respective benchmark Indexes, the Russell 2000 (+15.47%), Russell Midcap Value (+17.26%) and the Russell 2000 Value (+18.81%).

Following the weaker results of the equity markets in 2015, 2016 represented a significant bounce back, resuming the upward trajectory markets have broadly experienced following the economic crisis of 2008. As we have in recent years, we remain cautiously optimistic regarding the coming year and beyond for both equity markets and our mutual fund complex. Markets, as they have done numerous times in recent years, again demonstrated their resiliency rebounding from a historically slow start to the year and then again following the initial shock of the Brexit decision. This resiliency in the face of

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

uncertainty coupled with the ever improving fundamental landscape in the U.S. shown by robust job creation, accelerating wage growth (now at post-recession highs), increasing new home sales and improving manufacturing and corporate America data are the foundation for our optimism. However, we remain keenly aware that there are a litany of concerns, both new and old, that have the potential to significantly impact the course of markets in 2017 and beyond, most notably the upcoming U.S. presidential election and what we believe to be likely additional increases in interest rates. In our opinion, geopolitical risks also continue to represent potential headwinds for equity markets, and while Brexit’s “bark has been far worse than its bite” thus far, we must remember that we are in the early innings of the actual transition. Outside of Brexit, we are struck with the persistence of geopolitical risks from recent years – ISIS, Syria, and China, among others that could represent potential meaningful headwinds for equity markets for years to come. Finally, it’s interesting to note that the extreme volatility from earlier in the year, and in fact over the past few years, gave way to a calm of sorts to close out the fiscal year (e.g. the month of August did not have a single move of 1% in either direction). While this has been a welcome change of pace, one must consider that it is unlikely to persist without some disruption in the not-too-distant future. Despite these challenges, the U.S. economy, and thus equity markets, remain on what appears to us to be quite solid footing as valuations do not appear stretched and by some measures modestly supportive of further equity advancements. All told, we remain optimistic for U.S. equity markets, though we do stress caution that we believe there is a high likelihood of a somewhat bumpy ride. However, for the patient, long-term focused investor, we see significant opportunity for further gains.

As always, thank you for your continued confidence and trust in the RBC Funds.

Michael Lee, CFA CEO, President and Chief Investment Officer RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Diversification does not assure a profit or protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve more limited liquidity and greater volatility than larger companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Portfolio Investments in this report for a complete list of fund holdings.

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

2

LETTER FROM THE CHIEF INVESTMENT OFFICER

The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 3000 Index is an unmanaged index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500 Growth Index measures the performance of the small to mid cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and represents approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

It is not possible to invest directly in an index.

Market Capitalization is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, RBC Microcap Value Fund, and RBC Small Cap Value Fund. He is also co-manager of RBC Mid Cap Value Fund. Prior to joining RBC GAM (US) in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

George Prince

Vice President, Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the RBC Small Cap Core Fund. He joined RBC GAM (US) in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

Kenneth A. Tyszko, CPA, CFA

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and is responsible for Small Cap Growth and SMID Cap Growth research and portfolio management at RBC GAM (US). Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM (US) in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

4

PORTFOLIO MANAGERS

Stephen E. Kylander

Vice President, Senior Portfolio Manager

Steve Kylander is responsible for portfolio management of the RBC Mid Cap Value Fund and RBC Small Cap Value Fund. Prior to joining RBC GAM (US) in 2006, he was a portfolio manager and research analyst for Babson Capital Management. Steve’s previous experience also includes strategy consulting, mergers and acquisitions work and investment banking for L.E.K. Consulting, The Yarmouth Group, and First Boston Corporation. He began working in the investment industry in 1986. Steve earned a BA from Dartmouth College and an MBA from Harvard Business School.

Stephen E. Kylander

5

PERFORMANCE SUMMARY (UNAUDITED)

Average Annual Total Returns as of September 30, 2016 (Unaudited)

RBC SMID Cap Growth Fund (a)

	1 Year	3 Year	5 Year	10 Year	Since Inception(b)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A
- Including Maximum Sales Charge of 5.75%	8.36%	4.80%	13.02%	6.70%	10.57%
- At Net Asset Value	14.99%	6.88%	14.37%	7.33%	10.82%	1.10%	1.46%

Class I	15.32%	7.16%	14.66%	7.61%	11.14%	0.85%	1.05%

Russell 2500 Growth Index*	11.02%	7.43%	16.20%	8.82%	10.11%

RBC Enterprise Fund (c)

	1 Year	3 Year	5 Year	10 Year	Since Inception(d)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (f)
- Including Maximum Sales Charge of 5.75%	6.80%	-1.73%	12.02%	4.03%	9.91%
- At Net Asset Value	13.31%	0.24%	13.35%	4.64%	10.11%	1.33%	2.00%

Class I (f)	13.56%	0.48%	13.63%	4.89%	10.38%	1.08%	1.25%

Russell 2000 Index*	15.47%	6.71%	15.82%	7.07%	9.24%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 8.

6

PERFORMANCE SUMMARY (UNAUDITED)

RBC Small Cap Core Fund (g)

	1 Year	3 Year	5 Year	10 Year	Since Inception(h)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (l)
- Including Maximum Sales Charge of 5.75%	12.23%	3.74%	14.11%	6.95%	10.01%
- At Net Asset Value	19.07%	5.81%	15.47%	7.59%	10.27%	1.15%	1.47%

Class I (l)	19.35%	6.06%	15.76%	7.89%	10.56%	0.90%	1.13%

Russell 2000 Index*	15.47%	6.71%	15.82%	7.07%	9.69%

RBC Microcap Value Fund (i)

	1 Year	3 Year	5 Year	10 Year	Since Inception(j)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class A (e)
- Including Maximum Sales Charge of 5.75%	7.25%	4.66%	15.24%	5.26%	8.98%
- At Net Asset Value	13.80%	6.75%	16.61%	5.89%	9.20%	1.32%	1.76%

Class I (e)	14.10%	7.02%	16.90%	6.15%	9.48%	1.07%	1.24%

Russell 2000 Value Index*	18.81%	6.77%	15.45%	5.78%	9.88%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 8.

7

PERFORMANCE SUMMARY (UNAUDITED)

RBC Mid Cap Value Fund (k)

	1 Year	3 Year	5 Year	Since Inception(k)	Net Expense Ratio(1)(2)		Gross Expense Ratio(1)(2)
Class A
- Including Maximum Sales Charge of 5.75%	2.75%	7.62%	15.83%	12.03%
- At Net Asset Value	9.06%	9.76%	17.20%	13.01%	0.80	%(3)	43.48	%(3)

Class I
- At Net Asset Value	9.37%	9.86%	17.26%	13.06%	0.55%		3.94%

Russell Midcap Value Index*	17.26%	10.49%	17.38%	13.96%

RBC Small Cap Value Fund

	1 Year	3 Year	5 Year	Since Inception(m)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)
Class I
- At Net Asset Value	19.26%	N/A	N/A	8.67%	1.00%	2.71%

Russell 2000 Value Index*	18.81%	N/A	N/A	4.93%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect the most recent fiscal year ended September 30, 2016 except for Mid Cap Value Fund Class A, which is for the period from October 26, 2015 (commencement of operations) to September 30, 2016.

(2) The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2017 (October 31, 2017 for RBC Mid Cap Value Fund).

(3) Annualized.

*Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(a)	The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM (US) (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

8

PERFORMANCE SUMMARY (UNAUDITED)

(b)	The since inception date (commencement of operations) of the Fund is December 31, 1990.
(c)	The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(d)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.
(e)	Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is September 10, 1987. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.
(f)	Performance shown for periods prior to the inception date of Class A (April 19, 2004) and Class I (September 30, 2004) is based on the performance of a class of shares that is no longer offered, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class. The inception date of the Fund and the prior class of shares is December 2, 1983.
(g)	The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(h)	The since inception date (commencement of operations) of the Fund is August 5, 1991. The performance of the index since inception of the Fund is calculated from July 31, 1991.
(i)	The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(j)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.
(k)	The since inception date (commencement of operations) of the Fund is December 31, 2009 for Class I shares and October 26, 2015 for Class A shares. The performance in the table for the Class A shares prior to October 26, 2015 reflects the performance of the Class I shares since the Fund’s inception. The performance of the index since inception of the Fund is calculated from December 31, 2009.
(l)	Class I shares were previously designated Class S shares prior to November 27, 2012. The inception date of the Fund (Class S) is August 5, 1991. Performance shown for periods prior to the inception date of Class A (April 19, 2004) is based on the performance of Class S shares, adjusted to reflect the fees and expenses and any applicable sales charges of the applicable class.
(m)	The since inception date (commencement of operations) of the Fund is December 3, 2014. The performance of the index since inception of the Fund is calculated from December 3, 2014.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership.

The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Investment Strategy

Seeks long-term capital appreciation by primarily investing in high quality, small and mid capitalization companies that display consistent revenue and earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 15.32% (Class I). That compares to an annualized total return of 11.02% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Positive security selection within the health care, technology, and materials sectors contributed positively to performance.

●    An underweighted allocation to the underperforming consumer discretionary sector also helped relative performance.

●    MercadoLibre (online marketplace and payment platform), IDEXX Laboratories (veterinary supplies and equipment), and Global Payments (payment processing software) were the top contributing stocks in the Fund for the period.

Factors That Detracted From Relative Returns

●    Adverse security selection within the consumer discretionary and the financials sectors hurt Fund performance.

●    A very small overweight allocation to the underperforming energy sector also hurt Fund performance relative to the benchmark.

●    The Fund’s modest cash balance in an upward trending market was a slight headwind during the period.

●    The worst contributing stocks in the Fund were Stericycle (medical waste management), Integer Holdings Corporation (medical devices), and PRA Group (specialty finance).

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment Objective
Russell 2500 Growth Index				Benchmark

Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)

Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
IDEXX Laboratories, Inc. Global Payments, Inc. Ultimate Software Group, Inc. (The) Cantel Medical Corp. MercadoLibre, Inc.	2.49% 2.42% 2.07% 2.05% 2.05%	LKQ Corp. Mettler-Toledo International, Inc. Tractor Supply Co. Waters Corp. Synopsys, Inc.	2.03% 2.00% 1.90% 1.83% 1.83%

A listing of all portfolio holdings can be found beginning on page 23.
Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

11

MANAGEMENT DISCUSSION AND TEST ANALYSIS (UNAUDITED)

RBC Enterprise Fund

Investment Strategy

Seeks to provide long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Advisor believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 13.56% (Class I). That compares to an annualized total return of 15.47% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    The Fund’s overweight position and positive stock selection in the industrials sector relative to the benchmark were major contributors to performance.

●    An underweight position and positive stock selection in the health care sector compared to the Fund’s benchmark also boosted relative performance.

●    Favorable energy stock selection helped overall Fund performance.

Factors That Detracted From Relative Returns

●    Adverse information technology stock selection compared to the benchmark was a major negative performance factor.

●    Adverse stock selection within the financial sector, especially among insurance companies, also detracted from relative performance.

●    A sizable overweight versus the Fund’s benchmark in the relatively poorly performing consumer discretionary sector also hurt relative performance, although it was somewhat offset by positive stock selection in that sector.

Mutual fund investing involves risk. Principal loss is possible. Investing in small- and micro-cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus.

12

MANAGEMENT DISCUSSION AND TEST ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark

				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)

Universal Electronics, Inc.	4.48%	Tyler Technologies, Inc.	2.45%	Top Ten Holdings
Patrick Industries, Inc.	4.15%	Callon Petroleum Co.	2.30%	(excluding
AZZ, Inc.	3.86%	Columbus McKinnon Corp.	2.29%	investment
US Physical Therapy, Inc.	3.75%	Unitil Corp.	2.09%	companies)
Compass Diversified Holdings	3.68%			(as of 9/30/16)
Interactive Intelligence Group, Inc.	2.53%			(% of fund’s
A listing of all portfolio holdings can be found beginning on page 26.				net assets)

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Investment Strategy

Seeks to provide long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Advisor believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk- adjusted returns over time.

Performance

For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 19.35% (Class I). That compares to an annualized total return of 15.47% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Positive stock selection among consumer discretionary stocks, especially in the household durables and automotive components subsectors, was a major contributor to outperforming the benchmark over the  period.

●    The Fund’s overweight position and positive stock selection in the industrials sector were also important  outperformance factors relative to the benchmark.

●    Positive stock selection and an underweight holding in the health care sector, especially among poorly performing  biotechnology stocks, compared to the Russell 2000 Index also boosted the Fund’s relative performance.

Factors That Detracted From Relative Returns

●    Adverse stock selection in the financials sector, especially within the strongly performing real estate investment  trust subsector, detracted from the Fund’s relative performance over the period.

●    A significant overweight holding compared to the benchmark in the relatively poorly performing consumer  discretionary sector also hurt relative Fund performance.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark

				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
Universal Electronics, Inc.	4.38%	Astronics Corp.	2.62%	Top Ten Holdings
Patrick Industries, Inc.	3.99%	Synchronoss Technologies, Inc.	2.55%	(excluding
Compass Diversified Holdings	3.43%	InterDigital, Inc.	2.54%	investment
AZZ, Inc.	2.92%	Tyler Technologies, Inc.	2.42%	companies)
AMERISAFE, Inc.	2.70%			(as of 9/30/16)
West Pharmaceutical Services, Inc.	2.66%			(% of fund’s
A listing of all portfolio holdings can be found beginning on page 30.				net assets)

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Investment Strategy

Seeks long-term growth of capital. Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance

For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 14.10% (Class I). That compares to an annualized total return of 18.81% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Favorable stock selection in the energy sector helped overall Fund performance relative to the Russell 2000 Value Index.

●    An overweight position in the industrials sector also boosted Fund performance compared to the Fund’s benchmark.

Factors That Detracted From Relative Returns

●    Unfavorable stock selection in the information technology sector was a significant detractor to relative performance.

●    An overweight position in the relatively poorly performing consumer discretionary sector was also a drag on Fund performance.

●    Adverse stock selection in the materials sector also hurt Fund performance relative to the benchmark.

Mutual fund investing involves risk. Principal loss is possible. Investing in small- and micro-cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell 2000 Value Index				Benchmark

				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
Lydall, Inc.	1.38%	Patrick Industries, Inc.	0.92%	Top Ten Holdings
REX American Resources Corp.	1.23%	Central Garden and Pet Co.	0.92%	(excluding
Omega Protein Corp.	1.08%	First Defiance Financial Corp.	0.88%	investment
Superior Uniform Group, Inc.	1.00%	CryoLife, Inc.	0.87%	companies and
PharMerica Corp.	0.92%	Marcus Corp. (The)	0.86%	exchange traded funds)
				(as of 9/30/16) (% of fund’s
A listing of all portfolio holdings can be found beginning on page 33.				net assets)

				Growth of $250,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $250,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

17

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Mid Cap Value Fund
Investment Strategy

Seeks long-term capital appreciation by investing in common stocks of mid-sized companies that are considered to be undervalued in relation to earnings, dividends and/or assets. The Advisor uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis.

Performance

For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 9.37% (Class I). That compares to an annualized total return of 17.26% for the Russell Midcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Strong stock selection in the energy and materials sectors as commodity prices recovered helped boost relative  performance.

●    Attractive fundamental and valuation characteristics of underlying holdings added to relative returns.

●    The Fund is fully invested, which helped relative performance.

Factors That Detracted From Relative Returns

●    An underweight position of defensive industries leveraged to low interest rates (utilities and real estate investment  trusts (“REITs”)) detracted from relative performance.

●    The Fund’s overweight position in industries perceived to be negatively correlated to lower interest rates (primarily  financials excluding REITs) and slower economic outlook (consumer cyclicals) had a negative impact on  performance.

●    An overweight holding in industries perceived to have political/regulatory risk (healthcare) detracted from relative  returns.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus.

18

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Mid Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell Midcap Value Index				Benchmark

				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
AmTrust Financial Services, Inc.	4.68%	LAM Research Corp.	2.78%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
National General Holdings Corp.	4.67%	Centene Corp.	2.47%
Jazz Pharmaceuticals Plc	3.80%	Toll Brothers, Inc.	2.41%
DTE Energy Co.	3.54%	Parsley Energy, Inc., Class A	2.23%
Synchrony Financial	3.34%	Interval Leisure Group, Inc.	2.22%
A listing of all portfolio holdings can be found beginning on page 44.

				Growth of $250,000 Initial Investment Since Inception (12/31/09)

The graph reflects an initial investment of $250,000 over the period from December 31, 2009 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

19

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Value Fund
Investment Strategy

Seeks long-term capital appreciation compared to the Russell 2000 Value Index using a bottom-up stock selection approach by the Advisor, looking for small companies that are considered to be undervalued in relation to earnings, cash flow, and/or assets while also considering factors such as attractive and sustainable business fundamentals, near-term profitability improvement potential, financial strength, and management strength.

Performance

For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 19.26%. That compares to an annualized total return of 18.81% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●    Favorable energy stock selection was an important positive performance factor over the period.

●    Positive stock selection among consumer discretionary stocks was also a significant contributor to performance.

●    An overweight position in the materials sector, which was the strongest performing sector within the Russell 2000 Value index, also contributed positively to relative Fund performance.

Factors That Detracted From Relative Returns

●    Adverse stock selection among the financials sector detracted from overall relative performance.

●    An underweight holding in information technology stocks also had an adverse impact on Fund performance compared to the Russell 2000 Value index.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus.

20

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell 2000 Value Index				Benchmark

				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
Compass Diversified Holdings	3.66%	Chemical Financial Corp.	1.96%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Reinsurance Group of America,	2.47%	American Financial Group, Inc.	1.96%
Inc.		Novanta, Inc.	1.86%
Spire, Inc.	2.17%	Reliance Steel & Aluminum Co.	1.86%
Greenbrier Cos., Inc. (The)	2.02%	United Community Banks, Inc.	1.83%
ACCO Brands Corp.	1.97%
*A listing of all portfolio holdings can be found beginning on page 47.

				Growth of $250,000 Initial Investment Since Inception (12/3/14)

The graph reflects an initial investment of $250,000 over the period from December 3, 2014 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

21

This Page Intentionally Left Blank

22

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund

September 30, 2016

Shares		Value

Common Stocks — 97.95%
Consumer Discretionary — 11.13%
38,360	Core-Mark Holding Co., Inc.	$1,373,288
21,000	Dorman Products, Inc.*	1,341,900
32,570	DSW, Inc., Class A	667,034
19,840	Gentherm, Inc.*	623,373
20,900	G-III Apparel Group Ltd.*	609,235
56,150	LKQ Corp.*	1,991,079
21,700	Monro Muffler Brake, Inc.	1,327,389
5,800	Panera Bread Co., Class A*	1,129,376
27,730	Tractor Supply Co.	1,867,616

		10,930,290

Consumer Staples — 6.72%
11,950	Casey’s General Stores, Inc.	1,435,793
33,810	Church & Dwight Co., Inc.	1,620,175
12,850	PriceSmart, Inc.	1,076,316
14,990	TreeHouse Foods, Inc.*	1,306,978
29,000	United Natural Foods, Inc.*	1,161,160

		6,600,422

Energy — 0.59%
20,960	Oceaneering International, Inc.	576,610

Financials — 11.48%
6,310	Affiliated Managers Group, Inc.*	913,057
11,050	CoreSite Realty Corp. REIT	818,142
28,530	Eagle Bancorp, Inc.*	1,407,385
27,960	FirstCash, Inc.	1,316,357
28,910	Healthcare Trust of America, Inc. REIT, Class A	943,044
24,130	PRA Group, Inc.*	833,450
28,490	Raymond James Financial, Inc.	1,658,403
20,430	RLI Corp.	1,396,595
9,510	Signature Bank*	1,126,459
21,920	Tanger Factory Outlet Centers, Inc. REIT	854,003

		11,266,895

Health Care — 25.94%
11,930	Abiomed, Inc.*	1,533,959
35,960	Aceto Corp.	682,880
11,410	Bio-Techne Corp.	1,249,395
25,850	Cantel Medical Corp.	2,015,783
18,750	Cepheid, Inc.*	987,937
15,760	Charles River Laboratories International, Inc.*	1,313,438
21,700	IDEXX Laboratories, Inc.*	2,446,241
21,810	Integer Holdings Corp.*	473,059
19,120	Integra LifeSciences Holdings Corp.*	1,578,356

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2016

Shares		Value

9,730	Laboratory Corp. of America Holdings*	$1,337,680
22,870	Medidata Solutions, Inc.*	1,275,231
4,670	Mettler-Toledo International, Inc.*	1,960,606
21,930	NuVasive, Inc.*	1,461,854
19,630	PAREXEL International Corp.*	1,363,303
16,130	STERIS Plc	1,179,103
12,720	Varian Medical Systems, Inc.*	1,266,022
11,350	Waters Corp.*	1,798,861
20,680	West Pharmaceutical Services, Inc.	1,540,660

		25,464,368

Industrials — 15.03%
26,300	Advisory Board Co., (The)*	1,176,662
20,720	Clean Harbors, Inc.*	994,146
31,570	Copart, Inc.*	1,690,889
15,100	Flowserve Corp.	728,424
13,610	Landstar System, Inc.	926,569
10,830	Middleby Corp. (The)*	1,338,805
13,870	MSC Industrial Direct Co., Inc., Class A	1,018,197
13,490	Proto Labs, Inc.*	808,186
11,350	Stericycle, Inc.*	909,589
11,220	Teledyne Technologies, Inc.*	1,210,975
14,000	WageWorks, Inc.*	852,740
19,040	Waste Connections, Inc.	1,422,288
26,800	Woodward, Inc.	1,674,464

		14,751,934

Information Technology — 22.20%
12,510	ANSYS, Inc.*	1,158,551
25,850	Bottomline Technologies (DE), Inc.*	602,563
28,990	Cardtronics Plc*	1,292,954
8,060	F5 Networks, Inc.*	1,004,598
30,900	Global Payments, Inc.	2,371,884
16,290	Guidewire Software, Inc.*	977,074
16,270	Jack Henry & Associates, Inc.	1,391,899
10,890	MercadoLibre, Inc.	2,014,323
24,830	Microchip Technology, Inc.	1,542,936
24,350	National Instruments Corp.	691,540
16,510	SPS Commerce, Inc.*	1,211,999
30,200	Synopsys, Inc.*	1,792,370
7,190	Tyler Technologies, Inc.*	1,231,144
9,920	Ultimate Software Group, Inc. (The)*	2,027,549
14,480	WEX, Inc.*	1,565,143

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2016

Shares		Value

13,230	Zebra Technologies Corp., Class A*	$920,940

		21,797,467

Materials — 4.86%
17,400	AptarGroup, Inc.	1,346,934
22,900	Balchem Corp.	1,775,437
17,980	HB Fuller Co.	835,531
11,220	Reliance Steel & Aluminum Co.	808,177

		4,766,079

Total Common Stocks		96,154,065

(Cost $72,965,062)
Investment Company — 2.11%
2,073,995	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	2,073,995

Total Investment Company		2,073,995

(Cost $2,073,995)

Total Investments		$98,228,060
(Cost $75,039,057)(b) — 100.06%

Liabilities in excess of other assets — (0.06)%		(55,630)

NET ASSETS — 100.00%		$98,172,430

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2016

Shares		Value

Common Stocks — 98.74%
Consumer Discretionary — 19.75%
79,538	Delta Apparel, Inc.*	$1,309,195
42,200	Destination Maternity Corp.	298,776
297,870	Destination XL Group, Inc.*	1,289,777
43,440	Grand Canyon Education, Inc.*	1,754,542
86,380	Kona Grill, Inc.*	1,085,797
104,830	Libbey, Inc.	1,871,215
69,094	Malibu Boats, Inc., Class A*	1,029,501
33,860	Papa Murphy’s Holdings, Inc.*	218,397
32,400	Performance Sports Group Ltd.*	131,544
18,800	Red Robin Gourmet Burgers, Inc.*	844,872
116,150	Salem Media Group, Inc.	682,962
66,336	Smith & Wesson Holding Corp.*	1,763,874
48,080	Superior Uniform Group, Inc.	951,503
157,390	Tandy Leather Factory, Inc.*	1,205,607
62,750	Universal Electronics, Inc.*	4,672,365
185,792	ZAGG, Inc.*	1,504,915

		20,614,842

Consumer Staples — 1.32%
26,910	John B Sanfilippo & Son, Inc.	1,381,290

Energy — 5.21%
152,600	Callon Petroleum Co.*	2,395,820
52,140	Gulfport Energy Corp.*	1,472,955
98,010	Ring Energy, Inc.*	1,073,209
71,280	Synergy Resources Corp.*	493,970

		5,435,954

Financials — 17.01%
75,470	Atlas Financial Holdings, Inc.*	1,190,162
44,200	Boston Private Financial Holdings, Inc.	567,086
103,959	CoBiz Financial, Inc.	1,383,694
50,820	Community Healthcare Trust, Inc., REIT	1,113,974
221,150	Compass Diversified Holdings	3,843,587
28,480	First Bancorp/Southern Pines, NC	563,619
18,770	German American Bancorp, Inc.	730,716
88,453	Gramercy Property Trust, REIT	852,687
36,963	Heritage Financial Corp.	663,486
27,930	LaSalle Hotel Properties REIT	666,689
30,106	Mercantile Bank Corp.	808,346
3,200	National Interstate Corp.	104,096
68,724	Northrim BanCorp, Inc.	1,769,643
57,820	Pacific Premier Bancorp, Inc.*	1,529,917
27,840	Preferred Bank/Los Angeles, CA	995,280
42,710	State Bank Financial Corp.	974,642

		17,757,624

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2016

Shares		Value

Health Care — 6.87%
127,899	BioScrip, Inc.*	$369,628
51,060	Exactech, Inc.*	1,380,152
217,308	Streamline Health Solutions, Inc.*	399,847
36,900	SurModics, Inc.*	1,110,321
62,460	US Physical Therapy, Inc.	3,916,242

		7,176,190

Industrials — 26.85%
17,990	Air Transport Services Group, Inc.*	258,157
61,660	AZZ, Inc.	4,024,548
97,698	Casella Waste Systems, Inc., Class A*	1,006,289
134,015	Columbus McKinnon Corp.	2,390,828
49,700	Ducommun, Inc.*	1,135,148
75,830	Ennis, Inc.	1,277,735
27,180	GP Strategies Corp.*	669,172
51,300	Greenbrier Cos., Inc. (The)	1,810,890
293,710	Hudson Technologies, Inc.*	1,953,172
31,930	Lydall, Inc.*	1,632,581
21,570	Marten Transport Ltd.	452,970
85,830	NN, Inc.	1,566,397
37,113	NV5 Global, Inc.*	1,199,121
16,835	Old Dominion Freight Line, Inc.*	1,155,049
69,886	Patrick Industries, Inc.*	4,327,341
109,720	PGT, Inc.*	1,170,712
292,770	Radiant Logistics, Inc.*	831,467
29,110	Sparton Corp.*	764,429
12,360	Sun Hydraulics Corp.	398,857

		28,024,863

Information Technology — 12.94%
8,392	Aspen Technology, Inc.*	392,662
16,080	comScore, Inc.*	493,013
310,100	CYREN Ltd.*	759,745
143,861	Glu Mobile, Inc.*	322,249
43,880	Interactive Intelligence Group, Inc.*	2,638,943
10,880	KEYW Holding Corp. (The)*	120,115
117,470	Novanta, Inc.*	2,038,105
157,010	Sapiens International Corp.	2,005,018
50,020	Tangoe, Inc.*	412,665
66,892	TESSCO Technologies, Inc.	830,130
14,930	Tyler Technologies, Inc.*	2,556,464
37,065	Vishay Precision Group, Inc.*	594,152
143,922	Xplore Technologies Corp.*	345,413

		13,508,674

Materials — 6.70%
39,430	FutureFuel Corp.	444,770

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2016

Shares		Value

22,116	Intertape Polymer Group, Inc.	$380,838
48,960	Koppers Holdings, Inc.*	1,575,533
88,330	Landec Corp.*	1,184,505
229,920	OMNOVA Solutions, Inc.*	1,940,525
69,380	Real Industry, Inc.*	424,606
99,588	Universal Stainless & Alloy Products, Inc.*	1,044,678

		6,995,455

Utilities — 2.09%
55,800	Unitil Corp.	2,179,548

Total Common Stocks		103,074,440

(Cost $65,311,527)
Rights/Warrants — 0.27%
12,460	Imperial Holdings, Inc. Warrants, Expire 10/6/19*(a)	0
6,203	US Concrete, Inc. Warrants, Expire 8/31/17*	148,934
6,203	US Concrete, Inc., Class B Warrants, Expire 8/31/17*	135,846

Total Rights/Warrants		284,780

(Cost $0)
Exchange Traded Funds — 0.41%
10,100	SPDR S&P Regional Banking	426,927

Total Exchange Traded Funds		426,927

(Cost $200,669)
Investment Company — 0.63%
655,591	U.S. Government Money Market Fund, RBC Institutional Class 1(b)	655,591

Total Investment Company		655,591

(Cost $655,591)

Total Investments		$104,441,738
(Cost $66,167,787)(c) — 100.05%

Liabilities in excess of other assets — (0.05)%		(55,690)

NET ASSETS — 100.00%		$104,386,048

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2016

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	Affiliated investment.
(c)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund

September 30, 2016

Shares		Value

Common Stocks — 98.65%
Consumer Discretionary — 20.59%
85,970	Carriage Services, Inc.	$2,033,191
10,660	Cavco Industries, Inc.*	1,055,873
29,640	Core-Mark Holding Co., Inc.	1,061,112
586,000	Destination XL Group, Inc.*	2,537,380
62,650	Drew Industries, Inc.	6,140,953
190,120	Fox Factory Holding Corp.*	4,367,056
104,110	Grand Canyon Education, Inc.*	4,205,003
35,420	Helen of Troy Ltd.*	3,052,141
100,580	Kona Grill, Inc.*	1,264,291
227,546	Libbey, Inc.	4,061,696
141,049	Malibu Boats, Inc., Class A*	2,101,630
61,460	Performance Sports Group Ltd.*	249,528
172,232	Smith & Wesson Holding Corp.*	4,579,649
60,942	Steven Madden Ltd.*	2,106,156
151,593	Universal Electronics, Inc.*	11,287,615
365,257	ZAGG, Inc.*	2,958,582

		53,061,856

Energy — 3.96%
117,880	Gulfport Energy Corp.*	3,330,110
307,500	Ring Energy, Inc.*	3,367,125
64,070	RSP Permian, Inc.*	2,484,635
145,740	Synergy Resources Corp.*	1,009,978

		10,191,848

Financials — 20.83%
118,300	AMERISAFE, Inc.	6,953,674
144,840	AmTrust Financial Services, Inc.	3,886,057
10,480	BancFirst Corp.	759,905
91,310	Chemical Financial Corp.	4,029,510
35,410	Community Bank System, Inc.	1,703,575
509,035	Compass Diversified Holdings	8,847,028
51,170	CubeSmart, REIT	1,394,894
47,670	EverBank Financial Corp.	922,891
118,162	Gramercy Property Trust, REIT	1,139,082
65,969	Hanmi Financial Corp.	1,737,623
36,280	LaSalle Hotel Properties REIT	866,004
212,980	National General Holdings Corp.	4,736,675
88,350	Pacific Premier Bancorp, Inc.*	2,337,741
117,730	Physicians Realty Trust, REIT	2,535,904
38,060	Pinnacle Financial Partners, Inc.	2,058,285
33,640	ProAssurance Corp.	1,765,427
122,300	Safeguard Scientifics, Inc.*	1,585,008
65,060	Texas Capital Bancshares, Inc.*	3,573,095
134,710	United Community Banks, Inc.	2,831,604

		53,663,982

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2016

Shares		Value

Health Care — 7.91%
104,530	Air Methods Corp.*	$3,291,650
250,988	BioScrip, Inc.*	725,355
35,231	Emergent BioSolutions, Inc.*	1,110,833
50,000	Globus Medical, Inc., Class A*	1,128,500
42,990	Masimo Corp.*	2,557,475
75,450	US Physical Therapy, Inc.	4,730,715
91,850	West Pharmaceutical Services, Inc.	6,842,825

		20,387,353

Industrials — 26.36%
564,420	ACCO Brands Corp.*	5,441,009
149,714	Astronics Corp.*	6,744,616
115,282	AZZ, Inc.	7,524,456
33,410	Babcock & Wilcox Enterprises, Inc.*	551,265
248,910	Columbus McKinnon Corp.	4,440,554
120,100	Ducommun, Inc.*	2,743,084
87,350	EnerSys, Inc.	6,043,747
121,710	Greenbrier Cos., Inc. (The)	4,296,363
129,873	Insteel Industries, Inc.	4,706,598
121,850	Interface, Inc.	2,033,677
65,620	Lydall, Inc.*	3,355,151
210,700	NN, Inc.	3,845,275
40,020	Old Dominion Freight Line, Inc.*	2,745,772
165,874	Patrick Industries, Inc.*	10,270,918
24,500	Spirit Airlines, Inc.*	1,041,985
26,310	Wabtec Corp.	2,148,211

		67,932,681

Information Technology — 12.95%
27,617	Interactive Intelligence Group, Inc.*	1,660,886
82,630	InterDigital, Inc.	6,544,296
76,418	MKS Instruments, Inc.	3,800,267
63,030	Synaptics, Inc.*	3,692,297
159,484	Synchronoss Technologies, Inc.*	6,567,551
80,790	Take-Two Interactive Software, Inc.*	3,642,013
97,400	TESSCO Technologies, Inc.	1,208,734
36,476	Tyler Technologies, Inc.*	6,245,785

		33,361,829

Materials — 5.29%
97,550	Ferro Corp.*	1,347,165
147,631	FutureFuel Corp.	1,665,278
117,643	Koppers Holdings, Inc.*	3,785,752
103,570	Landec Corp.*	1,388,874
328,498	OMNOVA Solutions, Inc.*	2,772,523
85,920	PH Glatfelter Co.	1,862,746

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Core Fund (cont.)

September 30, 2016

Shares		Value

77,091	Universal Stainless & Alloy Products, Inc.*	$808,685

		13,631,023

Utilities — 0.76%
30,700	Spire, Inc.	1,956,818

Total Common Stocks		254,187,390

(Cost $184,191,034)
Exchange Traded Funds — 0.10%
2,140	iShares Russell 2000 Index Fund	265,809

Total Exchange Traded Funds		265,809

(Cost $179,612)
Investment Company — 1.31%
3,369,639	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	3,369,639

Total Investment Company		3,369,639

(Cost $3,369,639)

Total Investments		$257,822,838
(Cost $187,740,285)(b) — 100.06%

Liabilities in excess of other assets — (0.06)%		(149,960)

NET ASSETS — 100.00%		$257,672,878

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund

September 30, 2016

Shares		Value

Common Stocks — 94.81%
Consumer Discretionary — 20.45%
25,100	AH Belo Corp., Class A	$184,485
3,725	Ambassadors International, Inc.*(a)	0
600	Ambow Education Holding Ltd. ADR*	2,670
11,800	AMC Entertainment Holdings, Inc., Class A	366,862
11,900	America’s Car-Mart, Inc.*	433,041
21,300	Anemostat Door Products*(a)(b)	0
21,300	Anemostat, Inc.*(a)(b)	0
6,400	Arctic Cat, Inc.	99,136
23,000	Beazer Homes USA, Inc.*	268,180
3	Biglari Holdings, Inc.*	1,308
13,427	Bowl America, Inc., Class A	191,335
27,800	Bridgepoint Education, Inc.*	190,986
36,600	Build-A-Bear Workshop, Inc.*	379,176
6,700	Caleres, Inc.	169,443
51,600	Carriage Services, Inc.	1,220,340
23,600	Century Communities, Inc.*	507,636
45,000	Container Store Group, Inc. (The)*	225,900
17,600	Core-Mark Holding Co., Inc.	630,080
37,400	CSS Industries, Inc.	956,692
14,130	Culp, Inc.	420,650
30,200	Delta Apparel, Inc.*	497,092
24,243	E.W. Scripps Co. (The), Class A*	385,464
41,800	Entercom Communications Corp., Class A	540,892
35,000	Eros International Plc*	536,200
22,400	Flexsteel Industries, Inc.	1,158,528
18,000	Fred’s, Inc., Class A	163,080
44,800	Harte-Hanks, Inc.	72,576
22,940	Haverty Furniture Cos., Inc.	459,718
5,900	Helen of Troy Ltd.*	508,403
22,400	hhgregg, Inc.*	41,216
27,100	Hooker Furniture Corp.	663,679
10,500	JAKKS Pacific, Inc.*	90,720
20,500	Johnson Outdoors, Inc., Class A	745,585
35,900	K12, Inc.*	515,165
23,500	Kid Brands, Inc.*	31
47,910	Lakeland Industries, Inc.*	476,705
95,270	Lazare Kaplan International, Inc.*(a)(b)	0
7,900	La-Z-Boy, Inc.	194,024
28,300	Lifetime Brands, Inc.	380,918
42,500	Luby’s, Inc.*	182,325
15,600	M/I Homes, Inc.*	367,692
51,500	Marcus Corp. (The)	1,289,560
38,690	MarineMax, Inc.*	810,555
7,500	McRae Industries, Inc., Class A	186,750
11,600	Media General, Inc.*	213,788
21,300	Mestek, Inc.*	431,325

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Shares		Value

17,400	Modine Manufacturing Co.*	$206,364
22,300	Movado Group, Inc.	479,004
4,700	NACCO Industries, Inc., Class A	319,412
15,700	Nautilus, Inc.*	356,704
10,300	Nobility Homes, Inc.*	164,800
41,000	Orleans Homebuilders, Inc.*(a)(b)	0
8,450	Perry Ellis International, Inc.*	162,916
119,400	Point.360*	38,327
51,900	Red Lion Hotels Corp.*	432,846
21,750	REX American Resources Corp.*	1,843,530
35,200	Rocky Brands, Inc.	372,064
61,500	Ruby Tuesday, Inc.*	153,750
15,700	Saga Communications, Inc., Class A	711,838
39,150	Salem Media Group, Inc.	230,202
39,000	Shiloh Industries, Inc.*	275,730
35,100	Stage Stores, Inc.	196,911
21,800	Standard Motor Products, Inc.	1,041,168
15,900	Stein Mart, Inc.	100,965
8,300	Stoneridge, Inc.*	152,720
14,600	Strattec Security Corp.	515,380
36,500	Superior Industries International, Inc.	1,064,340
75,800	Superior Uniform Group, Inc.	1,500,082
16,200	Systemax, Inc.	128,304
51,000	Tilly’s, Inc., Class A*	478,890
65,200	Trans World Entertainment Corp.*	224,940
40,300	TravelCenters of America LLC*	288,548
32,100	Unifi, Inc.*	944,703
31,100	Universal Technical Institute, Inc.	55,358
30,000	Universal Travel Group*(a)(b)	0
45,600	VOXX International Corp.*	136,344
1,397	Walking Co. Holdings, Inc. (The)*	7,683
15,700	WCI Communities, Inc.*	372,404
11,000	Weyco Group, Inc.	295,570
19,000	William Lyon Homes, Class A*	352,450

		30,764,158

Consumer Staples — 3.86%
7,350	Andersons, Inc. (The)	265,923
53,200	Central Garden and Pet Co.*	1,383,200
25,800	Ingles Markets, Inc., Class A	1,020,132
12,200	Oil-Dri Corp. of America	459,208
69,500	Omega Protein Corp.*	1,624,215
73,000	Royal Hawaiian Orchards LP*	205,130
29,640	SpartanNash Co.	857,189

		5,814,997

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Shares		Value

Energy — 2.13%
9,200	Basic Energy Services, Inc.*	$7,630
48,540	Callon Petroleum Co.*	762,078
23,800	Era Group, Inc.*	191,590
7,500	Global Partners LP	121,050
22,600	Harvest Natural Resources, Inc.*	18,170
28,200	Hornbeck Offshore Services, Inc.*	155,100
29,500	Natural Gas Services Group, Inc.*	725,405
26,800	Newpark Resources, Inc.*	197,248
53,100	North American Energy Partners, Inc.	132,750
17,700	Panhandle Oil and Gas, Inc.	310,281
14,600	PHI, Inc.*	266,450
11,900	PHI, Inc., Non voting*	216,223
1,230	Sanchez Production Partners L.P.	13,370
131	Swift Energy Co.*	4,061
17,600	Teekay Tankers Ltd., Class A	44,528
110,300	Trico Marine Services, Inc.*(a)(b)	0
25,880	W&T Offshore, Inc.*	45,549

		3,211,483

Financials — 26.39%
39,150	Affirmative Insurance Holdings, Inc.*	78
26,320	AG Mortgage Investment Trust, Inc. REIT	414,540
14,500	Agree Realty Corp. REIT	716,880
29,990	Ameris Bancorp	1,048,151
27,479	Apollo Commercial Real Estate Finance, Inc. REIT	449,831
73,900	Arbor Realty Trust, Inc. REIT	548,338
35,400	Ares Commercial Real Estate Corp. REIT	446,040
8,100	Arlington Asset Investment Corp., Class A	119,799
59,500	Asta Funding, Inc.*	624,750
17,400	Baldwin & Lyons, Inc., Class B	445,962
40,700	Banc of California, Inc.	710,622
12,400	Banco Latinoamericano de Comercio Exterior SA	349,432
49,900	Bancorp, Inc. (The)*	320,358
9,738	Bank of The Ozarks, Inc.	373,939
7,028	Banner Corp.	307,405
100,000	Beverly Hills Bancorp, Inc.*(a)	10
33,600	California First National Bancorp	469,056
4,211	Capital Bank Financial Corp., Class A	135,215
38,000	Capitol Bancorp Ltd.*(a)(b)	0
37,100	Cedar Realty Trust, Inc. REIT	267,120
27,200	Cherry Hill Mortgage Investment Corp. REIT	465,392
1,506	CIM Commercial Trust Corp. REIT	23,132
63,650	Citizens, Inc.*	595,764
101,200	Consumer Portfolio Services, Inc.*	464,508
15,756	Cowen Group, Inc., Class A*	57,194
35,777	Donegal Group, Inc., Class A	576,367
8,444	Donegal Group, Inc., Class B	138,059

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Shares		Value

48,540	Dynex Capital, Inc. REIT	$360,167
34,050	EMC Insurance Group, Inc.	916,967
51,000	Enova International, Inc.*	493,680
29,400	Federal Agricultural Mortgage Corp., Class C	1,161,300
60,900	Federated National Holding Co.	1,138,221
29,500	First Defiance Financial Corp.	1,316,880
9,400	First Financial Corp.	382,392
41,200	First Merchants Corp.	1,102,100
38,000	First Place Financial Corp.*(a)(b)	0
42,000	First State Bancorporation*(a)(b)	0
660	Flagstar Bancorp, Inc.*	18,315
16,400	Forestar Group, Inc.*	192,044
11,600	Franklin Financial Network, Inc.*	433,840
48,700	GAIN Capital Holdings, Inc.	300,966
7,100	GAMCO Investors, Inc., Class A	202,137
11,342	Getty Realty Corp. REIT	271,414
10,026	Great Western Bancorp, Inc.	334,066
7,100	Guaranty Bancorp	126,735
13,200	HCI Group, Inc.	400,752
20,200	Heritage Insurance Holdings, Inc.	291,082
5,458	Hilltop Holdings, Inc.*	122,587
6,040	HomeTrust Bancshares, Inc.*	111,740
45,700	Independence Holding Co.	785,126
7,800	Infinity Property & Casualty Corp.	644,514
7,000	Investors Title Co.	696,500
41,600	JMP Group, Inc.	229,632
16,500	Kansas City Life Insurance Co.	664,125
52,300	Manning & Napier, Inc.	370,807
30,890	Marlin Business Services Corp.	598,648
20,200	MidSouth Bancorp, Inc.	210,080
23,100	Monmouth Real Estate Investment Corp. REIT	329,637
45,000	MutualFirst Financial, Inc.	1,247,850
5,300	National Security Group, Inc. (The)	94,340
3,500	National Western Life Group, Inc., Class A	718,795
9,900	Navigators Group, Inc. (The)	959,508
22,067	Nicholas Financial, Inc.*	223,318
41,700	OFG Bancorp.	421,587
27,700	One Liberty Properties, Inc. REIT	669,232
15,700	Onebeacon Insurance Group Ltd., Class A	224,196
15,900	Oppenheimer Holdings, Inc., Class A	227,211
14,800	Pacific Mercantile Bancorp*	109,076
2,468	Park Sterling Corp.	20,040
30,200	PennyMac Financial Services, Inc. Class A*	513,702
25,200	Peoples Bancorp, Inc.	619,668
7,300	Piper Jaffray Cos.*	352,590
15,900	Provident Financial Holdings, Inc.	311,004
17,400	Ramco-Gershenson Properties Trust REIT	326,076
8,100	RE/MAX Holdings, Inc. Class A	354,618

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Shares		Value

31,900	Regional Management Corp.*	$690,635
39,674	Reis, Inc.	811,730
5,100	Resource Capital Corp. REIT	65,331
9,100	Safety Insurance Group, Inc.	611,702
8,000	Simmons First National Corp., Class A	399,200
3,793	South State Corp.	284,627
33,500	Southwest Bancorp, Inc.	636,165
48,823	Sterling Bancorp	854,403
10,600	Stewart Information Services Corp.	471,170
3,140	Sun Bancorp, Inc.	72,408
11,000	UMH Properties, Inc. REIT	131,120
52,000	Unico American Corp.*	567,320
88,216	United Community Financial Corp.	627,216
19,000	United Western Bancorp, Inc.*(a)(b)	0
10,800	Urstadt Biddle Properties, Inc. REIT, Class A	239,976
21,900	Walker & Dunlop, Inc.*	553,194
14,041	Western Asset Mortgage Capital Corp. REIT	146,307
40,700	Whitestone REIT	564,916
16,800	Winthrop Realty Trust REIT*(a)	137,928
12,100	ZAIS Financial Corp. REIT	174,603

		39,707,158

Health Care — 3.83%
21,339	Aceto Corp.	405,228
30,800	Albany Molecular Research, Inc.*	508,508
11,000	American Shared Hospital Services*	34,100
17,900	AngioDynamics, Inc.*	313,966
42,660	BioScrip, Inc.*	123,287
18,800	CONMED Corp.	753,128
5,300	Cross Country Healthcare, Inc.*	62,434
74,850	CryoLife, Inc.	1,315,115
55,200	Five Star Quality Care, Inc.*	105,432
4,700	Invacare Corp.	52,499
6,300	Kewaunee Scientific Corp.	150,066
9,662	Kindred Healthcare, Inc.	98,746
15,000	MedCath Corp.*(a)(b)	0
49,300	PharMerica Corp.*	1,383,851
21,100	Triple-S Management Corp., Class B*	462,723

		5,769,083

Industrials — 21.27%
50,500	Aegean Marine Petroleum Network, Inc.	505,000
3,000	Aegion Corp.*	57,210
13,300	Aerojet Rocketdyne Holdings, Inc.*	233,814
17,300	Alamo Group, Inc.	1,139,897
52,430	Allied Motion Technologies, Inc.	991,451
3,800	Altra Industrial Motion Corp.	110,086
47,700	Ameresco, Inc., Class A*	250,902

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Shares		Value

11,400	Ampco-Pittsburgh Corp.	$126,426
8,100	AMREP Corp.*	64,719
27,000	Ardmore Shipping Corp.	190,080
9,100	Argan, Inc.	538,629
30,500	CAI International, Inc.*	252,235
49,800	CBIZ, Inc.*	557,262
10,900	CDI Corp.	61,803
8,774	CECO Environmental Corp.	98,971
44,100	Celadon Group, Inc.	385,434
10,678	Cenveo, Inc.*	75,280
2,400	Chicago Rivet & Machine Co.	68,400
9,360	Comfort Systems USA, Inc.	274,342
31,878	Compx International, Inc.	369,147
13,600	Douglas Dynamics, Inc.	434,384
27,500	Ducommun, Inc.*	628,100
5,270	Dycom Industries, Inc.*	430,981
2	Eagle Bulk Shipping, Inc.*	14
13,100	Eastern Co. (The)	262,393
8,480	Ecology and Environment, Inc., Class A	83,867
13,600	Encore Wire Corp.	500,072
40,500	Ennis, Inc.	682,425
4,600	EnPro Industries, Inc.	261,372
20,100	Espey Manufacturing & Electronics Corp.	515,565
27,000	Federal Signal Corp.	358,020
19,900	FLY Leasing Ltd. ADR	230,641
6,790	G&K Services, Inc., Class A	648,377
414	Genco Shipping & Trading Ltd.*	1,896
32,900	Gibraltar Industries, Inc.*	1,222,235
22,100	Global Power Equipment Group, Inc.*	91,936
5,580	Golden Ocean Group Ltd.*	22,599
6,260	GP Strategies Corp.*	154,121
15,350	Greenbrier Cos., Inc. (The)	541,855
29,000	Griffon Corp.	493,290
22,250	Hardinge, Inc.	247,643
7,600	Hill International, Inc.*	35,036
23,350	International Shipholding Corp.*	1,635
13,430	Kadant, Inc.	699,837
5,700	Key Technology, Inc.*	61,617
18,400	Kimball International, Inc., Class B	238,096
3,908	Kratos Defense & Security Solutions, Inc.*	26,926
64,000	LECG Corp.*(a)(b)	0
33,000	LS Starrett Co. (The), Class A	324,060
44,250	LSI Industries, Inc.	496,927
40,700	Lydall, Inc.*	2,080,991
30,012	Marten Transport Ltd.	630,252
44,100	Meritor, Inc.*	490,833
72,000	Mesa Air Group, Inc.*(a)(b)	0
43,194	MFC Industrial Ltd.*	88,548

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Shares		Value

42,500	Miller Industries, Inc.	$968,575
18,000	Mistras Group, Inc.*	422,460
4,900	National Presto Industries, Inc.	430,171
29,500	NN, Inc.	538,375
8,800	Northwest Pipe Co.*	103,928
34,500	Orion Marine Group, Inc.*	236,325
46,900	PAM Transportation Services, Inc.*	938,938
137	Paragon Shipping, Inc., Class A*	40
22,340	Patrick Industries, Inc.*	1,383,293
25,000	RCM Technologies, Inc.	165,250
31,000	Roadrunner Transportation Systems, Inc.*	247,380
20,500	Rush Enterprises, Inc., Class A*	501,840
39,700	Safe Bulkers, Inc.*	55,977
27,690	Sparton Corp.*	727,139
4,700	Standex International Corp.	436,489
53,820	Supreme Industries, Inc., Class A	1,038,726
4,269	SYKES Enterprises, Inc.*	120,087
16,082	Team, Inc.*	526,042
36,000	TRC Cos., Inc.*	312,120
22,200	Tredegar Corp.	412,698
6,800	Universal Forest Products, Inc.	669,732
13,900	USA Truck, Inc.*	142,336
19,000	Viad Corp.	700,530
24,200	Volt Information Sciences, Inc.*	153,670
33,600	Willdan Group, Inc.*	589,680
35,200	Willis Lease Finance Corp.*	836,704

		31,996,137

Information Technology — 7.63%
60,700	Acorn Energy, Inc.*	12,140
66,000	Arc Document Solutions, Inc.*	246,840
10,800	Black Box Corp.	150,120
15,000	Blucora, Inc.*	168,000
59,200	CIBER, Inc.*	68,080
50,000	Comarco, Inc.*	3,500
18,400	Communications Systems, Inc.	87,584
34,800	CTS Corp.	647,280
25,600	Digi International, Inc.*	291,840
24,700	Edgewater Technology, Inc.*	209,950
14,400	Electro Scientific Industries, Inc.*	81,216
12,500	ePlus, Inc.*	1,180,125
40,800	Everi Holdings, Inc.*	100,776
8,000	Exar Corp.*	74,480
8,200	Fabrinet*	365,638
33,400	Insight Enterprises, Inc.*	1,087,170
13,000	JinkoSolar Holding Co. Ltd. ADR*	205,400
4,800	Kemet Corp.*	17,136
26,100	Kimball Electronics, Inc.*	361,746

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Shares		Value

18,300	Magal Security Systems Ltd.*	$77,592
2,285	Mecklermedia Corp.*	11
21,700	Methode Electronics, Inc.	758,849
21,532	Novanta, Inc.*	373,580
70,415	Optical Cable Corp.	178,854
16,800	Park Electrochemical Corp.	291,816
45,200	PC Connection, Inc.	1,194,184
58,700	Perceptron, Inc.*	394,464
31,730	Photronics, Inc.*	327,136
40,600	Richardson Electronics Ltd.	275,268
24,600	Rudolph Technologies, Inc.*	436,404
60,100	Sigmatron International, Inc.*	326,944
2,433	STR Holdings, Inc.*	535
25,600	TESSCO Technologies, Inc.	317,696
13,200	Vishay Precision Group, Inc.*	211,596
650	WPCS International, Inc.*	851
47,400	XO Group, Inc.*	916,242
9,866	Zedge, Inc., Class B*	33,742

		11,474,785

Materials — 4.19%
18,400	A. Schulman, Inc.	535,808
42,090	American Vanguard Corp.	675,965
37,000	Blue Earth Refineries, Inc.*(a)(b)	0
15,700	China Green Agriculture, Inc.*	22,922
15,400	Friedman Industries, Inc.	81,928
37,790	FutureFuel Corp.	426,271
4,300	Hawkins, Inc.	186,319
9,200	Innospec, Inc.	559,452
15,300	KMG Chemicals, Inc.	433,449
12,900	Materion Corp.	396,159
10,840	Myers Industries, Inc.	140,812
3,400	Neenah Paper, Inc.	268,634
26	North American Palladium Ltd.*	107
18,100	Olympic Steel, Inc.	400,010
85,270	OMNOVA Solutions, Inc.*	719,679
2,870	Quaker Chemical Corp.	304,019
10,900	Real Industry, Inc.*	66,708
4,700	Stepan Co.	341,502
67,100	Thompson Creek Metals Co., Inc.*	35,154
33,000	Trecora Resources*	376,860
16,000	Universal Stainless & Alloy Products, Inc.*	167,840
3,200	Vulcan International Corp.	167,360

		6,306,958

Telecommunication Services — 0.88%
44,050	DHI Group, Inc.*	347,555
29,600	IDT Corp., Class B	510,304

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Shares		Value

25,800	Spok Holdings, Inc.	$459,756

		1,317,615

Utilities — 4.18%
8,800	American States Water Co.	352,440
5,108	California Water Service Group	163,916
20,085	Chesapeake Utilities Corp.	1,226,390
18,700	Connecticut Water Service, Inc.	929,951
16,100	Delta Natural Gas Co., Inc.	383,985
16,600	Empire District Electric Co. (The)	566,724
24,300	Middlesex Water Co.	856,332
18,600	SJW Corp.	812,448
25,326	Unitil Corp.	989,234

		6,281,420

Total Common Stocks		142,643,794

(Cost $112,776,406)
Preferred Stocks — 0.70%
3,122	Alere, Inc.	1,048,805

Total Preferred Stocks		1,048,805

(Cost $504,723)
Exchange Traded Funds — 3.28%
60,350	iShares Russell Microcap Index Fund	4,707,904
13,400	PowerShares Zacks Micro Cap Portfolio	226,326

Total Exchange Traded Funds		4,934,230

(Cost $4,495,585)

Rights/Warrants — 0.11%
724	Eagle Bulk Shipping, Inc. Warrants, Expire 10/15/21*	25
992	Genco Shipping & Trading Ltd. Warrants, Expire 7/9/21*	50
2,288	Magal Security System Ltd. Warrants, Expire 10/03/16*	659
703	Swift Energy Co. Warrants*(a)	0
703	Swift Energy Co. Warrants*(a)	0
3,585	US Concrete, Inc. Warrants, Expire 8/31/17*	86,076
3,585	US Concrete, Inc., Class B Warrants, Expire 8/31/17*	78,511

Total Rights/Warrants		165,321

(Cost $73,487)

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

Principal Amount		Value

Corporate Bonds — 0.00%
$1,947	Trenwick America Corp.*(a)(b)	$0
1,625	Trenwick America Corp.*(a)(b)	0

Total Corporate Bonds		0

(Cost $0)

Shares
Investment Company — 0.87%
1,306,236	U.S. Government Money Market Fund, RBC Institutional Class 1(c)	1,306,236

Total Investment Company		1,306,236

(Cost $1,306,236)

Total Investments	$150,098,386
(Cost $119,156,437)(d) — 99.77%

Other assets in excess of liabilities — 0.23%	350,383

NET ASSETS — 100.00%	$150,448,769

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Microcap Value Fund (cont.)

September 30, 2016

*	Non-income producing security.
(a)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(b)	Security delisted or issuer in bankruptcy.
(c)	Affiliated investment.
(d)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund

September 30, 2016

Shares		Value

Common Stocks — 99.21%
Consumer Discretionary — 15.69%
1,580	Brunswick Corp.	$77,072
1,092	Foot Locker, Inc.	73,950
250	G-III Apparel Group Ltd.*	7,287
1,270	Interpublic Group of Cos., Inc. (The)	28,385
5,100	Interval Leisure Group, Inc.	87,567
693	Lear Corp.	84,005
830	Lennar Corp. Class A	35,142
413	Lithia Motors, Inc., Class A	39,450
730	Macy’s, Inc.	27,047
220	Mohawk Industries, Inc.*	44,075
561	Newell Rubbermaid, Inc.	29,542
120	Signet Jewelers Ltd.	8,944
501	Tenneco, Inc.*	29,193
284	Whirlpool Corp.	46,053

		617,712

Energy — 10.61%
2,448	Callon Petroleum Co.*	38,434
450	Concho Resources, Inc.*	61,807
490	Gulfport Energy Corp.*	13,843
780	Newfield Exploration Co.*	33,899
2,625	Parsley Energy, Inc., Class A*	87,964
210	Pioneer Natural Resources Co.	38,987
1,258	Range Resources Corp.	48,743
5,725	Synergy Resources Corp.*	39,674
510	Tesoro Corp.	40,576
1,590	Whiting Petroleum Corp.*	13,896

		417,823

Financials — 30.80%
220	Alexandria Real Estate Equities, Inc. REIT	23,929
6,865	AmTrust Financial Services, Inc.	184,188
620	Apartment Investment & Management Co. REIT, Class A	28,464
280	Boston Properties, Inc. REIT	38,161
2,817	Citizens Financial Group, Inc.	69,608
310	Extra Space Storage, Inc. REIT	24,617
227	Fifth Third Bancorp	4,644
1,010	First Industrial Realty Trust, Inc. REIT	28,502
537	Hartford Financial Services Group, Inc. (The)	22,994
580	Healthcare Trust of America, Inc. REIT, Class A	18,920
1,770	Huntington Bancshares, Inc.	17,452
1,280	Invesco Ltd.	40,026
440	Jones Lang LaSalle, Inc.	50,068
1,170	Lincoln National Corp.	54,967
8,274	National General Holdings Corp.	184,014
560	Signature Bank*	66,332
610	SVB Financial Group*	67,429

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund (cont.)

September 30, 2016

Shares		Value

4,690	Synchrony Financial	$131,320
3,176	Toll Brothers, Inc.*	94,835
370	Weyerhaeuser Co. REIT	11,818
1,490	XL Group Ltd.	50,109

		1,212,397

Health Care — 12.04%
1,190	AmSurg Corp.*	79,789
1,450	Centene Corp.*	97,092
1,230	Jazz Pharmaceuticals Plc*	149,420
450	Laboratory Corp. of America Holdings*	61,866
720	Mallinckrodt Plc*	50,242
290	Universal Health Services, Inc., Class B	35,734

		474,143

Industrials — 5.35%
412	Alaska Air Group, Inc.	27,134
510	Carlisle Cos., Inc.	52,311
174	Oshkosh Corp.	9,744
988	Ryder System, Inc.	65,159
839	Spirit Airlines, Inc.*	35,683
252	Wabtec Corp.	20,576

		210,607

Information Technology — 14.33%
1,033	Arrow Electronics, Inc.*	66,081
920	Cavium, Inc.*	53,544
2,007	Integrated Device Technology, Inc.*	46,362
1,157	LAM Research Corp.	109,579
330	MACOM Technology Solutions Holdings, Inc.*	13,972
710	Microsemi Corp.*	29,806
863	Qorvo, Inc.*	48,104
895	Skyworks Solutions, Inc.	68,145
1,501	Synchronoss Technologies, Inc.*	61,811
1,140	Western Digital Corp.	66,656

		564,060

Materials — 4.86%
1,284	Crown Holdings, Inc.*	73,303
2,377	Steel Dynamics, Inc.	59,401
1,209	WestRock Co.	58,612

		191,316

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Mid Cap Value Fund (cont.)

September 30, 2016

Shares		Value

Utilities — 5.53%
715	Calpine Corp.*	$9,038
1,650	CMS Energy Corp.	69,317
1,489	DTE Energy Co.	139,475

		217,830

Total Common Stocks		3,905,888

(Cost $3,678,834)
Investment Company — 1.27%
49,878	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	49,878

Total Investment Company		49,878

(Cost $49,878)

Total Investments		$3,955,766
(Cost $3,728,712)(b) — 100.48%

Liabilities in excess of other assets — (0.48)%		(18,803)

NET ASSETS — 100.00%		$3,936,963

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See Notes to Financial Statements.

46

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund

September 30, 2016

Shares		Value

Common Stocks — 99.15%
Consumer Discretionary — 12.31%
1,450	Ascena Retail Group, Inc.*	$8,105
2,950	Carriage Services, Inc.	69,767
2,580	Dana Holding Corp.	40,222
3,260	Destination Maternity Corp.	23,081
4,350	Gray Television, Inc.*	45,066
300	Helen of Troy Ltd.*	25,851
5,030	Libbey, Inc.	89,786
2,260	Motorcar Parts of America, Inc.*	65,043
3,230	New Media Investment Group, Inc.	50,065
3,630	Pier 1 Imports, Inc.	15,391
3,040	Smith & Wesson Holding Corp.*	80,834
1,320	Steven Madden Ltd.*	45,619
5,680	Tandy Leather Factory, Inc.*	43,509
3,590	Taylor Morrison Home Corp., Class A*	63,184
1,190	Universal Electronics, Inc.*	88,607

		754,130

Consumer Staples — 1.38%
2,610	Dean Foods Co.	42,804
810	John B Sanfilippo & Son, Inc.	41,577

		84,381

Energy — 4.65%
5,630	Callon Petroleum Co.*	88,391
2,760	Delek US Holdings, Inc.	47,720
1,890	Gulfport Energy Corp.*	53,393
3,240	Ring Energy, Inc.*	35,478
770	RSP Permian, Inc.*	29,861
4,330	Synergy Resources Corp.*	30,007

		284,850

Financials — 44.03%
1,600	American Financial Group, Inc.	120,000
1,640	AMERISAFE, Inc.	96,399
3,450	AmTrust Financial Services, Inc.	92,564
2,250	Capital Bank Financial Corp., Class A	72,248
930	Chatham Lodging Trust REIT	17,903
2,720	Chemical Financial Corp.	120,034
4,730	CoBiz Financial, Inc.	62,956
1,580	Columbia Property Trust, Inc. REIT	35,376
1,400	Community Bank System, Inc.	67,354
1,740	Community Healthcare Trust, Inc., REIT	38,141
12,890	Compass Diversified Holdings	224,028
1,040	CubeSmart, REIT	28,350
5,170	DiamondRock Hospitality Co. REIT	47,047
1,400	DuPont Fabros Technology, Inc. REIT	57,750

47

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2016

Shares		Value

420	EastGroup Properties, Inc. REIT	$30,895
6,560	Gramercy Property Trust, REIT	63,238
3,659	Hanmi Financial Corp.	96,378
3,930	Heritage Financial Corp.	70,543
1,420	LaSalle Hotel Properties REIT	33,895
1,920	LegacyTexas Financial Group, Inc.	60,730
3,920	Mercantile Bank Corp.	105,252
4,740	National General Holdings Corp.	105,418
1,230	Northrim BanCorp, Inc.	31,673
2,840	Pacific Premier Bancorp, Inc.*	75,146
2,590	Physicians Realty Trust, REIT	55,789
1,400	ProAssurance Corp.	73,472
3,940	Ramco-Gershenson Properties Trust REIT	73,836
1,400	Reinsurance Group of America, Inc.	151,116
1,930	Rexford Industrial Realty, Inc. REIT	44,178
1,960	Safeguard Scientifics, Inc.*	25,402
3,220	STAG Industrial, Inc. REIT	78,922
5,410	Sterling Bancorp	94,675
2,800	Synovus Financial Corp.	91,084
1,360	Terreno Realty Corp. REIT	37,414
1,940	Texas Capital Bancshares, Inc.*	106,545
5,330	United Community Banks, Inc.	112,037

		2,697,788

Health Care — 2.90%
760	Air Methods Corp.*	23,932
1,340	Globus Medical, Inc., Class A*	30,244
2,020	PharMerica Corp.*	56,701
230	Teleflex, Inc.	38,651
380	West Pharmaceutical Services, Inc.	28,310

		177,838

Industrials — 16.69%
12,498	ACCO Brands Corp.*	120,481
8,740	Casella Waste Systems, Inc., Class A*	90,022
3,790	Columbus McKinnon Corp.	67,614
1,290	EnerSys, Inc.	89,255
3,710	Ennis, Inc.	62,513
3,500	Greenbrier Cos., Inc. (The)	123,550
1,070	Herman Miller, Inc.	30,602
750	Kirby Corp.*	46,620
1,880	Lydall, Inc.*	96,124
2,260	Marten Transport Ltd.	47,460
3,680	NN, Inc.	67,160
1,490	Patrick Industries, Inc.*	92,261
2,510	PGT, Inc.*	26,782
720	Sparton Corp.*	18,907

48

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2016

Shares		Value

1,010	Spirit Airlines, Inc.*	$42,955

		1,022,306

Information Technology — 5.89%
450	Coherent, Inc.*	49,743
2,400	Mitel Networks Corp.*	17,664
6,560	Novanta, Inc.*	113,816
889	PC Connection, Inc.	23,487
2,340	Sapiens International Corp.	29,882
580	Synaptics, Inc.*	33,976
880	Synchronoss Technologies, Inc.*	36,238
530	Take-Two Interactive Software, Inc.*	23,892
2,020	Vishay Precision Group, Inc.*	32,381

		361,079

Materials — 5.59%
1,010	Ferro Corp.*	13,948
310	Kaiser Aluminum Corp.	26,812
3,350	Koppers Holdings, Inc.*	107,803
9,500	OMNOVA Solutions, Inc.*	80,180
1,580	Reliance Steel & Aluminum Co.	113,807

		342,550

Utilities — 5.71%
1,940	NorthWestern Corp.	111,608
2,470	Portland General Electric Co.	105,197
2,090	Spire, Inc.	133,217

		350,022

Total Common Stocks		6,074,944

(Cost $5,444,590)
Investment Company — 1.61%
98,611	U.S. Government Money Market Fund, RBC Institutional Class 1(a)	98,611

Total Investment Company		98,611

(Cost $98,611)

Total Investments		$6,173,555
(Cost $5,543,201)(b) — 100.76%

Liabilities in excess of other assets — (0.76)%		(46,599)

NET ASSETS — 100.00%		$6,126,956

49

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Small Cap Value Fund (cont.)

September 30, 2016

*	Non-income producing security.
(a)	Affiliated investment.
(b)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

    See Notes to Financial Statements.

50

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2016

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund	RBC Small Cap Value Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $72,965,062, $65,512,196, $184,370,646, $117,850,201, $3,678,834 and $5,444,590, respectively)	$96,154,065	$103,786,147	$254,453,199	$148,792,150	$3,905,888		$6,074,944
Affiliated investments (cost $2,073,995, $655,591, $3,369,639, $1,306,236, $49,878 and $98, 611, respectively)	2,073,995	655,591	3,369,639	1,306,236	49,878		98,611
Interest and dividends receivable	22,637	25,916	103,010	153,599	2,864		7,236
Receivable from advisor	—	—	—	—	23,494		6,851
Receivable for capital shares issued	2,728	100	259,816	6,538	—		—
Receivable for investments sold	—	19,912	392,808	370,358	115,555		36,977
Prepaid expenses	16,030	17,491	14,627	14,056	18,894		5,796

Total Assets	98,269,455	104,505,157	258,593,099	150,642,937	4,116,573		6,230,415

Liabilities:
Payable for capital shares redeemed	30,508	3,059	146,843	30,492	—		—
Payable for investments purchased	—	—	540,844	—	155,905		81,214
Accrued expenses and other payables:
Investment advisory fees	24,045	62,410	133,904	81,667	—		—
Administration fees	4,862	6,844	16,832	9,841	258		—
Audit fees	17,700	17,700	17,700	17,700	17,700		17,700
Trustees’ fees	30	46	101	63	3		2
Distribution fees	1,639	162	—	—	33		—
Shareholder reports	3,398	5,964	10,926	10,037	263		180
Transfer agent fees	10,698	18,003	46,064	36,151	—		630
Other	4,145	4,921	7,007	8,217	5,448		3,733

Total Liabilities	97,025	119,109	920,221	194,168	179,610		103,459

Net Assets	$98,172,430	$104,386,048	$257,672,878	$150,448,769	$3,936,963		$6,126,956

Net Assets Consist Of:
Capital	$70,326,786	$65,452,395	$193,032,052	$111,271,319	$3,735,462		$5,361,017
Undistributed net investment income (loss)	(176,178)	(39,129)	(409,259)	199,210	12,801		6,787
Accumulated net realized gains (losses) from investment transactions and foreign currency	4,832,819	698,831	(5,032,468)	8,036,291	(38,354)		128,798
Net unrealized appreciation on investments and foreign currency	23,189,003	38,273,951	70,082,553	30,941,949	227,054		630,354

Net Assets	$98,172,430	$104,386,048	$257,672,878	$150,448,769	$3,936,963		$6,126,956

Net Assets:
Class A	$12,105,632	$1,303,318	$12,959,877	$9,135,619	$32,039	$	N/A
Class I	86,066,798	103,082,730	244,713,001	141,313,150	3,904,924		6,126,956

Total	$98,172,430	$104,386,048	$257,672,878	$150,448,769	$3,936,963		$6,126,956

51

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund	RBC Small Cap Value Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	869,640	60,660	386,513	314,481	2,922		N/A
Class I	5,648,372	4,648,931	7,021,259	4,855,626	357,514		540,780

Total	6,518,012	4,709,591	7,407,772	5,170,107	360,436		540,780

Net Asset Values and Redemption Prices per Share:
Class A(a)	$13.92	$21.49	$33.53	$29.05	$10.96	$	N/A

Class I	$15.24	$22.17	$34.85	$29.10	$10.92		$11.33

Maximum Offering Price Per Share:
Class A	$14.77	$22.80	$35.58	$30.82	$11.63	$	N/A

Maximum Sales Charge - Class A	5.75%	5.75%	5.75%	5.75%	5.75%		N/A

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See Notes to Financial Statements.

52

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2016

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund	RBC Small Cap Value Fund
Investment Income:
Dividend income - unaffiliated	$460,762	$1,014,785	$2,131,135	$2,122,272	$62,551	$98,755
Dividend income - affiliated	1,077	468	1,390	1,913	104	242
Foreign tax withholding	(2,179)	(8,949)	—	(1,280)	—	(133)

Total Investment Income	459,660	1,006,304	2,132,525	2,122,905	62,655	98,864

Expenses:
Investment advisory fees	479,433	946,276	2,032,555	1,295,618	40,781	44,123
Distribution fees - Class A	30,776	3,275	27,350	24,559	41	—
Accounting fees	28,425	30,089	36,956	32,198	25,291	25,276
Administration fees	51,368	76,343	179,343	107,968	4,369	—
Audit fees	39,059	39,059	39,059	39,059	44,059	34,717
Custodian fees	1,589	3,065	7,240	2,780	21,267	3,434
Insurance fees	4,091	4,091	4,091	4,091	4,091	2,599
Legal fees	2,899	4,227	10,552	6,185	35,961	570
Registration and filing fees	35,720	35,370	37,523	37,424	34,953	18,802
Shareholder reports	9,840	18,246	30,787	32,196	5,056	478
Transfer agent fees - Class A	29,935	7,918	23,772	39,655	6,344	—
Transfer agent fees - Class I	47,161	98,831	293,087	188,996	6,323	3,740
Trustees’ fees	3,378	5,083	11,755	7,122	295	17
Offering Costs	—	—	—	—	—	8,405
Other fees	8,181	9,388	11,487	22,883	7,055	7,089

Total expenses before fee waiver/reimbursement	771,855	1,281,261	2,745,557	1,840,734	235,886	149,250
Expenses waived/reimbursed by:
Advisor	(158,922)	(178,642)	(566,073)	(275,817)	(203,803)	(94,096)

Net Expenses	612,933	1,102,619	2,179,484	1,564,917	32,083	55,154

Net Investment Income (Loss)	(153,273)	(96,315)	(46,959)	557,988	30,572	43,710

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from investment transactions	5,351,638	817,844	(4,150,947)	8,082,929	101,970	126,690
Net change in unrealized appreciation/depreciation on investments and foreign currency	4,438,779	12,099,665	45,588,780	10,518,615	615,657	816,465

Net realized/unrealized gains from investments	9,790,417	12,917,509	41,437,833	18,601,544	717,627	943,155

Change in net assets resulting from operations	$9,637,144	$12,821,194	$41,390,874	$19,159,532	$748,199	$986,865

See Notes to Financial Statements.

53

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

From Investment Activities:
Operations:
Net investment loss	$(153,273)	$(252,634)
Net realized gains from investment transactions	5,351,638	6,699,435
Net change in unrealized appreciation/depreciation on investments	4,438,779	(4,506,588)

Change in net assets resulting from operations	9,637,144	1,940,213

Distributions to Class A Shareholders:
From net realized gains	(1,355,182)	(1,963,533)

Distributions to Class I Shareholders:
From net realized gains	(5,590,012)	(8,245,280)

Change in net assets resulting from shareholder distributions	(6,945,194)	(10,208,813)

Capital Transactions:
Proceeds from shares issued	32,011,667	4,285,393
Distributions reinvested	6,849,002	10,155,094
Cost of shares redeemed	(10,385,986)	(7,997,868)

Change in net assets resulting from capital transactions	28,474,683	6,442,619

Net Increase (decrease) in net assets	31,166,633	(1,825,981)

Net Assets:
Beginning of year	67,005,797	68,831,778

End of year	$98,172,430	$67,005,797

Distributions in excess of net investment income	$(176,178)	$(213,748)

Share Transactions:
Issued	2,124,305	278,020
Reinvested	502,417	672,204
Redeemed	(739,325)	(503,955)

Change in shares resulting from capital transactions	1,887,397	446,269

See Notes to Financial Statements.

54

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Enterprise Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment loss	$(96,315)	$(119,521)
Net realized gains from investment transactions	817,844	6,831,032
Net change in unrealized appreciation/depreciation on investments	12,099,665	(16,136,752)

Change in net assets resulting from operations	12,821,194	(9,425,241)

Distributions to Class A Shareholders:
From net realized gains	(80,685)	(331,213)

Distributions to Class I Shareholders:
From net investment income	(257,698)	—
From net realized gains	(5,807,743)	(15,298,012)

Change in net assets resulting from shareholder distributions	(6,146,126)	(15,629,225)

Capital Transactions:
Proceeds from shares issued	526,008	888,263
Distributions reinvested	5,812,298	14,771,510
Cost of shares redeemed	(14,275,233)	(11,893,907)

Change in net assets resulting from capital transactions	(7,936,927)	3,765,866

Net decrease in net assets	(1,261,859)	(21,288,600)
Net Assets:
Beginning of year	105,647,907	126,936,507

End of year	$104,386,048	$105,647,907

Distributions in excess of net investment income	$(39,129)	$(337,037)

Share Transactions:
Issued	26,485	37,073
Reinvested	299,718	623,105
Redeemed	(705,606)	(499,838)

Change in shares resulting from capital transactions	(379,403)	160,340

See Notes to Financial Statements.

55

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$(46,959)	$266,118
Net realized gains (losses) from investment transactions	(4,150,947)	2,340,320
Net change in unrealized appreciation/depreciation on investments	45,588,780	(11,397,830)

Change in net assets resulting from operations	41,390,874	(8,791,392)

Distributions to Class A Shareholders:
From net realized gains	(154,785)	(322,051)

Distributions to Class I Shareholders:
From net investment income	(164,209)	—
From net realized gains	(3,088,120)	(8,220,883)

Change in net assets resulting from shareholder distributions	(3,407,114)	(8,542,934)

Capital Transactions:
Proceeds from shares issued	39,090,686	83,369,369
Distributions reinvested	3,250,461	8,268,614
Cost of shares redeemed	(56,191,638)	(58,838,792)

Change in net assets resulting from capital transactions	(13,850,491)	32,799,191

Net increase in net assets	24,133,269	15,464,865

Net Assets:
Beginning of year	233,539,609	218,074,744

End of year	$257,672,878	$233,539,609

Distributions in excess of net investment income	$(409,259)	$(256,363)

Share Transactions:
Issued	1,283,885	2,525,339
Reinvested	107,253	253,357
Redeemed	(1,879,937)	(1,774,935)

Change in shares resulting from capital transactions	(488,799)	1,003,761

See Notes to Financial Statements.

56

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Microcap Value Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income	$557,988	$696,121
Net realized gains from investment transactions and foreign currency	8,082,929	2,743,790
Net change in unrealized appreciation/depreciation on investments	10,518,615	(3,615,849)

Change in net assets resulting from operations	19,159,532	(175,938)

Distributions to Class A Shareholders:
From net investment income	(30,869)	(32,359)
From net realized gains	(112,251)	(227,428)

Distributions to Class I Shareholders:
From net investment income	(726,945)	(862,426)
From net realized gains	(1,415,402)	(3,513,670)

Change in net assets resulting from shareholder distributions	(2,285,467)	(4,635,883)

Capital Transactions:
Proceeds from shares issued	17,491,384	22,586,350
Distributions reinvested	1,959,231	4,210,277
Cost of shares redeemed	(26,310,976)	(25,924,177)

Change in net assets resulting from capital transactions	(6,860,361)	872,450

Net increase (decrease) in net assets	10,013,704	(3,939,371)
Net Assets:
Beginning of year	140,435,065	144,374,436

End of year	$150,448,769	$140,435,065

Undistributed net investment income	$199,210	$420,278

Share Transactions:
Issued	663,449	795,930
Reinvested	74,270	152,213
Redeemed	(986,502)	(931,900)

Change in shares resulting from capital transactions	(248,783)	16,243

See Notes to Financial Statements.

57

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Mid Cap Value Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income	$30,572	$30,480
Net realized gains from investment transactions	101,970	489,794
Net change in unrealized appreciation/depreciation on investments	615,657	(495,004)

Change in net assets resulting from operations	748,199	25,270

Distributions to Class A Shareholders:
From net realized gains	(55)	—

Distributions to Class I Shareholders:
From net investment income	(34,471)	(15,820)
From net realized gains	(561,287)	(876,067)

Change in net assets resulting from shareholder distributions	(595,813)	(891,887)

Capital Transactions:
Proceeds from shares issued	3,506,630	1,401,090
Distributions reinvested	591,666	843,794
Cost of shares redeemed	(5,362,198)	(932,149)

Change in net assets resulting from capital transactions	(1,263,902)	1,312,735

Net increase (decrease) in net assets	(1,111,516)	446,118
Net Assets
Beginning of year	5,048,479	4,602,361

End of year	$3,936,963	$5,048,479

Undistributed net investment income	$12,801	$16,222

Share Transactions:
Issued	358,613	111,075
Reinvested	56,516	70,316
Redeemed	(503,848)	(73,531)

Change in shares resulting from capital transactions	(88,719)	107,860

See Notes to Financial Statements.

58

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC Small Cap Value Fund
	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
From Investment Activities:
Operations:
Net investment income	$43,710	$28,737
Net realized gains from investment transactions	126,690	34,794
Net change in unrealized appreciation/depreciation on investments	816,465	(186,111)

Change in net assets resulting from operations	986,865	(122,580)

Distributions to Class I Shareholders:
From net investment income	(82,471)	(14,660)
From net realized gains	(40,742)	—

Change in net assets resulting from shareholder distributions	(123,213)	(14,660)

Capital Transactions:
Proceeds from shares issued	59,136	5,207,396
Distributions reinvested	119,352	14,660

Change in net assets resulting from capital transactions	178,488	5,222,056

Net increase in net assets	1,042,140	5,084,816
Net Assets:
Beginning of period	5,084,816	—

End of period	$6,126,956	$5,084,816

Undistributed net investment income	$6,787	$44,446

Share Transactions:
Issued	6,062	521,010
Reinvested	12,254	1,454

Change in shares resulting from capital transactions	18,316	522,464

(a)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

59

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Loss	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2016	$13.57	(0.06)(a)	1.95	(b)	1.89	(1.54)	(1.54)	$13.92
Year Ended September 30, 2015	15.60	(0.08)(a)	0.53	(b)	0.45	(2.48)	(2.48)	13.57
Year Ended September 30, 2014	16.10	(0.11)(a)	0.77	(b)	0.66	(1.16)	(1.16)	15.60
Year Ended September 30, 2013	14.61	(0.09)(a)	3.35	(b)	3.26	(1.77)	(1.77)	16.10
Year Ended September 30, 2012	11.41	(0.10)(a)	3.30	(b)	3.20	—	—	14.61
Class I
Year Ended September 30, 2016	$14.68	(0.03)(a)	2.13	(b)	2.10	(1.54)	(1.54)	$15.24
Year Ended September 30, 2015	16.65	(0.05)(a)	0.56	(b)	0.51	(2.48)	(2.48)	14.68
Year Ended September 30, 2014	17.07	(0.08)(a)	0.82	(b)	0.74	(1.16)	(1.16)	16.65
Year Ended September 30, 2013	15.34	(0.06)(a)	3.56	(b)	3.50	(1.77)	(1.77)	17.07
Year Ended September 30, 2012	11.95	(0.07)(a)	3.46	(b)	3.39	—	—	15.34

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See Notes to Financial Statements.

60

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2016	14.99%	$12,106	1.10%	(0.43%)	1.46%	14%
Year Ended September 30, 2015	2.20%	12,070	1.10%	(0.56%)	1.45%	18%
Year Ended September 30, 2014	3.90%	12,503	1.14%†	(0.70%)	1.47%	17%
Year Ended September 30, 2013	25.08%	13,620	1.35%	(0.65%)	1.46%	16%
Year Ended September 30, 2012	28.16%	29,755	1.35%	(0.77%)	1.60%	10%
Class I
Year Ended September 30, 2016	15.32%	$86,067	0.85%	(0.18%)	1.05%	14%
Year Ended September 30, 2015	2.44%	54,935	0.85%	(0.31%)	1.07%	18%
Year Ended September 30, 2014	4.16%	56,329	0.89%†	(0.45%)	1.04%	17%
Year Ended September 30, 2013	25.48%	61,546	1.10%	(0.40%)	1.20%	16%
Year Ended September 30, 2012	28.37%	32,825	1.10%	(0.52%)	1.35%	10%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
†	Beginning November 27, 2013, the net operating expenses were contractually limited to 1.10% and 0.85% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2014.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

61

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2016	$20.16	(0.07)(a)	2.59	(b)	2.52	—	(1.19)	(1.19)	$21.49
Year Ended September 30, 2015	25.16	(0.07)(a)	(1.72)	(b)	(1.79)	—	(3.21)	(3.21)	20.16
Year Ended September 30, 2014	26.48	(0.12)(a)	(0.52)	(b)	(0.64)	—	(0.68)	(0.68)	25.16
Year Ended September 30, 2013	19.45	0.06(a)	6.99	(b)	7.05	(0.02)	—	(0.02)	26.48
Year Ended September 30, 2012	14.27	(0.02)(a)	5.20	(b)	5.18	—	—	—	19.45
Class I
Year Ended September 30, 2016	$20.77	(0.02)(a)	2.66	(b)	2.64	(0.05)	(1.19)	(1.24)	$22.17
Year Ended September 30, 2015	25.77	(0.02)(a)	(1.77)	(b)	(1.79)	—	(3.21)	(3.21)	20.77
Year Ended September 30, 2014	27.05	(0.06)(a)	(0.53)	(b)	(0.59)	(0.01)	(0.68)	(0.69)	25.77
Year Ended September 30, 2013	19.85	0.10(a)	7.16	(b)	7.26	(0.06)	—	(0.06)	27.05
Year Ended September 30, 2012	14.53	0.12(a)	5.20	(b)	5.32	—	—	—	19.85

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See Notes to Financial Statements.

62

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2016	13.31%	$ 1,303	1.33%	(0.35%)	2.00%	11%
Year Ended September 30, 2015	(8.73%)	1,410	1.33%	(0.30%)	1.85%	16%
Year Ended September 30, 2014	(2.62%)	2,708	1.33%	(0.45%)	1.75%	19%
Year Ended September 30, 2013	36.31%	3,025	1.33%	0.25%	1.54%	16%
Year Ended September 30, 2012	36.30%	1,387	1.33%	(0.12%)	1.58%	13%
Class I
Year Ended September 30, 2016	13.56%	$103,083	1.08%	(0.09%)	1.25%	11%
Year Ended September 30, 2015	(8.50%)	104,237	1.08%	(0.09%)	1.21%	16%
Year Ended September 30, 2014	(2.36%)	124,229	1.08%	(0.20%)	1.20%	19%
Year Ended September 30, 2013	36.69%	138,882	1.08%	0.44%	1.29%	16%
Year Ended September 30, 2012	36.61%	27	0.99%	0.67%	1.26%	13%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to Financial Statements.

63

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2016	$28.55	(0.07)(a)	5.46	(b)	5.39	—	(0.41)	(0.41)	$33.53
Year Ended September 30, 2015	30.66	(0.04)(a)	(0.91)	(b)	(0.95)	—	(1.16)	(1.16)	28.55
Year Ended September 30, 2014	30.53	(0.09)(a)	1.04	(b)	0.95	—	(0.82)	(0.82)	30.66
Year Ended September 30, 2013	24.45	0.09(a)	7.65	(b)	7.74	(0.08)	(1.58)	(1.66)	30.53
Year Ended September 30, 2012	20.02	(0.06)(a)	5.89	(b)	5.83	—	(1.40)	(1.40)	24.45
Class I(c)
Year Ended September 30, 2016	$29.61	—(a)(b)	5.67	(b)	5.67	(0.02)	(0.41)	(0.43)	$34.85
Year Ended September 30, 2015	31.68	0.04(a)	(0.95)	(b)	(0.91)	—	(1.16)	(1.16)	29.61
Year Ended September 30, 2014	31.45	(0.01)(a)	1.06	(b)	1.05	—	(0.82)	(0.82)	31.68
Year Ended September 30, 2013	25.11	0.12(a)	7.92	(b)	8.04	(0.12)	(1.58)	(1.70)	31.45
Year Ended September 30, 2012	20.49	—(a)(b)	6.02	(b)	6.02	—	(1.40)	(1.40)	25.11

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

64

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2016	19.07%	$ 12,960	1.15%	(0.23%)	1.47%	20%
Year Ended September 30, 2015	(3.47%)	7,303	1.15%	(0.13%)	1.34%	36%
Year Ended September 30, 2014	3.05%	8,971	1.15%	(0.30%)	1.57%	29%
Year Ended September 30, 2013	33.57%	9,186	1.17%†	0.34%	1.48%	26%
Year Ended September 30, 2012	29.76%	4,117	1.30%	(0.27%)	1.77%	35%
Class I(b)
Year Ended September 30, 2016	19.35%	$244,713	0.90%	(0.01%)	1.13%	20%
Year Ended September 30, 2015	(3.22%)	226,237	0.90%	0.11%	1.13%	36%
Year Ended September 30, 2014	3.29%	209,104	0.90%	(0.04%)	1.13%	29%
Year Ended September 30, 2013	33.96%	138,426	0.90%†	0.47%	1.20%	26%
Year Ended September 30, 2012	30.08%	53,147	1.05%	(0.01%)	1.52%	35%

*	Excludes sales charge.
†	Beginning November 27, 2012, the net operating expenses were contractually limited to 1.15% and 0.90% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2013.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

65

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended September 30, 2016	$25.88	0.04(a)	3.50	(b)	3.54	(0.08)	(0.29)	(0.37)	$29.05
Year Ended September 30, 2015	26.68	0.06(a)	(0.06)	(b)	—	(0.10)	(0.70)	(0.80)	25.88
Year Ended September 30, 2014	25.10	0.09(a)	1.69	(b)	1.78	(0.20)	—	(0.20)	26.68
Year Ended September 30, 2013	18.91	0.15(a)	6.18	(b)	6.33	(0.14)	—	(0.14)	25.10
Year Ended September 30, 2012	14.30	0.09(a)	4.57	(b)	4.66	(0.05)	—	(0.05)	18.91
Class I(c)
Year Ended September 30, 2016	$25.92	0.11(a)	3.51	(b)	3.62	(0.15)	(0.29)	(0.44)	$29.10
Year Ended September 30, 2015	26.73	0.13(a)	(0.07)	(b)	0.06	(0.17)	(0.70)	(0.87)	25.92
Year Ended September 30, 2014	25.13	0.15(a)	1.71	(b)	1.86	(0.26)	—	(0.26)	26.73
Year Ended September 30, 2013	18.93	0.20(a)	6.18	(b)	6.38	(0.18)	—	(0.18)	25.13
Year Ended September 30, 2012	14.33	0.13(a)	4.58	(b)	4.71	(0.11)	—	(0.11)	18.93

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

66

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2016	13.80%	$ 9,136	1.32%	0.15%	1.76%	11%
Year Ended September 30, 2015	(0.18%)	10,300	1.32%	0.20%	1.69%	5%
Year Ended September 30, 2014	7.09%	10,029	1.32%	0.32%	1.69%	11%
Year Ended September 30, 2013	33.66%	6,417	1.32%	0.69%	1.52%	4%
Year Ended September 30, 2012	32.62%	4,289	1.32%	0.51%	1.60%	5%
Class I(b)
Year Ended September 30, 2016	14.10%	$141,313	1.07%	0.40%	1.24%	11%
Year Ended September 30, 2015	0.04%	130,135	1.07%	0.47%	1.22%	5%
Year Ended September 30, 2014	7.39%	134,345	1.07%	0.55%	1.23%	11%
Year Ended September 30, 2013	33.96%	144,915	1.07%	1.08%	1.26%	4%
Year Ended September 30, 2012	32.97%	126,432	1.07%	0.76%	1.35%	5%

*	Excludes sales charge.
**	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(b)	Effective November 27, 2012, Class S shares were redesignated as Class I shares. Performance information shown for Class I prior to that date reflects the performance of Class S, and all financial data shown for prior years is for Class S.

See Notes to Financial Statements.

67

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Period Ended September 30, 2016(a)	$ 10.55	0.02(b)	0.45	—	0.47	—	(0.06)	(0.06)	$ 10.96
Class I
Year Ended September 30, 2016	$ 11.24	0.05(b)	0.94	—	0.99	(0.07)	(1.24)	(1.31)	$ 10.92
Year Ended September 30, 2015	13.49	0.08(b)	0.20	—	0.28	(0.04)	(2.49)	(2.53)	11.24
Year Ended September 30, 2014	12.35	0.04(b)	2.31	—	2.35	(0.04)	(1.17)	(1.21)	13.49
Year Ended September 30, 2013	10.34	0.06(b)	2.59	—	2.65	(0.16)	(0.48)	(0.64)	12.35
Year Ended September 30, 2012	9.42	0.09(b)	2.69	—	2.78	(0.10)	(1.76)	(1.86)	10.34

(a)	For the period from October 26, 2015 (commencement of operations) to September 30, 2016.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.

See Notes to Financial Statements.

68

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Period Ended September 30, 2016(b)	9.06%(c)	$32	0.80%(d)	0.19%(d)	43.48%(d)	229%
Class I
Year Ended September 30, 2016	9.37%	$3,905	0.55%	0.53%	3.94%	229%
Year Ended September 30, 2015	0.91%	5,048	0.84%†	0.61%	3.28%	184%
Year Ended September 30, 2014	20.14%	4,602	0.90%	0.33%	3.71%	162%
Year Ended September 30, 2013	26.93%	2,981	0.90%	0.51%	4.66%	113%
Year Ended September 30, 2012	31.73%	2,185	0.90%	0.89%	5.31%	160%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
†	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.55% of average daily net assets for Class I. The ratio of net expenses to average net assets represents a blended percentage for the period ended September 30, 2015.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	For the period from October 26, 2015 (commencement of operations) to September 30, 2016.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

69

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class I
Year Ended September 30, 2016	$9.73	0.08(a)	1.76	—	1.84	(0.16)	(0.08)	(0.24)	$11.33
Period Ended September 30, 2015(b)	10.00	0.06(a)	(0.30)	—	(0.24)	(0.03)	—	(0.03)	9.73

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

70

FINANCIAL HIGHLIGHTS

RBC Small Cap Value Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return*(a)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate
Class I
Year Ended September 30, 2016	19.26%	$6,127	1.00%	0.79%	2.71%	47%
Period Ended September 30, 2015(b)	(2.42%)(c)	5,085	1.00%(d)	0.67%(d)	3.50%(d)	41%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(b)	For the period from December 3, 2014 (commencement of operations) to September 30, 2015.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

71

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 21 portfolios. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the following six investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Mid Cap Value Fund (“Mid Cap Value Fund”)

- RBC Small Cap Value Fund (“Small Cap Value Fund”)

The SMID Cap Growth, Enterprise, Small Cap Core, Microcap Value, and Mid Cap Value Funds offer two share classes: Class A and Class I shares. The Mid Cap Value Fund offers Class A shares effective October 26, 2015. On November 27, 2012, Class C shares were converted to Class A shares for the SMID Cap Growth, Enterprise, Small Cap Core and Microcap Value Funds and Class S shares were converted to Class I shares for SMID Cap Growth and Enterprise Funds. For the Small Cap Core and Microcap Value Funds, which did not previously have Class I shares, the Class S shares were redesignated as Class I shares. The Small Cap Value Fund offers Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies:

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but

72

NOTES TO FINANCIAL STATEMENTS

listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets. The Pricing Committee includes representatives of the Funds’ Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

73

NOTES TO FINANCIAL STATEMENTS

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●  Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●  Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2016 is as follows:

Investments in Securities	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
SMID Cap Growth Fund	$98,228,060(a	)	$—	$ —	$98,228,060
Enterprise Fund	104,441,738(a	)	—	—	104,441,738
Small Cap Core Fund	257,822,838(a	)	—	—	257,822,838
Microcap Value Fund	149,413,303(a	)	547,155(b)	137,928	150,098,386
Mid Cap Value Fund	3,955,766(a	)	—	—	3,955,766
Small Cap Value Fund	6,173,555(a	)	—	—	6,173,555

(a) The breakdown of the Fund’s investments into major categories is disclosed in the Schedules of Portfolio Investments.

(b) Represents securities in the Consumer Discretionary ($172,514), Industrials ($68,400), Financials ($138,147), Materials ($167,360), and Rights/Warrants ($734) sections of the Schedule of Portfolio Investments.

74

NOTES TO FINANCIAL STATEMENTS

The Funds did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2016.

During the period ended September 30, 2016, the Funds, except Microcap Value Fund, recognized no transfers to/from Level 1 or Level 2. For Microcap Value Fund, transfers to Level 2 from Level 1 in the amount of $61,113 were due to the absence of an active trading market for the securities on September 30, 2016; securities were transferred from Level 2 to Level 1 in the amount of $1,918,063 since the trading market became active for the securities. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Following is reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Microcap Value Fund
	(Common Stocks- Consumer Discretionary)	(Common Stocks- Financials)
Balance as of 09/30/15 (value)	$ —	$ —
Transfers in	109,584(a)	456,648(a)
Net sales	—	(204,608)
Realized gain (loss)	—	112,416
Change in unrealized appreciation (depreciation) *	(109,584)	(226,528)

Balance as of 9/30/16 (value)	$ —	$ 137,928

(a) These securities were transferred to Level 3 due to lack of a current market quotation and were valued at fair market value as determined in good faith by the Board or persons acting at their direction using unobservable inputs.

* Net change in unrealized appreciation (depreciation) in Level 3 securities still held at September 30, 2016.

The Funds’ assets assigned to the Level 3 category, including those which were fair valued at zero, were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

The significant unobservable inputs used in fair value measurement of the Funds’ investments are (i) an estimation of a normalized earnings level for the company and (ii) the likelihood of achieving normalized earnings. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

Financial Instruments:

Repurchase Agreements:

The Funds, except SMID Cap Growth Fund, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

75

NOTES TO FINANCIAL STATEMENTS

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no repurchase agreements held during the year ended September 30, 2016.

Affiliated Investments:

The Funds may invest in other Funds of the Trust (each an “Affiliated Fund”). Effective June 24, 2016, the Funds utilize U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. For the period from October 1, 2015, until June 24, 2016, the Small Cap Value Fund invested in Prime Money Market Fund-RBC Institutional Class 1. The income earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

	Value September 30, 2015	Purchases	Sales	Value June 24, 2016	Dividends
Investments in Prime Money Market Fund — RBC Institutional Class 1
Small Cap Value Fund	$262,339	$656,667	$919,006	$—	$195

	Value June 23, 2016	Purchases	Sales	Value September 30, 2016	Dividends
Investments in U.S. Government Money Market Fund — RBC Institutional Class 1
SMID Cap Growth Fund	$—	$31,097,433	$29,023,438	$2,073,995	$1,077
Enterprise Fund	—	3,785,421	3,129,830	655,591	468
Small Cap Core Fund	—	13,821,886	10,452,247	3,369,639	1,390
Microcap Value Fund	—	4,760,315	3,454,079	1,306,236	1,913
Mid Cap Value Fund	—	3,343,991	3,294,113	49,878	104
Small Cap Value Fund	—	271,140	172,529	98,611	47

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Small Cap Value Fund were incurred by the Fund. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statements of Operations. Unamortized offering costs are included in prepaid expenses on the Statements of Assets and Liabilities.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses

76

NOTES TO FINANCIAL STATEMENTS

are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, redesignation of distributions and basis adjustments on investments in passive foreign investment companies (PFICs) and partnerships.), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2016, permanent difference reclassification amounts were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
SMID Cap Growth Fund	$(141,473)	$ 190,843	$ (49,370)
Enterprise Fund	(444,163)	651,921	(207,758)
Small Cap Core Fund	(4,923)	58,272	(53,349)
Microcap Value Fund	—	(21,242)	21,242
Mid Cap Value Fund	—	478	(478)
Small Cap Value Fund	—	1,102	(1,102)

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreements, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

77

NOTES TO FINANCIAL STATEMENTS

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%

Enterprise Fund	Up to $30 million	1.00%
	Over $30 million	0.90%

Small Cap Core Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%
Mid Cap Value Fund	All Net Assets	0.70%
Small Cap Value Fund	All Net Assets	0.80%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A Annual Rate	Class I Annual Rate
SMID Cap Growth Fund	1.10%	0.85%
Enterprise Fund	1.33%	1.08%
Small Cap Core Fund	1.15%	0.90%
Microcap Value Fund	1.32%	1.07%
Mid Cap Value Fund	0.80%	0.55%
Small Cap Value Fund	N/A	1.00%

This expense limitation agreement is in place until January 31, 2017 (October 31, 2017 for Mid Cap Value Fund), and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months from the end of the fiscal year, (3 years from the end of the fiscal year for Small Cap Value Fund) in which fee was waived or reimbursement made from the end of the fiscal year in which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

	FYE 9/30/16 (Expiration Date 9/30/17)	FYE 9/30/15 (Expiration Date 9/30/18)	FYE 9/30/16 (Expiration Date 9/30/19)	Total
SMID Cap Growth Fund	$158,435	$ —	$ —	$158,435
Enterprise Fund	178,479	—	—	178,479
Small Cap Core Fund	565,575	—	—	565,575
Microcap Value Fund	275,127	—	—	275,127
Mid Cap Value Fund	203,768	—	—	203,768
Small Cap Value Fund	—	106,609	93,970	200,579

There was no recoupment of expense reimbursements/waivers during the period. Amounts from years prior to those shown are no longer subject to recoupment.

RBC GAM (US) voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM (US) indirectly through its investment in an affiliated money market fund. For the year ended September 30, 2016, the amount waived was $486, $164, $498, $690,$35 and $126 for the SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

78

NOTES TO FINANCIAL STATEMENTS

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) receives from each Fund except Small Cap Value Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net assets. BNY Mellon receives a fee for its services payable by each Fund based on each Funds’ average net assets. RBC GAM (US)’s fee is listed as “Administration fees” in the Statements of Operations. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain officers and trustees of the Trust are affiliated with the Advisor or the Co-Administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $46,000 ($49,000 effective October 1,2016). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,000 ($6,500 effective October 1, 2016) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

In conjunction with the launch of the Small Cap Value Fund, the Advisor invested seed capital to provide the Fund its initial investment assets. The table below shows, as of September 30, 2016, the Fund’s net assets, the shares of the Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Small Cap Value Fund	$6,126,956	513,596	95.0%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%	*

* Under the Plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended September 30, 2016, there were no fees waived by the Distributor.

For the year ended September 30, 2016, the Distributor received commissions of $8,140 front-end sales charges of Class A shares of the Funds, of which $1,575 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

79

NOTES TO FINANCIAL STATEMENTS

The Distributor did not receive any CDSC fees from Class A shares of the Funds during the year ended September 30, 2016.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2016 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$34,539,512	$9,575,367
Enterprise Fund	10,644,393	23,767,082
Small Cap Core Fund	47,931,722	61,491,867
Microcap Value Fund	15,126,743	16,587,582
Mid Cap Value Fund	12,850,402	14,636,459
Small Cap Value Fund	2,847,966	2,571,451

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, the Funds participate in a “commission recapture” program under which brokerage transactions are directed to Capital Institutional Services Inc. (“CAPIS”) and its correspondent brokers. A portion of the commissions paid under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$407,886	$304,193	$115,644	$115,122
Distributions reinvested	1,353,008	1,949,610	73,756	303,050
Cost of shares redeemed	(2,084,654)	(1,037,992)	(372,585)	(1,291,739)

Change in Class A	$(323,760)	$1,215,811	$(183,185)	$(873,567)

Class I
Proceeds from shares issued	$31,603,781	$3,981,200	$410,364	$773,141
Distributions reinvested	5,495,994	8,205,484	5,738,542	14,468,460
Cost of shares redeemed	(8,301,332)	(6,959,876)	(13,902,648)	(10,602,168)

Change in Class I	$28,798,443	$5,226,808	$(7,753,742)	$4,639,433

Change in net assets resulting from capital transactions	$28,474,683	$6,442,619	$(7,936,927)	$3,765,866

SHARE TRANSACTIONS:
Class A
Issued	30,777	20,456	5,954	4,948
Reinvested	106,452	137,296	3,917	13,136
Redeemed	(156,990)	(69,800)	(19,181)	(55,736)

Change in Class A	(19,761)	87,952	(9,310)	(37,652)

Class I
Issued	2,093,528	257,564	20,531	32,125
Reinvested	395,965	534,908	295,801	609,969
Redeemed	(582,335)	(434,155)	(686,425)	(444,102)

Change in Class I	1,907,158	358,317	(370,093)	197,992

Change in shares resulting from capital transactions	1,887,397	446,269	(379,403)	160,340

80

NOTES TO FINANCIAL STATEMENTS

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,173,540	$1,859,528	$1,210,163	$4,721,749
Distributions reinvested	154,270	319,421	106,116	203,435
Cost of shares redeemed	(2,278,362)	(3,359,271)	(3,547,551)	(4,150,550)

Change in Class A	$4,049,448	$(1,180,322)	$(2,231,272)	$774,634

Class I
Proceeds from shares issued	$32,917,146	$81,509,841	$16,281,221	$17,864,601
Distributions reinvested	3,096,191	7,949,193	1,853,115	4,006,842
Cost of shares redeemed	(53,913,276)	(55,479,521)	(22,763,425)	(21,773,627)

Change in Class I	$(17,899,939)	$33,979,513	$(4,629,089)	$97,816

Change in net assets resulting from capital transactions	$(13,850,491)	$32,799,191	$(6,860,361)	$872,450

SHARE TRANSACTIONS:
Class A
Issued	203,351	57,418	45,583	166,680
Reinvested	5,271	10,114	4,023	7,352
Redeemed	(77,926)	(104,297)	(133,183)	(151,879)

Change in Class A	130,696	(36,765)	(83,577)	22,153

Class I
Issued	1,080,534	2,467,921	617,866	629,250
Reinvested	101,982	243,243	70,247	144,861
Redeemed	(1,802,011)	(1,670,638)	(853,319)	(780,021)

Change in Class I	(619,495)	1,040,526	(165,206)	(5,910)

Change in shares resulting from capital transactions	(488,799)	1,003,761	(248,783)	16,243

	Mid Cap Value Fund		Small Cap Value Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$40,101	$—	$—	$—
Distributions reinvested	55	—	—	—
Cost of shares redeemed	(10,381)	—	—	—

Change in Class A	$29,775	$—	$—	$—

Class I
Proceeds from shares issued	$3,466,529	$1,401,090	$59,136	$5,207,396
Distributions reinvested	591,611	843,794	119,352	14,660
Cost of shares redeemed	(5,351,817)	(932,149)	—	—

Change in Class I	$(1,293,677)	$1,312,735	$178,488	$5,222,056

Change in net assets resulting from capital transactions	$(1,263,902)	$1,312,735	$178,488	$5,222,056

81

NOTES TO FINANCIAL STATEMENTS

	Mid Cap Value Fund		Small Cap Value Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,870	—	—	—
Reinvested	5	—	—	—
Redeemed	(953)	—	—	—

Change in Class A	2,922	—	—	—

Class I
Issued	354,743	111,075	6,062	521,010
Reinvested	56,511	70,316	12,254	1,454
Redeemed	(502,895)	(73,531)	—	—

Change in Class I	(91,641)	107,860	18,316	522,464

Change in shares resulting from capital transactions	(88,719)	107,860	18,316	522,464

(a) For the period from December 3, 2014 (commencement of operations) to September 30, 2015.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2013, 2014, 2015 and 2016 for all funds except Small Cap Value Fund, which is for the period ended September 30, 2015 and the tax year ended 2016), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

As of September 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SMID Cap Growth Fund	$75,192,215	$25,220,965	$(2,185,120)	$23,035,845
Enterprise Fund	66,230,917	43,890,532	(5,679,711)	38,210,821
Small Cap Core Fund	189,541,623	83,268,244	(14,987,029)	68,281,215
Microcap Value Fund	119,318,093	58,794,489	(28,014,196)	30,780,293
Mid Cap Value Fund	3,861,651	266,614	(172,499)	94,115
Small Cap Value Fund	5,579,335	860,406	(266,186)	594,220

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and the timing of income recognition in partnerships.

82

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the fiscal year ended September 30, 2016 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$6,945,194	$6,945,194	$6,945,194
Enterprise Fund	—	6,146,126	6,146,126	6,146,126
Small Cap Core Fund	164,209	3,242,905	3,407,114	3,407,114
Microcap Value Fund	790,628	1,494,839	2,285,467	2,285,467
Mid Cap Value Fund	571,508	24,305	595,813	595,813
Small Cap Value Fund	123,145	68	123,213	123,213

The tax character of distributions during the fiscal year ended September 30, 2015 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$10,208,813	$10,208,813	$10,208,813
Enterprise Fund	—	15,629,225	15,629,225	15,629,225
Small Cap Core Fund	1,478,926	7,064,008	8,542,934	8,542,934
Microcap Value Fund	894,785	3,741,098	4,635,883	4,635,883
Mid Cap Value Fund	635,033	256,854	891,887	891,887
Small Cap Value Fund	14,660	—	14,660	14,660

As of September 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gain	Accumulated Earnings	Accumulated Capital Loss Carryforwards	Deferred Qualified Late-Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
SMID Cap Growth Fund	$—	$5,129,198	$5,129,198	$—	$(319,399)	$23,035,845	$27,845,644
Enterprise Fund	—	761,961	761,961	—	(39,129)	38,210,821	38,933,653
Small Cap Core Fund			—	—	(3,640,389)	68,281,215	64,640,826
Microcap Value Fund	332,486	8,064,671	8,397,157	—	—	30,780,293	39,177,450
Mid Cap Value Fund	107,386	—	107,386	—	—	94,115	201,501
Small Cap Value Fund	20,827	150,892	171,719	—	—	594,220	765,939

As of September 30, 2016, the Funds did not have any capital loss carryforwards for federal income tax purposes.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund, Enterprise Fund, and Small Cap Core Fund had deferred qualified late-year ordinary losses of $176,178, $39,129, and $409,259, respectively and the SMID Cap Growth Fund and Small Cap Core Fund had qualified late-year short term capital losses of $143,221 and $2,087,603, respectively and the Small Cap Core Fund had qualified late-year long term capital losses of $1,143,527, which will be treated as arising on the first business day of the fiscal year ending September 30, 2017.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in certain situations, such

83

NOTES TO FINANCIAL STATEMENTS

as where the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2016, the redemption fees collected by the Funds which are included in the cost of shares redeemed on the Statements of Changes in Net Assets are as follows:

Redemption Fees
SMID Cap Growth Fund	$ 35
Enterprise Fund	426
Small Cap Core Fund	42
Microcap Value Fund	428
Mid Cap Value Fund	1

9. Soft Dollars:

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund Management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of September 30, 2016, certain of the Funds used soft dollar arrangements on a limited basis. Fund Management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Subsequent Events:

Fund Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except for the following:

The RBC Funds Trust filed with the Securities and Exchange Commission a post-effective amendment to its registration statement to create a new share class for SMID Cap Growth Fund, Small Cap Core Fund and Small Cap Value Fund. The new share class, Class R6, is expected to become effective and commence operations on November 21, 2016.

84

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of RBC Funds Trust and the Shareholders of

RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund, and RBC Small Cap Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund, RBC Mid Cap Value Fund, and RBC Small Cap Value Fund (the “Funds,” a series of RBC Funds Trust) at September 30, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended September 30, 2015 and prior were audited by another independent registered public accounting firm whose report dated November 22, 2015 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, MN

November 22, 2016

85

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2016, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Small Cap Core Fund	100.00%
Microcap Value Fund	100.00%
Mid Cap Value Fund	12.32%
Small Cap Value Fund	66.60%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2016 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Small Cap Core Fund	100.00%
Microcap Value Fund	100.00%
Mid Cap Value Fund	12.06%
Small Cap Value Fund	66.89%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Small Cap Core Fund	6.31%
Microcap Value Fund	1.68%
Mid Cap Value Fund	0.21%
Small Cap Value Fund	0.24%

86

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as qualified short term gains:

Qualified Short-term Gains
Mid Cap Value Fund	100.00%
Small Cap Value Fund	14.81%

87

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (consulting-executive search) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

88

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (64)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (52)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (52)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Kathleen A. Hegna (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014 Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

89

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Jay Jackson (38)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since December 2015

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011- present); Associate, K&L Gates. (2008-2010)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

90

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer two share classes. These two share classes are the A and I classes.

Class A

Class A shares, offered by all Funds except Small Cap Value Fund, are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

91

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/16-9/30/16	Annualized Expense Ratio During Period 4/1/16-9/30/16

SMID Cap Growth Fund	Class A	$1,000.00	$1,079.10	$5.78	1.10%
	Class I	1,000.00	1,080.10	4.47	0.85%

Enterprise Fund	Class A	1,000.00	1,135.80	7.18	1.33%
	Class I	1,000.00	1,136.90	5.83	1.08%

Small Cap Core Fund	Class A	1,000.00	1,145.20	6.23	1.15%
	Class I	1,000.00	1,146.40	4.88	0.90%

Microcap Value Fund	Class A	1,000.00	1,110.90	7.04	1.32%
	Class I	1,000.00	1,112.40	5.71	1.07%

Mid Cap Value Fund	Class A	1,000.00	1,072.40	4.19	0.80%
	Class I	1,000.00	1,073.70	2.88	0.55%

Small Cap Value Fund	Class I	1,000.00	1,126.30	5.37	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/366 (to reflect one-half year period).

92

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/16-9/30/16	Annualized Expense Ratio During Period 4/1/16-9/30/16

SMID Cap Growth Fund	Class A	$1,000.00	$1,019.71	$5.61	1.10%
	Class I	1,000.00	1,020.98	4.34	0.85%

Enterprise Fund	Class A	1,000.00	1,018.55	6.79	1.33%
	Class I	1,000.00	1,019.81	5.51	1.08%

Small Cap Core Fund	Class A	1,000.00	1,019.46	5.87	1.15%
	Class I	1,000.00	1,020.72	4.60	0.90%

Microcap Value Fund	Class A	1,000.00	1,018.60	6.73	1.32%
	Class I	1,000.00	1,019.86	5.46	1.07%

Mid Cap Value Fund	Class A	1,000.00	1,021.23	4.09	0.80%
	Class I	1,000.00	1,022.49	2.81	0.55%

Small Cap Value Fund	Class I	1,000.00	1,020.22	5.11	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/366 (to reflect one-half year period).

93

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2016, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate securities index benchmarks as well as fund peer group comparative information provided by an independent third-party as requested by the Board. The Trustees also reviewed supplemental information from the Advisor.

The Trustees recognized the strong research and fundamental analysis capabilities of the Advisor’s investment teams and their extensive portfolio management experience, as well as the Advisor’s effective trading, operational, and compliance structure and systems. The Trustees noted that the mid-and longer-term performance of the RBC Microcap Value Fund was favorable versus benchmarks and peers, but that the RBC Enterprise Fund had underperformed in recent periods where the market did not favor its investment philosophy. The Trustees noted that the comparative mid- and longer-term performance of the RBC Mid Cap Value Fund was acceptable and took into account the fact that the Fund underperformed in the short-term due to avoidance of certain industry sectors consistent with its strategy. The RBC SMID Cap Growth Fund performance was favorable versus indices and peers. The Trustees reviewed the favorable performance of the RBC Small Cap Value Fund, and noted that the short-term comparative performance of the RBC Small Cap Core Fund was less favorable due to sector in stock selection factors, while the mid- and longer-term performance was favorable.

The Trustees reviewed comparative advisory fee and expense information for each Fund, together with information regarding the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements. The Trustees noted that advisory fees and expense ratios were competitive. The Trustees also took note of the RBC Mid Cap Value Fund’s inclusion in the RBC Cornerstone Investor Program, launched in August 2015, which increased the contractual fee waiver for the Fund while also offering enhanced client service for investors. The Trustees also reviewed reports from the Advisor regarding its management of other investment client accounts with similar strategies, including the advisory fees paid and the reasons for differences in fees, which included liquidity management and matters related to mutual fund operations. The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollar research and other benefits, including the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The

94

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2016.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ AR 09-16

	RBC Funds
About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of holdings.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and additional performance information are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

	Letter from the Chief Investment Officer	1
	Money Market Portfolio Manager	3
	Performance Summary (Unaudited)	4
	Schedule of Portfolio Investments	6
	Financial Statements
	- Statement of Assets and Liabilities	18
	- Statement of Operations	20
	- Statements of Changes in Net Assets	21
	Financial Highlights	22
	Notes to Financial Statements	24
	Report of Independent Registered Public Accounting Firm	32
	Other Federal Income Tax Information (Unaudited)	33
	Management (Unaudited)	34
	Supplemental Information (Unaudited)	37
	Approval of Investment Advisory Agreement (Unaudited)	39

LETTER FROM THE CHIEF INVESTMENT OFFICER

At RBC, we understand the high priority that our shareholders place on addressing their liquidity needs while striving to ensure their wealth is preserved. Throughout the past year, the U.S. Government Money Market Fund (the Fund) continued to provide a solid financial solution for our shareholders. In this context, we are pleased to also report that the Fund performed well during the year ended September 30, 2016 and in a manner that exceeded our performance benchmark.

The broader money market fund industry continues to be challenged by ultra-low market yields although the Federal Reserve made one modest interest rate hike in December 2015 and has held that target rate throughout 2016 to date. This move was notable in light of the fact that a number other central banks around the world have held their respective monetary policies at levels of zero or even negative rates in an effort to generate economic growth.

The Federal Reserve Open Market Committee is closely monitoring economic factors as they contemplate the appropriate time to nudge rates slightly higher from here. At this time, forecasts seem to predict that the next rate increase could occur in December 2016 but may be more likely to be done in early 2017. In our view, the more relevant theme is not the timing of rate hikes as much as the greater likelihood of a modest and measured trajectory of future rate normalization moves.

Looking forward, amendments to the rules governing the operation and management of money market funds go into effect in October 2016. The Fund is permitted to retain a stable $1.00/share NAV and is required to invest at least 99.5% of its total assets in cash and government securities.

Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA
CEO, President and Chief Investment Officer
RBC Global Asset Management (U.S.) Inc.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. These risks are more fully described in the prospectus.

2

MONEY MARKET PORTFOLIO MANAGER

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the U.S. Government Money Market Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brandon T. Swensen, CFA
Vice President, Co-Head, U.S. Fixed Income	Brandon T. Swensen, CFA

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for several cash management and core solutions, including the U.S. Government Money Market Fund. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

3

	PERFORMANCE SUMMARY (UNAUDITED)

Investment Objective

The U.S. Government Money Market Fund was managed to preserve principal. This means that the share price of the Fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

		Total Return for the	SEC 7-Day Annualized Yield (1)
		Year Ended September 30, 2016	September 30, 2016	September 30, 2015
	U.S. Government Money Market Fund
	RBC Institutional Class 1	0.20%	0.42%	0.01%
	RBC Institutional Class 2	0.12%	0.24%	0.01%
	RBC Investor Class	0.01%	0.01%	0.01%
	RBC Reserve Class	0.01%	0.01%	0.01%
	RBC Select Class	0.01%	0.01%	0.01%

(1)    As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

4

PERFORMANCE SUMMARY (UNAUDITED)

		Asset Allocation

Money Market Maturity Schedule
As a percentage of value of investments based on effective maturity as of September 30, 2016.

	U.S. Government Money Market Fund
Less than 8 days	61.9%
8 to 14 Days	5.6%
15 to 30 Days	6.0%
31 to 180 Days	16.6%
Over 180 Days	9.9%

5

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2016

Principal Amount		Value
U.S. Government Agency Backed Corporate Bonds — 0.16%
Information Technology — 0.16%
$15,200,000	Net Magan Two LLC, 0.60%, 4/1/26, (LOC: Federal Home Loan Bank)(a)	$15,200,000

Total U.S. Government Agency Backed Corporate Bonds (Cost $15,200,000)		15,200,000

U.S. Government Agency Backed Municipal Bonds — 23.66%
Arizona — 0.15%
14,375,000	Maricopa County Industrial Development Authority Las Gardenias Apartments Refunding Revenue, Series A, 0.91%, 4/15/33, (Credit Support: Fannie Mae)(a)	14,375,000

California — 3.12%
3,500,000	Abag Finance Authority for Nonprofit Corps Reardon Heights Apartments Revenue, 0.87%, 5/15/38, (Credit Support: Fannie Mae)(a)	3,500,000
6,835,000	California Statewide Communities Development Authority Breezewood Apartments Revenue, Series F-1, 0.87%, 4/15/36, (Credit Support: Fannie Mae)(a)	6,835,000
38,800,000	California Statewide Communities Development Authority Canyon Creek Apartments Revenue, Series C, 0.86%, 6/15/25, (Credit Support: Fannie Mae)(a)	38,800,000
7,605,000	California Statewide Communities Development Authority Harmony Court Apartments Revenue, Series E, 0.87%, 1/15/37, (Credit Support: Fannie Mae)(a)	7,605,000
4,045,000	California Statewide Communities Development Authority Kelvin Court Refunding Revenue, 0.92%, 6/15/51, (Credit Support: Fannie Mae)(a)	4,045,000
17,600,000	California Statewide Communities Development Authority Multi Family Housing Kimberly Woods Revenue, Series B, 0.86%, 6/15/25, (Credit Support: Fannie Mae)(a)	17,600,000
9,100,000	California Statewide Communities Development Authority Oakmont Senior Living Revenue, Series Y, 0.87%, 8/1/31, (Credit Support: Fannie Mae)(a)	9,100,000
60,000,000	County of Contra Costa Multi Family Housing Refunding Revenue Park Regency, Series F, 0.82%, 10/15/33, (Credit Support: Fannie Mae)(a)	60,000,000
26,900,000	Los Angeles Community Redevelopment Agency Met Apartments Revenue, 0.82%, 12/15/24, (Credit Support: Fannie Mae)(a)	26,900,000
8,461,000	Los Angeles County Housing Authority Malibu Meadows Project Refunding Revenue, Series B, 0.84%, 4/15/28, (Credit Support: Fannie Mae)(a)	8,461,000
10,980,000	Los Angeles County Housing Authority Malibu Meadows Refunding Revenue, Series II-C, 0.84%, 4/15/28, (Credit Support: Fannie Mae)(a)	10,980,000
9,100,000	Orange County Apartment Development Park Ridge Villas Revenue, 0.85%, 11/15/28, (Credit Support: Fannie Mae)(a)	9,100,000
14,500,000	Orange County Apartment Development Villas La Paz Revenue, Series F, 0.83%, 8/15/28, (Credit Support: Fannie Mae)(a)	14,500,000

6

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 4,580,000	Sacramento Housing Authority Lofts at Natomas Apartments Revenue, Series F, 0.87%, 6/15/36, (Credit Support: Fannie Mae)(a)	$4,580,000
5,205,000	Sacramento Housing Authority Shenandoah Apartments Revenue, Series F, 0.87%, 9/15/36, (Credit Support: Fannie Mae)(a)	5,205,000
20,800,000	San Francisco City & County Housing Authority City Heights Apartments Refunding Revenue, Series A, 0.86%, 6/15/25, (Credit Support: Fannie Mae)(a)	20,800,000
47,650,000	San Francisco City & County Redevelopment Agency 3rd Mission Revenue, Series C, 0.80%, 6/15/34, (Credit Support: Fannie Mae)(a)	47,650,000

		295,661,000

Connecticut — 0.11%
10,560,000	Stamford New Public Housing Authority Fairfield Apartments Refunding Revenue, 0.86%, 12/1/28, (Credit Support: Fannie Mae)(a)	10,560,000

Delaware — 0.30%
28,155,000	County of New Castle, Fairfield English Village Project Revenue, 0.90%, 9/15/38, (Credit Support: Fannie Mae)(a)	28,155,000

Florida — 0.06%
5,710,000	Florida Housing Finance Corp. Heather Glenn Apartments Revenue, Series H, 0.90%, 6/15/36, (Credit Support: Fannie Mae)(a)	5,710,000

Georgia — 0.08%
7,710,000	Richmond County Development Authority Stonegate Club Apartments Project Revenue, 0.90%, 11/15/35, (Credit Support: Fannie Mae)(a)	7,710,000

Kentucky — 0.11%
10,000,000	Kentucky Housing Corp. Overlook Terraces Apartments Revenue, Series A, 0.90%, 11/15/40, (Credit Support: Fannie Mae)(a)	10,000,000

Nevada — 0.35%
16,300,000	Nevada Housing Division Multi Unit Housing, Sonoma Palms Revenue, 0.90%, 4/15/39, (Credit Support: Fannie Mae)(a)	16,300,000
17,000,000	Nevada Housing Division Multi Unit Housing, Southwest VLG Project Revenue, 0.86%, 10/15/38, (Credit Support: Fannie Mae)(a)	17,000,000

		33,300,000

New York — 17.82%
13,500,000	Nassau County Industrial Development Agency Clinton Plaza Senior Housing Project Revenue, 0.83%, 9/1/34, (Credit Support: Fannie Mae)(a)	13,500,000
11,500,000	New York City Housing Development Corp. Lexington Courts Revenue, Series A, 0.88%, 12/1/39, (Credit Support: Freddie Mac)(a)	11,500,000

7

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$20,700,000	New York City Housing Development Corp. Multi Family 201 Pearl Street Revenue, Series A, 0.86%, 10/15/41, (Credit Support: Fannie Mae)(a)	$20,700,000
14,600,000	New York City Housing Development Corp. Multi Family 245 East 124th Street Revenue, 0.83%, 11/1/46, (Credit Support: Freddie Mac)(a)	14,600,000
25,500,000	New York City Housing Development Corp. Multi Family 90 Washington Street Revenue, Series A, 0.83%, 2/15/35, (Credit Support: Fannie Mae)(a)	25,500,000
51,400,000	New York City Housing Development Corp. Multi Family 90 West Street Revenue, Series A, 0.86%, 3/15/36, (Credit Support: Fannie Mae)(a)	51,400,000
4,435,000	New York City Housing Development Corp. Multi Family Bathgate Ave. Apartments Revenue, Series A, 0.83%, 5/15/39, (Credit Support: Fannie Mae)(a)	4,435,000
55,400,000	New York City Housing Development Corp. Multi Family Housing Revenue, Royal Properties Revenue Series A, 0.82%, 4/15/35, (Credit Support: Fannie Mae)(a)	55,400,000
5,000,000	New York City Housing Development Corp. Multi Family Markham Gardens Apartments Revenue, Series A, 0.83%, 1/1/40, (Credit Support: Freddie Mac)(a)	5,000,000
49,600,000	New York City Housing Development Corp. Multi Family Nicole Revenue, Series A, 0.83%, 11/15/35, (Credit Support: Fannie Mae)(a)	49,600,000
7,155,000	New York City Housing Development Corp. Multi Family Rental Housing 2 Gold Street Revenue, Series B, 0.75%, 4/15/36, (Credit Support: Fannie Mae)(a)	7,155,000
3,600,000	New York City Housing Development Corp. Multi Family Revenue, Series B, 0.75%, 11/15/35, (Credit Support: Fannie Mae)(a)	3,600,000
14,000,000	New York City Housing Development Corp. Multi Family West 48th Street Development Revenue, Series A, 0.83%, 1/15/34, (Credit Support: Fannie Mae)(a)	14,000,000
60,000,000	New York City Housing Development Corp. Multi Family Westport Development Revenue, Series A, 0.83%, 6/15/34, (Credit Support: Fannie Mae)(a)	60,000,000
97,860,000	New York State Dormitory Authority Nursing Home Improvements Revenue, Series A, 0.82%, 11/15/36, (Credit Support: Fannie Mae)(a)	97,860,000
5,050,000	New York State Dormitory Authority Nursing Home Improvements Revenue, Series B, 0.75%, 11/15/36, (Credit Support: Fannie Mae)(a)	5,050,000
60,145,000	New York State Housing Finance Agency 10 Barclay Street Revenue, Series A, 0.88%, 11/15/37, (Credit Support: Fannie Mae)(a)	60,145,000
52,850,000	New York State Housing Finance Agency 101 West End Revenue, 0.81%, 5/15/31, (Credit Support: Fannie Mae)(a)	52,850,000
30,000,000	New York State Housing Finance Agency 101 West End Revenue, 0.81%, 5/15/31, (Credit Support: Fannie Mae)(a)	30,000,000
73,400,000	New York State Housing Finance Agency 150 East 44th Street Revenue, Series A, 0.81%, 5/15/32, (Credit Support: Fannie Mae)(a)	73,400,000

8

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$8,000,000	New York State Housing Finance Agency 1500 Lex Ave. Revenue, Series A, 0.89%, 5/15/34, (Credit Support: Fannie Mae)(a)	$8,000,000
110,100,000	New York State Housing Finance Agency 240 East 39th Street Revenue, 0.83%, 5/15/30, (Credit Support: Fannie Mae)(a)	110,100,000
29,830,000	New York State Housing Finance Agency 42nd & 10th Street Revenue, 0.74%, 11/1/41, (Credit Support: Freddie Mac)(a)	29,830,000
22,610,000	New York State Housing Finance Agency 42nd & 10th Street Revenue, 0.74%, 11/1/41, (Credit Support: Freddie Mac)(a)	22,610,000
28,500,000	New York State Housing Finance Agency 42nd & 10th Street Revenue, Series A, 0.78%, 11/1/41, (Credit Support: Freddie Mac)(a)	28,500,000
76,100,000	New York State Housing Finance Agency 55 West 25th Street Revenue, Series A, 0.83%, 11/15/38, (Credit Support: Fannie Mae)(a)	76,100,000
82,235,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, 0.83%, 5/15/41, (Credit Support: Fannie Mae)(a)	82,235,000
55,800,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, Series A, 0.83%, 5/15/41, (Credit Support: Fannie Mae)(a)	55,800,000
77,755,000	New York State Housing Finance Agency 600 West 42nd Street Revenue, Series A, 0.84%, 5/15/41, (Credit Support: Fannie Mae)(a)	77,755,000
30,500,000	New York State Housing Finance Agency 900 8th Avenue Revenue, Series A, 0.83%, 5/15/35, (Credit Support: Fannie Mae)(a)	30,500,000
100,000,000	New York State Housing Finance Agency Clinton Green North Revenue, Series A, 0.89%, 11/1/38, (Credit Support: Freddie Mac)(a)	100,000,000
52,200,000	New York State Housing Finance Agency Clinton Park Revenue, Series A, 0.81%, 11/1/44, (Credit Support: Freddie Mac)(a)	52,200,000
10,290,000	New York State Housing Finance Agency College Arms Revenue, Series A, 0.81%, 5/1/48, (Credit Support: Freddie Mac)(a)	10,290,000
47,050,000	New York State Housing Finance Agency Helena Revenue, Series A, 0.83%, 5/15/36, (Credit Support: Fannie Mae)(a)	47,050,000
12,900,000	New York State Housing Finance Agency North End Revenue Series A, 0.86%, 11/15/36, (Credit Support: Fannie Mae)(a)	12,900,000
62,810,000	New York State Housing Finance Agency Taconic Refunding Revenue, 0.88%, 5/15/39, (Credit Support: Fannie Mae)(a)	62,810,000
46,050,000	New York State Housing Finance Agency Union Square South Revenue, 0.83%, 11/1/24, (Credit Support: Fannie Mae)(a)	46,050,000
8,100,000	New York State Housing Finance Agency Victory Revenue, Series 2002-A, 0.89%, 11/1/33, (Credit Support: Freddie Mac)(a)	8,100,000
61,400,000	New York State Housing Finance Agency West 23rd Street Revenue, Series A, 0.81%, 5/15/33, (Credit Support: Fannie Mae)(a)	61,400,000
26,000,000	New York State Housing Finance Agency West 23rd Street Revenue, Series A, 0.81%, 5/15/33, (Credit Support: Fannie Mae)(a)	26,000,000

9

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 46,800,000	New York State Housing Finance Agency West 38th Street Revenue, Series A, 0.81%, 5/15/33, (Credit Support: Fannie Mae)(a)	$46,800,000
16,000,000	New York State Housing Finance Agency West 38th Street Revenue, Series A, 0.81%, 5/15/33, (Credit Support: Fannie Mae)(a)	16,000,000
21,300,000	New York State Housing Finance Agency Worth Street Revenue, Series A, 0.89%, 5/15/33, (Credit Support: Fannie Mae)(a)	21,300,000

		1,688,025,000

Virginia — 1.31%
100,400,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series M017, Class A, 0.87%, 9/15/50, (Credit Support: Freddie Mac)(a)(b)	100,400,000
17,555,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series M027, Class A, 0.87%, 10/15/29, (Credit Support: Freddie Mac)(a)	17,555,000
5,585,000	Salem Industrial Development Authority Oak Park Apartments Project Revenue, 0.83%, 8/15/43, (Credit Support: Fannie Mae)(a)	5,585,000

		123,540,000

Washington — 0.25%
23,915,000	Vancouver Housing Authority Multi Family Revenue, 0.83%, 12/1/38, (Credit Support: Freddie Mac)(a)	23,915,000

Total U.S. Government Agency Backed Municipal Bonds (Cost $2,240,951,000)		2,240,951,000

U.S. Government Agency Obligations — 42.46%
Fannie Mae — 8.16%
101,918,000	0.37%, 11/1/16(c)	101,887,623
46,567,841	0.37%, 10/3/16(c)	46,567,841
51,000,000	0.39%, 12/1/16(c)	50,967,403
50,000,000	0.53%, 9/8/17(a)	49,970,686
25,000,000	0.54%, 8/16/17(a)	24,997,805
50,000,000	0.59%, 10/21/16(a)	49,999,911
8,424,000	0.65%, 6/1/17(d)	8,387,868
29,338,212	0.76%, 12/25/17(a)	29,338,053
63,439,174	0.77%, 5/1/18(a)	63,445,839
930,244	0.85%, 10/25/17(a)	930,667
21,871,722	0.85%, 1/25/18(a)	21,893,721
933,938	0.87%, 5/25/18(a)	934,652
1,581,049	0.88%, 8/25/18(a)	1,583,359
47,390,000	0.88%, 8/28/17	47,473,063
11,025,000	0.88%, 10/26/17	11,044,526
67,080	1.07%, 11/25/16(a)	67,085
654,129	1.11%, 2/25/17	654,431
50,000,000	1.13%, 4/27/17	50,132,494
56,820,000	1.38%, 11/15/16	56,858,538

10

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$81,618,000	5.00%, 2/13/17	$82,900,863
31,000,000	5.00%, 5/11/17	31,811,403
39,350,000	5.38%, 6/12/17	40,608,134

		772,455,965

Federal Farm Credit Bank — 7.43%
53,000,000	0.39%, 1/30/17(a)	52,988,180
61,511,000	0.42%, 5/12/17(a)	61,463,834
25,000,000	0.44%, 3/2/17(a)	24,993,396
26,000,000	0.47%, 3/27/17(a)	25,994,283
3,240,000	0.48%, 10/17/17(a)	3,236,948
25,000,000	0.50%, 10/3/16(a)	25,000,000
15,000,000	0.53%, 11/22/16(a)	15,000,452
9,000,000	0.54%, 10/11/16(a)	8,999,992
15,000,000	0.54%, 10/13/17(a)	14,979,876
26,500,000	0.54%, 10/3/16(a)	26,500,000
3,000,000	0.55%, 1/3/17(a)	3,000,497
9,565,000	0.55%, 10/11/16(a)	9,565,162
62,000,000	0.55%, 3/13/17(a)	62,006,920
55,400,000	0.56%, 8/4/17(a)	55,421,132
1,400,000	0.56%, 1/2/18(a)	1,398,420
8,500,000	0.57%, 2/2/18(a)	8,493,194
5,150,000	0.57%, 3/22/18(a)	5,140,870
7,250,000	0.57%, 3/24/17(a)	7,251,562
42,729,000	0.58%, 4/17/17(a)	42,733,922
16,340,000	0.59%, 11/6/17(a)	16,335,905
50,000,000	0.63%, 11/27/17(a)	49,988,410
25,000,000	0.66%, 8/1/18(a)	24,999,939
25,000,000	0.68%, 9/8/17(c)	24,839,444
19,000,000	0.69%, 9/11/17(c)	18,875,091
25,000,000	0.70%, 4/4/18(a)	24,996,218
10,000,000	0.72%, 7/21/17	10,000,988
50,000,000	0.75%, 6/19/17(a)	49,998,939
5,000,000	0.75%, 10/16/17	5,001,138
21,500,000	0.78%, 9/12/17(a)	21,494,950
3,500,000	0.82%, 6/13/17(a)	3,499,857

		704,199,519

Federal Home Loan Bank — 17.41%
43,500,000	0.33%, 11/9/16(c)	43,485,202
43,000,000	0.34%, 11/16/16(c)	42,981,921
40,000,000	0.36%, 10/28/16(c)	39,989,889
19,500,000	0.38%, 10/12/16(c)	19,498,152
40,000,000	0.38%, 10/21/16(c)	39,992,420
1,000,000	0.40%, 10/12/16(c)	999,900
27,000,000	0.42%, 10/3/16(c)	27,000,000
40,000,000	0.43%, 10/7/16(c)	39,998,089
21,100,000	0.44%, 10/12/16(c)	21,097,705

11

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 8,100,000	0.48%, 10/21/16(a)	$8,098,056
25,000,000	0.48%, 1/17/17(a)	24,989,823
42,500,000	0.50%, 11/18/16(a)	42,500,000
19,500,000	0.51%, 10/7/16(c)	19,498,895
43,000,000	0.51%, 10/11/16(c)	42,995,127
12,000,000	0.51%, 11/16/16(a)	11,999,929
25,000,000	0.51%, 2/28/17(a)	25,000,000
50,000,000	0.51%, 10/14/16(c)	49,992,208
21,000,000	0.55%, 4/28/17(a)	21,000,000
45,000,000	0.57%, 4/13/17(a)	45,000,000
42,500,000	0.60%, 10/13/16(a)	42,499,878
40,000,000	0.60%, 7/21/17(a)	40,006,454
35,000,000	0.62%, 1/6/17(a)	35,002,574
8,000,000	0.62%, 1/30/17(a)	7,996,047
4,000,000	0.63%, 8/15/17	3,998,878
30,000,000	0.63%, 11/23/16	30,007,910
50,000,000	0.63%, 1/13/17(a)	50,000,000
21,005,000	0.63%, 4/4/17	20,999,363
25,000,000	0.63%, 8/11/17	24,990,795
25,000,000	0.63%, 10/4/17(a)	24,994,174
50,000,000	0.63%, 1/8/18(a)	50,000,000
4,000,000	0.65%, 2/7/17(a)	3,994,928
25,000,000	0.65%, 2/8/18(a)	25,000,000
20,000,000	0.67%, 2/10/17(a)	19,999,053
60,000,000	0.68%, 11/1/16(a)	60,000,000
63,500,000	0.68%, 2/14/17(a)	63,513,491
35,000,000	0.68%, 9/21/17	34,990,419
50,000,000	0.68%, 10/30/17(a)	49,996,668
25,000,000	0.70%, 11/6/17(a)	24,998,622
10,000,000	0.72%, 2/13/17	10,004,268
33,100,000	0.72%, 11/15/17(a)	33,095,121
45,000,000	0.73%, 2/7/17(a)	45,000,000
19,250,000	0.73%, 3/23/17(a)	19,257,521
126,570,000	0.75%, 8/28/17	126,631,097
10,750,000	0.75%, 9/8/17	10,757,095
50,000,000	0.77%, 12/5/17(a)	50,001,773
25,000,000	0.78%, 11/25/16(a)	25,000,000
25,000,000	0.78%, 8/10/17(a)	24,998,927
13,000,000	0.78%, 12/12/17(a)	13,012,501
25,000,000	0.82%, 9/11/17(a)	24,964,291
50,000,000	0.83%, 12/22/17(a)	50,000,000
7,175,000	2.25%, 9/8/17	7,279,396
1,600,000	4.88%, 9/8/17	1,662,025
14,605,000	4.88%, 5/17/17	14,985,490
13,200,000	5.13%, 10/19/16	13,226,784

		1,648,982,859

12

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
Freddie Mac — 5.40%
$65,055,000	0.50%, 1/27/17	$65,009,825
15,000,000	0.63%, 1/8/18(a)	15,000,000
35,000,000	0.64%, 1/12/18(a)	35,000,000
75,000,000	0.67%, 7/21/17(a)	74,993,848
18,860,000	0.75%, 7/14/17	18,868,017
3,150,000	0.86%, 3/8/18(a)	3,152,043
15,000,000	0.88%, 10/14/16	15,000,646
70,500,000	0.88%, 2/22/17	70,568,488
8,500,000	0.90%, 9/15/17	8,517,765
15,000,000	1.00%, 3/8/17	15,024,043
2,650,000	1.00%, 7/25/17	2,657,034
46,365,000	1.00%, 7/28/17	46,508,552
40,000,000	1.00%, 9/29/17	40,110,879
62,413,481	1.43%, 8/25/17	62,525,823
6,540,262	1.66%, 11/25/16	6,540,740
19,000,000	5.00%, 4/18/17	19,443,857
12,339,000	5.50%, 8/23/17	12,866,140

		511,787,700

Overseas Private Investment Corp. — 4.06%
21,590,000	0.56%, 1/12/17(d)	21,617,269
4,614,400	0.75%, 10/20/17(a)	4,614,400
16,000,000	0.75%, 8/15/19(a)	16,000,000
1,200,000	0.75%, 12/16/19(a)	1,200,000
21,600,000	0.75%, 11/15/22(a)	21,600,000
3,578,947	0.75%, 3/15/24(a)	3,578,947
1,315,789	0.75%, 3/15/24(a)	1,315,790
10,753,380	0.75%, 10/10/25(a)	10,753,380
13,800,000	0.75%, 6/1/33(a)	13,800,000
7,000,000	0.75%, 10/15/33(a)	7,000,000
1,500,000	0.75%, 10/15/33(a)	1,500,000
13,099,258	0.75%, 6/15/34(a)	13,099,258
14,300,000	0.75%, 7/7/40(a)	14,300,000
32,140,000	0.76%, 3/30/17(d)	32,242,867
80,187,000	0.76%, 9/15/20(a)	80,187,000
50,000,000	0.76%, 2/15/28(a)	50,000,000
15,000,000	0.76%, 11/15/28(a)	15,000,000
4,062,500	0.79%, 11/20/19(a)	4,062,500
5,000,000	0.79%, 7/20/22(a)	5,000,000
10,000,000	0.79%, 9/15/22(a)	10,000,000
28,100,000	0.79%, 1/15/30(a)	28,100,000
5,963,238	0.80%, 10/10/25(a)	5,963,238
11,596,000	0.80%, 5/15/30(a)	11,596,000
784,483	0.85%, 3/15/17(a)	784,483
689,644	0.85%, 3/15/17(a)	689,644
258,618	0.85%, 6/15/17(a)	258,618
258,618	0.85%, 6/15/17(a)	258,618

13

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 9,643,905	0.85%, 6/15/34(a)	$9,643,905

		384,165,917

Total U.S. Government Agency Obligations		4,021,591,960

(Cost $4,021,591,960)
U.S. Treasury Obligations — 7.58%
U.S. Treasury Notes — 7.58%
25,000,000	0.32%, 4/30/17(a)	24,978,027
51,475,000	0.42%, 10/31/17(a)	51,431,200
50,000,000	0.50%, 11/30/16	49,994,018
25,000,000	0.50%, 1/31/17	24,974,316
30,065,000	0.52%, 1/31/18(a)	30,073,695
50,000,000	0.63%, 10/15/16	50,002,361
50,000,000	0.63%, 2/15/17	50,001,211
25,000,000	0.75%, 1/15/17	24,996,832
50,000,000	0.75%, 3/15/17	50,017,229
50,000,000	0.88%, 11/30/16	50,015,942
25,000,000	0.88%, 1/31/17	25,005,253
25,000,000	0.88%, 2/28/17	25,022,979
50,000,000	0.88%, 4/15/17	50,061,001
50,000,000	0.88%, 4/30/17	50,072,011
85,000,000	0.88%, 10/15/17	85,151,497
25,000,000	1.88%, 10/31/17	25,321,846
50,000,000	4.63%, 11/15/16	50,245,829

		717,365,247

Total U.S. Treasury Obligations		717,365,247

(Cost $717,365,247)
Repurchase Agreements — 27.29%
45,000,000	BNP Paribas Securities Corp., dated 9/30/16; due 10/3/16 at 0.46% with maturity value of $45,001,725 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 11/15/16 to 5/15/35 at rates ranging from 0.00% to 4.625%, aggregate original par and fair value of $44,953,382 and $45,900,024, respectively)	45,000,000
105,000,000	BNP Paribas Securities Corp., dated 9/30/16; due 10/3/16 at 0.50% with maturity value of $105,004,375 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 6/1/27 to 1/1/46 at rates ranging from 3.00% to 4.00%, aggregate original par and fair value of $145,689,768 and $107,100,000, respectively)	105,000,000

	Total Value of BNP Paribas Securities Corp., (collateral value of $153,000,024)	150,000,000

14

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$150,000,000	Citigroup Global, dated 9/27/16; due 10/4/16 at 0.39% with maturity value of $150,011,375 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 9/30/23 to 2/15/40 at rates ranging from 1.375% to 4.625%, aggregate original par and fair value of $131,983,000 and $153,000,002, respectively)	$150,000,000
100,000,000	Citigroup Global, dated 9/27/16; due 10/4/16 at 0.40% with maturity value of $100,007,778 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 4/30/18 to 8/15/25 at rates ranging from 0.75% to 2.00%, aggregate original par and fair value of $99,890,900 and $102,000,055, respectively)	100,000,000
100,000,000	Citigroup Global, dated 9/29/16; due 10/6/16 at 0.45% with maturity value of $100,008,750 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 9/30/21 to 5/15/43 at rates ranging from 1.125% to 2.875%, aggregate original par and fair value of $97,365,200 and $102,000,064, respectively)	100,000,000
150,000,000	Citigroup Global, dated 9/29/16; due 10/6/16 at 0.46% with maturity value of $150,013,417 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 8/12/21 to 11/15/30 at rates ranging from 1.125% to 6.625%, aggregate original par and fair value of $132,495,000 and $153,000,618, respectively)	150,000,000
40,000,000	Citigroup Global, dated 9/30/16; due 10/3/16 at 0.50% with maturity value of $40,001,667 (fully collateralized by a U.S. Treasury security with a maturity date of 8/15/42 at a rate of 2.75%, original par and fair value of $36,871,000 and $40,800,066, respectively)	40,000,000
50,000,000	Citigroup Global, dated 9/30/16; due 10/3/16 at 0.51% with maturity value of $50,002,125 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 1/31/18 to 8/31/21 at rates ranging from 0.75% to 2.00%, aggregate original par and fair value of $50,215,700 and $51,000,068, respectively)	50,000,000
50,000,000	Citigroup Global, dated 9/30/16; due 10/3/16 at 0.52% with maturity value of $50,002,167 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 10/31/16 to 9/30/23 at rates ranging from 0.375% to 1.75%, aggregate original par and fair value of $50,166,200 and $51,000,058, respectively)	50,000,000

	Total Value of Citigroup Global, (collateral value of $652,800,931)	640,000,000

15

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 10,000,000	Credit Agricole Corporate and Investment Bank, dated 9/30/16; due 10/3/16 at 0.45% with maturity value of $10,000,375 (fully collateralized by a U.S. Treasury security with a maturity date of 12/31/20 at a rate of 1.75%, original par and fair value of $9,876,400 and $10,200,099, respectively)	$10,000,000

	Total Value of Credit Agricole Corporate and Investment Bank, (collateral value of $10,200,099)	10,000,000

140,000,000	Goldman Sachs & Co., dated 9/30/16; due 10/3/16 at 0.50% with maturity value of $140,005,833 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 9/1/44 to 8/1/45 at rates ranging from 3.50% to 4.50%, aggregate original par and fair value of $148,689,962 and $142,800,001, respectively)	140,000,000

	Total Value of Goldman Sachs & Co., (collateral value of $142,800,001)	140,000,000

65,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/16; due 10/3/16 at 0.49% with maturity value of $65,002,654 (fully collateralized by Freddie Mac securities with maturity dates ranging from 7/15/32 to 5/4/37 at a rate of 0.00%, aggregate original par and fair value of $140,541,000 and $66,300,250, respectively)	65,000,000
30,000,000	Merrill Lynch, Pierce, Fenner, Smith, dated 9/30/16; due 10/3/16 at 0.50% with maturity value of $30,001,250 (fully collateralized by a Freddie Mac security with a maturity date of 2/1/30 at a rate of 2.50%, original par and fair value of $37,542,026 and $30,600,001, respectively)	30,000,000

	Total Value of Merrill Lynch, Pierce, Fenner, Smith, (collateral value of $96,900,251)	95,000,000

60,000,000	National Australia Bank, dated 9/30/16; due 10/3/16 at 0.35% with maturity value of $60,001,750 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 12/31/20 to 10/31/21 at rates ranging from 1.75% to 2.00%, aggregate original par and fair value of $61,280,313, respectively)	60,000,000
700,000,000	National Australia Bank, dated 9/30/16; due 10/3/16 at 0.47% with a maturity value of $700,027,417 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 12/31/18 to 8/15/21 at rates ranging from 1.375% to 2.125%, aggregate original par and fair value of $700,000,000 and $713,262,500, respectively)	700,000,000

	Total Value of National Australia Bank, (collateral value of $774,542,813)	760,000,000

100,000,000	TD Securities (USA), dated 9/27/16; due 10/4/16 at 0.40% with maturity value of $100,007,778 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 1/15/18 to 11/15/45 at rates ranging from 0.875% to 4.75%, aggregate original par and fair value of $94,536,000 and $102,000,010, respectively)	100,000,000

16

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 15,000,000	TD Securities (USA), dated 9/30/16; due 10/3/16 at 0.52% with maturity value of $15,000,650 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 2/23/17 to 2/15/19 at rates ranging from 0.00% to 2.75%, aggregate original par and fair value of $15,130,000 and $15,300,068, respectively)	$15,000,000

	Total Value of TD Securities (USA), (collateral value of $117,300,078)	115,000,000

375,000,000	Wells Fargo Securities, dated 9/30/16; due 10/3/16 at 0.48% with maturity value of $375,015,000 (fully collateralized by U.S. Treasury securities with maturity dates ranging from 10/15/16 to 2/15/45 at rates ranging from 0.00% to 4.25%, aggregate original par and fair value of $367,464,485 and $382,500,155, respectively)	375,000,000
300,000,000	Wells Fargo Securities, dated 9/30/16; due 10/3/16 at 0.50% with maturity value of $300,012,500 (fully collateralized by Fannie Mae securities with maturity dates ranging from 9/1/31 to 10/1/46 at rates ranging from 3.50% to 5.00%, aggregate original par and fair value of $284,048,866 and $306,000,001, respectively)	300,000,000

	Total Value of Wells Fargo Securities, (collateral value of $688,500,156)	675,000,000

Total Repurchase Agreements		2,585,000,000

(Cost $2,585,000,000)

Total Investments (Cost 9,580,108,207)(e) — 101.15%		$9,580,108,207

Liabilities in excess of other assets — (1.15)%		(108,750,326)

NET ASSETS — 100.00%		$9,471,357,881

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2016. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Represents effective yield to maturity on date of purchase.
(d)	Zero Coupon Bond. The rate represents the yield at time of purchase.
(e)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

LOC -Letter of Credit

See Notes to Financial Statements.

17

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2016

U.S. Government
Money
Market Fund
Assets:
Investments, at value (cost $9,580,108,207)	$9,580,108,207*
Cash	6,293,160
Interest and dividends receivable	9,511,815
Receivable due from Broker	8,004,926
Prepaid expenses and other assets	268,031

Total Assets	9,604,186,139

Liabilities:
Distributions payable	261,519
Payable for investments purchased	129,133,584
Accrued expenses and other payables:
Investment advisory fees	819,812
Audit fees	16,960
Trustee fees	3,817
Distribution fees	2,333,207
Shareholder reports	37,333
Shareholder servicing fees	79,538
Transfer Agent fees	7,305
Other	135,183

Total Liabilities	132,828,258

Net Assets	$9,471,357,881

Net Assets Consist Of:
Capital	$9,471,051,335
Undistributed net investment income	341,464
Accumulated net realized losses from investment transactions	(34,918)

Net Assets	$9,471,357,881

Net Assets:
RBC Institutional Class 1	$2,073,607,988
RBC Institutional Class 2	663,198,465
RBC Investor Class	728,198,153
RBC Reserve Class	3,681,755,225
RBC Select Class	2,324,598,050

Total	$9,471,357,881

18

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

U.S. Government
Money
Market Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	2,073,520,675
RBC Institutional Class 2	663,174,313
RBC Investor Class	728,187,161
RBC Reserve Class	3,681,663,091
RBC Select Class	2,324,541,013

Total	9,471,086,253

Net Asset Values and Redemption Price per Share:
RBC Institutional Class 1	$1.00

RBC Institutional Class 2	$1.00

RBC Investor Class	$1.00

RBC Reserve Class	$1.00

RBC Select Class	$1.00

*	$2,585,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

See Notes to Financial Statements.

19

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2016

U.S. Government
Money
Market Fund

Investment Income:
Interest income	$33,060,285

Expenses:
Investment advisory fees	8,490,518
Distribution fees-RBC Institutional Class 2	773,003
Distribution fees-RBC Investor Class	7,347,559
Distribution fees-RBC Reserve Class	32,953,305
Distribution fees-RBC Select Class	17,630,546
Shareholder services administration fees-RBC Institutional Class 1	687,565
Accounting fees	424,526
Audit fees	38,377
Custodian fees	133,415
Insurance fees	58,843
Legal fees	336,474
Registration and filing fees	165,634
Shareholder reports	174,001
Transfer agent fees-RBC Institutional Class 1	9,254
Transfer agent fees-RBC Institutional Class 2	6,166
Transfer agent fees-RBC Investor Class	5,988
Transfer agent fees-RBC Reserve Class	5,988
Transfer agent fees-RBC Select Class	5,988
Trustees’ fees	423,089
Other fees	228,784

Total expenses before fee reductions	69,899,023
Expenses reduced by:
Shareholder Services
Administrator - Class Specific	(23,708)
Distributor - Class Specific	(41,559,311)

Net Expenses	28,316,004

Net Investment Income	4,744,281

Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	1,535

Change in net assets resulting from operations	$4,745,816

See Notes to Financial Statements.

20

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
From Investment Activities:
Operations:
Net investment income	$4,744,281	$592,420
Net realized gains (losses) from investment transactions	1,535	(2,967)

Change in net assets resulting from operations	4,745,816	589,453

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(3,066,828)	(97,902)
RBC Institutional Class 2 Shareholders	(707,498)	(45,114)
RBC Investor Class Shareholders	(73,662)	(69,985)
RBC Reserve Class Shareholders	(367,308)	(241,680)
RBC Select Class Shareholders	(221,007)	(154,663)

Change in net assets resulting from Distributions of Net Investment Income	(4,436,303)	(609,344)

Capital Transactions:
Proceeds from shares issued	15,643,166,479	6,210,795,093
Distributions reinvested	2,927,421	598,310
Cost of shares redeemed	(12,501,371,260)	(5,523,006,294)

Change in net assets resulting from capital transactions	3,144,722,640	688,387,109

Net increase in net assets	3,145,032,153	688,367,218

Net Assets:
Beginning of year	6,326,325,728	5,637,958,510

End of year	$9,471,357,881	$6,326,325,728

Undistributed net investment income	$341,464	$—

Share Transactions:
Issued	15,643,166,479	6,210,795,093
Reinvested	2,927,421	598,310
Redeemed	(12,501,371,260)	(5,523,006,294)

Change in shares resulting from capital transactions	3,144,722,640	688,387,109

See Notes to Financial Statements.

21

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized/ Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
RBC Institutional Class 1
Year Ended September 30, 2016	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Institutional Class 2
Year Ended September 30, 2016	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Investor Class
Year Ended September 30, 2016	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Reserve Class
Year Ended September 30, 2016	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
RBC Select Class
Year Ended September 30, 2016	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2015	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2014	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2013	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2012	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See Notes to Financial Statements.

22

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(c)	Net Assets, End of Year (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2016	0.20%	$ 2,074	0.17%	0.23%	0.18%
Year Ended September 30, 2015	0.01%	921	0.11%	0.01%	0.17%
Year Ended September 30, 2014	0.01%	1,173	0.09%	0.01%	0.17%
Year Ended September 30, 2013	0.01%	1,231	0.13%	0.01%	0.17%
Year Ended September 30, 2012	0.01%	1,046	0.16%	0.01%	0.17%
RBC Institutional Class 2
Year Ended September 30, 2016	0.12%	$ 663	0.26%	0.14%	0.28%
Year Ended September 30, 2015	0.01%	329	0.11%	0.01%	0.27%
Year Ended September 30, 2014	0.01%	299	0.09%	0.01%	0.27%
Year Ended September 30, 2013	0.01%	497	0.12%	0.01%	0.27%
Year Ended September 30, 2012	0.01%	213	0.16%	0.01%	0.27%
RBC Investor Class
Year Ended September 30, 2016	0.01%	$ 728	0.36%	0.01%	1.12%
Year Ended September 30, 2015	0.01%	705	0.12%	0.01%	1.12%
Year Ended September 30, 2014	0.01%	672	0.09%	0.01%	1.12%
Year Ended September 30, 2013	0.01%	795	0.13%	0.01%	1.12%
Year Ended September 30, 2012	0.01%	857	0.16%	0.01%	1.12%
RBC Reserve Class
Year Ended September 30, 2016	0.01%	$ 3,682	0.37%	0.01%	1.02%
Year Ended September 30, 2015	0.01%	2,705	0.12%	0.01%	1.02%
Year Ended September 30, 2014	0.01%	2,140	0.09%	0.01%	1.02%
Year Ended September 30, 2013	0.01%	2,288	0.13%	0.01%	1.02%
Year Ended September 30, 2012	0.01%	1,896	0.16%	0.01%	1.02%
RBC Select Class
Year Ended September 30, 2016	0.01%	$ 2,325	0.38%	0.01%	0.92%
Year Ended September 30, 2015	0.01%	1,666	0.12%	0.01%	0.92%
Year Ended September 30, 2014	0.01%	1,354	0.09%	0.01%	0.92%
Year Ended September 30, 2013	0.01%	1,313	0.13%	0.01%	0.92%
Year Ended September 30, 2012	0.01%	1,309	0.16%	0.01%	0.92%

*	During the year, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to Financial Statements.

23

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

1. Organization

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 21 portfolios. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This report includes the U.S. Government Money Market Fund (“Fund”).

The Fund offers five share classes: RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies

The Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Fund. These policies conform to accounting principles generally accepted in the United Sates of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Fund has elected to use the amortized cost method to value its securities (other than other investment companies) pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, which the Trust’s Board of Trustees (“Board”) believes approximates fair market value. The amortized cost method involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will determine the fair value of its securities by using pricing and valuation procedures approved by the Board. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Fund’s Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Fund’s securities and other assets. The Pricing Committee includes representatives of the Fund’s Advisor and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management, compliance and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Fund’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the

24

NOTES TO FINANCIAL STATEMENTS

Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

In accordance with Rule 2a-7, the fair values of the securities held in the Fund are determined at least once per week using evaluated prices supplied by third-party pricing vendors approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These security values are then compared to the securities’ amortized cost. If a security price is not available from a pricing service or broker-dealer, or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value for purposes of this comparison, the security’s fair value will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded.

Fair Value Measurements:

The Fund discloses the fair value of investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

25

NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2016 is as follows:

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Fund	Quoted Prices	Inputs	Inputs	Total
U.S. Government Money Market	$—	$9,580,108,207(a)(b)	$—	$9,580,108,207

(a) The breakdown of the Fund’s investments by security type is disclosed in the Schedule of Portfolio Investments.

(b) The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedule of Portfolio Investments.

During the year ended September 30, 2016, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

Repurchase Agreements:

The Fund may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Fund has procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Details of the counterparties and collateral for repurchase agreements are shown on the Schedule of Portfolio Investments.

Credit Enhancement:

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost

26

NOTES TO FINANCIAL STATEMENTS

basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium and discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on the proportion of relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. distribution in excess of net investment income, redesignation of dividends paid), they are reclassified within the Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2016, reclassifications for permanent differences were as follows:

	Increase Undistributed Net Investment Income	Increase Accumulated Realized Losses
U.S. Government Money Market Fund	$33,486	$(33,486)

When-Issued Transactions:

The Fund may engage in when-issued transactions. The Fund records when-issued securities on the trade date and maintains sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on the trade date and begin earning interest on the settlement date. As of September 30, 2016, the Fund held no when-issued securities.

3. Agreements and Other Transactions with Affiliates

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages the Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires the Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contract, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets as follows:

Annual Rate
U.S. Government Money Market Fund	0.10%

27

NOTES TO FINANCIAL STATEMENTS

RBC Institutional Class 1 of the Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM (US) has contractually agreed to waive fees and/or reimburse expenses under an expense limitation agreement in order to maintain the net annual Fund operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) at 0.20% for RBC Institutional Class 1. During the year ended September 30, 2016, there were no fees waived under this agreement.

RBC GAM (US) serves as co-administrator to the Fund. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Fund, maintenance of the records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Fund based on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statement of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $46,000 ($49,000 effective October 1, 2016). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent Trustees receive a quarterly meeting fee of $6,000 ($6,500 effective October 1, 2016) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Security Transactions with Affiliated Funds:

During the year ended September 30, 2016, the Fund engaged in security purchase and sale transactions with other RBC Funds or investment advisory clients managed by RBC GAM (US). These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 (as amended) and amounted to $34,445,000 and $0, respectively.

4. Fund Distribution

The Fund has adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and the RBC Select Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC, monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class	RBC Reserve Class	RBC Select Class
12b-1 Plan Fee	0.15%	1.00%	0.90%	0.80%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a shareholder account and distribution services agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets, LLC for certain shareholder account servicing support provided to the Fund. RBC Capital Markets, LLC has

28

NOTES TO FINANCIAL STATEMENTS

agreed to waive fees and/or reimburse expenses in order to maintain the net annual Fund operating expenses for each class listed below to the following amounts:

Share Class	Operating Expense Limit
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.77%

This expense limitation agreement is in place until January 31, 2017. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, LLC, any expenses in excess of the expense limitation and repay RBC Capital Markets, LLC such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2016, the amount subject to possible recoupment under the expense limitation agreement is $10,644,887.

RBC Capital Markets, LLC and/or the Advisor may voluntarily waive and/or reimburse additional Fund operating expenses at any time, such as to maintain a minimum yield in the fund. Any such voluntary program may be modified or discontinued at any time without notice.

For the year ended September 30, 2016, the following distribution fees were waived:

Share Class	Distribution Fees Waived
RBC Institutional Class 2	$ 79,983
RBC Investor Class	5,598,820
RBC Reserve Class	23,794,673
RBC Select Class	12,085,835

For the year ended September 30, 2016, shareholder servicing fees were voluntarily waived for the RBC Institutional Class 1 in the amount of $23,708.

29

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are redeemed at $1.00 per share.

Transactions for the period were as follows:

	U.S. Government Money Market Fund

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$5,665,429,108	$875,502,559
Distributions reinvested	1,558,949	86,809
Cost of shares redeemed	(4,514,013,138)	(1,128,167,492)

Change in RBC Institutional Class 1	$1,152,974,919	$(252,578,124)

RBC Institutional Class 2
Proceeds from shares issued	$3,198,618,167	$1,332,726,993
Distributions reinvested	706,441	45,118
Cost of shares redeemed	(2,865,535,520)	(1,301,941,708)

Change in RBC Institutional Class 2	$333,789,088	$30,830,403

RBC Investor Class
Proceeds from shares issued	$863,568,259	$808,388,041
Distributions reinvested	73,633	69,993
Cost of shares redeemed	(840,426,091)	(775,239,108)

Change in RBC Investor Class	$23,215,801	$33,218,926

RBC Reserve Class
Proceeds from shares issued	$2,830,089,661	$1,557,564,642
Distributions reinvested	367,353	241,707
Cost of shares redeemed	(1,853,851,082)	(993,099,500)

Change in RBC Reserve Class	$976,605,932	$564,706,849

RBC Select Class
Proceeds from shares issued	$3,085,461,284	$1,636,612,858
Distributions reinvested	221,045	154,683
Cost of shares redeemed	(2,427,545,429)	(1,324,558,486)

Change in RBC Select Class	$658,136,900	$312,209,055

Change in net assets resulting from capital transactions	$3,144,722,640	$688,387,109

6. Federal Income Taxes

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

30

NOTES TO FINANCIAL STATEMENTS

As of and during the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The tax character of distributions during the year ended September 30, 2016 were as follows:

Distributions Paid From
Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
$4,174,784	$—	$4,174,784	$—	$4,174,784

The tax character of distributions during the year ended September 30, 2015 were as follows:

Distributions Paid From
Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
$610,490	$—	$610,490	$—	$610,490

*Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital Loss Carryforwards	Deferred Qualified Late-Year Losses	Unrealized Depreciation	Total Accumulated Earnings/(Losses)
$602,983	$—	$(261,519)	$(34,918)	$—	$—	$306,546

As of September 30, 2016, the Fund had a short-term capital loss carryforward of $34,918 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration and must first be utilized to offset future realized gains of the same character.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund did not have any deferred qualified late-year capital losses for the year ending September 30, 2016.

7. Subsequent Events

Fund Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of RBC Funds Trust and the Shareholders of U.S. Government Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the U.S. Government Money Market Fund (the “Fund,” a series of RBC Funds Trust) at September 30, 2016, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2015 and prior were audited by another independent registered public accounting firm whose report dated November 22, 2015 expressed an unqualified opinion on those statements and highlights..

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 22, 2016

32

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as U.S. Government Income as 48.44%.

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. For residents of California, New York and Connecticut the statutory threshold requirements were satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as Qualified Interest Income as defined in the Internal Revenue Code as 100%.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

33

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (consulting-executive search) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

34

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (64)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); previously Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to present); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (52)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC

Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (52)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present) Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

35

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Jay Jackson (38)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since December 2015

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011 - present); Associate, K&L Gates (2008 - 2010)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

36

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period* 4/1/16-9/30/16	Annualized Expense Ratio During Period 4/1/16-9/30/16
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,001.40	$0.91	0.18%
RBC Institutional Class 2	1,000.00	1,000.90	1.42	0.28%
RBC Investor Class	1,000.00	1,000.10	2.22	0.44%
RBC Reserve Class	1,000.00	1,000.10	2.22	0.44%
RBC Select Class	1,000.00	1,000.10	2.22	0.44%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/366 (to reflect one-half year period).

37

SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Expenses Paid During Period* 4/1/16-9/30/16	Annualized Expense Ratio During Period 4/1/16-9/30/16
U.S. Government Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.36	$0.92	0.18%
RBC Institutional Class 2	1,000.00	1,023.86	1.43	0.28%
RBC Investor Class	1,000.00	1,023.05	2.25	0.44%
RBC Reserve Class	1,000.00	1,023.05	2.25	0.44%
RBC Select Class	1,000.00	1,023.05	2.25	0.44%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/366 (to reflect one-half year period).

38

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2016, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance.

The Trustees were provided with comparative Morningstar data for U.S. government money market funds. The Trustees noted that, although the low interest rate environment had driven down money market returns, the Fund’s relative performance was good. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Fund.

The Trustees highlighted the challenging economic climate for money market funds generally, which has resulted in continued low gross yields and corresponding fee waivers to avoid negative yields. The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees noted the Fund’s net expense ratio ranked below many peers but is only slightly below the median. The Trustees evaluated profitability data for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Fund, including the Advisor’s role as co-administrator of the Fund and the fees paid by the Fund for such services. The Trustees also considered the voluntary and contractual agreements by the Advisor and its affiliates to subsidize Fund expenses at competitive levels through expense limitation agreements and viewed such commitments favorably.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement as well as the expense limitation arrangements for the Fund. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

39

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44

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2016.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-16

	RBC Funds

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

	Letter from the Chief Investment Officer	1
	Portfolio Managers	4
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- RBC BlueBay Emerging Market Select Bond Fund	10
	- RBC BlueBay Emerging Market Corporate Bond Fund	12
	- RBC BlueBay Global High Yield Bond Fund	14
	- RBC BlueBay Global Convertible Bond Fund	16
	- RBC BlueBay Absolute Return Fund	18
	- RBC BlueBay Emerging Market Unconstrained Fixed Income Fund	20
	- RBC BlueBay Diversified Credit Fund	22
	Schedule of Portfolio Investments	24
	Financial Statements
	- Statements of Assets and Liabilities	90
	- Statements of Operations	94
	- Statements of Changes in Net Assets	96
	Financial Highlights	103
	Notes to Financial Statements	115
	Report of Independent Registered Public Accounting Firm	147
	Other Federal Income Tax Information (Unaudited)	148
	Management (Unaudited)	149
	Share Class Information (Unaudited)	152
	Supplemental Information (Unaudited)	153
	Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)	155

LETTER FROM THE CHIEF INVESTMENT OFFICER

The last year has been broadly positive for risk assets, especially global credit and emerging market (EM) debt, despite episodes of market volatility. The rebound in commodity prices from their lows allied to additional policy stimulus and diminished risk of a China ‘hard landing’ underpinned a strong rally in risk assets in the second and third quarters of 2016 despite the UK referendum vote in June to leave the EU (Brexit). Politics and policy should continue to be key drivers of financial markets over the coming year with major elections in the U.S., France and Germany in the context of a popular backlash against ‘globalisation’ and rising inequality. Moreover, monetary policy is entering a transition phase as diminishing returns from negative interest rates and quantitative easing (QE) are increasingly offset by the distortions they create. Against this backdrop, our focus is on identifying sources of idiosyncratic return and ensuring our funds are sufficiently nimble as they strive to deliver positive absolute and risk-adjusted returns to our investors while minimising drawdowns.

The reporting period started off on a strong note despite the U.S. Federal Reserve (Fed) raising interest rates in December 2015 for the first time in more than nine years. However, early in 2016 risk assets sold off on the back of falling oil prices, weaker than expected U.S. growth and heightened fears of a China economic ‘hard landing’ and big currency devaluation. Global central banks responded with policy relief: the Fed deferred planned rate hikes and the European Central Bank (ECB) announced further QE (including purchases of corporate sector bonds) and interest rate cuts – while Beijing stabilised its currency. Global growth recovered in the second quarter of 2016 and gradually accelerated into the second half of 2016. The subsequent rebound in commodity prices and relative stability of the U.S. dollar (USD) supported a rally in risk assets, especially global credit and emerging market debt.

Relative wide credit spreads and the search for income against the backdrop of negative yielding government debt in Europe and Japan drove a strong rally in global credit markets during the second quarter. Investor flows to EM also turned positive for the first time in several quarters. Markets continued their grind higher, underpinned by ongoing supportive monetary policy and a recovery in the oil price back to around USD$50/barrel. Volatility returned in June as the UK EU referendum dominated sentiment, with the unexpected vote for Brexit result causing a shock to financial markets. Markets quickly shared our assessment that the Brexit vote was a ‘local’ event from a global growth perspective and EM debt in particular proved resilient. Nonetheless, Brexit led to expectations of further monetary easing beyond the UK providing a further tailwind for global fixed income and credit into July and August.

However, in September market volatility returned as investors became focused on a potential shift in central bank policies, notably by the ECB and Bank of Japan (BoJ). The ECB failed to provide clarity on whether and how it would extend its €80 billion per month QE programme, contributing to volatility in core interest rate markets. The BoJ, however, did introduce a new policy framework designed to anchor the interest rate on 10-year Japanese government bonds at around 0%, providing an ongoing supportive backdrop for risk assets.

Fixed income asset classes produced robust returns over the year ended September 30, 2016. The strongest performances came from EM and global

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

high yield; both asset classes were buoyed by inflows as low rates in developed markets drove investors into higher-yielding alternatives. EM sovereign hard currency assets, as represented by the JP Morgan Emerging Markets Bond Index Global Diversified, gained 16.20% while local currency assets (JP Morgan Government Bond Index-Emerging Markets Global Diversified) were up 17.06% (all performance discussed in this paragraph is for the one-year period ended September 30, 2016). The EM corporate market also performed well with the JP Morgan Corporate Emerging Markets Bond Index Diversified rising 12.53%, despite the uptick in the default rate of the high yield portion of the market to 3.66% (although that was concentrated in a few large credits and remains lower than consensus forecasts). The BAML Global High Yield Constrained Index gained 13.51%; the asset class recovered well from fears of increasing default rates in the U.S. energy sector of the market early in the period thanks to the oil price recovery. Meanwhile loans benefited due to fears of rising rates in the U.S.; the floating rate nature of these instruments insulates them from rate rises. As a result, the JP Morgan U.S. Leveraged Loan Index gained 5.81% while in Europe the JP Morgan European Leveraged Loan Index was up 5.18%. Despite investors flooding into higher yielding asset class, investment grade debt still put in a solid performance with the Bloomberg Barclays Global Aggregate Bond Index gaining 8.83%. Convertible bonds were weaker on a relative basis over the period with the Thomson Reuters Global Convertible Focus Index up 5.17% as the asset class experienced outflows and as equity markets suffered from concerns surrounding global growth.

Looking ahead we believe markets will be dominated by politics and policy. Political risks include the upcoming U.S. elections, Italian referendum, Brexit newsflow and likely increasing focus on key European elections scheduled for 2017. With policy we would highlight that investors, and indeed the central banks themselves, are increasingly acknowledging that the costs of QE and negative rates are beginning to outweigh the benefits. The BoJ has already announced its wish to steepen the yield curve, which potentially reverses the trend of policy pushing risk-free yield ever lower. Somewhat steeper yield curves would be beneficial for banks in particular that have seen their profitability eroded by flat yield curves as well as increased regulation. In the coming months the focus will be on a possible rate hike by the Fed and speculation that the ECB may announce ‘tapering’ of its current QE programme even if, as we expect, it is extended beyond its provisional end date of March 2017. Politics and policy, against the backdrop of a rise in headline inflation as the rebound in oil prices from their levels a year ago begin to feed through, will likely lead to further episodes of market volatility. In our opinion markets are too complacent with respect to potential instability emanating from China.

Nonetheless, global growth is picking up after the slowdown in the first half of the year, led by a stronger performance from EM economies that we expect to persist into 2017. We believe monetary policy will remain accommodative and, if supported by fiscal easing, the backdrop for credit and especially EM debt going into 2017 appears positive.

Through the ups and downs of markets, we will continue to seek positive absolute and risk-adjusted returns with a focus on capital preservation. Thank you for your continued confidence and trust in the RBC BlueBay Funds.

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LETTER FROM THE CHIEF INVESTMENT OFFICER

Sincerely, Raphael Robelin, Chief Investment Officer BlueBay Asset Management LLP

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The RBC BlueBay Mutual Funds are distributed by Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

The JP Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

The JP Morgan Government Bond Index - Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

The JP Morgan Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

The BAML Global High Yield Constrained Index USD Hedged tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating.

The JP Morgan U.S. Leveraged Loan Index is designed to mirror the investable universe of US dollar institutional leveraged loans, including U.S. and international borrowers.

The JP Morgan European Leveraged Loan Index is designed to mirror the investable universe of the institutional European currency leveraged loan market, including only those loans which are Euro- or Sterling-denominated.

The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the performance of the global investment grade corporate fixed-rate debt market and includes bonds issued by corporations in emerging and developed markets worldwide with a minimum maturity of at least one year and in accordance with minimum size thresholds set by the index provider.

The Thomson Reuters Global Convertible Focus Index measures the performance of the liquid global convertible market.

Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

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PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and BlueBay Asset Management LLP (“BlueBay”) serves as an investment sub-advisor to each of the Funds and BlueBay Asset Management USA LLC (“BlueBay US”) serves as an investment sub-advisor for the RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Absolute Return Fund and RBC BlueBay Diversified Credit Fund (effective 9/30/16, the RBC BlueBay Total Return Credit Fund was renamed the RBC BlueBay Diversified Credit Fund). The sub-advisors are responsible for the overall management of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

David Dowsett Partner, Co-Chief Investment Officer & Co-Head of Emerging Market Debt

David Dowsett is Co-Chief Investment Officer of BlueBay and Co-Head of the Emerging Market Debt team at the firm and is responsible for portfolio management of the RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Unconstrained Fixed Income Fund and RBC BlueBay Diversified Credit Fund. David joined BlueBay in April 2002. Previously he spent seven years at Deutsche Asset Management (formerly Morgan Grenfell Asset Management) where he was a Board Director with responsibility for emerging markets and a member of the Investment Policy Committee for all fixed income. David has a BA (Hons) degree in Politics and Economics from Durham University.

Nick Shearn Portfolio Manager

Nick Shearn is responsible for portfolio management of the RBC BlueBay Emerging Market Select Bond Fund and RBC BlueBay Diversified Credit Fund. Nick joined BlueBay in June 2011 from The Royal Bank of Scotland, where he was Head of Local Markets Rates Trading for the CEEMEA region. Prior to this he spent ten years at Deutsche Bank in Johannesburg (1998-2002) and London (2002-2008) trading local markets products. Before trading emerging markets products, Nick focused on the Eurobond markets and was Head of Liquid Credit Trading at JP Morgan before joining DKB International as Head of Trading in 1995. He has a BSc Econ (Hons) from Queen Mary College, London University.

Polina Kurdyavko Partner, Senior Portfolio Manager
Polina Kurdyavko is Head of the Emerging Market Corporate Debt team at BlueBay and the lead portfolio manager for the BlueBay long only and alternative emerging market corporate bond portfolios, including the RBC BlueBay Emerging Market Corporate Bond Fund and RBC BlueBay Diversified Credit Fund. Polina joined BlueBay in July 2005 from UBS where she worked as a Credit Analyst in EMEA corporate research. Her role involved secondary coverage of CEEMEA issuers and research support for primary issuance of select corporates. Prior to this, Polina was with Alliance Capital where she started as an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at Alliance. Polina holds an MSc (Hons) in Finance from the People’s Friendship University of Russia, Moscow and is a CFA charterholder.

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PORTFOLIO MANAGERS

Anthony Robertson (a)

Partner, Head of Global Leveraged Finance Group

Senior Portfolio Manager

Anthony Robertson is responsible for portfolio management of the RBC BlueBay Global High Yield Bond Fund and RBC BlueBay Diversified Credit Fund. Anthony joined BlueBay in August 2004 from Putnam Investments (formerly New Flag Asset Management) where he was a Senior Portfolio Manager responsible for European high yield portfolios. Prior to Putnam, Anthony held similar roles at Standard Asset Management, London & Capital Asset Management, and the West Merchant Bank (West LB). Anthony received his Bachelor of Commerce (Honours) from the University of Natal.

Michael Reed

Senior Portfolio Manager

Michael Reed is responsible for portfolio management of the RBC BlueBay Global Convertible Bond Fund and RBC BlueBay Diversified Credit Fund. Michael joined BlueBay in October 2007 from Pendragon, where, as a Partner, he ran the company’s convertible arbitrage strategies. Prior to that, he was a Managing Director of Salomon Brothers, responsible for international convertible bond trading between 1994 and 2002. Michael joined the Japanese Warrant Arbitrage desk at Salomon in 1989 and spent two years trading Japanese Warrant Arbitrage in Tokyo. Michael holds a Bachelor of Engineering from Southampton University.

Mark Dowding

Partner, Co-Head Investment Grade

Senior Portfolio Manager

Mark Dowding Co-Heads the investment grade team at BlueBay, is a member of the asset allocation committee and is responsible for portfolio management of the RBC BlueBay Absolute Return Fund and RBC BlueBay Diversified Credit Fund. Mark joined BlueBay in August 2010 from Deutsche Asset Management, where he was Head of Fixed Income in Europe. Prior to this, Mark was Head of Fixed Income in Europe for Invesco, where he managed a range of global fixed income portfolios for retail and institutional clients. Mark started his career as a Fixed Income Portfolio Manager at Morgan Grenfell in 1993 and holds a BA Hons in Economics from the University of Warwick.

Raphael Robelin

Partner, Co-Chief Investment Officer & Co-Head of Investment Grade

Debt

Raphael Robelin is Co-Chief Investment Officer of BlueBay, Co-Head of Investment Grade Debt at the firm and is responsible for portfolio management of the RBC BlueBay Absolute Return Fund. He joined BlueBay in August 2003 from Invesco where he was Portfolio Manager for Investment Grade Funds. Prior to that, he was a Portfolio Manager with BNP Group and Saudi International Bank. Raphael holds a degree in Engineering (IT) and Applied Mathematics from EFREI as well as a Masters in Management and International Finance from La Sorbonne, Paris.

(a) Effective October 5, 2016, Anthony Robertson no longer serves as a portfolio manager of the Diversified Credit Fund, and Justin Jewell and Thomas Kreuzer each assume the role of a portfolio manager of the Fund.

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PORTFOLIO MANAGERS

Geraud Charpin

Portfolio Manager

Geraud Charpin is responsible for portfolio management of the RBC BlueBay Absolute Return Fund. Geraud has been working in credit markets since 1994 and joined BlueBay in August 2008 from UBS where he was Head of European Credit Strategy. Prior to that, he was a credit strategist with BNP Paribas and a credit analyst with Dresdner Kleinwort Benson and Natwest Markets. Geraud holds a degree in Engineering from ICPI Lyon, France as well as a Master of Finance from ESSEC International Management School, Paris.

Andrzej Skiba

Partner, Senior Portfolio Manager

Andrzej Skiba is responsible for BlueBay’s U.S.-based analyst and execution team and is a portfolio manager for the RBC BlueBay Absolute Return Fund. Andrzej joined BlueBay in February 2005 from Goldman Sachs where he worked as a Credit Analyst covering European investment grade Telecom, Media and Utility sectors. He spent his first four years at BlueBay as a credit analyst covering the TMT, Utilities and Retail sectors for the Investment Grade team. In 2009, he moved into a Portfolio Manager position, focusing on benchmarked portfolios. Andrzej has a BSc (Honors) in Management and International Business Economics from UMIST and is a CFA Charterholder.

Justin Jewell (a)

Co-Head of Long Only Strategies

Senior Portfolio Manager

Justin Jewell is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund and the RBC BlueBay Global High Yield Bond Fund. Justin joined BlueBay in April 2009, initially as Head of High Yield Trading, before moving into portfolio management at the beginning of 2012. He has over ten years’ industry experience and spent a large part of his career at UBS where, most recently, he was Director of High Yield and Distressed Trading in Europe. Justin worked as a senior trader at MKM Longboat LLP between June and November 2008, though he returned to UBS after the fund wound down. Justin has a BSc in Economics from the London School of Economics and Political Science.

Tom Kreuzer (a)

Co-Head of Long Only Strategies

Senior Portfolio Manager

Tom Kreuzer is responsible for portfolio management of the RBC BlueBay Diversified Credit Fund and the RBC BlueBay Global High Yield Bond Fund. Tom joined BlueBay in July 2002 and is a Portfolio Manager and Head of North American High Yield Credit based in the Stamford, Connecticut, office. Prior to BlueBay, Tom spent three years at Deutsche Bank within the Leveraged Finance and Financial Sponsor Group, in New York and London, where he was an analyst prior to being promoted to Associate in 2002. Tom holds a BA (cum laude) from Middlebury College, USA.

(a) Effective October 5, 2016, Anthony Robertson no longer serves as a portfolio manager of the Diversified Credit Fund, and Justin Jewell and Thomas Kreuzer each assume the role of a portfolio manager of the Fund.

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PERFORMANCE SUMMARY (UNAUDITED)

				Net	Gross
			Since	Expense	Expense
	1 Year	3 Year	Inception(a)	Ratio(1)(2)	Ratio(1)(2)
Average Annual Total Returns as of September 30, 2016

RBC BlueBay Emerging Market Select Bond Fund
Class A
- Including Maximum Sales Charge of 4.25%	8.32%	N/A	-0.33%
- At Net Asset Value	13.08%	N/A	1.22%	1.15%	4.54%

Class I
- At Net Asset Value	13.43%	1.21%	2.04%	0.90%	1.79%

50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Broad Diversified Index(b)	15.39%	3.69%	4.04%
JPMorgan EMBI Global Diversified Index (b)	16.20%	8.19%	7.27%
JPMorgan GBI-EM Broad Diversified Index (b)	14.42%	-0.73%	0.82%

RBC BlueBay Emerging Market Corporate Bond Fund
Class A
- Including Maximum Sales Charge of 4.25%	6.24%	N/A	2.88%
- At Net Asset Value	10.92%	N/A	4.45%	0.83%	35.56%

Class I
- At Net Asset Value	11.27%	4.97%	5.27%	0.58%	2.04%

JPMorgan CEMBI Diversified(b)	12.53%	6.89%	7.07%

RBC BlueBay Global High Yield Bond Fund
Class A
- Including Maximum Sales Charge of 4.25%	2.27%	N/A	2.40%
- At Net Asset Value	6.86%	N/A	3.97%	0.70%	2.25%

Class I
- At Net Asset Value	7.14%	4.87%	6.85%	0.45%	1.50%

BofA Merrill Lynch Global High Yield Constrained Index USD hedged(b)	13.51%	5.88%	8.72%

RBC BlueBay Global Convertible Bond Fund
Class I
- At Net Asset Value	3.34%	3.81%	7.01%	0.85%	1.96%

Thomson Reuters Convertible Global Focus USD Hedged Index(b)	3.42%	3.90%	6.84%

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PERFORMANCE SUMMARY (UNAUDITED)

				Net	Gross
			Since	Expense	Expense
	1 Year	3 Year	Inception(a)	Ratio(1)(2)	Ratio(1)(2)
Average Annual Total Returns as of September 30, 2016

RBC BlueBay Absolute Return Fund
Class A
- Including Maximum Sales Charge of 4.25%	-5.04%	N/A	-1.96%
- At Net Asset Value	-0.87%	N/A	-0.43%	1.20%	1.25%

Class C
- At Net Asset Value	-1.61%	N/A	-2.79%	1.95%	2.46%

Class I
- At Net Asset Value	-0.76%	0.23%	0.78%	0.95%	1.01%

3-Month USD London Interbank Offering Rate (LIBOR) Index(b)	0.62%	0.38%	0.35%

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund
Class I
- At Net Asset Value	11.54%	N/A	2.33%	1.25%	2.59%

3-Month USD LIBOR Index(b)	0.62%	N/A	0.47%

RBC BlueBay Diversified Credit Fund (formerly RBC BlueBay Total Return Credit Fund)
Class I
- At Net Asset Value	7.56%	N/A	2.33%	1.00%	1.29%

3-Month USD LIBOR Index(b)	0.62%	N/A	0.47%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect actual expenses for the most recent year end.

(2) The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2017 (October 31, 2017 for RBC BlueBay Emerging Market Corporate Bond Fund and RBC BlueBay Global High Yield Bond Fund).

(a) The inception date (commencement of operations) for Class A shares is November 27, 2013 and November 30, 2011 for Class I shares for each Fund except RBC BlueBay Absolute Return Fund, which is June 24, 2014 for Class C shares and November 30, 2012 for Class I shares, and RBC BlueBay Emerging Market Unconstrained Fixed Income Fund and RBC BlueBay Diversified Credit Fund, which is December 9, 2014 for Class I shares.

(b) Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

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PERFORMANCE SUMMARY (UNAUDITED)

JPMorgan Emerging Markets Bond Index (“EMBI”) Global Diversified tracks total returns for U.S. Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

JPMorgan Government Bond Index - Emerging Markets (“GBI-EM”) Broad Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

The JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

The BofA Merrill Lynch Global High Yield Constrained Index USD hedged tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating.

The Thomson Reuters Convertible Global Focus USD Hedged Index measures the performance of the liquid global convertible market. This index was formerly known as the UBS Global Focus Convertible Index.

The 3-Month USD London Interbank Offering Rate (LIBOR) Index is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Select Bond Fund

Investment Objective	Invests predominantly in fixed income securities issued by emerging market countries or issuers based in such countries. The Fund seeks to generate excess returns via superior country and issue selection through an in-depth country and security selections process focusing on value in external credit spreads, local currencies and local interest rates. Particular emphasis is given to avoiding deteriorating credits and one-off currency devaluations.

Performance	For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 13.43% (Class I). That compares to an annualized total return of 15.39% for the Fund’s primary benchmark consisting of 50% JP Morgan Emerging Markets Bond Index Global Diversified and 50% JP Morgan Government Bond Index – Emerging Markets Broad Diversified Index.

Factors That Made Positive Contributions

●   Positioning in Indonesia across hard and local currency bonds, which continues to do well against a favorable inflation backdrop and strong domestic reform momentum, had a positive impact on relative returns.

●   Aiding in relative performance was an overweight holding in Brazilian hard currency debt, which was boosted by positive political developments in the country following the impeachment of the president, Dilma Rousseff, and hopes her successor would implement more market-friendly reforms.

●   Helping relative returns was an overweight position in Dominican Republic sovereign hard currency debt, which has been the beneficiary of inflows into the asset class because of its stable growth, improving credit metrics and attractive yield for a BB-/BB+ sovereign credit.

Factors That Detracted From Relative Returns

●   Underweight positions weighed on relative returns as most emerging markets assets produced a positive return over the last twelve months.

●   Underweight holding in oil and commodity exporting countries of Colombia, Chile and Peru negatively impacted performance. These countries benefitted from the recovery in oil and commodity prices.

●   The Fund was underweight in Russian sovereign hard currency debt and positioning in local rates, which recovered well on the back of a rebound in oil prices and the continued support from domestic investors. This proved to be a drag on relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Select Bond Fund
Current income and capital appreciation.				Investment Objective
50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Broad Diversified Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 5.38% of investments.				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Three Industries (as of 9/30/16) (% of fund’s net assets)
Mexican Bonos, 10.00%, 12/5/24	3.39%	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	1.86%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Malaysia Government Bond, 3.96%, 9/15/25	2.40%	Poland Government Bond, 2.50%, 7/25/26	1.82%
Turkey Government Bond, 8.00%, 3/12/25	2.10%	Malaysia Government Investment Issue, 4.19%, 7/15/22	1.70%
Mexico Government International Bond, 4.35%, 1/15/47	2.08%	South Africa Government Bond, 7.00%, 2/28/31	1.63%
Ecuador Government International Bond, 7.95%, 6/20/24	1.87%	Petrobras Global Finance BV, 8.38%, 5/23/21	1.54%
A listing of all portfolio holdings can be found beginning on page 24.

				Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Corporate Bond Fund

Investment Objective	Seeks to achieve a high level of total return consisting of income and capital appreciation by investing predominantly in fixed income securities issued by companies and financial institutions based in emerging markets. The Fund seeks to generate excess returns via superior country, sector and security selection based upon high-quality, proprietary research. The portfolio duration is controlled within a narrow band relative to the benchmark.

Performance	For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 11.27% (Class I). That compares to an annualized total return of 12.53% for the JP Morgan Corporate Emerging Market Bond Index (CEMBI) Diversified, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   A positive contributor to relative returns was an overweight position in credit beta; the market rallied strongly in what was generally a ‘risk on’ environment for credit, boosted by investors’ ongoing hunt for yield.

●   An overweight position in oil & gas credits which performed well on the back of a rebound in the oil price over the period added to relative performance; these included Brazilian quasi-sovereign Petrobras.

●   An overweight holding in Brazil aided relative returns; Brazilian credits benefited from improved sentiment following the impeachment of President Rousseff and hopes the new government would implement market-friendly policies.

Factors That Detracted From Relative Returns

●   An underweight holding, relative to the benchmark, in metals & mining corporates detracted from relative performance; these credits rebounded following the recovery in commodity prices over the period. This included a lack of exposure to copper producer First Quantum in Zambia, which benefited from higher copper prices.

●   Detracting from relative returns was an allocation to Ukrainian credits which were impacted by the ongoing conflict with Russia.

●   Defensive positioning (including elevated cash balances and U.S. Treasury duration hedges) had a negative impact on performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Beta measures the sensitivity of rates of return on a fund to general market movements.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Corporate Bond Fund
Current income and capital appreciation.				Investment Objective

JPMorgan CEMBI Diversified Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 5.66% of investments.				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
Petrobas Global Finance BV, 4.38%, 5/20/23	2.03%	Cosan Luxembourg SA, 7.00%, 1/20/27	1.34%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Vnesheconombank Via VEB Finance Plc, 6.90%, 7/9/20	2.16%	YPF SA, 8.88%, 12/19/18	1.30%
Turkiye Garanti Bankasi AS, 6.25%, 4/20/21	1.56%	Industrial & Commercial Bank of China Ltd., New York, 2.91%, 11/13/20	1.27%
BBVA Bancomer SA, 6.75%, 9/30/22	1.38%	China Overseas Finance Caymen VI Ltd., 6.45%, 6/11/34	1.23%
Isreal Electric Corp. Ltd., 5.00%, 11/12/24	1.35%	MMC Norilsk Nickel OJSC Via MMC Finance Ltd., 6.63%, 10/14/22	1.12%
*A listing of all portfolio holdings can be found beginning on page 35.

				Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global High Yield Bond Fund

Investment Objective	Seeks to achieve a high level of total return consisting of income and capital appreciation by investing predominantly in fixed income securities issued by sub-investment grade companies globally with at least 50% in U.S.-domiciled entities. The Fund seeks to generate excess returns via superior sector and security selection based upon high-quality, proprietary research. Portfolio duration is controlled with a narrow band relative to the benchmark.

Performance	For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 7.14% (Class I). That compares to an annualized total return of 13.51% for the Merrill Lynch Global High Yield Constrained Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   Relative to the benchmark, the Fund held an overweight position in the media and health care sectors, which positively impacted performance.

●   The Fund was relatively overweight in B rating holdings during the early part of the period, which helped relative performance.

Factors That Detracted From Relative Returns

●   An underweight position in resource sectors – specifically energy and basic industry – during the second half of the period detracted from relative returns.

●   The Fund was underweight in duration-sensitive BB rated securities compared to the benchmark, which negatively impacted relative performance.

●   Underweight holdings in emerging market domiciled issuers also detracted from relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Credit Quality: reflects the Standard & Poor’s (S&P) credit rating assigned to the individual holdings of the Fund. If a security is not rated by S&P, then the Moody’s rating is used. Ratings are subject to change and generally expressed as a scale from AAA to D, where higher-rated bonds are in the A’s and lower-rated in the C’s. Any bond rated BBB or higher is considered investment grade debt. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Global High Yield Bond Fund
Current income and capital appreciation.				Investment Objective
BofA Merrill Lynch Global High Yield Constrained Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 1.68% of investments.				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
HD Supply, Inc., 7.50%, 7/15/20	1.98%	Great Canadian Gaming Corp., 6.63%, 7/25/22	1.28%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Serta Simmons Bedding LLC, 8.13%, 10/1/20	1.60%	Albea Beauty Holdings SA, 8.38%, 11/1/19	1.28%
Wind Acquisition Finance SA, 4.75%, 7/15/20	1.52%	SFR Group SA, 6.00%, 5/15/22	1.25%
Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	1.32%	Momentive Performance Materials, Inc., 3.88%, 10/24/21	1.23%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	1.31%	Societe Generale SA, 7.38%, 9/13/49	1.19%
A listing of all portfolio holdings can be found beginning on page 44.

				Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

15

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global Convertible Bond Fund

Investment Objective	Seeks to achieve a high level of total return consisting of income and capital appreciation by investing predominantly in global convertible bonds. The Fund seeks to generate excess returns via superior credit and issue selection based on high-quality, proprietary research. Portfolio equity, credit and duration exposure is controlled within bands relative to the benchmark.

Performance	For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 3.34%. That compares to an annualized total return of 3.42% for the Fund’s benchmark, the Thomson Reuters Convertible Global Focus USD Hedged Index.

Factors That Contributed To Fund Returns

●   Exposure to the biotechnology sector generated strong performance through its positions in names such as TESARO, Inc.

●   The Fund reallocated capital to the oil & gas sector in the second quarter of 2016 in names with strong balance sheets and a stable investor base.

●   The electronics and semiconductor sector has benefitted from better capital discipline in this cycle; this has resulted in strong returns from names such as Microchip Tech, NXP Semiconductor NV and Intel Corp.

Factors That Detracted From Relative Returns

●   Although the U.S. equity market performed well, global equity performance has been poor as the result of lower growth expectations and relative currency strength.

●   Convertible bonds have lagged in the sharp recovery in high yield but current valuations appear to us attractive.

●   Convertibles are generally shorter duration instruments; the best performance in 2016 was generated by longer bonds as global interest rates remained low, with short maturity bonds generating only mediocre returns.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

16

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Global Convertible Bond Fund
Current income and capital appreciation.				Investment Objective
Thomson Reuters Convertible Global Focus USD Hedged Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 2.61% of investments.				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
Dish Network Corp., 3.38%, 8/15/26	3.23%	Shenzhou International Group Holdings Ltd., 0.50%, 6/18/19	2.27%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Salesforce.com, Inc., 0.25%, 4/1/18	2.71%	Citrix Systems, Inc., 0.50%, 4/15/19	2.20%
Kawasaki Kisen Kaisha Ltd., 1.40%, 9/26/18	2.45%	Ctrip.com International Ltd., 1.25%, 9/15/22	2.13%
Cahaya Capital Ltd., 0.26%, 9/18/21	2.36%	Yahoo!, Inc., 0.35%, 12/1/18	2.07%
United Microelectronics Corp., 1.37%, 5/18/20	2.29%	Steinhoff Finance Holding GmbH, 4.00%, 1/30/21	1.97%
A listing of all portfolio holdings can be found beginning on page 52.

				Growth of $1,000,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2011 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

17

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Absolute Return Fund

Investment Objective	Seeks to achieve a positive total return by investing predominantly in a portfolio of fixed income securities and/or investments that provide exposure to fixed income securities that are investment grade (medium and high quality), and are considered by the Fund to have the potential to achieve a positive total return.

Performance	For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of -0.76% (Class I). That compares to an annualized total return of 0.62% for the 3-Month USD LIBOR Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   The Fund had a long European duration through much of the first half of 2016, which helped boost relative returns.

●   A long position in sovereign issuers from peripheral Europe, Central and Eastern Europe and emerging markets attributed to relative Fund performance.

●   A short holding in the Sterling currency aided returns.

Factors That Detracted From Relative Returns

●   A short position in corporate credit beta from the middle of the first quarter in 2016 to the end of the period detracted from relative Fund returns.

●   The Fund was long subordinated bank cash bonds, particularly in the first quarter of 2016, which had a negative effect on relative performance.

●   Sovereign credit shorts in Korea and Russia detracted from relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Fund may use certain types of investment derivatives such as futures, forwards and swaps. Derivatives involve risks different from, and in certain cases, greater than the risk presented by more traditional investments. The Fund is non-diversified and may be more volatile than diversified funds that hold a greater number of securities.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Beta measures the sensitivity of rates of return on a fund to general market movements.

18

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Absolute Return Fund
Current income and capital appreciation.				Investment Objective

3-Month USD London Interbank Offering Rate (LIBOR) Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 16.00% of investments.				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
Cyprus Government International Bond, 4.63%, 2/3/20	7.21%	Slovenia Government International Bond, 4.13%, 2/18/19	3.47%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Lithuania Government International Bond, 2.13%, 10/22/35	3.82%	Autonomous Community of Catalonia, 4.95%, 2/11/20	3.35%
Slovenia Government International Bond, 5.50%, 10/26/22	3.81%	Portugal Obrigacoes do Tesouro OT, 2.88%, 7/21/26	3.07%
Iceland Government International Bond, 5.88%, 5/11/22	3.79%	Slovenia Government International Bond, 5.85%, 5/10/23	2.33%
Cyprus Government International Bond, 3.88%, 5/6/22	3.56%	UBS AG, 4.75%, 5/22/23	2.22%
A listing of all portfolio holdings can be found beginning on page 59.

				Growth of $1,000,000 Initial Investment Since Inception (11/30/12)

The graph reflects an initial investment of $1,000,000 over the period from November 30, 2012 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

19

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Unconstrained Fixed Income Fund

Investment Objective	Seeks to achieve a total return consistent with preservation of capital by investing predominantly in fixed income securities of any rating, loans, unrated debt securities issued by emerging market issuers or non-emerging market issuers with substantial exposure to emerging markets.

Performance	For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 11.54% (Class I). That compares to an annualized total return of 0.62% for the 3-Month USD LIBOR Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   Long positioning in the high-yielding, hard currency sovereign credit space, including Argentina and the Dominican Republic added to relative performance. These countries benefitted from the ongoing search for yield, while the sharp improvement in the political situation in Argentina also significantly boosted asset prices, as the country successfully returned to capital markets after a 15-year hiatus.

●   Adding to relative returns was long positions in hard currency quasi-sovereign oil and gas producers such as Petrobras, which benefitted from the more stable oil price as well as the country’s improving political backdrop.

●   Holdings of Indonesian local currency sovereign bonds had a positive impact on performance; the Fund favors this country based on the positive reform momentum and attractive real rates against a backdrop of falling inflation levels, allowing the government to cut rates in an effort to boost growth.

Factors That Detracted From Relative Returns

●   Long positioning in the Mexican peso was a drag on relative performance; the currency has been impacted by concerns surrounding the outcome of the U.S. election amid fears of a Trump victory.

●   Additional performance detractors over the period included the Fund’s credit default swap positions in Colombia and Turkey, and the long hard currency sovereign credit positioning in Ukraine.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

20

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund
Current income and capital appreciation.				Investment Objective
3-Month USD LIBOR Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 4.52% of investments.				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
Provincia del Chaco Argentina, 9.38%, 8/18/24	5.76%	Ecuador Government International Bond, 10.75%, 3/28/22	4.47%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Turkey Government Bond, 8.00%, 3/12/25	5.12%	Argentine Republic Government International Bond, 8.75%, 6/2/17	3.99%
Letras del Banco Central de la Republica Argentina, 33.59%, 12/21/16	5.09%	Peruvian Government International Bond, 5.63%, 11/18/50	3.68%
Serbia International Bond, 5.88%, 12/3/18	4.74%	Bulgaria Government International Bond, 3.13%, 3/26/35	3.66%
Mexico Government International Bond, 3.50%, 1/21/21	4.48%	Indonesia Government International Bond, 3.75%, 6/14/28	3.62%
*A listing of all portfolio holdings can be found beginning on page 70.

				Growth of $1,000,000 Initial Investment Since Inception (12/9/14)

The graph reflects an initial investment of $1,000,000 over the period from December 9, 2014 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

21

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Diversified Credit Fund

Investment Objective	Seeks to achieve a high level of total return consisting of income and capital appreciation by primarily investing in credit related instruments issued by U.S. and non-U.S. public- or private-sector entities, derivatives and cash equivalents.

Performance	For the twelve-month period ended September 30, 2016, the Fund had an annualized total return of 7.56%. That compares to an annualized total return of 0.62% for the 3-Month USD LIBOR Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

●   Allocation to high yield positively impacted relative performance. On a sector basis exposure to energy, media and telecommunications were the top contributors.

●   Allocation to emerging market hard currency with top contributors including Venezuela, Brazil, Argentina and Indonesia also helped boost performance.

●   The Fund’s allocation to loans attributed to relative outperformance, with telecommunications and services names being the top contributor to performance. The allocation to loans was reduced to zero in August.

●   Allocation to Brazilian and Mexican emerging market local currency through direct investments in bonds denominated in those currencies, as well as Brazilian currency directly, contributed to relative returns.

Factors That Detracted From Relative Returns

●   Allocation to convertible bonds: the allocation was reduced to zero in April. Over the invested period the allocation detracted from performance as convertible bonds lagged the rally in the equity market during the first quarter of 2016.

●   Macro hedge positions detracted slightly over the period. The synthetic credit positions during Q1 detracted as spreads widened. The short Chinese renminbi position was relatively flat over the period.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

22

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Diversified Credit Fund
Current income and capital appreciation.				Investment Objective
3-Month USD LIBOR Index				Benchmark

*Includes U.S. dollar denominated cash equivalent investments representing 3.91% of investments.				Asset Allocation (as of 9/30/16) (% of fund’s investments) & Top Five Industries (as of 9/30/16) (% of fund’s net assets)
South Africa Government Bond, 10.50%, 12/21/26	2.79%	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/18	1.74%	Top Ten Holdings (excluding investment companies) (as of 9/30/16) (% of fund’s net assets)
Jamaica Government International Bond, 6.75%, 4/28/28	1.98%	Mexican Bonos, 10.00%, 12/5/24	1.74%
Indonesia Treasury Bond, 8.38%, 9/15/26	1.91%	Provincia del Chubut Argentina, 7.75%, 7/26/26	1.73%
Ukraine Government International Bond, 7.75%, 9/1/19	1.82%	Mexico Government International Bond, 4.35%, 1/15/47	1.42%
Armenia International Bond, 7.15%, 3/26/25	0.79%	Romanian Government International Bond, 4.38%, 8/22/23	1.39%
*A listing of all portfolio holdings can be found beginning on page 75.

				Growth of $1,000,000 Initial Investment Since Inception (12/9/14)

The graph reflects an initial investment of $1,000,000 over the period from December 9, 2014 (commencement of operations) to September 30, 2016 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund

September 30, 2016

Principal Amount		Value
Corporate Bonds — 7.44%
Argentina — 0.17%
$ 15,000	YPF SA, 8.75%, 4/4/24	$16,608
15,000	YPF SA, 8.88%, 12/19/18	16,613

		33,221

Brazil — 1.79%
270,000	Petrobras Global Finance BV, 8.38%, 5/23/21	294,753
44,000	Petrobras Global Finance BV, 8.75%, 5/23/26	48,620

		343,373

Kazakhstan — 1.15%
200,000	KazMunayGas National Co. JSC, 6.38%, 4/9/21	220,199

Mexico — 1.13%
60,000	Petroleos Mexicanos, 4.63%, 9/21/23(a)	60,294
60,000	Petroleos Mexicanos, 6.75%, 9/21/47(a)	59,311
85,000	Petroleos Mexicanos, 6.88%, 8/4/26	95,833

		215,438

United States — 1.98%
3,017,000,000(b)	JPMorgan Chase Bank NA, 8.38%, 3/17/34(a)	251,629
1,473,000,000(b)	JPMorgan Chase Bank NA, 8.75%, 5/19/31(a)	128,255

		379,884

Venezuela — 1.22%
317,617	Petroleos de Venezuela SA, 6.00%, 5/16/24	135,750
90,506	Petroleos de Venezuela SA, 6.00%, 11/15/26	37,637
108,779	Petroleos de Venezuela SA, 9.00%, 11/17/21	60,925

		234,312

Total Corporate Bonds		1,426,427

(Cost $1,253,086)

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
Foreign Government Bonds — 78.19%
Argentina — 3.73%
$ 708,130	Argentine Republic Government International Bond, 3.00%, 12/15/35(c)	$74,708
170,000(d)	Argentine Republic Government International Bond, 3.00%, 12/15/35(c)	19,785
150,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	163,103
121,234	Argentine Republic Government International Bond, 8.75%, 6/2/17(e)	126,083
150,000	Provincia de Cordoba, 7.13%, 6/10/21	157,206
170,000	Provincia del Chubut Argentina, 7.75%, 7/26/26	174,250

		715,135

Brazil — 6.13%
209,000(f)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/19	63,992
1,187,000(f)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	357,051
696,000(f)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/25	202,868
125,000	Brazilian Government International Bond, 5.63%, 1/7/41	124,078
200,000	Brazilian Government International Bond, 5.63%, 2/21/47	197,480
30,000	Brazilian Government International Bond, 8.25%, 1/20/34	38,529
130,000	Brazilian Government International Bond, 10.13%, 5/15/27	192,125

		1,176,123

Colombia — 1.25%
100,000	Colombia Government International Bond, 6.13%, 1/18/41	121,121
333,500,000(f)	Colombian TES, 7.00%, 5/4/22	117,484

		238,605

Costa Rica — 1.01%
200,000	Costa Rica Government International Bond, 4.38%, 4/30/25	193,794

Cote D’Ivoire (Ivory Coast) — 1.14%
222,750	Ivory Coast Government International Bond, 5.75%, 12/31/32(g)	219,101

Croatia (Hrvatska) — 2.10%
205,000	Croatia Government International Bond, 6.00%, 1/26/24	235,527
150,000	Croatia Government International Bond, 6.63%, 7/14/20	167,870

		403,397

Dominican Republic — 2.76%
145,000	Dominican Republic International Bond, 5.50%, 1/27/25	153,576
200,000	Dominican Republic International Bond, 6.85%, 1/27/45	224,280
130,000	Dominican Republic International Bond, 6.88%, 1/29/26	150,432

		528,288

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
Ecuador — 2.93%
$ 400,000	Ecuador Government International Bond, 7.95%, 6/20/24	$358,480
200,000	Ecuador Government International Bond, 10.75%, 3/28/22	204,181

		562,661

El Salvador — 0.62%
58,000	El Salvador Government International Bond, 5.88%, 1/30/25	57,820
39,000	El Salvador Government International Bond, 6.38%, 1/18/27	39,374
20,000	El Salvador Government International Bond, 7.65%, 6/15/35	20,888

		118,082

Ghana — 1.07%
200,000	Ghana Government International Bond, 9.25%, 9/15/22(a)	204,726

Hungary — 1.78%
37,780,000(f)	Hungary Government Bond, 3.00%, 6/26/24	141,546
19,290,000(f)	Hungary Government Bond, 5.50%, 6/24/25	85,868
100,000	Hungary Government International Bond, 5.38%, 2/21/23	114,614

		342,028

Indonesia — 10.19%
100,000(d)	Indonesia Government International Bond, 3.75%, 6/14/28	123,021
200,000	Indonesia Government International Bond, 4.75%, 1/8/26	223,538
110,000	Indonesia Government International Bond, 6.63%, 2/17/37	143,768
150,000	Indonesia Government International Bond, 11.63%, 3/4/19	183,865
529,000,000(f)	Indonesia Treasury Bond, 8.25%, 5/15/36	44,097
3,013,000,000(f)	Indonesia Treasury Bond, 8.38%, 9/15/26	253,036
3,173,000,000(f)	Indonesia Treasury Bond, 8.75%, 5/15/31	274,951
2,212,000,000(f)	Indonesia Treasury Bond, 11.00%, 9/15/25	214,403
3,345,000,000(f)	Indonesia Treasury Bond Credit Linked Note, 8.38%, 3/19/24(a)	277,678
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 3/29/26	216,616

		1,954,973

Jamaica — 2.43%
200,000	Jamaica Government International Bond, 6.75%, 4/28/28	228,787
200,000	Jamaica Government International Bond, 8.00%, 3/15/39	237,709

		466,496

Kazakhstan — 1.32%
225,000	Kazakhstan Government International Bond, 5.13%, 7/21/25	253,092

Kenya — 1.08%
200,000	Kenya Government International Bond, 5.88%, 6/24/19	206,624

Lebanon — 0.48%
95,000	Lebanon Government International Bond, 6.65%, 11/3/28	92,728

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
Malaysia — 4.70%
1,865,000(f)	Malaysia Government Bond, 3.96%, 9/15/25	$460,113
192,000(f)	Malaysia Government Bond, 4.50%, 4/15/30	48,926
1,303,000(f)	Malaysia Government Investment Issue, 4.19%, 7/15/22	325,932
268,000(f)	Malaysia Government Investment Issue, 4.25%, 9/30/30	66,655

		901,626

Mexico — 9.52%
390,000(f)	Mexican Bonos, 5.75%, 3/5/26	19,674
5,200,000(f)	Mexican Bonos, 6.50%, 6/10/21	275,545
1,890,000(f)	Mexican Bonos, 7.75%, 5/29/31	110,075
2,050,000(f)	Mexican Bonos, 7.75%, 11/23/34	119,979
10,000,000(f)	Mexican Bonos, 10.00%, 12/5/24	649,349
$ 110,000	Mexico Government International Bond, 4.00%, 10/2/23	117,633
405,000	Mexico Government International Bond, 4.35%, 1/15/47	398,148
90,000	Mexico Government International Bond, 4.75%, 3/8/44	93,388
40,000	Mexico Government International Bond, 4.75%, 3/8/44	41,506

		1,825,297

Peru — 1.14%
740,000(f)	Peruvian Government International Bond, 6.35%, 8/12/28(a)	218,415

Poland — 2.39%
1,384,000(f)	Poland Government Bond, 2.50%, 7/25/26	348,941
408,000(f)	Poland Government Bond, 3.25%, 7/25/25	109,858

		458,799

Romania — 1.10%
240,000(f)	Romania Government Bond, 4.75%, 2/24/25	69,001
240,000(f)	Romania Government Bond, 5.80%, 7/26/27	75,247
50,000	Romanian Government International Bond, 6.13%, 1/22/44	67,418

		211,666

Russia — 2.82%
16,729,000(f)	Russian Federal Bond - OFZ, 7.00%, 8/16/23	251,022
3,811,000(f)	Russian Federal Bond - OFZ, 7.60%, 4/14/21	59,224
200,000	Russian Foreign Bond - Eurobond, 5.63%, 4/4/42	230,880

		541,126

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
South Africa — 4.16%
1,652,327(f)	South Africa Government Bond, 6.25%, 3/31/36	$88,217
1,888,639(f)	South Africa Government Bond, 6.75%, 3/31/21	131,003
5,134,521(f)	South Africa Government Bond, 7.00%, 2/28/31	312,445
2,054,555(f)	South Africa Government Bond, 8.25%, 3/31/32	138,400
1,568,696(f)	South Africa Government Bond, 10.50%, 12/21/26	128,356

		798,421

Sri Lanka — 1.07%
$ 200,000	Sri Lanka Government International Bond, 5.75%, 1/18/22	204,524

Thailand — 0.29%
167,000(f)	Thailand Government Bond, 3.85%, 12/12/25	5,515
1,374,000(f)	Thailand Government Bond, 4.88%, 6/22/29	50,579

		56,094

Turkey — 4.60%
1,323,715(f)	Turkey Government Bond, 8.00%, 3/12/25	402,992
200,000	Turkey Government International Bond, 4.88%, 4/16/43	186,345
200,000	Turkey Government International Bond, 6.75%, 5/30/40	233,520
50,000	Turkey Government International Bond, 7.38%, 2/5/25	59,128

		881,985

Ukraine — 4.05%
444,000	Ukraine Government International Bond, 3.77%, 5/31/40(h)	141,629
200,000	Ukraine Government International Bond, 7.75%, 9/1/19	197,500
200,000	Ukraine Government International Bond, 7.75%, 9/1/20	195,523
100,000	Ukraine Government International Bond, 7.75%, 9/1/23	95,966
150,000	Ukreximbank Via Biz Finance Plc, 9.63%, 4/27/22	146,758

		777,376

Uruguay — 0.34%
62,105	Uruguay Government International Bond, 5.10%, 6/18/50	64,212

28

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
Venezuela — 0.88%
$ 80,000	Venezuela Government International Bond, 7.75%, 10/13/19	$49,390
139,700	Venezuela Government International Bond, 9.00%, 5/7/23	70,807
75,000	Venezuela Government International Bond, 12.75%, 8/23/22	48,469

		168,666

Vietnam — 1.11%
200,000	Vietnam Government International Bond, 4.80%, 11/19/24	211,804

Total Foreign Government Bonds		14,995,864

(Cost $14,802,533)

Shares
Investment Company — 4.87%
933,862	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	$933,862

Total Investment Company		933,862

(Cost $933,862)

Total Investments		$17,356,153
(Cost $16,989,481)(i) — 90.50%

Other assets in excess of liabilities — 9.50%		1,822,950

NET ASSETS — 100.00%		$19,179,103

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Principal amount denoted in Indonesian Rupiah.
(c)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2016.
(d)	Principal amount denoted in Euros.
(e)	Issuer filed for bankruptcy and/or is in default of interest payments.
(f)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h)	Zero Coupon Bond. The rate represents the yield at time of purchase.
(i)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

29

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Foreign currency exchange contracts as of September 30, 2016:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	369,360	USD	110,306	Citibank, N.A.	10/4/16	$ 3,124
BRL	292,328	USD	87,694	Citibank, N.A.	10/4/16	2,079
BRL	83,153	USD	25,323	Citibank, N.A.	10/4/16	213
BRL	71,179	USD	21,677	Citibank, N.A.	10/4/16	182
BRL	342,300	USD	105,000	Citibank, N.A.	10/4/16	120
BRL	437,816	USD	135,337	Citibank, N.A.	10/4/16	(885)
USD	59,565	BRL	194,138	Citibank, N.A.	10/4/16	(55)
USD	429,501	BRL	1,401,997	Citibank, N.A.	10/4/16	(1,050)
USD	134,211	BRL	437,816	Citibank, N.A.	11/3/16	949
CLP	53,236,556	USD	80,599	Citibank, N.A.	11/16/16	28
CNY	2,468,073	USD	368,369	Citibank, N.A.	11/16/16	492
COP	963,922,148	USD	329,040	Citibank, N.A.	11/16/16	2,335
COP	157,737,388	USD	54,435	Citibank, N.A.	11/16/16	(209)
COP	149,208,484	USD	51,565	Citibank, N.A.	11/16/16	(271)
COP	278,400,000	USD	96,000	Citibank, N.A.	11/16/16	(292)
EUR	69,782	HUF	21,430,912	Citibank, N.A.	11/16/16	397
EUR	69,723	HUF	21,430,912	Citibank, N.A.	11/16/16	331
EUR	69,717	HUF	21,430,912	Citibank, N.A.	11/16/16	325
EUR	69,717	HUF	21,430,912	Citibank, N.A.	11/16/16	323
EUR	78,146	HUF	24,091,366	Citibank, N.A.	11/16/16	111
EUR	69,512	HUF	21,430,911	Citibank, N.A.	11/16/16	93
HUF	6,843,895	USD	24,916	Citibank, N.A.	11/16/16	45
HUF	1,623,332	USD	5,912	Citibank, N.A.	11/16/16	9
HUF	6,599,281	USD	24,062	Citibank, N.A.	11/16/16	7
HUF	1,396,881	USD	5,088	Citibank, N.A.	11/16/16	7
HUF	6,599,280	USD	24,127	Citibank, N.A.	11/16/16	(58)
HUF	6,599,281	USD	24,166	Citibank, N.A.	11/16/16	(97)
HUF	6,599,281	USD	24,177	Citibank, N.A.	11/16/16	(108)
INR	35,474,649	USD	528,517	Citibank, N.A.	11/16/16	593
MXN	4,189,461	USD	210,040	Citibank, N.A.	11/16/16	4,840
MXN	211,464	USD	10,880	Citibank, N.A.	11/16/16	(34)
MXN	253,768	USD	13,057	Citibank, N.A.	11/16/16	(41)
MXN	232,381	USD	11,968	Citibank, N.A.	11/16/16	(49)
MXN	234,838	USD	12,095	Citibank, N.A.	11/16/16	(50)
MXN	1,829,682	USD	94,000	Citibank, N.A.	11/16/16	(155)
PEN	1,696,609	USD	502,327	Citibank, N.A.	11/16/16	(4,216)
PHP	1,137,556	USD	23,421	Citibank, N.A.	11/16/16	33
PLN	270,078	USD	70,623	Citibank, N.A.	11/16/16	(70)
PLN	270,078	USD	70,654	Citibank, N.A.	11/16/16	(101)
PLN	1,232,642	USD	322,225	Citibank, N.A.	11/16/16	(217)
RON	200,907	USD	50,706	Citibank, N.A.	11/16/16	129
RON	100,595	USD	25,350	Citibank, N.A.	11/16/16	103
RON	24,850	USD	6,281	Citibank, N.A.	11/16/16	7
RON	18,664	USD	4,719	Citibank, N.A.	11/16/16	3
RUB	10,084,616	USD	155,751	Citibank, N.A.	11/16/16	2,963
RUB	1,975,471	USD	30,530	Citibank, N.A.	11/16/16	561
RUB	1,975,470	USD	30,538	Citibank, N.A.	11/16/16	553

30

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
RUB	1,975,471	USD	30,566	Citibank, N.A.	11/16/16	$ 524
RUB	1,975,471	USD	30,601	Citibank, N.A.	11/16/16	490
RUB	1,975,470	USD	30,605	Citibank, N.A.	11/16/16	486
RUB	1,975,470	USD	30,610	Citibank, N.A.	11/16/16	480
THB	15,296,734	USD	441,746	Citibank, N.A.	11/16/16	(591)
TRY	49,101	USD	16,331	Citibank, N.A.	11/16/16	(129)
TRY	49,100	USD	16,354	Citibank, N.A.	11/16/16	(152)
TRY	99,806	USD	33,212	Citibank, N.A.	11/16/16	(280)
TRY	59,258	USD	19,930	Citibank, N.A.	11/16/16	(377)
TRY	288,000	USD	96,000	Citibank, N.A.	11/16/16	(969)
TRY	266,533	USD	89,000	Citibank, N.A.	11/16/16	(1,052)
USD	131,065	MYR	540,001	Citibank, N.A.	11/16/16	457
USD	18,630	ZAR	254,323	Citibank, N.A.	11/16/16	268
USD	21,689	ZAR	296,732	Citibank, N.A.	11/16/16	265
USD	17,370	ZAR	237,386	Citibank, N.A.	11/16/16	231
USD	12,998	ZAR	178,039	Citibank, N.A.	11/16/16	144
USD	12,993	ZAR	178,040	Citibank, N.A.	11/16/16	139
USD	19,718	MXN	383,603	Citibank, N.A.	11/16/16	43
USD	175,940	HKD	1,363,703	Citibank, N.A.	11/16/16	37
USD	9,000	COP	26,134,200	Citibank, N.A.	11/16/16	16
USD	34,531	RON	136,421	Citibank, N.A.	11/16/16	13
USD	12,681	PLN	48,550	Citibank, N.A.	11/16/16	(2)
USD	11,000	THB	381,499	Citibank, N.A.	11/16/16	(2)
USD	13,427	PLN	51,407	Citibank, N.A.	11/16/16	(3)
USD	7,000	IDR	91,805,000	Citibank, N.A.	11/16/16	(12)
USD	32,000	PLN	122,646	Citibank, N.A.	11/16/16	(39)
USD	48,534	IDR	636,477,104	Citibank, N.A.	11/16/16	(83)
USD	45,480	IDR	596,829,967	Citibank, N.A.	11/16/16	(109)
USD	97,000	MXN	1,894,992	Citibank, N.A.	11/16/16	(195)
USD	227,603	MXN	4,464,198	Citibank, N.A.	11/16/16	(1,369)
USD	648,687	IDR	8,519,860,586	Citibank, N.A.	11/16/16	(2,097)
USD	101,000	MXN	2,014,092	Citibank, N.A.	11/16/16	(2,304)
ZAR	138,803	USD	10,000	Citibank, N.A.	11/16/16	21
EUR	200,000	USD	225,036	Citibank, N.A.	12/7/16	349
USD	266,057	EUR	236,000	Citibank, N.A.	12/7/16	104
USD	264,507	EUR	236,000	Citibank, N.A.	12/7/16	(1,447)

Total						$ 5,852

31

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Financial futures contracts as of September 30, 2016:

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)		Notional Value	Clearinghouse
90-Day Euro Dollar	7	December 2016	$1,245	USD	1,735,145	Citigroup Global Markets, Inc.
Ten Year Euro-Bund	1	December 2016	(1,101)	EUR	164,720	Citigroup Global Markets, Inc.
Ten Year U.S. Treasury Bonds	3	December 2016	890	USD	394,265	Citigroup Global Markets, Inc.

			$1,034

Interest rate swaps as of September 30, 2016:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation/ (Depreciation)
3.77%	3 Month KLIBOR	BNP Paribas SA	4/8/21	MYR	1,751(b)	$(5,770)
12.59%	BRL-CDI	BNP Paribas SA	1/2/18	BRL	3,162(a)	4,730
12.73%	BRL-CDI	HSBC Bank Plc	1/2/18	BRL	2,403(a)	4,716
12.74%	BRL-CDI	HSBC Bank Plc	1/2/18	BRL	2,308(b)	4,597
12.63%	BRL-CDI	HSBC Bank Plc	1/2/18	BRL	2,061(a)	3,353
12.00%	BRL-CDI	HSBC Bank Plc	1/2/19	BRL	1,631(b)	4,964
12.22%	BRL-CDI	HSBC Bank Plc	1/2/19	BRL	1,268(a)	5,704
11.96%	BRL-CDI	Citigroup Global Markets, Inc.	1/2/19	BRL	1,008(a)	2,797
12.63%	BRL-CDI	HSBC Bank Plc	1/2/19	BRL	1,001(a)	7,322
12.29%	BRL-CDI	HSBC Bank Plc	1/4/21	BRL	392(a)	4,972
4.46%	CLP-ICP-CAMARA	JPMorgan Chase Bank, N.A.	6/30/26	CLP	25,000(a)	1,187
2.59%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	8/5/20	CNY	2,000(a)	(1,424)
2.65%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	8/7/20	CNY	900(a)	(377)
2.65%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	9/9/20	CNY	3,650(a)	(1,516)
2.55%	CNY-CNREPOFIX=CFXS-Reuters	HSBC Bank Plc	4/5/21	CNY	610(a)	(842)
2.61%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	7/14/21	CNY	595(a)	(658)
2.58%	CNY-CNREPOFIX=CFXS-Reuters	BNP Paribas SA	8/15/21	CNY	1,742(a)	(2,359)
2.58%	CNY-CNREPOFIX=CFXS-Reuters	HSBC Bank Plc	8/17/21	CNY	1,192(a)	(1,644)
0.69%	HUF-BUBOR-Reuters	Citigroup Global Markets, Inc.	12/21/17	HUF	272,637(b)	335
0.66%	HUF-BUBOR-Reuters	Citigroup Global Markets, Inc.	12/22/17	HUF	252,184(b)	548
6.57%	INR-MIBOR-OIS-COMPOUND	HSBC Bank Plc	9/5/17	INR	31,780(b)	294
6.76%	INR-MIBOR-OIS-COMPOUND	Deutsche Bank AG	9/9/18	INR	125,832(a)	16,163
8.41%	INR-MIBOR-OIS-COMPOUND	Deutsche Bank AG	9/9/18	INR	43,810(a)	25,641
6.34%	INR-MIBOR-OIS-COMPOUND	HSBC Bank Plc	9/9/18	INR	13,000(a)	192
6.54%	INR-MIBOR-OIS-COMPOUND	HSBC Bank Plc	7/1/21	INR	12,630(a)	1,315
6.43%	INR-MIBOR-OIS-COMPOUND	JPMorgan Chase Bank, N.A.	7/18/21	INR	4,460(a)	156
6.42%	INR-MIBOR-OIS-COMPOUND	BNP Paribas SA	8/11/21	INR	6,605(a)	186

32

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation/ (Depreciation)
8.64%	USD-BBA-LIBOR	BNP Paribas SA	10/24/17	TRY	3,282(b)	$1,894
8.74%	USD-BBA-LIBOR	JPMorgan Chase Bank, N.A.	1/10/18	RUB	29,568(b)	(2,127)

Total						$74,349

(a) The Counterparty pays the fixed rate on these swaps.

(b) The Fund pays the fixed rate on these swaps.

Credit default swaps buy protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Notional Amount (000)		Value
1.00%	China Government International Bond	BNP Paribas SA	12/20/21	USD	415	1,028
1.00%	Colombia Government International Bond	BNP Paribas SA	12/20/21	USD	272	8,565
1.00%	Qatar Government International Bond	Barclays Bank Plc	12/20/21	USD	320	(2,293)
1.00%	Russia Government International Bond	BNP Paribas SA	12/20/21	USD	340	18,987
1.00%	South African Government International Bond	BNP Paribas SA	12/20/21	USD	180	13,084

Total (Premiums received $(357)/(Premiums paid $47,781)						$39,371

33

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2016

Abbreviations used are defined below:

BBA-LIBOR - British Bankers Association London Interbank Offered Rate

BRL - Brazilian Real

BRL-CDI - Brazil Cetip Interbank Deposit Rate

CLP - Chilean Peso

ICP-CAMARA - Indice Camara Premedia Rate for Chilean Pesos

CNY - Chinese Yuan

CNY-CNREPOFIX=CFXS - Chinese Renminbi Repo Rate=Chinese Foreign Exchange Trade System

COP - Colombian Peso

EUR - Euro

HKD - Hong Kong Dollar

HUF - Hungarian Forint

HUF-BUBOR - Budapest Interbank Offered Rate for Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

INR-MIBOR-OIS-COMPOUND - Mumbai Interbank Offered Rate - Overnight Index Swap

KLIBOR - Kuala Lumpur Interbank Offered Rate

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian Leu

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

USD - United States Dollar

ZAR - South African Rand

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	78.19%
Financials	3.77%
Energy	3.67%
Other*	14.37%

100.00%

*	Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, credit default swaps, financial futures contracts, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

34

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund

September 30, 2016

Principal Amount		Value
Corporate Bonds — 86.93%
Argentina — 2.90%
$ 96,000	Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22	$100,800
70,000	IRSA Propiedades Comerciales SA, 8.75%, 3/23/23	78,400
140,000	Petrobras Argentina SA, 7.38%, 7/21/23(a)	144,025
238,000	YPF SA, 8.88%, 12/19/18	263,585

		586,810

Australia — 0.52%
90,000	FMG Resources August 2006 Pty Ltd., 9.75%, 3/1/22	104,400

Azerbaijan — 0.97%
200,000	International Bank of Azerbaijan OJSC, 5.63%, 6/11/19	196,261

Barbados — 1.05%
200,000	Columbus International, Inc., 7.38%, 3/30/21	212,120

Brazil — 14.11%
100,000	Banco do Brasil SA/Cayman, 9.00%, 12/29/49(b)	86,250
200,000	Braskem Finance Ltd., 5.75%, 4/15/21	209,176
320,000(c)	BRF SA, 7.75%, 5/22/18	90,835
200,000	Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21	196,940
200,000	CIMPOR Financial Operations BV, 5.75%, 7/17/24(a)	168,000
260,000	Cosan Luxembourg SA, 7.00%, 1/20/27(a)	270,913
100,000	Itau Unibanco Holding SA/Cayman Island, 5.75%, 1/22/21	103,825
200,000	Klabin Finance SA, 5.25%, 7/16/24	200,000
200,000	Minerva Luxembourg SA, 6.50%, 9/20/26(a)	195,925
100,000(d)	Petrobras Global Finance BV, 4.25%, 10/2/23	104,223
460,000	Petrobras Global Finance BV, 4.38%, 5/20/23	410,754
170,000	Petrobras Global Finance BV, 5.38%, 1/27/21	167,952
145,000	Petrobras Global Finance BV, 8.38%, 5/23/21	158,293
200,000	St Marys Cement Inc., 5.75%, 1/28/27(a)	197,250
50,000	Vale Overseas Ltd., 4.38%, 1/11/22	49,517
100,000	Vale Overseas Ltd., 5.88%, 6/10/21	104,700
111,000	Vale Overseas Ltd., 6.88%, 11/21/36	107,892
26,000	Vale Overseas Ltd., 8.25%, 1/17/34	28,020

		2,850,465

Canada — 0.27%
60,000	First Quantum Minerals Ltd., 7.00%, 2/15/21	54,300

Chile — 2.00%
200,000	AES Gener SA, 8.38%, 12/18/73(b)	211,359
200,000	Empresa Electrica Guacolda SA, 4.56%, 4/30/25	191,750

		403,109

35

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
China — 8.19%
$ 200,000	China Overseas Finance Cayman VI Ltd., 6.45%, 6/11/34	$248,640
200,000	CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	201,705
200,000	CRCC Yupeng Ltd., 3.95%, 2/28/49(b)	205,895
250,000	Industrial & Commercial Bank of China Ltd., New York, 2.91%, 11/13/20	255,617
200,000	Kaisa Group Holdings Ltd., 6.56% cash or payment-in-kind interest, 12/31/19(e)	190,016
110,000	Kaisa Group Holdings Ltd., 6.56% cash or payment-in-kind interest, 12/31/21(e)	105,258
20,000	Nexen Energy ULC, 6.40%, 5/15/37	26,200
200,000	Proven Honour Capital Ltd., 4.13%, 5/6/26	210,304
200,000	Trillion Chance Ltd., 8.50%, 1/10/19	210,326

		1,653,961

Colombia — 4.11%
200,000	Banco de Bogota SA, 6.25%, 5/12/26(a)	212,051
235,000	Ecopetrol SA, 5.88%, 5/28/45	213,556
110,000	Ecopetrol SA, 7.38%, 9/18/43	116,600
156,000,000(c)	Empresa de Telecomunicaciones de Bogota, 7.00%, 1/17/23	39,393
200,000	Gruposura Finance SA, 5.50%, 4/29/26	212,696
100,000	Pacific Exploration and Production Corp., 5.13%, 3/28/23(f)	18,500
100,000	Pacific Exploration and Production Corp., 5.38%, 1/26/19	18,036

		830,832

Guernsey — 0.79%
154,228	Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust, 5.13%, 11/30/22	160,282

Hong Kong — 2.14%
200,000	HKT Capital No. 4 Ltd., 3.00%, 7/14/26	198,272
200,000	MCE Finance Ltd., 5.00%, 2/15/21	201,145
40,000	Noble Group Ltd., 6.75%, 1/29/20	32,309

		431,726

India — 4.68%
200,000	Bharti Airtel International Netherlands BV, 5.13%, 3/11/23	216,673
200,000	ICICI Bank Ltd./Dubai, 4.80%, 5/22/19	212,524
220,000	ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26	221,245
200,000	Vedanta Resources Plc, 7.13%, 5/31/23	188,441
100,000	Vedanta Resources Plc, 9.50%, 7/18/18	105,865

		944,748

36

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
Indonesia — 2.75%
$200,000	Pelabuhan Indonesia II PT, 4.25%, 5/5/25	$203,683
130,000	Pertamina Persero PT, 5.63%, 5/20/43	136,060
200,000	Perusahaan Gas Negara Persero Tbk PT, 5.13%, 5/16/24	216,211

		555,954

Israel — 2.59%
130,000	Delek & Avner Tamar Bond Ltd., 4.44%, 12/30/20(a)	137,150
21,516	Delek & Avner Tamar Bond Ltd., 5.08%, 12/30/23(a)	22,968
249,000	Israel Electric Corp. Ltd., 5.00%, 11/12/24(a)	272,991
60,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	60,029
30,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	30,149

		523,287

Jamaica — 0.87%
200,000	Digicel Ltd., 6.75%, 3/1/23	176,000

Luxembourg — 3.11%
200,000	Altice Financing SA, 6.50%, 1/15/22	211,000
200,000	Altice Financing SA, 7.50%, 5/15/26(a)	208,250
200,000	Millicom International Cellular SA, 6.63%, 10/15/21	208,388

		627,638

Malaysia — 1.04%
200,000	Axiata SPV2 Berhad, 3.47%, 11/19/20	209,520

Mexico — 2.64%
250,000	BBVA Bancomer SA, 6.75%, 9/30/22	279,375
150,000	Grupo Posadas SAB de CV, 7.88%, 6/30/22	156,000
110,000	Petroleos Mexicanos, 5.63%, 1/23/46	96,220
225,000	Urbi Desarrollos Urbanos SAB de CV, 9.75%, 2/3/22(f)	1,125

		532,720

Morocco — 1.00%
200,000	OCP SA, 4.50%, 10/22/25	202,482

Netherlands — 0.91%
200,000	Zhaikmunai LLP, 6.38%, 2/14/19	184,040

Peru — 0.54%
10,000	Banco de Credito del Peru/Panama, 6.13%, 4/24/27(b)	11,078
77,000	Banco de Credito del Peru/Panama, 6.88%, 9/16/26(b)	87,383
10,000	Southern Copper Corp., 5.88%, 4/23/45	9,948

		108,409

37

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
Philippines — 1.03%
$200,000	Royal Capital B.V., 5.50%, 11/5/49(b)	$208,265

Qatar — 1.03%
200,000	Ooredoo International Finance Ltd., 3.88%, 1/31/28	207,547

Russia — 10.55%
200,000	Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23	215,628
200,000	Gazprom OAO Via Gaz Capital SA, 4.95%, 2/6/28	200,726
100,000	Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22	111,020
200,000	MMC Norilsk Nickel OJSC Via MMC Finance Ltd., 6.63%, 10/14/22	225,901
200,000	Rosneft Oil Co. Via Rosneft International Finance Ltd., 3.15%, 3/6/17	200,369
200,000	Sberbank of Russia Via SB Capital SA, 5.50%, 2/26/24(b)	202,065
200,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21	223,366
300,000	Vnesheconombank Via VEB Finance Plc, 6.90%, 7/9/20	326,086
200,000	VTB Bank OJSC Via VTB Capital SA, 6.95%, 10/17/22	213,500
200,000	VTB Bank PJSC Via VTB Eurasia Ltd., 9.50%, 12/6/22(b)	213,532

		2,132,193

Singapore — 3.07%
200,000	Global Logistic Properties Ltd., 3.88%, 6/4/25	207,168
200,000	Oversea-Chinese Banking Corp. Ltd., 3.15%, 3/11/23(b)	203,363
200,000	Oversea-Chinese Banking Corp. Ltd., 3.50%, 10/15/24(b)	209,277

		619,808

South Africa — 0.67%
68,000	AngloGold Ashanti Holdings Plc, 5.13%, 8/1/22	70,258
65,000	AngloGold Ashanti Holdings Plc, 6.50%, 4/15/40	66,170

		136,428

South Korea — 1.97%
200,000	Kookmin Bank, 1.63%, 8/1/19(a)	199,884
200,000	NongHyup Bank, 1.88%, 9/12/21(a)	198,695

		398,579

Thailand — 2.05%
200,000	Krung Thai Bank PCL/Cayman Islands, 5.20%, 12/26/24(b)	210,827
200,000	PTT Exploration & Production PCL, 4.88%, 12/29/49(b)	203,625

		414,452

Turkey — 7.53%
200,000	Akbank TAS, 4.00%, 1/24/20	197,265
200,000	KOC Holding AS, 5.25%, 3/15/23(a)	204,868

38

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
$200,000	Turk Telekomunikasyon AS, 4.88%, 6/19/24	$198,409
200,000	Turkiye Garanti Bankasi AS, 4.75%, 10/17/19	201,465
300,000	Turkiye Garanti Bankasi AS, 6.25%, 4/20/21	315,963
200,000	Turkiye Is Bankasi, 5.38%, 10/6/21(a)	200,840
200,000	Yapi ve Kredi Bankasi AS, 5.25%, 12/3/18	203,352

		1,522,162

United Arab Emirates — 1.65%
200,000	DP World Crescent Ltd., 3.91%, 5/31/23(a)	206,182
110,000	DP World Ltd., 6.85%, 7/2/37	127,093

		333,275

Venezuela — 0.20%
20,000	Petroleos de Venezuela SA, 5.25%, 4/12/17	17,095
26,133	Petroleos de Venezuela SA, 8.50%, 11/2/17	22,369

		39,464

Total Corporate Bonds		17,561,237

(Cost $17,310,686)

Foreign Government Bonds — 5.41%
Argentina — 2.60%
154,989	Argentina Bonar Bonds, 7.00%, 4/17/17	163,090
200,000	Argentine Republic Government International Bond, 6.25%, 4/22/19(a)	211,762
150,000	Provincia del Chaco Argentina, 9.38%, 8/18/24(a)	149,550

		524,402

Korea — 1.02%
200,000	Export-Import Bank of Korea, 2.50%, 5/10/21	205,954

Ukraine — 1.79%
120,000	Ukraine Government International Bond, 3.04%, 5/31/40(a)(g)	38,278
110,000	Ukraine Government International Bond, 4.70%, 5/31/40(g)	35,088
100,000	Ukraine Government International Bond, 7.75%, 9/1/19	98,750
200,000	Ukreximbank Via Biz Finance Plc, 9.75%, 1/22/25	190,511

		362,627

Total Foreign Government Bonds		1,092,983

(Cost $1,087,860)

39

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2016

Shares		Value
Investment Company — 5.54%
1,120,063	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	$1,120,063

Total Investment Company		1,120,063

(Cost $1,120,063)

Contracts
Put Options Purchased — 0.00%
3	Ultra U.S. Treasury Bonds, Strike Price USD 168.00, Expires 11/25/16	891

Total Put Options Purchased		891
(Cost $2,554)

Total Investments		$19,775,174
(Cost $19,521,163)(h) — 97.88%

Other assets in excess of liabilities — 2.12%		427,623

NET ASSETS — 100.00%		$20,202,797

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2016.
(c)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(d)	Principal amount denoted in Euros.
(e)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)	Zero coupon bond. The rate represents the yield at time of purchase.
(h)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

40

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2016

Financial futures contracts as of September 30, 2016:

Long Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
Five Year U.S. Treasury Bonds	9	December 2016	$(1,492)	USD	1,095,133	Citigroup Global Markets, Inc.
Ten Year U.S. Treasury Bonds	3	December 2016	(844)	USD	394,219	Citigroup Global Markets, Inc.

Total			$(2,336)

Foreign currency exchange contracts as of September 30, 2016:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	127,959	USD	40,000	Citibank, N.A.	10/4/16	$ (704)
BRL	167,041	USD	52,168	Citibank, N.A.	10/4/16	(870)
COP	58,995,000	USD	20,000	Citibank, N.A.	10/4/16	444
COP	58,478,801	USD	19,870	Citibank, N.A.	10/4/16	395
COP	1,884,387	USD	635	Citibank, N.A.	10/4/16	18
TRY	518,338	USD	168,140	Citibank, N.A.	10/4/16	4,438
TRY	521,744	USD	170,445	Citibank, N.A.	10/4/16	3,267
USD	4,613	TRY	13,948	Citibank, N.A.	10/4/16	(31)
USD	2,692	ZAR	40,233	Citibank, N.A.	10/4/16	(237)
USD	40,378	COP	119,358,188	Citibank, N.A.	10/4/16	(984)
USD	164,234	TRY	497,295	Citibank, N.A.	10/4/16	(1,337)
USD	89,243	BRL	295,000	Citibank, N.A.	10/4/16	(1,351)
USD	168,675	TRY	528,839	Citibank, N.A.	10/4/16	(7,399)
ZAR	40,233	USD	2,687	Citibank, N.A.	10/4/16	242
USD	224,177	EUR	200,000	Citibank, N.A.	12/7/16	(1,207)

Total						$(5,316)

Credit default swaps buy protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Notional Amount (000)		Value
1.00%	Brazilian Government International Bond	BNP Paribas SA	12/20/18	USD	480	$1,076
1.00%	Brazilian Government International Bond	BNP Paribas SA	12/20/21	USD	205	16,233
1.00%	CDX.EM, Series 26	Citigroup Global Markets, Inc.	12/20/21	USD	100	6,414
1.00%	China Government International Bond	Barclays Bank Plc	12/20/21	USD	420	1,623
1.00%	Colombia Government International Bond	Citibank, N.A.	12/20/21	USD	460	14,486
1.00%	iTraxx Europe Subordinated Financials Index, Series 26	Citibank, N.A.	12/20/21	EUR	190	14,293

41

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2016

Fixed Rate	Issuer	Counterparty	Expiration Date	Notional Amount (000)		Value
1.00%	Mexico Government International Bond	BNP Paribas SA	12/20/21	USD	200	$ 6,203
1.00%	Mexico Government International Bond	Citibank, N.A.	12/20/21	USD	200	6,203
1.00%	Mexico Government International Bond	BNP Paribas SA	12/20/21	USD	100	3,104
1.00%	South African Government International Bond	Barclays Bank Plc	12/20/17	USD	920	(4,948)
1.00%	South African Government International Bond	BNP Paribas SA	12/20/21	USD	200	14,548
1.00%	Turkey Government International Bond	BNP Paribas SA	12/20/18	USD	390	1,673

Total (Premiums received $(3,926)/Premiums paid $99,661)						$80,908

Credit default swaps sell protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Implied Credit Spread*	Notional Amount (000)(a)		Value
5.00%	Argentine Government International Bond	Barclays Bank Plc	12/20/21	3.85%	USD	230	$ 12,190
5.00%	Argentine Government International Bond	BNP Paribas SA	12/20/21	3.85%	USD	100	5,324
1.00%	Russia Government International Bond	BNP Paribas SA	12/20/21	2.16%	USD	200	(11,491)
1.00%	Russia Government International Bond	Barclays Bank Plc	12/20/21	2.16%	USD	200	(11,498)

Total (Premiums received $(22,392)/(Premiums paid $13,291)							$ (5,475)

*	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

42

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2016

Abbreviations used are defined below:

BRL - Brazilian Real

COP - Colombian Peso

EUR - Euro

TRY - Turkish Lira

USD - United States Dollar

ZAR - South African Rand

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	29.25%
Energy	19.96%
Materials	9.72%
Telecom Services	9.35%
Utilities	5.89%
Foreign Government Bonds	5.41%
Consumer Discretionary	5.38%
Industrials	5.06%
Consumer Staples	1.85%
Health Care	0.45%
Other*	7.68%

100.00%

*	Includes cash, Investment Company, put options purchased, credit default swaps, financial futures contracts, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

43

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund

September 30, 2016

Principal Amount		Value
Bank Loans — 4.87%
Australia — 0.47%
$ 153,854	Fortescue Metals Group, Ltd. Term Loan B, 3.75%, 6/30/19(a)	$153,644

United States — 4.40%
87,604	Belk, Inc. Term Loan B, 5.75%, 11/18/22(a)	79,250
149,250	Charter Communications Operating LLC, Term Loan, 3.50%, 1/20/23(a)	150,141
98,000	Chesapeake Energy Corp. Term Loan, 8.50%, 8/16/21(a)	102,808
11,861	Hilton Worldwide Holdings, Inc. Term Loan, 3.50%, 10/25/20(a)	11,921
121,256	Hilton Worldwide Holdings, Inc. Term Loan B2, 2.50%, 10/26/20(a)	122,184
252,000	Level 3 Financing, Inc. Term Loan B2, 3.50%, 5/31/22(a)	253,260
342,567	SBA Communications Corp. Term Loan B1A, 3.25%, 3/31/21(a)	343,167
238,837	Toys R Us, Inc. Term Loan, 6.00%, 8/21/19(a)	224,805
99,570	Verso Corp. Term Loan, 12.00%, 6/6/21(a)	94,591
17,932	Vertellus Specialties, Inc. Term Loan, 9.00%, 5/31/46(a)	17,954
57,300	Vertellus Specialties, Inc. Term Loan, 10.50%, 10/10/19(a)	37,675

		1,437,756

Total Bank Loans		1,591,400

(Cost $1,578,125)

Corporate Bonds — 91.43%
Australia — 0.94%
300,000	TFS Corp Ltd., 8.75%, 8/1/23(b)	306,750

Belgium — 0.92%
300,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23(b)	299,250

Brazil — 1.77%
120,000	Petrobras Global Finance BV, 5.38%, 1/27/21	118,554
110,000	Petrobras Global Finance BV, 5.63%, 5/20/43	84,667
56,000	Petrobras Global Finance BV, 8.38%, 5/23/21	61,134
165,000	Petrobras Global Finance BV, 8.75%, 5/23/26	182,325
60,000	Vale Overseas Ltd, 6.25%, 8/10/26	62,682
80,000	Vale SA, 5.63%, 9/11/42	67,200

		576,562

Canada — 5.00%
292,000	1011778 BC ULC/New Red Finance, Inc., 6.00%, 4/1/22(b)	306,600
78,000	1011778 BC ULC/New Red Finance, Inc., 6.00%, 4/1/22(b)	81,900
148,000	Cogeco Communications Inc., 4.88%, 5/1/20(b)	152,440
525,000(c)	Great Canadian Gaming Corp., 6.63%, 7/25/22(b)	419,176
100,000	MEG Energy Corp., 6.50%, 3/15/21(b)	81,625
110,000	MEG Energy Corp., 7.00%, 3/31/24(b)	86,900

44

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 100,000	Paramount Resources Ltd., 6.88%, 6/30/23(b)	$103,750
210,000	Seven Generations Energy Ltd., 6.75%, 5/1/23(b)	218,018
90,000	Teck Resources Ltd., 4.75%, 1/15/22	88,200
100,000	Teck Resources Ltd., 6.25%, 7/15/41	94,849

		1,633,458

France — 4.72%
400,000	Albea Beauty Holdings SA, 8.38%, 11/1/19(b)	418,560
280,000(d)	SFR Group SA, 5.63%, 5/15/24	323,958
400,000	SFR Group SA, 6.00%, 5/15/22(b)	407,726
400,000	Societe Generale SA, 7.38%, 9/13/49(a)(b)	390,000

		1,540,244

Germany — 3.73%
150,000(d)	Hypo Real Estate International Trust I, 5.86%, 6/29/49	164,888
100,000(d)	IHO Verwaltungs GmbH, 2.75% cash or 3.50% payment-in-kind interest, 9/15/21(b)(e)	112,173
137,000(d)	IHO Verwaltungs GmbH, 3.25% cash or 4.00% payment-in-kind interest, 9/15/23(b)(e)	154,293
179,000(d)	IHO Verwaltungs GmbH, 3.75% cash or 4.50% payment-in-kind interest, 9/15/26(b)(e)	199,989
370,000(d)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	426,455
150,000	ZF North America Capital, Inc., 4.50%, 4/29/22(b)	159,057

		1,216,855

Ireland — 0.35%
100,000(d)	Ardagh Packaging Finance Plc/Ardagh Holdings USA Inc., 4.13%, 5/15/23(b)	115,068

Italy — 2.16%
490,000	Wind Acquisition Finance SA, 4.75%, 7/15/20(b)	494,900
200,000	Wind Acquisition Finance SA, 7.38%, 4/23/21(b)	209,250

		704,150

Luxembourg — 3.09%
320,000	Altice Financing SA, 6.63%, 2/15/23(b)	328,400
200,000	ARD Finance SA, 7.13% cash or 7.88% payment-in-kind interest, 9/15/23(b)(e)	199,000
20,000	Camelot Finance SA, 7.88%, 10/15/24(b)	20,600
204,000(d)	DEA Finance SA, 7.50%, 10/15/22(b)	229,165
100,000(d)	Hanesbrands Finance Luxembourg SCA, 3.50%, 6/15/24(b)	116,104
100,000(d)	Swissport Investments SA, 6.75%, 12/15/21(b)	115,771

		1,009,040

Mexico — 0.00%
280,000	Urbi Desarrollos Urbanos SAB de CV, 9.75%, 2/3/22(f)	1,400

45

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2016

Principal Amount		Value

Netherlands — 3.49%
100,000(d)	LGE HoldCo VI BV, 7.13%, 5/15/24	$124,921
140,000(d)	Lincoln Finance Ltd, 6.88%, 4/15/21(b)	168,965
$ 200,000	NXP BV/NXP Funding LLC, 4.13%, 6/1/21(b)	213,900
290,000(g)	UPC Holding BV, 6.75%, 3/15/23	320,617
100,000(d)	UPCB Finance IV Ltd., 4.00%, 1/15/27	111,416
200,000	UPCB Finance IV Ltd., 5.38%, 1/15/25(b)	201,150

		1,140,969

New Zealand — 0.20%
60,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 7/15/24(b)	64,350

Switzerland — 0.63%
200,000	UBS AG, 5.13%, 5/15/24	206,250

United Kingdom — 5.96%
120,000(h)	AA Bond Co. Ltd, 5.50%, 7/31/22	153,279
135,000	CEVA Group Plc, 7.00%, 3/1/21(b)	109,350
160,000(h)	CYBG Plc, 5.00%, 2/9/26(a)	198,860
100,000(d)	Ephios Bondco Plc, 5.00%, 7/1/22(b)	113,515
210,000(d)	Ephios Bondco Plc, 6.25%, 7/1/22(b)	249,444
130,000(d)	Royal Bank of Scotland Group Plc, 5.25%, 6/29/49	138,111
290,000	Tullow Oil Plc, 6.00%, 11/1/20	261,435
140,000(d)	Virgin Media Secured Finance Plc, 4.50%, 1/15/25	156,533
200,000	Virgin Media Secured Finance Plc, 5.50%, 1/15/25(b)	204,800
270,000(h)	Virgin Media Secured Finance Plc, 6.00%, 4/15/21	362,279

		1,947,606

United States — 58.47%
288,000	Acadia Healthcare Co., Inc., 5.63%, 2/15/23	292,320
31,000	Acadia Healthcare Co., Inc., 6.50%, 3/1/24	32,473
269,000	Adient Global Holdings Ltd, 4.88%, 8/15/26(b)	269,673
147,000	ADT Corp. (The), 3.50%, 7/15/22	141,487
47,000	ADT Corp. (The), 4.13%, 6/15/23	46,295
40,000	Albertsons Cos. LLC/Safeway, Inc/New Albertson’s, Inc./Albertson’s LLC, 5.75%, 3/15/25(b)	39,900
95,000	Albertsons Cos. LLC/Safeway, Inc/New Albertson’s, Inc./Albertson’s LLC, 6.63%, 6/15/24(b)	98,800
60,000	Allegion Plc, 5.88%, 9/15/23	64,500
87,000	Allegion US Holding Co., Inc., 5.75%, 10/1/21	90,806
338,321	Alliance Data Systems Corp., 5.38%, 8/1/22(b)	329,863
70,000	Allison Transmission, Inc., 5.00%, 10/1/24(b)	71,750
106,000	Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp., 9.63%, 10/15/18	99,905
240,000	Altice US Finance I Corp., 5.38%, 7/15/23(b)	248,100

46

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
$206,000	AMC Entertainment, Inc., 5.88%, 2/15/22	$213,210
215,000	Amsurg Corp., 5.63%, 7/15/22	219,838
70,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 9/15/24(b)	70,875
209,000	Apex Tool Group LLC, 7.00%, 2/1/21(b)	199,856
159,000	Aramark Services, Inc., 5.13%, 1/15/24	165,360
89,000	Argos Merger Sub, Inc., 7.13%, 3/15/23(b)	93,227
210,000	Berry Plastics Corp., 5.50%, 5/15/22	217,350
235,000	Berry Plastics Corp., 6.00%, 10/15/22	247,925
370,000	Blackboard, Inc., 7.75%, 11/15/19(b)	364,450
240,000	BMC East LLC, 5.50%, 10/1/24(b)	240,000
149,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 4/1/24(b)	158,968
168,000	CenturyLink, Inc., 5.63%, 4/1/20	177,660
110,000	CenturyLink, Inc., 6.45%, 6/15/21	117,837
340,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21(b)	340,000
48,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20(b)	49,440
248,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24(b)	267,840
159,000	CHS/Community Health Systems, Inc., 5.13%, 8/15/18	160,590
200,000	Cinemark USA, Inc., 4.88%, 6/1/23	201,000
203,000	Continental Resources Inc., 4.50%, 4/15/23	194,880
200,000	CSC Holdings LLC, 10.13%, 1/15/23(b)	230,500
233,000	DaVita HealthCare Partners, Inc., 5.00%, 5/1/25	233,874
50,000	DCP Midstream LLC, 4.75%, 9/30/21(b)	50,500
124,000	Denbury Resources, Inc, 4.63%, 7/15/23	82,460
250,000	Dish DBS Corp., 5.13%, 5/1/20	259,375
98,000	Energy Transfer Equity L.P., 5.88%, 1/15/24	101,675
284,000	Envision Healthcare Corp., 5.13%, 7/1/22(b)	282,580
62,000	Equinix, Inc., 4.88%, 4/1/20	64,247
380,000	ESH Hospitality, Inc., 5.25%, 5/1/25(b)	379,525
100,000	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21(b)	104,000
244,000	First Data Corp., 5.00%, 1/15/24(b)	247,660
60,000	Frontier Communications Corp., 7.13%, 3/15/19	64,350
70,000	HCA, Inc., 5.00%, 3/15/24	73,850
311,000	HCA, Inc., 5.88%, 5/1/23	331,215
122,000	HD Supply, Inc., 5.75%, 4/15/24(b)	128,100
621,000	HD Supply, Inc., 7.50%, 7/15/20	644,971
130,000	Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(b)	132,600
377,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21	388,310
160,000	Landry’s, Inc., 6.75%, 10/15/24(b)	162,800
80,000	Laredo Petroleum, Inc., 5.63%, 1/15/22	77,600
318,000	Level 3 Communications, Inc., 5.75%, 12/1/22	332,310
70,000	Level 3 Financing, Inc., 5.38%, 1/15/24	72,931
158,000	Lifepoint Health, Inc., 5.38%, 5/1/24(b)	158,000

47

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 284,683	Live Nation Entertainment, Inc., 5.38%, 6/15/22(b)	$293,935
110,000	Live Nation Entertainment, Inc., 7.00%, 9/1/20(b)	114,125
225,000	LTF Merger Sub, Inc., 8.50%, 6/15/23(b)	231,750
216,000	MGM Growth Properties Operating Partnership L.P./MGP Escrow Co-Issuer, Inc., 5.63%, 5/1/24(b)	234,295
173,000	MGM Resorts International, 5.25%, 3/31/20	184,245
105,000	MGM Resorts International, 6.00%, 3/15/23	113,925
136,000	Micron Technology, Inc., 5.25%, 8/1/23(b)	134,300
483,000	Momentive Performance Materials, Inc., 3.88%, 10/24/21	402,701
508,000	Momentive Performance Materials, Inc., Escrow Bond, 8.88%, 10/15/20(f)(i)	0
80,000	Nexstar Escrow Corp., 5.63%, 8/1/24(b)	80,200
315,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22(b)	325,238
60,000	Novelis Corp., 5.88%, 9/30/26(b)	61,425
90,000	Novelis Corp., 6.25%, 8/15/24(b)	95,513
97,000	Oasis Petroleum, Inc., 6.50%, 11/1/21	92,635
81,000	Oasis Petroleum, Inc., 6.88%, 3/15/22	77,557
88,000	ONEOK, Inc., 7.50%, 9/1/23	98,560
213,000	OPE KAG Finance Sub, Inc., 7.88%, 7/31/23(b)	201,818
80,000	PDC Energy, Inc., 6.13%, 9/15/24(b)	82,800
82,000	Quintiles IMS, Inc., 6.00%, 11/1/20(b)	83,230
80,000	Range Resources Corp., 5.00%, 3/15/23(b)	78,200
161,000	Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 6/1/23(b)	163,616
175,000	RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23(b)	180,687
285,000	Rite Aid Corp., 6.13%, 4/1/23(b)	307,563
70,000	Sabine Pass Liquefaction LLC, 5.63%, 3/1/25	75,250
100,000	Sabine Pass Liquefaction LLC, 5.88%, 6/30/26(b)	108,687
310,000	Sabre GLBL, Inc., 5.25%, 11/15/23(b)	315,425
110,000	SBA Communications Corp., 4.88%, 9/1/24(b)	110,825
80,000	Scientific Games International, Inc., 7.00%, 1/1/22(b)	84,600
100,000	Scientific Games International, Inc., 10.00%, 12/1/22	92,250
100,000(d)	Sealed Air Corp., 4.50%, 9/15/23(b)	123,634
501,000	Serta Simmons Bedding LLC, 8.13%, 10/1/20(b)	523,545
80,000	Sirius XM Radio, Inc., 4.25%, 5/15/20(b)	81,600
138,000	Sirius XM Radio, Inc., 5.88%, 10/1/20(b)	142,054
90,000	Sprint Communications, Inc., 9.00%, 11/15/18(b)	99,337
92,000	Sprint Corp., 7.25%, 9/15/21	92,345
210,000	Sunoco L.P./Sunoco Finance Corp., 5.50%, 8/1/20(b)	213,413
70,000	Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23(b)	71,925
34,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.13%, 11/15/19	34,476
140,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.13%, 2/1/25(b)	140,175
130,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21(b)	134,225
300,000	Tenet Healthcare Corp., 5.00%, 3/1/19	293,250
200,000	Tenet Healthcare Corp., 8.00%, 8/1/20	202,000

48

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 20,000	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.13%, 10/15/21	$20,900
140,000	T-Mobile USA, Inc., 6.50%, 1/15/26	154,875
170,000	T-Mobile USA, Inc., 6.63%, 4/28/21	178,925
300,000	TransDigm, Inc., 5.50%, 10/15/20	309,000
174,000	Univision Communications, Inc., 5.13%, 5/15/23(b)	176,175
105,000	Univision Communications, Inc., 6.75%, 9/15/22(b)	111,431
320,000(d)	VRX Escrow Corp., 4.50%, 5/15/23	284,010
167,390	VRX Escrow Corp., 5.88%, 5/15/23(b)	144,697
257,000(d)	VWR Funding, Inc., 4.63%, 4/15/22	294,323
90,000	WESCO Distribution, Inc., 5.38%, 6/15/24(b)	90,225
165,000	Whiting Petroleum Corp., 5.00%, 3/15/19	159,637
30,000	WMG Acquisition Corp., 5.00%, 8/1/23(b)	30,450
410,000	Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	430,500

		19,092,093

Total Corporate Bonds		29,854,045

(Cost $29,511,781)

Shares
Common Stocks — 0.21%
Germany — 0.01%
1,929	Telegate AG*	2,182

Italy — 0.06%
8,645	Italiaonline*	19,695

United States — 0.14%
13	CEVA Holdings LLC*	5,228
6,152	Verso Corp., Class A*	39,680

		44,908

Total Common Stocks		66,785
(Cost $115,264)

Warrants/Rights — 0.02%
Australia — 0.02%
48,100	TFS Corp. Ltd. Warrants, Expire 7/15/18*	7,731

Total Warrants/Rights		7,731
(Cost $0)

49

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2016

Shares		Value
Investment Company — 1.65%
538,976	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares
		$538,976

Total Investment Company		538,976
(Cost $538,976)

Preferred Stocks — 0.15%
United States — 0.15%
121	CEVA Holdings LLC, Series A-2*	48,551

Total Preferred Stocks		48,551
(Cost $103,184)

Total Investments		$32,107,488
(Cost $31,847,330)(j) — 98.33%

Other assets in excess of liabilities — 1.67%		546,805

NET ASSETS — 100.00%		$32,654,293

*	Non-income producing security.
(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2016.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Principal amount denoted in Canadian Dollars.
(d)	Principal amount denoted in Euros.
(e)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)	Principal amount denoted in Swiss Francs.
(h)	Principal amount denoted in British Pounds.
(i)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(j)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2016:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	337,000	USD	376,992	Citibank, N.A.	12/7/16	$ 2,781
USD	10,663	AUD	14,000	Citibank, N.A.	12/7/16	(35)
USD	424,290	CAD	547,000	Citibank, N.A.	12/7/16	7,143
USD	324,490	CHF	316,000	Citibank, N.A.	12/7/16	(2,143)

50

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2016

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	112,541	EUR	100,000	Citibank, N.A.	12/7/16	$ (151)
USD	4,147,009	EUR	3,700,000	Citibank, N.A.	12/7/16	(22,605)
USD	801,510	GBP	600,000	Citibank, N.A.	12/7/16	22,755

Total						$ 7,745

Credit default swaps buy protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Notional Amount (000)	Value
5.00%	INEOS Group Holdings SA	JP Morgan Chase Bank, N.A.	6/20/21	EUR 87	(6,828)

Total (Premiums received $(5,053))					$(6,828)

Abbreviations used are defined below:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Telecom Services	24.67%
Consumer Discretionary	21.86%
Energy	11.43%
Health Care	9.96%
Industrials	7.63%
Financials	6.85%
Consumer Staples	4.62%
Information Technology	4.23%
Materials	4.18%
Utilities	1.23%
Other*	3.34%

100.00%

*	Includes cash, interest and dividend receivable, pending trades and Fund share transactions, Investment Company, credit default swaps, warrants, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

51

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund

September 30, 2016

Principal Amount		Value
Convertible Bonds — 92.91%
Austria — 0.96%
31,944(a)	IMMOFINANZ AG, 4.25%, 3/18/18	$159,327

China — 7.97%
$ 352,000	Ctrip.Com International Ltd., 1.25%, 9/15/22(b)	354,640
88,000	Ctrip.com International Ltd., 1.99%, 7/1/25	99,440
250,000	ENN Energy Holdings Ltd., 4.22%, 2/26/18(c)	261,368
200,000	Semiconductor Manufacturing International Corp., 2.79%, 11/7/18(c)	232,270
2,000,000(d)	Shenzhou International Group Holdings Ltd., 0.50%, 6/18/19	376,705

		1,324,423

Cyprus — 0.76%
100,000(a)	Primecity Investment Plc, 4.00%, 11/13/19	126,237

Germany — 1.46%
100,000(a)	Air Berlin Finance BV, 6.00%, 3/6/19	91,955
100,000(a)	Aroundtown Property Holdings Plc, 3.00%, 5/5/20	150,951

		242,906

Hong Kong — 2.91%
250,000	Asia View Ltd., 1.50%, 8/8/19	264,063
220,000	PB Issuer No. 3 Ltd., 1.88%, 10/22/18	218,900

		482,963

Japan — 16.76%
10,000,000(e)	Asics Corp., 6.78%, 3/1/19(c)	105,672
10,000,000(e)	Chugoku Electric Power Co., Inc. (The), 0.80%, 3/25/20(c)	99,601
3,000,000(e)	Ebara Corp., 1.00%, 3/19/18(c)	38,519
100,000	Gunma Bank Ltd. (The), 0.49%, 10/11/19(c)	99,100
40,000,000(e)	Kawasaki Kisen Kaisha Ltd., 1.40%, 9/26/18(c)	407,549
10,000,000(e)	K’s Holdings Corp., 4.75%, 12/20/19(c)	108,430
100,000	Mitsui OSK Lines Ltd., 3.30%, 4/24/20(c)	89,500
10,000,000(e)	Resorttrust, Inc., 0.49%, 12/1/21(c)	100,802
10,000,000(e)	SBI Holdings, Inc., 0.49%, 11/2/17(c)	102,066
20,000,000(e)	Sony Corp., 1.13%, 9/30/22(c)	209,691
30,000,000(e)	Takashimaya Co. Ltd., 1.32%, 12/11/20(c)	304,197
20,000,000(e)	Terumo Corp., 0.35%, 12/6/21(c)	234,209
30,000,000(e)	Toppan Printing Co. Ltd., 1.02%, 12/19/19(c)	311,543
20,000,000(e)	Toray Industries, Inc., 0.47%, 8/31/21(c)	255,288
10,000,000(e)	Yamada Denki Co. Ltd., 2.94%, 6/28/19(c)	107,867
200,000	Yamaguchi Financial Group, Inc., 0.14%, 3/26/20(f)	210,200

		2,784,234

52

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
Jersey Channel Island — 0.80%
100,000(e)	British Land Jersey Ltd., 1.50%, 9/10/17	$133,665

Malaysia — 3.85%
$ 400,000	Cahaya Capital Ltd., 0.26%, 9/18/21(c)	392,833
300,000(g)	Indah Capital Ltd., 0.31%, 10/24/18(c)	246,993

		639,826

Mexico — 1.08%
161,000	Cemex SAB de CV, 3.75%, 3/15/18	179,950

Netherlands — 2.25%
220,000	NXP Semiconductor NV, 1.00%, 12/1/19	259,820
100,000(a)	Vastned Retail NV, 1.88%, 4/10/19	114,359

		374,179

Norway — 2.53%
200,000	Golden Ocean Group Ltd., 3.07%, 1/30/19	140,500
100,000(a)	Marine Harvest ASA, 0.88%, 5/6/19	180,695
99,000	Ship Finance International Ltd., 5.75%, 10/15/21	99,000

		420,195

Philippines — 1.29%
200,000	AYC Finance Ltd., 0.50%, 5/2/19	214,750

Singapore — 1.08%
250,000(e)	Capitaland Ltd., 2.80%, 6/8/25	180,043

South Africa — 1.97%
200,000(a)	Steinhoff Finance Holding GmbH, 4.00%, 1/30/21	326,784

Taiwan — 5.99%
200,000	Advanced Semiconductor Engineering, Inc., 0.00%, 9/5/18(c)	249,000
250,000	Siliconware Precision Industries Co. Ltd., 1.00%, 10/31/19(c)	265,857
400,000	United Microelectronics Corp., 1.37%, 5/18/20(c)	379,786
100,000	Zhen Ding Technology Holding Ltd., 0.07%, 6/26/19(c)	100,600

		995,243

United Arab Emirates — 1.07%
200,000(a)	Aabar Investments PJSC, 0.50%, 3/27/20	178,436

United Kingdom — 1.49%
100,000(e)	Helical Bar Jersey Ltd., 4.00%, 6/17/19	122,269
100,000(e)	St. Modwen Properties Securities Jersey Ltd., 2.88%, 3/6/19	124,778

		247,047

53

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2016

Principal Amount		Value
United States — 38.69%
$160,000	Akamai Technologies, Inc., 0.25%, 2/15/19(c)	$156,300
150,000	Ares Capital Corp., 4.38%, 1/15/19	156,000
77,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	96,009
80,000	Blackhawk Network Holdings, Inc., 1.50%, 1/15/22(b)	76,200
100,000	Brocade Communications Systems, Inc., 1.38%, 1/1/20	98,687
138,000	Cardtronics, Inc., 1.00%, 12/1/20	145,245
323,000	Citrix Systems, Inc., 0.50%, 4/15/19	365,192
490,000	Dish Network Corp., 3.38%, 8/15/26(b)	536,550
105,000	Extra Space Storage L.P., 3.13%, 10/1/35(b)	113,334
250,000	FireEye Inc., 1.63%, 6/1/35	227,813
200,000	Herbalife Ltd., 2.00%, 8/15/19	197,598
50,000	Hologic, Inc., 2.00%, 3/1/42	68,125
127,000	Huron Consulting Group, Inc., 1.25%, 10/1/19	127,953
99,000	Intel Corp., 3.25%, 8/1/39	181,046
70,000	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	78,269
140,000	JDS Uniphase Corp., 0.63%, 8/15/33	139,300
33,000	LAM Research Corp., 1.25%, 5/15/18	52,532
130,000	Liberty Interactive LLC, 1.75%, 9/30/46(b)	137,313
180,000	Liberty Media Corp., 1.38%, 10/15/23	187,650
32,000	Medidata Solutions, Inc., 1.00%, 8/1/18	37,380
256,000	Microchip Technology, Inc., 1.63%, 2/15/25	326,400
170,000	Micron Technology, Inc., Series G, 3.00%, 11/15/43	151,087
136,000	Nuance Communications, Inc., 1.00%, 12/15/35(b)	118,320
116,000	NuVasive, Inc., 2.25%, 3/15/21(b)	146,740
113,000	ON Semiconductor Corp., 1.00%, 12/1/20	114,554
63,000	Pattern Energy Group, Inc., 4.00%, 7/15/20	63,394
130,000	Priceline Group, Inc. (The), 1.00%, 3/15/18	205,725
18,000	Proofpoint, Inc., 1.25%, 12/15/18	34,740
200,000	QIAGEN NV, 0.38%, 3/19/19	224,000
376,000	Salesforce.com, Inc., 0.25%, 4/1/18	449,555
250,000	ServiceNow, Inc., 1.92%, 11/1/18(c)	304,375
160,000	Starwood Property Trust, Inc., 4.55%, 3/1/18	175,400
96,000	Synchronoss Technologies, Inc., 0.75%, 8/15/19	101,340
32,000	TESARO, Inc., 3.00%, 10/1/21	93,980
380,000	Tesla Motors, Inc., 1.25%, 3/1/21	324,900
55,000	Wright Medical Group NV, 2.25%, 11/15/21(b)	71,534
$336,000	Yahoo!, Inc., 0.35%, 12/1/18(c)	343,980

		6,428,520

Total Convertible Bonds		15,438,728

(Cost $14,602,494)

54

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2016

Shares		Value
Common Stocks — 0.97%
France — 0.41%
524	Technip SA	$32,181
131	Unibail-Rodamco SE	35,318

		67,499

Germany — 0.29%
1,442	Evonik Industries AG	48,750

United States — 0.27%
250	Illumina, Inc.*	45,415

Total Common Stocks		161,664

(Cost $158,242)

Convertible Preferred Stocks — 0.57%
United States — 0.57%
867	American Tower Corp., 5.50%, 2/15/18	95,045

Total Convertible Preferred Stocks		95,045

(Cost $87,181)
Contracts
Call Options Purchased — 0.02%
10	Airbus Group SE, Strike Price EUR 76.00, Expires 12/15/17	809
70	Euro STOXX 50, Strike Price EUR 4,000.00, Expires 12/16/16	79
19	Vodafone Group Plc, Strike Price GBP 240.00, Expires 12/15/17	2,647

Total Call Options Purchased		3,535

(Cost $66,531)

Put Options Purchased — 0.26%
18	S&P 500 Index, Strike Price USD 2,100.00, Expires 11/18/16	42,480

Total Put Options Purchased		42,480

(Cost $64,841)

55

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2016

Shares		Value
Investment Company — 2.54%
421,927	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares
		$421,927

Total Investment Company		421,927

(Cost $421,927)

Total Investments		$16,163,379
(Cost $15,401,216)(h) — 97.27%

Other assets in excess of liabilities — 2.73%		452,816

NET ASSETS — 100.00%		$16,616,195

*	Non-income producing security.
(a)	Principal amount denoted in Euros.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Zero coupon bond. The rate represents the yield at time of purchase.
(d)	Principal amount denoted in Hong Kong Dollars.
(e)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(f)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2016.
(g)	Principal amount denoted in Singapore Dollars.
(h)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

56

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2016

Foreign currency exchange contracts as of September 30, 2016:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
HKD	1,908,000	USD	246,097	Citibank, N.A.	12/7/16	$ 68
SGD	250,000	USD	183,076	Citibank, N.A.	12/7/16	305
USD	1,624,219	EUR	1,450,000	Citibank, N.A.	12/7/16	(9,818)
USD	407,993	GBP	305,000	Citibank, N.A.	12/7/16	12,126
USD	612,153	HKD	4,743,000	Citibank, N.A.	12/7/16	224
USD	2,354,992	JPY	242,623,000	Citibank, N.A.	12/7/16	(44,738)
USD	623,248	SGD	845,000	Citibank, N.A.	12/7/16	3,420

Total						$(38,413)

Options written as of September 30, 2016:

Contracts	Put Options	Value
(18)	S&P 500 Index, Strike Price USD 2,000.00, Expires 11/18/16	$(15,660)

Total (Premiums received $(34,879))		$(15,660)

Financial futures contracts as of September 30, 2016:

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
S & P 500	5	December 2016	$2,588	USD	542,688	Citigroup Global
E-MINI Index						Markets, Inc.

Abbreviations used are defined below:

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

SGD - Singapore Dollar

USD - United States Dollar

57

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2016

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Information Technology	27.39%
Financials	20.28%
Consumer Discretionary	20.18%
Industrials	7.13%
Telecom Services	5.89%
Consumer Staples	5.87%
Health Care	4.68%
Utilities	2.17%
Energy	0.57%
Materials	0.29%
Other*	5.55%

100.00%

*	Includes cash, options, Investment Company, financial futures contracts, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

58

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund

September 30, 2016

Principal Amount		Value
Corporate Bonds — 26.44%
Canada — 1.58%
$ 1,410,000	Fortis, Inc., 3.06%, 10/4/26(a)	$1,404,015
950,000	Transcanada Trust, 5.80%, 8/15/76(b)	1,005,100

		2,409,115

France — 1.77%
700,000(c)	Groupama SA, 6.38%, 5/29/49(b)	724,277
2,020,000	Societe Generale SA, 7.38%, 12/29/49(a)(b)	1,969,500

		2,693,777

Germany — 0.31%
414,000(c)	Bayer AG, 3.00%, 7/1/75(b)	468,799

Ireland — 0.90%
1,200,000(c)	LCH Clearnet SA Via Freshwater Finance Plc, 6.58%, 5/29/49(b)	1,362,366

Italy — 0.30%
493,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(a)	451,030

Netherlands — 1.09%
1,400,000(c)	Cooperatieve Rabobank UA, 6.63%, 12/29/49(b)	1,653,663

Switzerland — 6.13%
290,000(c)	Credit Suisse AG, 5.75%, 9/18/25(b)	353,504
1,930,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 6/9/23(a)	1,948,863
3,317,000	UBS AG, 4.75%, 5/22/23(b)	3,378,068
2,546,000	UBS AG, 5.13%, 5/15/24	2,625,563
982,000	UBS AG/Jersey, 7.25%, 2/22/22(b)	996,194

		9,302,192

United Kingdom — 6.30%
1,200,000(d)	AA Bond Co. Ltd., 3.78%, 7/31/19	1,631,181
200,000(d)	AA Bond Co. Ltd., 4.25%, 7/31/20	279,879
1,450,000(d)	Barclays Plc, 3.25%, 2/12/27	1,882,653
1,600,000(d)	HSBC Holdings Plc, 2.63%, 8/16/28	2,067,905
1,180,000	Royal Bank of Scotland Group Plc, 3.88%, 9/12/23	1,166,233
910,000	Royal Bank of Scotland Group Plc, 8.63%, 8/15/50(b)	896,350
1,050,000	Royal Bank of Scotland Plc (The), 9.50%, 3/16/22(b)	1,082,900
450,000(d)	Vodafone Group Plc, 3.00%, 8/12/56	556,329

		9,563,430

United States — 8.06%
1,813,000	E*TRADE Financial Corp., 5.88%, 12/29/49(b)	1,871,923
950,000	Express Scripts Holding Co., 3.00%, 7/15/23	964,907

59

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Principal Amount		Value
$ 850,000	Express Scripts Holding Co., 4.80%, 7/15/46	$882,955
650,000	Fidelity National Information Services, Inc., 4.50%, 8/15/46	650,150
880,000	Goldman Sachs Group, Inc. (The), 2.35%, 11/15/21	877,958
390,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26	404,625
1,900,000	Mylan NV, 2.50%, 6/7/19(a)	1,918,475
1,795,000	Mylan NV, 3.15%, 6/15/21(a)	1,828,373
1,240,000	Mylan NV, 3.95%, 6/15/26(a)	1,250,452
900,000	Shire Acquisitions Investments Ireland Designated Activity Co., 2.88%, 9/23/23	904,207
680,000	Shire Acquisitions Investments Ireland Designated Activity Co., 3.20%, 9/23/26	683,666

		12,237,691

Total Corporate Bonds		40,142,063

(Cost $40,502,599)

Foreign Government Bonds — 53.86%
Belgium — 0.93%
1,000,000(c)	Belgium Government Bond, 2.15%, 6/22/66(a)	1,418,023

Bulgaria — 3.93%
1,500,000(c)	Bulgaria Government International Bond, 2.63%, 3/26/27	1,807,169
2,250,000(c)	Bulgaria Government International Bond, 2.95%, 9/3/24	2,815,052
1,150,000(c)	Bulgaria Government International Bond, 3.13%, 3/26/35	1,341,682

		5,963,903

Cyprus — 10.77%
4,630,000(c)	Cyprus Government International Bond, 3.88%, 5/6/22	5,411,812
9,041,000(c)	Cyprus Government International Bond, 4.63%, 2/3/20(a)	10,943,667

		16,355,479

Iceland — 5.35%
1,333,000(c)	Iceland Government International Bond, 2.50%, 7/15/20	1,615,549
4,892,000	Iceland Government International Bond, 5.88%, 5/11/22	5,747,415
650,000	Iceland Government International Bond, 5.88%, 5/11/22(a)	763,524

		8,126,488

Indonesia — 3.13%
1,993,000(c)	Indonesia Government International Bond, 2.63%, 6/14/23(a)	2,349,640
2,003,000(c)	Indonesia Government International Bond, 2.88%, 7/8/21	2,403,353

		4,752,993

Israel — 1.28%
1,483,000(c)	Israel Government International Bond, 2.88%, 1/29/24	1,946,023

60

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Principal Amount		Value
Lithuania — 3.82%
4,339,000(c)	Lithuania Government International Bond, 2.13%, 10/22/35	$5,798,829

Macedonia — 2.45%
1,652,000(c)	Macedonia Government International Bond, 3.98%, 7/24/21	1,904,591
1,500,000(c)	Macedonia Government International Bond, 5.63%, 7/26/23(a)	1,815,624

		3,720,215

Mexico — 1.13%
1,605,000(c)	Mexico Government International Bond, 4.00%, 3/15/99	1,707,678

Portugal — 3.98%
726,637(c)	Portugal Obrigacoes do Tesouro OT, 2.88%, 10/15/25(a)	800,698
4,310,485(c)	Portugal Obrigacoes do Tesouro OT, 2.88%, 7/21/26(a)	4,664,014
454,348(c)	Portugal Obrigacoes do Tesouro OT, 4.95%, 10/25/23(a)	578,501

		6,043,213

Romania — 2.52%
580,000(c)	Romanian Government International Bond, 2.88%, 5/26/28(a)	704,358
2,432,000(c)	Romanian Government International Bond, 3.88%, 10/29/35(a)	3,127,260

		3,831,618

Slovak Republic — 1.61%
1,594,670(c)	Slovakia Government Bond, 3.63%, 1/16/29	2,436,327

Slovenia — 9.61%
$ 5,000,000	Slovenia Government International Bond, 4.13%, 2/18/19	5,271,239
4,950,000	Slovenia Government International Bond, 5.50%, 10/26/22	5,781,766
2,950,000	Slovenia Government International Bond, 5.85%, 5/10/23	3,534,052

		14,587,057

Spain — 3.35%
4,289,000(c)	Autonomous Community of Catalonia, 4.95%, 2/11/20	5,082,811

Total Foreign Government Bonds		81,770,657

(Cost $78,758,681)

61

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Shares		Value
Investment Company — 15.30%
23,223,800	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	$23,223,800

Total Investment Company		23,223,800

(Cost $23,223,800)

Contracts
Call Swaptions Purchased — 0.01%
38,000,000	iTraxx Main, Series 25, Strike Price EUR 60.00, Expires 10/19/16(e)	7,970
36,000,000	iTraxx Main, Series 25, Strike Price EUR 60.00, Expires 10/19/16(e)	7,550
36,000,000	iTraxx Main, Series 25, Strike Price EUR 60.00, Expires 10/19/16(e)	7,550

Total Call Swaptions Purchased		23,070

(Cost $64,372)

Total Investments		$145,159,590
(Cost 142,549,452)(f) — 95.61%

Other assets in excess of liabilities — 4.39%		6,669,441

NET ASSETS — 100.00%		$151,829,031

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2016.
(c)	Principal amount denoted in Euros.
(d)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(e)	Purchased swaption contracts at September 30, 2016:

Description	Counterparty	Fixed Rate	Expiration Date	Notional Amount (000)		Market Value
Call - iTraxx Main, Series 25 Credit Default Swap	Citibank, N.A.	1.00%*	10/19/16	38,000	EUR	$7,970
Call - iTraxx Main, Series 25 Credit Default Swap	Citibank, N.A.	1.00%*	10/19/16	36,000	EUR	7,550
Call - iTraxx Main, Series 25 Credit Default Swap	BNP Paribas S.A.	1.00%*	10/19/16	36,000	EUR	7,550

						$23,070

* The counterparty pays the fixed rate on these contracts.

Total premiums paid $64,372

62

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

(f)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2016:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
CAD	300,000	USD	227,728	Citibank, N.A.	10/21/16	$ 976
CAD	1,162,737	USD	900,000	Citibank, N.A.	10/21/16	(13,589)
EUR	1,200,000	SEK	11,399,160	Citibank, N.A.	10/21/16	19,180
EUR	1,068,298	SEK	10,200,000	Citibank, N.A.	10/21/16	11,017
EUR	331,154	SEK	3,140,000	Citibank, N.A.	10/21/16	5,962
GBP	650,000	USD	863,701	Citibank, N.A.	10/21/16	(20,829)
GBP	1,126,011	USD	1,500,000	Citibank, N.A.	10/21/16	(39,872)
MXN	15,046,160	USD	800,000	Barclays Bank Plc	10/21/16	(25,976)
MXN	42,520,430	USD	2,283,626	Barclays Bank Plc	10/21/16	(96,236)
MXN	71,538,029	USD	3,800,000	Barclays Bank Plc	10/21/16	(119,850)
SEK	69,415,518	EUR	7,307,127	Citibank, N.A.	10/21/16	(116,454)
TRY	3,500,000	USD	1,184,273	Barclays Bank Plc	10/21/16	(23,082)
USD	2,300,000	MXN	42,352,430	Barclays Bank Plc	10/21/16	121,253
USD	5,573,960	GBP	4,250,000	Citibank, N.A.	10/21/16	62,876
USD	2,760,540	GBP	2,100,000	Citibank, N.A.	10/21/16	37,416
USD	800,000	MXN	14,866,400	Barclays Bank Plc	10/21/16	35,224
USD	4,350,000	CAD	5,671,160	Citibank, N.A.	10/21/16	26,601
USD	616,568	MXN	12,100,000	Barclays Bank Plc	10/21/16	(5,895)
USD	2,350,000	TRY	7,204,630	Barclays Bank Plc	10/21/16	(40,272)
TRY	3,704,630	USD	1,253,767	Barclays Bank Plc	11/16/16	(24,686)
CAD	3,000	USD	2,332	Citibank, N.A.	12/7/16	(44)
EUR	304,000	USD	342,648	Citibank, N.A.	12/7/16	(63)
EUR	15,013,000	USD	17,029,201	Citibank, N.A.	12/7/16	(110,712)
JPY	1,957,000	USD	19,004	Citibank, N.A.	12/7/16	353
JPY	2,746,000	USD	27,129	Citibank, N.A.	12/7/16	31
USD	3,101,474	GBP	2,320,000	Citibank, N.A.	12/7/16	90,288
USD	659,947	GBP	499,000	Citibank, N.A.	12/7/16	12,282
USD	2,605,094	GBP	2,000,000	Citibank, N.A.	12/7/16	9,244
USD	1,947,715	GBP	1,500,000	Citibank, N.A.	12/7/16	827
USD	2,323	CAD	3,000	Citibank, N.A.	12/7/16	35
USD	39,485	JPY	4,000,000	Citibank, N.A.	12/7/16	(78)
USD	34,105	JPY	3,500,000	Citibank, N.A.	12/7/16	(513)
USD	883,894	AUD	1,163,000	Citibank, N.A.	12/7/16	(4,811)
USD	2,235,702	EUR	2,000,000	Citibank, N.A.	12/7/16	(18,143)
USD	83,058,301	EUR	74,180,000	Citibank, N.A.	12/7/16	(536,816)
JPY	311,285,570	USD	3,100,000	Citibank, N.A.	12/20/16	(18,700)
JPY	304,786,500	USD	3,050,000	Citibank, N.A.	12/20/16	(33,032)
CNY	6,721,600	USD	1,000,000	Barclays Bank Plc	1/6/17	638
CNY	21,903,538	USD	3,250,000	Barclays Bank Plc	1/18/17	7,984
CNY	3,332,400	USD	500,000	Barclays Bank Plc	1/18/17	(4,331)
CNY	2,640,963	USD	400,000	Barclays Bank Plc	1/18/17	(7,177)

63

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
CNY	13,321,350	USD	2,000,000	Citibank, N.A.	1/18/17	$ (18,551)
CNY	13,321,350	USD	2,003,120	Barclays Bank Plc	1/18/17	(21,671)
CNY	109,137,899	USD	16,432,471	Barclays Bank Plc	1/18/17	(199,041)
SAR	9,880,000	USD	2,600,000	Barclays Bank Plc	1/18/17	26,395
SAR	9,070,831	USD	2,396,394	Barclays Bank Plc	1/18/17	14,900
SAR	9,070,831	USD	2,400,000	Citibank, N.A.	1/18/17	11,294
SAR	6,250,000	USD	1,656,638	Barclays Bank Plc	1/18/17	4,796
SAR	8,250,000	USD	2,189,142	Barclays Bank Plc	1/18/17	3,951
SAR	1,893,150	USD	500,000	Barclays Bank Plc	1/18/17	3,255
SAR	1,884,500	USD	500,000	Barclays Bank Plc	1/18/17	956
SAR	2,600,000	USD	690,435	Barclays Bank Plc	1/18/17	721
SAR	9,389,000	USD	2,500,000	Barclays Bank Plc	1/18/17	(4,127)
USD	2,003,120	CNY	13,321,350	Citibank, N.A.	1/18/17	21,671
USD	2,396,394	SAR	9,070,831	Citibank, N.A.	1/18/17	(14,900)
USD	10,800,000	CNY	74,190,600	Barclays Bank Plc	1/18/17	(235,286)
USD	11,050,000	CNY	76,145,550	Barclays Bank Plc	1/18/17	(276,070)
USD	22,100,000	SAR	85,073,950	Barclays Bank Plc	1/18/17	(515,164)
CNY	4,500,000	USD	666,272	Barclays Bank Plc	6/1/17	(2,439)
CNY	14,400,000	USD	2,138,148	Barclays Bank Plc	6/1/17	(13,882)
CNY	47,350,000	USD	7,000,089	Barclays Bank Plc	6/1/17	(15,088)
CNY	10,900,000	USD	1,623,401	Barclays Bank Plc	6/1/17	(15,449)
USD	16,294,346	CNY	109,137,899	Barclays Bank Plc	6/1/17	194,487

Total						$(1,868,216)

64

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Financial futures contracts as of September 30, 2016:

Long Position	Number of Contracts	Expiration Date	Unrealized Appreciation		Notional Value	Clearinghouse
Five Year Euro-Bobl	32	December 2016	$3,933	EUR	4,223,380	Credit Suisse Securities (USA) LLC
Thirty Year Euro-Bonds	1	December 2016	3,888	EUR	188,720	Credit Suisse Securities (USA) LLC

Total			$7,821

Short Position	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)		Notional Value	Clearinghouse
Ten Year British Bonds	34	December 2016	26,283	GBP	4,448,733	Credit Suisse Securities (USA) LLC
Thirty Year U.S. Treasury Bonds	7	December 2016	(656)	USD	1,286,469	Credit Suisse Securities (USA) LLC
Five Year U.S. Treasury Bonds	7	December 2016	(1,148)	USD	849,461	Credit Suisse Securities (USA) LLC
Ten Year U.S. Treasury Bonds	5	December 2016	2,031	USD	657,656	Credit Suisse Securities (USA) LLC

Total			$26,510

Total Return Swaps as of September 30, 2016:

Fixed Rate	Reference Entity	Counterparty	Expiration Date	Notional Amount (000)		Value
0.23%	iBoxx Euro Corporates	BNP Paribas SA	12/20/16	EUR	1,650(a)	$(46,724)
0.84%	iBoxx Euro Corporates	BNP Paribas SA	3/20/17	EUR	5,600(a)	25,532
0.17%	JPMorgan Index	BNP Paribas SA	12/20/16	EUR	7,700(a)	(451,823)

Total						$(473,015)

(a) The Counterparty pays the fixed rate on these swaps.

65

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Interest rate swaps as of September 30, 2016:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation/ (Depreciation)
(0.15)%	EUR-EURIBOR Reuters	Credit Suisse Securities (USA) LLC	12/12/21	EUR	10,200(b)	$(73,142)
0.31%	EUR-EURIBOR Reuters	Credit Suisse Securities (USA) LLC	11/9/26	EUR	7,300(a)	9,513
0.31%	EUR-EURIBOR Reuters	Credit Suisse Securities (USA) LLC	11/28/26	EUR	5,220(b)	(2,158)
0.73%	EUR-EURIBOR Reuters	Credit Suisse Securities (USA) LLC	7/4/42	EUR	4,460(b)	65,665
0.96%	GBP-BBA-LIBOR	Credit Suisse Securities (USA) LLC	11/7/56	GBP	320(b)	2,230
0.79%	GBP-BBA-LIBOR	Credit Suisse Securities (USA) LLC	9/28/66	GBP	2,210(b)	189,738
0.56%	JPY-BBA-LIBOR	Credit Suisse Securities (USA) LLC	12/8/46	JPY	135,900(b)	(42,046)
0.99%	USD-BBA-LIBOR	Credit Suisse Securities (USA) LLC	6/30/18	USD	4,080(b)	(63)
1.08%	USD-BBA-LIBOR	Credit Suisse Securities (USA) LLC	9/20/18	USD	46,100(b)	(52,777)
1.23%	USD-BBA-LIBOR	Credit Suisse Securities (USA) LLC	12/2/21	USD	6,330(b)	(14,513)
1.29%	USD-BBA-LIBOR	Credit Suisse Securities (USA) LLC	8/15/23	USD	17,450(b)	7,810
1.76%	USD-BBA-LIBOR	Credit Suisse Securities (USA) LLC	9/29/36	USD	4,600(a)	37,053

Total						$127,310

(a) The Counterparty pays the fixed rate on these swaps.

(b) The Fund pays the fixed rate on these swaps.

Credit default swaps buy protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Notional Amount (000)		Value
5.00%	Anglo American Capital Plc	BNP Paribas SA	12/20/21	EUR	1,782	$(156,522)
1.00%	Arrow Electronics, Inc.	Barclays Bank Plc	12/20/21	USD	1,790	(26,043)
1.00%	Atlantia SpA	BNP Paribas SA	6/20/21	EUR	1,621	(49,149)
1.00%	Avnet, Inc.	Barclays Bank Plc	12/20/21	USD	1,230	(4,758)
1.00%	Baker Hughes, Inc.	Deutsche Bank AG	9/20/19	USD	2,577	(62,356)
1.00%	Boston Scientific Corp.	Barclays Bank Plc	6/20/21	USD	3,800	(120,961)
1.00%	Carlsberg A/S	BNP Paribas SA	12/20/20	EUR	1,143	(28,932)
1.00%	Carlsberg A/S	BNP Paribas SA	12/20/20	EUR	432	(10,935)
1.00%	Carlsberg A/S	Barclays Bank Plc	12/20/20	EUR	15	(380)
1.00%	ENI SpA	Citibank, N.A.	6/20/21	EUR	1,000	(11,504)
1.00%	ENI SpA	BNP Paribas SA	6/20/21	EUR	235	(2,704)
1.00%	Fortum OYJ	BNP Paribas SA	6/20/22	EUR	1,533	(25,681)
5.00%	HeidelbergCement AG	Morgan Stanley & Co.	12/20/20	EUR	435	(86,103)
5.00%	HeidelbergCement AG	Morgan Stanley & Co.	12/20/20	EUR	303	(59,975)
1.00%	iTraxx Asia, Ex Japan, Series 25	Citibank, N.A.	6/20/21	USD	6,400	8,642
1.00%	iTraxx Asia, Ex Japan, Series 25	Citibank, N.A.	6/20/21	USD	1,450	1,958
1.00%	iTraxx Main, Series 25	Credit Suisse Securities (USA) LLC	6/20/21	EUR	11,240	(205,868)
1.00%	iTraxx Main, Series 25	Credit Suisse Securities (USA) LLC	6/20/21	EUR	5,860	(107,329)
1.00%	iTraxx Main, Series 25	Credit Suisse Securities (USA) LLC	6/20/21	EUR	2,171	(39,763)
1.00%	iTraxx Main, Series 25	Credit Suisse Securities (USA) LLC	6/20/21	EUR	1,036	(18,975)

66

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Fixed Rate	Issuer	Counterparty	Expiration Date	Notional Amount (000)		Value
1.00%	iTraxx Main, Series 25	Credit Suisse Securities (USA) LLC	6/20/21	EUR	400	$ (7,326)
1.00%	iTraxx Main, Series 26	Credit Suisse Securities (USA) LLC	12/20/21	EUR	7,000	(106,758)
5.00%	Jaguar Land Rover, Inc.	Citibank, N.A.	12/20/21	EUR	950	(149,280)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	5,519	(164,809)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	5,221	(153,318)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	3,427	(100,650)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	3,394	(99,681)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	3,273	(96,127)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	3,039	(89,254)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	2,338	(68,666)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	1,403	(41,206)
1.00%	Korea Government International Bond	BNP Paribas SA	12/20/20	USD	11	(323)
1.00%	LVMH	BNP Paribas SA	6/20/21	EUR	459	(17,055)
1.00%	Mattel, Inc.	Citibank, N.A.	12/20/20	USD	2,472	9,610
1.00%	MetLife, Inc.	Citibank, N.A.	12/20/20	USD	301	(1,920)
1.00%	Newell Rubbermaid, Inc.	Citibank, N.A.	12/20/20	USD	1,353	(23,943)
1.00%	Packaging Corp. of America	Morgan Stanley & Co.	12/20/20	USD	391	(9,368)
1.00%	Standard Chartered Plc	BNP Paribas SA	6/20/21	EUR	909	4,319
1.00%	Standard Chartered Plc	Citibank, N.A.	6/20/21	EUR	300	1,425
1.00%	Stanley Black & Decker, Inc.	Morgan Stanley & Co.	12/20/20	USD	1,159	(22,707)
1.00%	Statoil ASA	BNP Paribas SA	12/20/21	EUR	2,188	(65,725)
1.00%	Vodafone Group Plc	Morgan Stanley & Co.	12/20/20	EUR	488	(8,095)
1.00%	Vodafone Group Plc	Morgan Stanley & Co.	12/20/20	EUR	183	(3,036)

Total (Premiums received $(1,336,545)/(Premiums paid $234,061)						$(2,221,231)

Credit default swaps sell protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Implied Credit Spread*	Notional Amount (000)(a)		Value
1.00%	Anheuser-Busch InBev Finance, Inc.	BNP Paribas SA	12/20/20	0.45%	EUR	1,143	$28,068
1.00%	Anheuser-Busch InBev Finance, Inc.	JPMorgan Chase Bank, N.A.	12/20/20	0.45%	EUR	719	17,656
1.00%	Anheuser-Busch InBev Finance, Inc.	Barclays Bank Plc	12/20/20	0.45%	EUR	483	11,861

67

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Fixed Rate	Issuer	Counterparty	Expiration Date	Implied Credit Spread*	Notional Amount (000)(a)		Value
1.00%	Anheuser-Busch InBev Finance, Inc.	BNP Paribas SA	12/20/20	0.45%	EUR	482	$ 11,836
1.00%	Anheuser-Busch InBev Finance, Inc.	BNP Paribas SA	12/20/20	0.45%	EUR	263	6,458
1.00%	Itraxx Senior Finance, Series 26	Credit Suisse Securities (USA) LLC	12/20/21	1.01%	EUR	7,000	(24,168)
1.00%	Unicredit SpA	HSBC Bank Plc	6/20/21	4.13%	EUR	900	(141,919)
1.00%	Volkswagen Group	Citibank, N.A.	12/20/20	0.94%	EUR	791	306
1.00%	Volkswagen Group	JPMorgan Chase Bank, N.A.	12/20/20		EUR	294	114
1.00%	Volkswagen Group	Citibank, N.A.	12/20/20	0.94%	EUR	273	105
1.00%	Volkswagen Group	BNP Paribas SA	12/20/20	0.94%	EUR	243	94
1.00%	Volkswagen Group	JPMorgan Chase Bank, N.A.	12/20/20	0.94%	EUR	216	83
1.00%	Volkswagen Group	Barclays Bank Plc	12/20/20	0.94%	EUR	210	81
1.00%	Volkswagen Group	BNP Paribas SA	12/20/20	0.94%	EUR	149	57
1.00%	Volkswagen Group	BNP Paribas SA	12/20/20	0.94%	EUR	122	47
1.00%	Volkswagen Group	Barclays Bank Plc	12/20/20	0.94%	EUR	108	42
1.00%	Volkswagen Group	JPMorgan Chase Bank, N.A.	12/20/20	0.94%	EUR	108	42
1.00%	Volkswagen Group	Citibank, N.A.	12/20/20	0.94%	EUR	80	31

Total (Premiums received $(309,750)/(Premiums paid $26,229)							$ (89,206)

*	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

68

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Absolute Return Fund (cont.)

September 30, 2016

Abbreviations used are defined below:

AUD - Australian Dollar

BBA LIBOR - British Bankers Association London Interbank Offered Rate

Bobl - German Bundresobligationen

CAD - Canadian Dollar

CNY - Chinese Yuan

EUR - Euro

EURIBOR - Euro Interbank Offered Rate

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

SAR - Saudi Arabian Riyal

SEK - Swedish Krona

TRY - Turkish Lira

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	53.86%
Financials	17.36%
Health Care	5.86%
Consumer Staples	1.26%
Utilities	0.93%
Energy	0.66%
Telecommunication Services	0.37%
Other*	19.70%

100.00%

*	Includes cash, financial futures contracts, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, credit default swaps, interest rate swaps, total return swaps, options, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

69

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund

September 30, 2016

Principal Amount		Value
Corporate Bonds — 13.33%
Argentina — 5.09%
12,850,000(a)	Letras del Banco Central de la Republica Argentina, 33.59%, 12/21/16(b)	$796,291

Brazil — 5.80%
$ 435,000	Petrobras Global Finance BV, 8.38%, 5/23/21	474,880
450,000	Vale Overseas Ltd., 6.88%, 11/10/39	432,450

		907,330

Mexico — 2.44%
440,000	Petroleos Mexicanos, 5.50%, 6/27/44	381,436

Total Corporate Bonds		2,085,057

(Cost $2,081,507)

Foreign Government Bonds — 81.49%
Argentina — 15.00%
600,000	Argentine Republic Government International Bond, 8.75%, 6/2/17(c)	624,000
670,000(d)	Argentine Republic Government International Bond, 12.49%, 12/15/35(b)	77,974
2,913,334	Argentine Republic Government International Bond, 12.55%, 12/15/35(b)	307,357
415,000	Provincia de Cordoba, 7.13%, 6/10/21	434,936
900,000	Provincia del Chaco Argentina, 9.38%, 8/18/24	901,125

		2,345,392

Armenia — 3.32%
500,000	Republic of Armenia International Bond, 6.00%, 9/30/20	520,030

Bulgaria — 3.66%
490,000(d)	Bulgaria Government International Bond, 3.13%, 3/26/35	571,673

Chile — 3.47%
500,000	Chile Government International Bond, 3.88%, 8/5/20	543,125

Colombia — 3.54%
435,000(d)	Colombia Government International Bond, 3.88%, 3/22/26	553,595

Ecuador — 4.47%
685,000	Ecuador Government International Bond, 10.75%, 3/28/22	699,319

Egypt — 2.68%
435,000	Egypt Government International Bond, 6.88%, 4/30/40	418,786

70

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2016

Principal Amount		Value
Ghana — 2.38%
$ 400,000	Ghana Government International Bond, 8.13%, 1/18/26	$371,953

Indonesia — 6.73%
460,000(d)	Indonesia Government International Bond, 3.75%, 6/14/28	565,894
6,000,000,000(a)	Indonesia Treasury Bond, 8.25%, 7/15/21	485,861

		1,051,755

Kenya — 2.66%
425,000	Kenya Government International Bond Series Regs, 6.88%, 6/24/24	416,367

Lebanon — 2.75%
440,000	Lebanon Government International Bond, 6.65%, 11/3/28	429,478

Mexico — 4.48%
660,000	Mexico Government International Bond, 3.50%, 1/21/21	701,222

Morocco — 3.40%
500,000	Morocco Government International Bond, 4.25%, 12/11/22	531,590

Panama — 3.55%
500,000	Panama Government International Bond, 5.20%, 1/30/20	554,975

Peru — 3.68%
435,000	Peruvian Government International Bond, 5.63%, 11/18/50	575,976

Philippines — 2.89%
410,000	Philippine Government International Bond, 3.70%, 3/1/41	452,031

Serbia — 4.74%
700,000	Serbia International Bond, 5.88%, 12/3/18	740,915

Turkey — 6.42%
2,630,000(a)	Turkey Government Bond, 8.00%, 3/12/25	800,678
200,000	Turkey Government International Bond, 4.88%, 10/9/26	203,500

		1,004,178

Ukraine — 1.67%
818,000	Ukraine Government International Bond, 3.77%, 5/31/40(b)	260,928

Total Foreign Government Bonds		12,743,288

(Cost $12,872,568)

71

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2016

Shares		Value
Investment Company — 4.49%
702,466	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	$702,466

Total Investment Company		702,466

(Cost $702,466)

Total Investments		$15,530,811
(Cost $15,656,541)(e) — 99.31%

Other assets in excess of liabilities — 0.69%		107,531

NET ASSETS — 100.00%		$15,638,342

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(b)	Zero coupon bond. The rate represents the yield at time of purchase.
(c)	Issuer filed for bankruptcy and/or is in default of interest payments.
(d)	Principal amount denoted in Euros.
(e)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2016:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	1,441,836	USD	440,000	Citibank, N.A.	10/4/16	$ 2,785
BRL	1,453,950	USD	445,146	Citibank, N.A.	10/4/16	1,359
USD	898,085	BRL	2,895,786	Citibank, N.A.	10/4/16	8,794
NGN	37,375,000	USD	109,284	JP Morgan Chase Bank, N.A.	10/24/16	8,625
USD	115,000	NGN	37,375,000	JP Morgan Chase Bank, N.A.	10/24/16	(2,908)
BRL	2,895,786	USD	890,866	Citibank, N.A.	11/3/16	(9,450)
MXN	8,613,924	USD	437,705	Citibank, N.A.	11/16/16	4,108
USD	930,817	INR	62,542,500	Citibank, N.A.	11/16/16	(2,014)
USD	794,032	TRY	2,368,257	Citibank, N.A.	11/16/16	12,580
USD	468,401	TRY	1,410,134	Citibank, N.A.	11/16/16	3,100
USD	627,068	TWD	19,710,000	Citibank, N.A.	11/16/16	(2,554)
EUR	500,000	USD	559,962	Citibank, N.A.	12/7/16	3,499
USD	470,189	EUR	418,000	Citibank, N.A.	12/7/16	(865)
USD	1,196,677	EUR	1,063,000	Citibank, N.A.	12/7/16	(1,242)
USD	1,233,991	EUR	1,101,000	Citibank, N.A.	12/7/16	(6,751)

Total						$19,066

72

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2016

Financial futures contracts as of September 30, 2016:

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
Ten Year U.S. Treasury Bonds	24	December 2016	$ (1,751)	USD	3,145,249	Credit Suisse Securities (USA) LLC
Thirty Year Euro Bonds	2	December 2016	(17,801)	EUR	368,520	Credit Suisse Securities (USA) LLC
Ten Year Euro Bonds	3	December 2016	(3,304)	EUR	494,160	Credit Suisse Securities (USA) LLC

Total			$ (22,856)

Interest rate swaps as of September 30, 2016:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation/ (Depreciation)
12.20%	BRL-CDI	Merrill Lynch International	1/2/19	BRL	6,416(a)	$ 28,385
11.64%	BRL-CDI	BNP Paribas SA	1/4/21	BRL	3,233(a)	11,984
0.65%	HUF-BUBOR-Reuters	Citigroup Global Markets, Inc.	12/22/17	HUF	1,200,000(b)	3,003

Total						$ 43,372

(a) The Counterparty pays the fixed rate on these swaps.

(b) The Fund pays the fixed rate on these swaps.

Credit default swaps buy protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Notional Amount (000)		Value
5.00%	iTraxx Europe Cross-Over, Series 26	Citigroup Global Markets, Inc.	12/20/21	EUR	1,085	(98,584)
1.00%	Petroleos Mexicanos	BNP Paribas SA	12/20/21	USD	1,155	112,242
1.00%	Turkey Government International Bond	Barclays Bank Plc	12/20/21	USD	1,075	85,293

Total (Premiums received $(89,760)/(Premiums paid $204,433)						$ 98,951

73

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (cont.)

September 30, 2016

Abbreviations used are defined below:

BRL - Brazilian Real

BRL-CDI - Brazil Cetip Interbank Deposit Rate

EUR - Euro

HUF - Hungarian Forint

HUF-BUBOR-Reuters - Budapest Interbank Offered Rate for Hungarian Forint

INR - Indian Rupee

MXN - Mexican Peso

NGN - Nigerian Naira

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	81.49%
Financials	8.13%
Materials	2.76%
Energy	2.44%
Other*	5.18%

100.00%

*	Includes cash, Investment Company, credit default swaps, interest rate swaps, financial futures contracts, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

74

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund

September 30, 2016

Principal Amount		Value

Corporate Bonds — 33.06%
Australia — 0.29%
$ 190,000	TFS Corp Ltd., 8.75%, 8/1/23(a)	$194,275

Brazil — 1.80%
80,000	Petrobras Global Finance BV, 5.38%, 1/27/21	79,036
78,000	Petrobras Global Finance BV, 5.63%, 5/20/43	60,037
616,000	Petrobras Global Finance BV, 8.38%, 5/23/21	672,473
307,000	Petrobras Global Finance BV, 8.75%, 5/23/26	339,235
40,000	Vale Overseas Ltd, 6.25%, 8/10/26	41,788
50,000	Vale SA, 5.63%, 9/11/42	42,000

		1,234,569

Canada — 1.51%
225,000	1011778 BC ULC/New Red Finance, Inc., 6.00%, 4/1/22(a)	236,250
198,000	Cogeco Communications, Inc., 4.88%, 5/1/20(a)	203,940
286,000(b)	Great Canadian Gaming Corp., 6.63%, 7/25/22(a)	228,351
80,000	MEG Energy Corp., 6.50%, 3/15/21(a)	65,300
51,000	MEG Energy Corp., 7.00%, 3/31/24(a)	40,290
130,000	Seven Generations Energy Ltd., 6.75%, 5/1/23(a)	134,964
70,000	Teck Resources Ltd, 6.25%, 7/15/41	66,394
60,000	Teck Resources Ltd., 4.75%, 1/15/22	58,800

		1,034,289

France — 1.48%
310,000	Albea Beauty Holdings SA, 8.38%, 11/1/19(a)	324,384
190,000(c)	SFR Group SA, 5.63%, 5/15/24	219,828
230,000	SFR Group SA, 7.38%, 5/1/26(a)	235,175
240,000	Societe Generale SA, 7.38%, 12/29/49(a)(d)	234,000

		1,013,387

Germany — 1.30%
102,000(c)	IHO Verwaltungs GmbH, 3.25% cash or 4.00% payment-in-kind interest, 9/15/23(a)(e)	114,875
114,000(c)	IHO Verwaltungs GmbH, 3.75% cash or 4.50% payment-in-kind interest, 9/15/26(a)(e)	127,367
200,000	Unitymedia GmbH, 6.13%, 1/15/25(a)	209,750
380,000(c)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, 1/15/25	437,981

		889,973

Ireland — 0.17%
100,000(c)	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 4.13%, 5/15/23(a)	115,068

Italy — 1.57%
539,000(c)	Wind Acquisition Finance SA, 4.00%, 7/15/20	612,602

75

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Principal Amount		Value

$ 200,000	Wind Acquisition Finance SA, 4.75%, 7/15/20(a)	$202,000
250,000	Wind Acquisition Finance SA, 7.38%, 4/23/21(a)	261,563

		1,076,165

Luxembourg — 1.26%
230,000	Altice Financing SA, 6.63%, 2/15/23(a)	236,037
200,000	ARD Finance SA, 7.13% cash or 7.88% payment-in-kind interest, 9/15/23(a)(e)	199,000
10,000	Camelot Finance SA, 7.88%, 10/15/24(a)	10,300
136,000(c)	DEA Finance SA, 7.50%, 10/15/22(a)	152,776
130,000(c)	Hanesbrands Finance Luxembourg SCA, 3.50%, 6/15/24(a)	150,935
100,000(c)	Swissport Investments SA, 6.75%, 12/15/21(a)	115,771

		864,819

Mexico — 1.14%
465,000	Petroleos Mexicanos, 6.75%, 9/21/47(a)	459,658
285,000	Petroleos Mexicanos, 6.88%, 8/4/26	321,323

		780,981

Netherlands — 0.61%
180,000(c)	Lincoln Finance Ltd, 6.88%, 4/15/21(a)	217,241
200,000	UPCB Finance IV Ltd., 5.38%, 1/15/25(a)	201,150

		418,391

New Zealand — 0.06%
40,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 7/15/24(a)	42,900

Russia — 0.65%
380,000	Gazprom OAO Via Gaz Capital SA, 7.29%, 8/16/37	447,060

Switzerland — 0.71%
260,000(b)	Sunrise Communications Holdings SA, 2.13%, 3/31/22	268,135
210,000	UBS AG, 5.13%, 5/15/24	216,563

		484,698

United Kingdom — 2.42%
160,000(b)	AA Bond Co. Ltd., 5.50%, 7/31/22	204,372
200,000(f)	CYBG Plc, 5.00%, 2/9/26(d)	248,575
100,000(b)	Odeon & UCI Finco Plc, 9.00%, 8/1/18	132,930
200,000	Royal Bank of Scotland Group Plc, 8.63%, 8/15/50(d)	197,000
100,000(c)	Synlab Bondco Plc, 6.25%, 7/1/22(a)	118,783
100,000(c)	Virgin Media Finance Plc, 4.50%, 1/15/25	111,809
477,000(b)	Virgin Media Secured Finance Plc, 6.00%, 4/15/21	640,026

		1,653,495

76

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Principal Amount		Value

United States — 17.23%
$ 196,000	Acadia Healthcare Co., Inc, 5.63%, 2/15/23	$198,940
90,000	Acadia Healthcare Co., Inc, 6.50%, 3/1/24	94,275
200,000	Adient Global Holdings Ltd, 4.88%, 8/15/26(a)	200,500
30,000	ADT Corp. (The), 3.50%, 7/15/22	28,875
47,000	ADT Corp. (The), 4.13%, 6/15/23	46,295
20,000	Albertsons Cos. LLC/Safeway, Inc/New Albertson’s, Inc/Albertson’s LLC, 5.75%, 3/15/25(a)	19,950
57,000	Albertsons Cos. LLC/Safeway, Inc/New Albertson’s, Inc/Albertson’s LLC, 6.63%, 6/15/24(a)	59,280
120,000(c)	Alliance Data Systems Corp., 5.25%, 11/15/23	133,692
80,000	Alliance Data Systems Corp., 5.38%, 8/1/22(a)	78,000
40,000	Allison Transmission, Inc., 5.00%, 10/1/24(a)	41,000
63,000	Alta Mesa Holdings L.P./Alta Mesa Finance Services Corp., 9.63%, 10/15/18	59,377
310,000	Altice US Finance I Corp., 5.38%, 7/15/23(a)	320,463
105,000	AMC Entertainment, Inc., 5.88%, 2/15/22	108,675
137,000	Amsurg Corp., 5.63%, 7/15/22	140,083
40,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, 9/15/24(a)	40,500
90,000	Apex Tool Group LLC, 7.00%, 2/1/21(a)	86,063
106,000	Argos Merger Sub, Inc., 7.13%, 3/15/23(a)	111,035
270,000	Berry Plastics Corp., 5.50%, 5/15/22	279,450
200,000	Blackboard, Inc., 7.75%, 11/15/19(a)	197,000
150,000	BMC East LLC, 5.50%, 10/1/24(a)	150,000
93,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, 4/1/24(a)	99,222
120,000	CenturyLink, Inc., 5.63%, 4/1/20	126,900
98,000	CenturyLink, Inc., 6.45%, 6/15/21	104,983
180,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21(a)	180,000
150,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.38%, 9/15/20(a)	154,500
161,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24(a)	173,880
150,000	Cinemark USA, Inc., 4.88%, 6/1/23	150,750
50,000	Continental Resources, Inc., 4.50%, 4/15/23	48,000
161,000	Davita Healthcare Partners, Inc., 5.00%, 5/1/25	161,604
40,000	DCP Midstream LLC, 4.75%, 9/30/21(a)	40,400
86,000	Denbury Resources, Inc., 4.63%, 7/15/23	57,190
210,000	Dish DBS Corp, 5.13%, 5/1/20	217,875
40,000	Energy Transfer Equity L.P., 5.88%, 1/15/24	41,500
204,000	Envision Healthcare Corp., 5.13%, 7/1/22(a)	202,980
281,000	ESH Hospitality, Inc., 5.25%, 5/1/25(a)	280,649
70,000	Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21(a)	72,800
190,000	First Data Corp, 5.00%, 1/15/24(a)	192,850
50,000	Frontier Communications Corp., 7.13%, 3/15/19	53,625
185,000	HCA, Inc., 5.88%, 5/1/23	197,025
55,000	HD Supply, Inc., 5.75%, 4/15/24(a)	57,750

77

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Principal Amount		Value

$ 391,000	HD Supply, Inc., 7.50%, 7/15/20	$406,093
90,000	Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(a)	91,800
100,000	Landry’s, Inc., 6.75%, 10/15/24(a)	101,750
60,000	Laredo Petroleum, Inc., 5.63%, 1/15/22	58,200
190,000	Level 3 Communications, Inc., 5.75%, 12/1/22	198,550
70,000	Level 3 Financing, Inc, 5.38%, 1/15/24	72,931
60,000	LifePoint Health, Inc., 5.38%, 5/1/24(a)	60,000
248,293	Live Nation Entertainment, Inc., 5.38%, 6/15/22(a)	256,362
123,000	LTF Merger Sub, Inc., 8.50%, 6/15/23(a)	126,690
167,000	MGM Growth Properties Operating Partnership L.P./MGP Escrow Co-Issuer, Inc., 5.63%, 5/1/24(a)	181,145
90,000	MGM Resorts International, 5.25%, 3/31/20	95,850
110,000	MGM Resorts International, 6.00%, 3/15/23	119,350
88,000	Micron Technology, Inc., 5.25%, 8/1/23(a)	86,900
310,000	Momentive Performance Materials, Inc., 3.88%, 10/24/21	258,463
303,000	Momentive Performance Materials, Inc., Escrow Bond, 8.88%, 10/15/20(g)(h)	0
60,000	Nexstar Escrow Corp., 5.63%, 8/1/24(a)	60,150
185,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22(a)	191,013
40,000	Novelis Corp., 5.88%, 9/30/26(a)	40,950
70,000	Novelis Corp., 6.25%, 8/15/24(a)	74,287
55,000	Oasis Petroleum, Inc., 6.50%, 11/1/21	52,525
56,000	Oasis Petroleum, Inc., 6.88%, 3/15/22	53,620
40,000	ONEOK, Inc., 7.50%, 9/1/23	44,800
50,000	PDC Energy Inc., 6.13%, 9/15/24(a)	51,750
60,000	Range Resources Corp., 5.00%, 3/15/23(a)	58,650
95,000	RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23(a)	98,087
270,000	Rite Aid Corp., 6.13%, 4/1/23(a)	291,376
67,000	Sabine Pass Liquefaction LLC, 5.88%, 6/30/26(a)	72,821
130,000	Sabre GLBL, Inc., 5.25%, 11/15/23(a)	132,275
70,000	SBA Communications Corp., 4.88%, 9/1/24(a)	70,525
55,000	Scientific Games International, Inc, 7.00%, 1/1/22(a)	58,162
70,000	Scientific Games International, Inc, 10.00%, 12/1/22	64,575
100,000(c)	Sealed Air Corp., 4.50%, 9/15/23(a)	123,634
228,000	Serta Simmons Bedding LLC, 8.13%, 10/1/20(a)	238,260
130,000	Sirius XM Radio, Inc., 4.25%, 5/15/20(a)	132,600
60,000	Sprint Communications, Inc., 9.00%, 11/15/18(a)	66,225
59,000	Sprint Corp, 7.25%, 9/15/21	59,221
155,000	Sunoco L.P./Sunoco Finance Corp., 5.50%, 8/1/20(a)	157,519
35,000	Sunoco L.P./Sunoco Finance Corp., 6.38%, 4/1/23(a)	35,963
27,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 4.13%, 11/15/19	27,378
90,000	Targa Resources Partners L.P./Targa Resources Partners Finance Corp., 5.13%, 2/1/25(a)	90,113
200,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21(a)	206,500
240,000	Tenet Healthcare Corp., 5.00%, 3/1/19	234,600
60,000	Tenet Healthcare Corp., 5.50%, 3/1/19	58,950

78

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Principal Amount		Value

$ 16,000	Tesoro Logistics L.P./Tesoro Logistics Finance Corp., 6.13%, 10/15/21	$16,720
110,000	T-Mobile USA, Inc, 6.25%, 4/1/21	115,431
120,000	T-Mobile USA, Inc, 6.50%, 1/15/26	132,750
123,000	T-Mobile USA, Inc, 6.63%, 4/28/21	129,457
190,000	TransDigm, Inc., 5.50%, 10/15/20	195,700
132,000	Univision Communications, Inc., 5.13%, 5/15/23(a)	133,650
77,000	Univision Communications, Inc., 6.75%, 9/15/22(a)	81,716
113,890	Valeant Pharmaceuticals International Inc., 5.88%, 5/15/23(a)	98,450
290,000(c)	Valeant Pharmaceuticals International, Inc., 4.50%, 5/15/23	257,384
193,000(c)	VWR Funding, Inc., 4.63%, 4/15/22	221,029
50,000	WESCO Distribution, Inc., 5.38%, 6/15/24(a)	50,125
102,000	Whiting Petroleum Corp., 5.00%, 3/15/19	98,685
40,000	WMG Acquisition Corp., 5.00%, 8/1/23(a)	40,600
245,000	Zayo Group LLC/Zayo Capital, Inc., 6.00%, 4/1/23	257,250

		11,797,496

Venezuela — 0.86%
95,500	Petroleos de Venezuela SA, 5.25%, 4/12/17	81,629
545,576	Petroleos de Venezuela SA, 6.00%, 5/16/24	233,179
105,452	Petroleos de Venezuela SA, 6.00%, 11/15/26	43,853
71,133	Petroleos de Venezuela SA, 8.50%, 11/2/17	60,888
297,729	Petroleos de Venezuela SA, 9.00%, 11/17/21	166,752

		586,301

Total Corporate Bonds		22,633,867

(Cost $21,931,757)
Foreign Government Bonds — 59.31%
Argentina — 4.53%
600,000	Argentine Republic Government International Bond, 7.13%, 7/6/36	634,848
670,000(c)	Argentine Republic Government International Bond, 12.55%, 12/15/35(i)	77,974
2,365,745	Argentine Republic Government International Bond, 12.61%, 12/15/35(i)	249,586
470,000	Provincia de Buenos Aires Argentina, 5.75%, 6/15/19	485,851
450,000	Provincia de Cordoba, 7.13%, 6/10/21	471,617
1,155,000	Provincia del Chubut Argentina, 7.75%, 7/26/26	1,183,875

		3,103,751

Armenia — 1.79%
1,150,000	Armenia International Bond, 7.15%, 3/26/25	1,221,688

Brazil — 5.22%
3,872,000(b)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/18	1,191,679

79

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Principal Amount		Value

1,656,000(b)	Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21	$498,127
$ 800,000	Brazilian Government International Bond, 5.00%, 1/27/45	726,135
445,000	Brazilian Government International Bond, 6.00%, 4/7/26	494,430
120,000	Brazilian Government International Bond, 8.25%, 1/20/34	154,115
345,000	Brazilian Government International Bond, 10.13%, 5/15/27	509,870

		3,574,356

Bulgaria — 1.01%
565,000(c)	Bulgaria Government International Bond, 3.00%, 3/21/28	694,407

Colombia — 1.08%
1,792,100,000(b)	Colombian TES, 10.00%, 7/24/24	738,211

Cote D’Ivoire (Ivory Coast) — 0.92%
605,000	Ivory Coast Government International Bond, 6.38%, 3/3/28	632,789

Croatia (Hrvatska) — 1.37%
525,000	Croatia Government International Bond, 6.00%, 1/26/24	603,180
300,000	Croatia Government International Bond, 6.75%, 11/5/19	332,049

		935,229

Dominican Republic — 2.12%
425,000	Dominican Republic International Bond, 5.50%, 1/27/25	450,137
100,000	Dominican Republic International Bond, 5.88%, 4/18/24	107,855
525,000	Dominican Republic International Bond, 6.85%, 1/27/45	588,735
166,000	Dominican Republic International Bond, 6.88%, 1/29/26	192,090
100,000	Dominican Republic International Bond, 7.50%, 5/6/21	111,925

		1,450,742

Ecuador — 1.99%
845,000	Ecuador Government International Bond, 7.95%, 6/20/24	757,289
590,000	Ecuador Government International Bond, 10.75%, 3/28/22	602,333

		1,359,622

Egypt — 0.46%
325,000	Egypt Government International Bond, 6.88%, 4/30/40	312,886

El Salvador — 0.36%
189,000	El Salvador Government International Bond, 5.88%, 1/30/25	188,414
60,000	El Salvador Government International Bond, 6.38%, 1/18/27	60,576

		248,990

Ghana — 1.36%
250,000	Ghana Government International Bond, 7.88%, 8/7/23	233,202

80

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Principal Amount		Value

$ 530,000	Ghana Government International Bond, 8.13%, 1/18/26	$492,837
200,000	Ghana Government International Bond, 9.25%, 9/15/22(a)	204,726

		930,765

Honduras — 1.37%
425,000	Honduras Government International Bond, 7.50%, 3/15/24	478,125
400,000	Honduras Government International Bond, 8.75%, 12/16/20	459,000

		937,125

Hungary — 0.58%
89,580,000(b)	Hungary Government Bond, 5.50%, 6/24/25	398,761

Indonesia — 5.53%
385,000(c)	Indonesia Government International Bond, 2.63%, 6/14/23	453,894
415,000(c)	Indonesia Government International Bond, 3.75%, 6/14/28	510,535
450,000	Indonesia Government International Bond, 4.75%, 1/8/26	502,960
200,000	Indonesia Government International Bond, 5.95%, 1/8/46	253,207
15,593,000,000(b)	Indonesia Treasury Bond, 8.38%, 9/15/26	1,309,524
700,000	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 3/29/26	758,156

		3,788,276

Jamaica — 1.98%
1,185,000	Jamaica Government International Bond, 6.75%, 4/28/28	1,355,563

Kazakhstan — 1.62%
600,000	Kazakhstan Government International Bond, 5.13%, 7/21/25	674,912
350,000	Kazakhstan Government International Bond, 6.50%, 7/21/45	436,174

		1,111,086

Kenya — 0.64%
445,000	Kenya Government International Bond, 6.88%, 6/24/24	435,961

Lebanon — 0.46%
325,000	Lebanon Government International Bond, 6.65%, 11/3/28	317,228

Malaysia — 1.37%
3,793,000(b)	Malaysia Government Bond, 3.80%, 8/17/23	936,853

Mexico — 3.27%
1,440,000(b)	Mexican Bonos, 5.75%, 3/5/26	72,643
18,340,000(b)	Mexican Bonos, 10.00%, 12/5/24	1,190,907
990,000	Mexico Government International Bond, 4.35%, 1/15/47	973,250

		2,236,800

Peru — 0.19%
109,000(b)	Peruvian Government International Bond, 6.35%, 8/12/28(a)	32,172

81

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Principal Amount		Value

312,000(b)	Peruvian Government International Bond, 6.95%, 8/12/31	$100,277

		132,449

Poland — 1.33%
1,657,000(b)	Poland Government Bond, 1.75%, 7/25/21	421,476
1,514,000(b)	Poland Government Bond, 2.50%, 7/25/26	381,717
401,000(b)	Poland Government Bond, 3.25%, 7/25/25	107,973

		911,166

Romania — 1.63%
530,000(b)	Romanian Government Bond, 5.80%, 7/26/27	166,170
$ 860,000	Romanian Government International Bond, 4.38%, 8/22/23	950,873

		1,117,043

Russia — 1.58%
11,983,000(b)	Russian Federal Bond - OFZ, 7.00%, 8/16/23	179,807
4,031,000(b)	Russian Federal Bond - OFZ, 7.75%, 9/16/26	62,937
23,539,000(b)	Russian Federal Bond - OFZ, 8.15%, 2/3/27	378,436
400,000	Russian Foreign Bond - Eurobond, 5.63%, 4/4/42	461,760

		1,082,940

Serbia — 1.90%
800,000	Serbia International Bond, 4.88%, 2/25/20	835,627
400,000	Serbia International Bond, 7.25%, 9/28/21	465,515

		1,301,142

South Africa — 2.79%
23,329,480(b)	South Africa Government Bond, 10.50%, 12/21/26	1,908,895

Sri Lanka — 1.33%
850,000	Sri Lanka Government International Bond, 6.83%, 7/18/26	912,611

Thailand — 1.02%
872,000(b)	Thailand Government Bond, 2.13%, 12/17/26	25,096
20,435,000(b)	Thailand Government Bond, 3.85%, 12/12/25	674,872

		699,968

Turkey — 4.31%
2,164,360(b)	Turkey Government Bond, 8.00%, 3/12/25	658,918
589,000(b)	Turkey Government Bond, 10.60%, 2/11/26	209,327
346,000(b)	Turkey Government Bond, 10.70%, 2/17/21	121,943
300,000	Turkey Government International Bond, 4.25%, 4/14/26	293,150
650,000	Turkey Government International Bond, 4.88%, 4/16/43	605,620
300,000	Turkey Government International Bond, 5.13%, 3/25/22	311,775
530,000	Turkey Government International Bond, 6.63%, 2/17/45	618,446

82

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Principal Amount		Value

$ 110,000	Turkey Government International Bond, 7.38%, 2/5/25	$130,082

		2,949,261

Ukraine — 2.48%
1,418,000	Ukraine Government International Bond, 4.72%, 5/31/40(i)	452,318
1,260,000	Ukraine Government International Bond, 7.75%, 9/1/19	1,244,250

		1,696,568

Venezuela — 0.79%
300,000	Venezuela Government International Bond, 7.75%, 10/13/19	185,212
550,000	Venezuela Government International Bond, 12.75%, 8/23/22	355,437

		540,649

Vietnam — 0.93%
600,000	Vietnam Government International Bond, 4.80%, 11/19/24	635,412

Total Foreign Government Bonds		40,609,193

(Cost $40,150,932)
Shares
Investment Company — 3.75%
2,572,038	JPMorgan 100% US Treasury Securities Money Market Fund, Capital Shares	$2,572,038

Total Investment Company		2,572,038

(Cost $2,572,038)

Total Investments		$65,815,098
(Cost $64,654,727)(j) — 96.12%

Other assets in excess of liabilities — 3.88%		2,654,487

NET ASSETS — 100.00%		$68,469,585

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(c)	Principal amount denoted in Euros.
(d)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2016.
(e)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
(f)	Principal amount denoted in British Pounds.
(g)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

83

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

(i)	Zero coupon bond. The rate represents the yield at time of purchase.
(j)	See Notes to Financial Statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2016:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
BRL	582,925	USD	175,000	Citibank, N.A.	10/4/16	$ 4,015
BRL	579,333	USD	174,000	Citibank, N.A.	10/4/16	3,912
BRL	570,987	USD	173,000	Citibank, N.A.	10/4/16	2,349
BRL	599,956	USD	185,286	Citibank, N.A.	10/4/16	(1,041)
USD	351,852	BRL	1,141,055	Citibank, N.A.	10/4/16	1,436
USD	141,000	BRL	456,840	Citibank, N.A.	10/4/16	705
USD	46,574	BRL	152,031	Citibank, N.A.	10/4/16	(114)
USD	175,000	BRL	583,275	Citibank, N.A.	10/4/16	(4,123)
TRY	346,324	USD	112,486	Citibank, N.A.	11/1/16	2,151
BRL	1,141,055	USD	348,946	Citibank, N.A.	11/3/16	(1,633)
CLP	6,769,402	USD	10,249	Citibank, N.A.	11/16/16	4
COP	267,820,324	USD	90,664	Citibank, N.A.	11/16/16	1,407
COP	449,311,593	USD	153,375	Citibank, N.A.	11/16/16	1,088
EUR	371,000	USD	415,759	Citibank, N.A.	11/16/16	1,913
EUR	348,000	USD	390,741	Citibank, N.A.	11/16/16	1,038
HUF	18,360,851	USD	66,845	Citibank, N.A.	11/16/16	121
HUF	5,755,524	USD	20,961	Citibank, N.A.	11/16/16	31
HUF	4,952,504	USD	18,039	Citibank, N.A.	11/16/16	24
HUF	17,704,597	USD	64,554	Citibank, N.A.	11/16/16	18
HUF	17,704,596	USD	64,729	Citibank, N.A.	11/16/16	(157)
HUF	17,704,597	USD	64,834	Citibank, N.A.	11/16/16	(261)
HUF	17,704,596	USD	64,862	Citibank, N.A.	11/16/16	(289)
IDR	50,937,915	USD	3,882	Citibank, N.A.	11/16/16	9
MXN	16,103,377	USD	810,635	Citibank, N.A.	11/16/16	15,317
MXN	3,181,206	USD	163,000	Citibank, N.A.	11/16/16	166
MXN	286,371	USD	14,734	Citibank, N.A.	11/16/16	(46)
MXN	343,637	USD	17,681	Citibank, N.A.	11/16/16	(56)
MXN	314,690	USD	16,207	Citibank, N.A.	11/16/16	(66)
MXN	317,998	USD	16,378	Citibank, N.A.	11/16/16	(68)
MYR	1,734,492	USD	421,812	Citibank, N.A.	11/16/16	(2,295)
PEN	491,986	USD	145,666	Citibank, N.A.	11/16/16	(1,222)
PHP	10,670,161	USD	219,686	Citibank, N.A.	11/16/16	314
PLN	294,968	USD	77,132	Citibank, N.A.	11/16/16	(76)
PLN	294,968	USD	77,165	Citibank, N.A.	11/16/16	(110)
PLN	1,346,239	USD	351,920	Citibank, N.A.	11/16/16	(237)
RON	892,822	USD	225,823	Citibank, N.A.	11/16/16	83
RON	38,405	USD	9,707	Citibank, N.A.	11/16/16	10
RON	28,845	USD	7,293	Citibank, N.A.	11/16/16	5
RUB	8,268,322	USD	127,699	Citibank, N.A.	11/16/16	2,429
RUB	1,619,677	USD	25,031	Citibank, N.A.	11/16/16	460
RUB	1,619,678	USD	25,038	Citibank, N.A.	11/16/16	453
RUB	1,619,678	USD	25,061	Citibank, N.A.	11/16/16	430
RUB	1,619,677	USD	25,089	Citibank, N.A.	11/16/16	401

84

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
RUB	1,619,678	USD	25,093	Citibank, N.A.	11/16/16	$ 398
RUB	1,619,678	USD	25,097	Citibank, N.A.	11/16/16	394
THB	12,148,098	USD	350,553	Citibank, N.A.	11/16/16	(204)
TRY	131,505	USD	43,738	Citibank, N.A.	11/16/16	(346)
TRY	131,505	USD	43,800	Citibank, N.A.	11/16/16	(407)
TRY	86,574	USD	29,117	Citibank, N.A.	11/16/16	(550)
TRY	267,309	USD	88,951	Citibank, N.A.	11/16/16	(747)
TRY	399,027	USD	133,000	Citibank, N.A.	11/16/16	(1,334)
TRY	471,791	USD	158,533	Citibank, N.A.	11/16/16	(2,856)
USD	358,863	CNY	2,405,228	Citibank, N.A.	11/16/16	(605)
USD	16,000	COP	46,460,800	Citibank, N.A.	11/16/16	28
USD	392,013	EUR	348,000	Citibank, N.A.	11/16/16	234
USD	2,248	EUR	2,000	Citibank, N.A.	11/16/16	(4)
USD	22,421	EUR	20,073	Citibank, N.A.	11/16/16	(177)
USD	391,687	EUR	350,927	Citibank, N.A.	11/16/16	(3,387)
USD	23,000	IDR	301,645,000	Citibank, N.A.	11/16/16	(41)
USD	72,805	MXN	1,416,379	Citibank, N.A.	11/16/16	158
USD	107,000	MXN	2,084,253	Citibank, N.A.	11/16/16	97
USD	31,922	PEN	108,838	Citibank, N.A.	11/16/16	(32)
USD	2,000	PLN	7,665	Citibank, N.A.	11/16/16	(3)
USD	28,194	PLN	107,941	Citibank, N.A.	11/16/16	(4)
USD	29,851	PLN	114,294	Citibank, N.A.	11/16/16	(6)
USD	20,000	THB	693,634	Citibank, N.A.	11/16/16	(4)
USD	136,038	ZAR	1,857,051	Citibank, N.A.	11/16/16	1,960
USD	158,374	ZAR	2,166,724	Citibank, N.A.	11/16/16	1,938
USD	126,834	ZAR	1,733,379	Citibank, N.A.	11/16/16	1,686
USD	94,911	ZAR	1,300,034	Citibank, N.A.	11/16/16	1,050
USD	94,877	ZAR	1,300,034	Citibank, N.A.	11/16/16	1,016
ZAR	97,168	USD	7,000	Citibank, N.A.	11/16/16	15
ZAR	1,813,994	USD	133,000	Citibank, N.A.	11/16/16	(2,031)
ZAR	2,499,217	USD	184,000	Citibank, N.A.	11/16/16	(3,558)
USD	227,270	CAD	293,000	Citibank, N.A.	12/7/16	3,826
USD	265,959	CHF	259,000	Citibank, N.A.	12/7/16	(1,757)
USD	90,204	EUR	80,000	Citibank, N.A.	12/7/16	51
USD	134,240	EUR	120,000	Citibank, N.A.	12/7/16	(991)
USD	1,737,025	EUR	1,550,000	Citibank, N.A.	12/7/16	(9,706)
USD	3,026,196	EUR	2,700,000	Citibank, N.A.	12/7/16	(16,495)
USD	1,068,680	GBP	800,000	Citibank, N.A.	12/7/16	30,340
USD	260,189	GBP	200,000	Citibank, N.A.	12/7/16	604
CNY	21,980,800	USD	3,272,413	Citibank, N.A.	1/18/17	(2,937)
USD	3,200,000	CNY	21,980,800	Citibank, N.A.	1/18/17	(69,476)
USD	3,240,094	CNY	21,980,800	Citibank, N.A.	6/19/17	1,056

Total						$(44,312)

85

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Financial futures contracts as of September 30, 2016:

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation		Notional Value	Clearinghouse
Ten Year Euro-Bonds	8	December, 2016	$(14,744)	EUR	1,312,480	Credit Suisse Securities (USA) LLC

Interest rate swaps as of September 30, 2016:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation/ (Depreciation)
11.61%	BRL-CDI	HSBC Bank Plc	1/4/21	BRL	1,703(a)	5,747
11.80%	BRL-CDI	BNP Paribas SA	1/4/21	BRL	1,310(a)	7,646
12.31%	BRL-CDI	HSBC Bank Plc	1/4/21	BRL	1,145(a)	14,971
11.75%	BRL-CDI	HSBC Bank Plc	1/4/21	BRL	855(b)	(4,411)
2.63%	CNY-CNREPOFIX =CFXS-Reuters	Merrill Lynch	8/11/21	CNY	1,600(a)	(1,612)
2.58%	CNY-CNREPOFIX =CFXS-Reuters	HSBC Bank Plc	8/17/21	CNY	500(a)	(690)
6.62%	COP-IBR-OVERNIGHT	JPMorgan Chase Bank, N.A.	5/12/18	COP	1,472,000(a)	1,453
7.26%	COP-IBR-OVERNIGHT	JPMorgan Chase Bank, N.A.	5/12/18	COP	372,658(a)	(8,309)
0.65%	HUF-BUBOR-Reuters	Citigroup Global Markets, Inc.	12/22/17	HUF	381,203(b)	954
6.40%	INR-MIBOR-OIS-COMPOUND	HSBC Bank Plc	8/11/21	INR	17,643(a)	332
6.41%	INR-MIBOR-OIS-COMPOUND	HSBC Bank Plc	8/16/21	INR	13,325(a)	331
6.39%	INR-MIBOR-OIS-COMPOUND	JPMorgan Chase Bank, N.A.	8/18/21	INR	8,910(a)	118
8.52%	JIBAR 3 MONTH	Citigroup Global Markets, Inc.	6/28/26	ZAR	3,198(b)	(7,217)
6.36%	MXN-TIIE-Banxico	HSBC Bank Plc	9/21/26	MXN	3,443(a)	—
8.74%	USD-BBA LIBOR	JPMorgan Chase Bank, N.A.	1/10/18	USD	414(b)	(1,878)

Total						$ 7,435

(a) The Counterparty pays the fixed rate on these swaps.

(b) The Fund pays the fixed rate on these swaps.

Credit default swaps buy protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Notional Amount (000)	Value
5.00%	INEOS Group Holdings SA	JP Morgan Chase Bank, N.A.	6/20/21	EUR 95	(7,456)

Total (Premiums received $(5,528))					$(7,456)

86

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Credit default swaps sell protection as of September 30, 2016:

Fixed Rate	Issuer	Counterparty	Expiration Date	Implied Credit Spread*	Notional Amount (000)(a)	Value
5.00%	CDX.NA.HY, Series 26	Citigroup Global Markets, Inc.	6/20/21	3.75%	USD 385	$20,443
5.00%	CDX.NA.HY, Series 26	Citigroup Global Markets, Inc.	6/20/21	3.75%	USD 335	17,785
5.00%	CDX.NA.HY, Series 26	Citigroup Global Markets, Inc.	6/20/21	3.75%	USD 330	17,495

Total (Premiums paid $45,285)						$55,723

*	Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(a)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

87

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Abbreviations used are defined below:

BBA-LIBOR - British Bankers Association London Interbank Offered Rate

BRL - Brazilian Real

BRL-CDI - Brazil Cetip Interbank Deposit Rate

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CNY - Chinese Yuan

CNREPOFIX=CFXS - Chinese Renminbi Repo Rate=Chinese Foreign Exchange Trade System

COP - Colombian Peso

COP-IBR-OVERNIGHT - Colombia Overnight Interbank Rate

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

HUF-BUBOR - Budapest Interbank Offered Rate for Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

INR-MIBOR-OIS-COMPOUND - Mumbai Interbank Offered Rate - Overnight Index Swap

JIBAR - Johannesburg Interbank Agreed Rate

MXN - Mexican Peso

MXN-TIIE-Banxico - Mexican Interbank Equilibrium Interest Rate

MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romania Leu

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

USD - United States Dollar

ZAR - South African Rand

88

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Diversified Credit Fund (cont.)

September 30, 2016

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	59.31%
Telecom Services	10.04%
Consumer Discretionary	5.31%
Energy	5.31%
Financials	4.43%
Health Care	2.81%
Industrials	2.80%
Materials	0.97%
Consumer Staples	0.96%
Information Technology	0.43%
Other*	7.63%

100.00%

*	Includes cash, Investment Company, credit default swaps, financial futures contracts, interest rate swaps, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See Notes to Financial Statements.

89

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2016

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
Assets:
Investments, at value (cost $16,989,481, $19,521,163, $31,847,330 and $15,401,216, respectively)	$17,356,153	$19,775,174	$ 32,107,488	$ 16,163,379
Cash	95,713	198,192	9,382	—
Cash at broker for financial futures contracts	78,767	75,260	32	78,698
Segregated cash and foreign currency for options contracts and swap contracts	19,988	19,256	15,467	145,844
Foreign currency, at value (cost $1,600,612, $89,720, $356,027 and $104,688, respectively)	1,600,261	90,077	355,478	104,971
Credit default swaps at value (premiums paid $47,781, $112,952, $0 and $0, respectively)	41,664	103,370	—	—
Interest and dividends receivable	253,820	283,705	519,283	41,932
Receivable from advisor	—	7,255	10,703	20,432
Receivable for capital shares issued	—	41,000	—	—
Receivable for investments sold	426,183	926,164	260,720	346,680
Unrealized appreciation on futures contracts	2,135	—	—	2,588
Unrealized appreciation on interest rate swaps contracts	91,066	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	25,022	8,804	32,679	16,143
Prepaid expenses and other assets	7,570	7,445	7,476	5,520

Total Assets	19,998,342	21,535,702	33,318,708	16,926,187

Liabilities:
Cash overdraft	—	—	—	19
Payable for capital shares redeemed	—	—	—	10,758
Payable for investments purchased	683,731	1,254,223	589,705	190,111
Payable to broker	40,000	—	—	—
Written options, at value (premiums received $0, $0, $0 and $34,879, respectively)	—	—	—	15,660
Credit default swaps at value (premiums received $357, $26,318, $5,053 and $0, respectively)	2,293	27,937	6,828	—
Unrealized depreciation on forward foreign currency exchange contracts	19,170	14,120	24,934	54,556
Unrealized depreciation on interest rate swaps contracts	16,717	—	—	—
Unrealized depreciation on futures contracts	1,101	2,336	—	—
Foreign witholding tax payable	2,572	—	—	—
Accrued expenses and other payables:
Investment advisory fees	15,659	—	—	—
Accounting fees	3,608	3,613	3,669	3,600
Audit fees	21,484	21,484	22,882	24,236
Trustee fees	8	8	13	9
Distribution fees	—	75	155	—
Shareholder reports	1,562	1,040	1,721	1,556
Transfer agent fees	—	—	29	2,263
Other	11,334	8,069	14,479	7,224

Total Liabilities	819,239	1,332,905	664,415	309,992

Net Assets	$19,179,103	$20,202,797	$ 32,654,293	$ 16,616,195

90

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2016

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
Net Assets Consist Of:
Capital	$24,961,980	$20,323,888	$33,221,064	$17,610,514
Undistributed net investment income and distributions in excess of net investment income	(555,327)	250,822	274,876	(126,638)
Accumulated net realized losses from investment transactions, futures contracts, swap contracts, written options and foreign currency	(5,670,024)	(607,468)	(1,106,849)	(1,612,598)
Net unrealized appreciation on investments, futures contracts, swap contracts, written options and foreign currency	442,474	235,555	265,202	744,917

Net Assets	$19,179,103	$20,202,797	$32,654,293	$16,616,195

Net Assets:
Class A	$111,880	$52,274	$830,690	N/A
Class I	19,067,223	20,150,523	31,823,603	$16,616,195

Total	$19,179,103	$20,202,797	$32,654,293	$16,616,195

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	11,443	5,243	83,246	N/A
Class I	1,944,047	2,019,308	3,188,165	1,706,642

Total	1,955,490	2,024,551	3,271,411	1,706,642

Net Asset Values and Redemption Prices Per Share:
Class A	$9.78	$9.97	$9.98	N/A

Class I	$9.81	$9.98	$9.98	$9.74

Maximum Offering Prices Per Share:
Class A	$10.21	$10.41	$10.42	N/A

Maximum Sales Charge - Class A	4.25%	4.25%	4.25%	N/A

91

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2016

	RBC BlueBay Absolute Return Fund	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund	RBC BlueBay Diversified Credit Fund
Assets:
Investments, at value (cost $142,549,452, $15,656,541 and $64,654,727, respectively)	$145,159,590	$15,530,811	$65,815,098
Cash	1,692,195	318,819	897,295
Cash at broker for financial futures contracts	373,877	148,044	58,611
Segregated cash and foreign currency for options contracts and swap contracts	6,868,382	165,765	34,030
Foreign currency, at value (cost $2,293,434, $681,135 and $187,447, respectively)	2,295,951	676,600	189,203
Credit default swaps at value (premiums paid $260,290, $204,433 and $45,285, respectively)	102,835	197,535	55,723
Interest and dividends receivable	1,821,113	207,612	904,600
Receivable from advisor	—	11,078	—
Receivable for capital shares issued	10,261	—	—
Receivable for investments sold	2,319,197	5,964,051	2,566,839
Unrealized appreciation on futures contracts	36,135	—	—
Unrealized appreciation on interest rate swaps contracts	312,009	43,372	31,552
Unrealized appreciation on total return swaps contracts	25,532	—	—
Unrealized appreciation on forward foreign currency exchange contracts	724,613	44,850	85,140
Prepaid expenses and other assets	13,393	5,527	6,158

Total Assets	161,755,083	23,314,064	70,644,249

Liabilities:
Payable for capital shares redeemed	396,694	—	—
Payable for investments purchased	3,553,150	7,456,611	1,913,545
Payable to broker	10,000	30,000	—
Credit default swaps at value (premiums received $1,646,295, $89,760 and $5,528, respectively)	2,413,272	98,584	7,456
Unrealized depreciation on forward foreign currency exchange contracts	2,592,829	25,784	129,452
Unrealized depreciation on interest rate swaps contracts	184,699	—	24,117
Unrealized depreciation on total return swaps contracts	498,547	—	—
Unrealized depreciation on futures contracts	1,804	22,856	14,744
Foreign witholding tax payable	—	819	2,971
Accrued expenses and other payables:
Investment advisory fees	151,858	—	27,289
Accounting fees	4,252	3,593	3,824
Audit fees	24,326	23,739	23,739
Trustee fees	178	6	30
Shareholder reports	24,722	802	3,666
Transfer agent fees	51,431	592	848
Other	18,290	12,336	22,983

Total Liabilities	$9,926,052	$7,675,722	$2,174,664

Net Assets	$151,829,031	$15,638,342	$68,469,585

92

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

September 30, 2016

	RBC BlueBay Absolute Return Fund	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund	RBC BlueBay Diversified Credit Fund
Net Assets Consist Of:
Capital	$182,963,606	$15,329,552	$67,805,387
Undistributed net investment income and distributions in excess of net investment income	(5,488,310)	463,587	869,367
Accumulated net realized gains/(losses) from investment transactions, futures contracts, swap contracts, written options and foreign currency	(25,160,011)	(50,341)	(1,324,112)
Net unrealized appreciation/(depreciation) on investments, futures contracts, swap contracts, written options and foreign currency	(486,254)	(104,456)	1,118,943

Net Assets	$151,829,031	$15,638,342	$68,469,585

Net Assets:
Class A	$3,036,346	N/A	N/A
Class C	237,393	N/A	N/A
Class I	148,555,292	$15,638,342	$68,469,585

Total	$151,829,031	$15,638,342	$68,469,585

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	322,122	N/A	N/A
Class C	25,545	N/A	N/A
Class I	15,700,138	1,539,287	6,827,433

Total	16,047,805	1,539,287	6,827,433

Net Asset Values and Redemption Prices Per Share:
Class A	$9.43	N/A	N/A

Class C	$9.29	N/A	N/A

Class I	$9.46	$10.16	$10.03

Maximum Offering Prices Per Share:
Class A	$9.85	N/A	N/A

Maximum Sales Charge - Class A	4.25%	N/A	N/A

See Notes to Financial Statements.

93

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2016

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
Investment Income:
Interest income/(loss)	$1,350,101	$1,034,057	$1,757,904	$(94,397)
Dividend income	—	840	—	16,986
Foreign tax withholding	(19,797)	—	—	(727)

Total Investment Income/(loss)	1,330,304	1,034,897	1,757,904	(78,138)

Expenses:
Investment advisory fees	157,317	160,560	220,730	146,663
Distribution fees - Class A	374	27	1,976	—
Accounting fees	44,049	43,944	44,577	43,978
Audit fees	47,432	47,432	50,609	67,340
Custodian fees	71,926	64,284	68,401	55,745
Insurance fees	4,091	4,091	4,091	4,091
Legal fees	—	10,374	16,752	6,477
Registration and filing fees	35,596	35,423	35,896	24,092
Shareholder reports	—	3,477	6,404	5,228
Transfer agent fees - Class A	3,749	3,551	3,973	—
Transfer agent fees - Class I	6,944	3,852	6,582	13,886
Trustees’ fees	936	937	1,568	975
Other fees	6,695	10,366	18,710	14,133

Total expenses before fee waiver/reimbursement	379,109	388,318	480,269	382,608
Expenses waived/reimbursed by:
Advisor	(189,953)	(279,676)	(336,394)	(216,390)

Net Expenses	189,156	108,642	143,875	166,218

Net Investment Income/(Loss)	1,141,148	926,255	1,614,029	(244,356)

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	252,783	94,577	(1,218,552)	(495,162)
Foreign currency transactions	(1,024,871)	18,710	71,738	(88,738)
Written options	—	—	14,168	63,358
Futures contracts	74,323	26,060	43,449	(121,293)
Swap agreements	14,294	(37,349)	(39,323)	—

Net realized gains/(losses)	(683,471)	101,998	(1,128,520)	(641,835)

Net change in unrealized appreciation/(depreciation) on:
Investments	1,748,015	1,073,343	1,896,346	1,570,668
Foreign currency	105,298	(55,939)	(59,247)	(82,677)
Written options	—	—	—	19,219
Futures contracts	(1,456)	(19,966)	—	2,588
Swap contracts	(11,722)	(11,290)	(9,952)	—

Net unrealized gains	1,840,135	986,148	1,827,147	1,509,798

Change in net assets resulting from operations	$2,297,812	$2,014,401	$2,312,656	$623,607

94

FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Year Ended September 30, 2016

	RBC BlueBay Absolute Return Fund	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund	RBC BlueBay Diversified Credit Fund
Investment Income:
Interest income	$8,769,551	$1,195,921	$3,395,450
Dividend income	18,553	73	9,453
Foreign tax withholding	8,598	(4,409)	(10,332)

Total Investment Income	8,796,702	1,191,585	3,394,571

Expenses:
Investment advisory fees	2,675,490	169,565	564,697
Distribution fees - Class A	8,636	—	—
Distribution fees - Class C	6,277	—	—
Accounting fees	60,837	43,737	46,322
Audit fees	53,813	48,252	48,252
Custodian fees	105,724	76,088	114,933
Insurance fees	5,688	2,629	2,629
Legal fees	38,261	3,407	3,982
Registration and filing fees	53,831	18,265	19,605
Shareholder reports	72,074	2,006	10,087
Transfer agent fees - Class A	4,452	—	—
Transfer agent fees - Class C	3,941	—	—
Transfer agent fees - Class I	487,124	3,546	4,487
Tax expense	—	245	1,498
Offering costs	—	8,492	8,492
Trustees’ fees	19,318	725	3,323
Other fees	19,270	4,486	25,393

Total expenses before fee waiver/reimbursement	3,614,736	381,443	853,700
Expenses (waived/reimbursed)/Recouped by:
Advisor	(210,858)	(196,887)	(187,847)

Net Expenses	3,403,878	184,556	665,853

Net Investment Income	5,392,824	1,007,029	2,728,718

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(12,693,434)	1,215,034	(599,885)
Foreign currency transactions	(929,797)	(578,245)	(1,311,782)
Foreign tax	—	—	(6,097)
Written options	139,320	—	37,167
Futures contracts	(2,090,130)	(130,719)	23,930
Swap agreements	(12,214,352)	(304,370)	(222)

Net realized gains/(losses)	(27,788,393)	201,700	(1,856,889)

Net change in unrealized appreciation/(depreciation) on:
Investments	21,207,901	224,783	4,245,904
Foreign currency	(5,787,979)	84,950	(224,313)
Futures contracts	1,511,162	(21,997)	(5,140)
Swap contracts	77,970	111,653	(14,602)

Net unrealized gains	17,009,054	399,389	4,001,849

Change in net assets resulting from operations	$(5,386,515)	$1,608,118	$4,873,678

See Notes to the Financial Statements.

95

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	RBC BlueBay Emerging Market Select Bond Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

From Investment Activities:
Operations:
Net investment income	$1,141,148	$4,780,720
Net realized losses from investments, foreign currency, futures contracts and swap contracts transactions	(683,471)	(22,559,400)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	1,840,135	7,918,828

Change in net assets resulting from operations	2,297,812	(9,859,852)

Distributions to Class A Shareholders:
From net investment income	—	(223)
Distributions to Class I Shareholders:
From net investment income	—	(1,720,316)

Change in net assets resulting from shareholder distributions	—	(1,720,539)

Capital Transactions:
Proceeds from shares issued	2,440,526	27,516,199
Distributions reinvested	—	1,413,820
Cost of shares redeemed	(12,389,011)	(206,543,735)

Change in net assets resulting from capital transactions	(9,948,485)	(177,613,716)

Net decrease in net assets	(7,650,673)	(189,194,107)

Net Assets:
Beginning of year	26,829,776	216,023,883

End of year	$19,179,103	$26,829,776

Distributions in excess of net investment income	$(555,327)	$(17,567,311)

Share Transactions:
Issued	271,372	3,029,711
Reinvested	—	145,908
Redeemed	(1,419,503)	(22,238,227)

Change in shares resulting from capital transactions	(1,148,131)	(19,062,608)

See Notes to Financial Statements.

96

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Emerging Market Corporate Bond Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

From Investment Activities:
Operations:
Net investment income	$926,255	$914,850
Net realized gains/(losses) from investments, foreign currency, futures contracts, written options and swap contracts transactions	101,998	(930,280)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts, written options and swap contracts	986,148	(757,939)

Change in net assets resulting from operations	2,014,401	(773,369)

Distributions to Class A Shareholders:
From net investment income	(367)	(277)
From net realized gains	—	(80)
Distributions to Class I Shareholders:
From net investment income	(692,504)	(599,359)
From net realized gains	—	(165,327)

Change in net assets resulting from shareholder distributions	(692,871)	(765,043)

Capital Transactions:
Proceeds from shares issued	710,075	773,219
Distributions reinvested	684,630	731,016
Cost of shares redeemed	(1,847,677)	(3,281,516)

Change in net assets resulting from capital transactions	(452,972)	(1,777,281)

Net increase/(decrease) in net assets	868,558	(3,315,693)

Net Assets:
Beginning of year	19,334,239	22,649,932

End of year	$20,202,797	$19,334,239

Undistributed net investment income	$250,822	$51,917

Share Transactions:
Issued	73,772	78,259
Reinvested	73,165	74,610
Redeemed	(198,149)	(334,083)

Change in shares resulting from capital transactions	(51,212)	(181,214)

See Notes to Financial Statements.

97

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Global High Yield Bond Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

From Investment Activities:
Operations:
Net investment income	$1,614,029	$1,551,958
Net realized losses from investments, foreign currency, futures contracts, written options and swap contracts transactions	(1,128,520)	(236,467)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts, written options and swap contracts	1,827,147	(1,146,928)

Change in net assets resulting from operations	2,312,656	168,563

Distributions to Class A Shareholders:
From net investment income	(31,641)	(8,939)
From net realized gains	(3,856)	(18,004)
Distributions to Class I Shareholders:
From net investment income	(1,356,237)	(885,391)
From net realized gains	(223,989)	(1,210,890)

Change in net assets resulting from shareholder distributions	(1,615,723)	(2,123,224)

Capital Transactions:
Proceeds from shares issued	8,368,097	2,654,912
Distributions reinvested	1,615,285	2,071,727
Cost of shares redeemed	(8,192,664)	(7,265,510)

Change in net assets resulting from capital transactions	1,790,718	(2,538,871)

Net increase/(decrease) in net assets	2,487,651	(4,493,532)

Net Assets:
Beginning of year	30,166,642	34,660,174

End of year	$32,654,293	$30,166,642

Undistributed net investment income	$274,876	$147,841

Share Transactions:
Issued	877,267	259,863
Reinvested	166,841	206,952
Redeemed	(843,695)	(723,191)

Change in shares resulting from capital transactions	200,413	(256,376)

See Notes to Financial Statements.

98

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Global Convertible Bond Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

From Investment Activities:
Operations:
Net investment loss	$(244,356)	$(175,402)
Net realized gains/(losses) from investments, futures contracts, written options and foreign currency transactions	(641,835)	1,254,784
Net change in unrealized appreciation/(depreciation) on investments, foreign currency and written options	1,509,798	(709,524)

Change in net assets resulting from operations	623,607	369,858

Distributions to Class I Shareholders:
From net investment income	(515,662)	(259,328)
From net realized gains	(1,087,713)	(1,996,048)

Change in net assets resulting from shareholder distributions	(1,603,375)	(2,255,376)

Capital Transactions:
Proceeds from shares issued	877,197	5,627,705
Distributions reinvested	1,593,473	2,176,604
Cost of shares redeemed	(5,853,844)	(6,132,816)

Change in net assets resulting from capital transactions	(3,383,174)	1,671,493

Net decrease in net assets	(4,362,942)	(214,025)

Net Assets
Beginning of year	20,979,137	21,193,162

End of year	$16,616,195	$20,979,137

Distributions in excess of net investment income	$(126,638)	$(236,063)

Share Transactions:
Issued	89,356	534,077
Reinvested	164,373	213,483
Redeemed	(606,661)	(592,562)

Change in shares resulting from capital transactions	(352,932)	154,998

See Notes to Financial Statements.

99

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Absolute Return Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

From Investment Activities:
Operations:
Net investment income	$5,392,824	$8,054,898
Net realized gains/(losses) from investments, foreign currency, futures contracts, written options and swap contracts transactions	(27,788,393)	454,754
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	17,009,054	(25,388,730)

Change in net assets resulting from operations	(5,386,515)	(16,879,078)

Distributions to Class A Shareholders:
From net investment income	—	(16,365)
From net realized gains	(116,486)	(236,919)
Distributions to Class C Shareholders:
From net investment income	—	(2,573)
From net realized gains	(17,172)	(198,715)
Distributions to Class I Shareholders:
From net investment income	—	(1,625,724)
From net realized gains	(13,342,422)	(16,161,209)

Change in net assets resulting from shareholder distributions	(13,476,080)	(18,241,505)

Capital Transactions:
Proceeds from shares issued	18,111,424	313,108,149
Distributions reinvested	4,279,247	4,588,969
Cost of shares redeemed	(377,112,209)	(320,296,044)

Change in net assets resulting from capital transactions	(354,721,538)	(2,598,926)

Net decrease in net assets	(373,584,133)	(37,719,509)

Net Assets:
Beginning of year	525,413,164	563,132,673

End of year	$151,829,031	$525,413,164

Distributions in excess of net investment income	$(5,488,310)	$(13,297,091)

Share Transactions:
Issued	1,893,775	30,863,627
Reinvested	446,263	457,249
Redeemed	(39,891,594)	(31,868,183)

Change in shares resulting from capital transactions	(37,551,556)	(547,307)

See Notes to Financial Statements.

100

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund
	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)

From Investment Activities:
Operations:
Net investment income	$1,007,029	$433,936
Net realized gains/(losses) from investments, foreign currency, futures contracts and swap contracts transactions	201,700	(899,867)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	399,389	(503,845)

Change in net assets resulting from operations	1,608,118	(969,776)

Distributions to Class I Shareholders:
From net investment income	(351,225)	(27,000)

Change in net assets resulting from shareholder distributions	(351,225)	(27,000)

Capital Transactions:
Proceeds from shares issued	—	15,000,000
Distributions reinvested	351,225	27,000
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	351,225	15,027,000

Net increase in net assets	1,608,118	14,030,224

Net Assets:
Beginning of period	14,030,224	—

End of period	$15,638,342	$14,030,224

Undistributed (distributions in excess of) net investment income	$463,587	$(233,378)

Share Transactions:
Issued	—	1,500,000
Reinvested	36,543	2,744
Redeemed	—	—

Change in shares resulting from capital transactions	36,543	1,502,744

(a) For the period from December 9, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

101

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	RBC BlueBay Diversified Credit Fund
	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)

From Investment Activities:
Operations:
Net investment income	$2,728,718	$1,279,220
Net realized losses from investments, foreign currency, futures contracts and swap contracts transactions	(1,856,889)	(348,763)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency, futures contracts and swap contracts	4,001,849	(2,882,906)

Change in net assets resulting from operations	4,873,678	(1,952,449)

Distributions to Class I Shareholders:
From net investment income	(937,553)	(643,179)
From net realized gains	(725,331)	—

Change in net assets resulting from shareholder distributions	(1,662,884)	(643,179)

Capital Transactions:
Proceeds from shares issued	1,792,700	70,294,750
Distributions reinvested	1,655,799	641,270
Cost of shares redeemed	(1,529,600)	(5,000,500)

Change in net assets resulting from capital transactions	1,918,899	65,935,520

Net increase in net assets	5,129,693	63,339,982

Net Assets:
Beginning of period	63,339,892	—

End of period	$68,469,585	$63,339,892

Undistributed net investment income	$869,367	$4,750

Share Transactions:
Issued	191,552	7,065,394
Reinvested	173,465	63,870
Redeemed	(153,451)	(513,397)

Change in shares resulting from capital transactions	211,566	6,615,867

(a) For the period from December 9, 2014 (commencement of operations) to September 30, 2015.

See Notes to Financial Statements.

102

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Select Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$8.64	$ 9.75	$ 9.83
Net investment income(b)	0.45	0.40	0.33
Realized and unrealized gains/(losses)	0.69	(1.44)	(0.08)
Total from investment activities	1.14	(1.04)	0.25
Distributions:
Net investment income	—	(0.07)	(0.18)
Return of capital	—	—	(0.15)
Total distributions	—	(0.07)	(0.33)
Net asset value, end of period	$9.78	$ 8.64	$ 9.75

Total Return:*(c)	13.08%	(10.72)%	2.51%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.15%	1.15%	1.25%(e)
Ratio of Net Investment Income to Average Net Assets	4.96%	4.32%	3.91%(e)
Ratio of Expenses to Average Net Assets**	4.54%	3.84%	53.32%(e)

Net assets, end of period (in thousands)	$ 112	$ 241	$ 10
Portfolio turnover***	279%	282%	233%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

103

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Select Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$ 8.64	$ 9.75	$ 9.92	$ 10.88	$ 10.00
Net investment income(b)	0.50	0.36	0.40	0.30	0.24
Realized and unrealized gains/(losses)	0.67	(1.39)	(0.17)	(0.78)	0.91
Total from investment activities	1.17	(1.03)	0.23	(0.48)	1.15
Distributions:
Net investment income	—	(0.08)	(0.24)	(0.11)	(0.27)
Realized gains	—	—	—	(0.18)	—
Return of capital	—	—	(0.16)	(0.19)	—
Total distributions	—	(0.08)	(0.40)	(0.48)	(0.27)
Net asset value, end of period	$ 9.81	$ 8.64	$ 9.75	$ 9.92	$ 10.88

Total Return:(c)	13.43%	(10.67)%	2.32%	(4.70)%	11.60%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.90%	0.90%	1.00%	1.00%	1.00%(e)
Ratio of Net Investment Income to Average Net Assets	5.44%	3.81%	4.04%	2.79%	2.76%(e)
Ratio of Expenses to Average Net Assets*	1.79%	1.14%	1.05%	1.10%	1.59%(e)

Net assets, end of period (in thousands)	$19,067	$26,588	$216,014	$185,882	$122,097
Portfolio turnover**	279%	282%	233%	203%	110%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

104

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Corporate Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.31	$10.03	$ 9.75
Net investment income(b)	0.44	0.40	0.32
Realized and unrealized gains/(losses)	0.55	(0.78)	0.29
Total from investment activities	0.99	(0.38)	0.61
Distributions:
Net investment income	(0.33)	(0.26)	(0.33)
Realized gains	—	(0.08)	—
Total distributions	(0.33)	(0.34)	(0.33)
Net asset value, end of period	$ 9.97	$ 9.31	$10.03

Total Return:*(c)	10.92%	(3.99)%	6.27%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.83%	1.19%(e)	1.40%(f)
Ratio of Net Investment Income to Average Net Assets	4.75%	4.10%	3.86%(f)
Ratio of Expenses to Average Net Assets**	35.56%	35.45%	53.53%(f)

Net assets, end of period (in thousands)	$ 52	$ 10	$ 11
Portfolio turnover***	220%	172%	180%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.825% of average daily net assets of Class A. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

105

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Corporate Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)
Class I

Per Share Operating Performance:
Net asset value, beginning of period	$9.31	$10.04	$9.68	$10.91	$10.00

Net investment income(b)	0.47	0.43	0.41	0.43	0.37
Realized and unrealized gains/(losses)	0.55	(0.80)	0.37	(0.60)	0.91

Total from investment activities	1.02	(0.37)	0.78	(0.17)	1.28

Distributions:
Net investment income	(0.35)	(0.28)	(0.41)	(0.44)	(0.37)
Realized gains	—	(0.08)	(0.01)	(0.62)	—

Total distributions	(0.35)	(0.36)	(0.42)	(1.06)	(0.37)

Net asset value, end of period	$9.98	$9.31	$10.04	$9.68	$10.91

Total Return:(c)	11.27%	(3.77)%	8.02%	(1.98)%	13.06%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.58%	0.94%(e)	1.15%	1.15%	1.15%(f)
Ratio of Net Investment Income to Average Net Assets	4.90%	4.35%	4.12%	4.18%	4.24%(f)
Ratio of Expenses to Average Net Assets*	2.04%	1.74%	1.78%	1.96%	3.10%(f)

Net assets, end of period (in thousands)	$20,151	$19,324	$22,639	$18,927	$17,623
Portfolio turnover**	220%	172%	180%	182%	151%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.575% of average daily net assets of Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

106

FINANCIAL HIGHLIGHTS

RBC BlueBay Global High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.82	$10.41	$10.41
Net investment income(b)	0.48	0.46	0.41
Realized and unrealized gains/(losses)	0.16	(0.44)	0.04
Total from investment activities	0.64	0.02	0.45
Distributions:
Net investment income	(0.41)	(0.26)	(0.45)
Realized gains	(0.07)	(0.35)	—
Total distributions	(0.48)	(0.61)	(0.45)
Net asset value, end of period	$ 9.98	$ 9.82	$ 10.41

Total Return:*(c)	6.86%	0.15%	4.38%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.70%	0.98%(e)	1.20%(f)
Ratio of Net Investment Income to Average Net Assets	4.86%	4.53%	4.62%(f)
Ratio of Expenses to Average Net Assets**	2.25%	2.38%	25.84%(f)
Net assets, end of period (in thousands)	$ 831	$ 505	$ 29
Portfolio turnover***	84%	128%	116%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.70% of average daily net assets of Class A. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

107

FINANCIAL HIGHLIGHTS

RBC BlueBay Global High Yield Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)
Class I

Per Share Operating Performance:
Net asset value, beginning of period	$9.82	$10.42	$10.35	$10.76	$10.00

Net investment income(b)	0.50	0.48	0.53	0.60	0.53
Realized and unrealized gains/(losses)	0.17	(0.45)	0.21	(0.02)	0.76

Total from investment activities	0.67	0.03	0.74	0.58	1.29

Distributions:
Net investment income	(0.44)	(0.28)	(0.56)	(0.60)	(0.53)
Realized gains	(0.07)	(0.35)	(0.11)	(0.39)	—

Total distributions	(0.51)	(0.63)	(0.67)	(0.99)	(0.53)

Net asset value, end of period	$9.98	$9.82	$10.42	$10.35	$10.76

Total Return:(c)	7.14%	0.28%	7.36%	5.54%	13.16%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.45%	0.75%(e)	0.95%	0.95%	0.95%(f)
Ratio of Net Investment Income to Average Net Assets	5.13%	4.76%	5.05%	5.64%	6.15%(f)
Ratio of Expenses to Average Net Assets*	1.50%	1.33%	1.30%	1.52%	2.40%(f)

Net assets, end of period (in thousands)	$31,824	$29,662	$34,631	$29,519	$22,624
Portfolio turnover**	84%	128%	116%	117%	87%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Beginning August 3, 2015, the net operating expenses were contractually limited to 0.45% of average daily net assets of Class I. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2015.
(f)	Annualized.

See Notes to Financial Statements.

108

FINANCIAL HIGHLIGHTS

RBC BlueBay Global Convertible Bond Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period Ended September 30, 2012(a)
Class I

Per Share Operating Performance:
Net asset value, beginning of period	$10.19	$11.13	$11.64	$10.63	$10.00

Net investment income/(loss)(b)	(0.12)	(0.09)	0.05	0.24	0.22
Realized and unrealized gains/(losses)	0.45	0.31	0.59	1.23	0.64

Total from investment activities	0.33	0.22	0.64	1.47	0.86

Distributions:
Net investment income	(0.25)	(0.13)	(0.45)	(0.24)	(0.23)
Realized gains	(0.53)	(1.03)	(0.70)	(0.22)	—

Total distributions	(0.78)	(1.16)	(1.15)	(0.46)	(0.23)

Net asset value, end of period	$9.74	$10.19	$11.13	$11.64	$10.63

Total Return:(c)	3.34%	2.37%	5.75%	14.20%	8.65%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.85%	0.85%	1.00%	1.00%	1.00%(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.25)%	(0.80)%	0.41%	2.18%	2.56%(e)
Ratio of Expenses to Average Net Assets*	1.96%	1.56%	1.60%	1.77%	2.89%(e)

Net assets, end of period (in thousands)	$16,616	$20,979	$21,193	$18,663	$16,778
Portfolio turnover**	54%	82%	139%	91%	25%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

109

FINANCIAL HIGHLIGHTS

RBC BlueBay Absolute Return Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class A
Per Share Operating Performance:
Net asset value, beginning of period	$9.79	$10.41	$10.26

Net investment income(b)	0.13	0.11	0.10
Realized and unrealized gains/(losses)	(0.21)	(0.42)	0.18

Total from investment activities	(0.08)	(0.31)	0.28

Distributions:
Net investment income	—	(0.02)	(0.13)
Realized gains	(0.28)	(0.29)	—

Total distributions	(0.28)	(0.31)	(0.13)

Net asset value, end of period	$9.43	$9.79	$10.41

Total Return:*(c)	(0.87)%	(2.90)%	2.61%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.20%	1.20%	1.20%(e)
Ratio of Net Investment Income to Average Net Assets	1.32%	1.05%	1.16%(e)
Ratio of Expenses to Average Net Assets**	1.25%	1.17%	1.35%(e)

Net assets, end of period (in thousands)	$3,036	$4,299	$6,365
Portfolio turnover***	136%	210%	218%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 27, 2013 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

110

FINANCIAL HIGHLIGHTS

RBC BlueBay Absolute Return Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Class C
Per Share Operating Performance:
Net asset value, beginning of period	$9.73	$10.40	$10.52

Net investment income(b)	0.06	0.03	0.02
Realized and unrealized losses	(0.22)	(0.41)	(0.13)

Total from investment activities	(0.16)	(0.38)	(0.11)

Distributions:
Net investment income	—	— (c)	(0.01)
Realized gains	(0.28)	(0.29)	—

Total distributions	(0.28)	(0.29)	(0.01)

Net asset value, end of period	$9.29	$9.73	$10.40

Total Return:*(d)	(1.61)%	(3.58)%	(1.16)%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.95%	1.92%	1.95%(f)
Ratio of Net Investment Income to Average Net Assets	0.64%	0.33%	0.37%(f)
Ratio of Expenses to Average Net Assets**	2.46%	1.90%	1.96%(f)

Net assets, end of period (in thousands)	$237	$4,657	$6,952
Portfolio turnover***	136%	210%	218%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from June 24, 2014 (commencement of operations) to September 30, 2014.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method. (c) Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

111

FINANCIAL HIGHLIGHTS

RBC BlueBay Absolute Return Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.80	$10.40	$10.15	$10.00

Net investment income(b)	0.15	0.13	0.19	0.11
Realized and unrealized gains/(losses)	(0.21)	(0.41)	0.24	0.12

Total from investment activities	(0.06)	(0.28)	0.43	0.23

Distributions:
Net investment income	—	(0.03)	(0.18)	(0.02)
Realized gains	(0.28)	(0.29)	—	— (c)
Return of capital	—	—	—	(0.06)

Total distributions	(0.28)	(0.32)	(0.18)	(0.08)

Net asset value, end of period	$9.46	$9.80	$10.40	$10.15

Total Return:(d)	(0.76)%	(2.54)%	4.12%	2.31%(e)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%(f)
Ratio of Net Investment Income to Average Net Assets	1.52%	1.31%	1.83%	1.27%(f)
Ratio of Expenses to Average Net Assets*	1.01%	0.96%	0.98%	0.97%(f)

Net assets, end of period (in thousands)	$148,555	$516,457	$549,816	$508,871
Portfolio turnover**	136%	210%	218%	338%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from November 30, 2012 (commencement of operations) to September 30, 2013.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Less than $0.01 or $(0.01) per share.
(d)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(e)	Not Annualized.
(f)	Annualized.

See Notes to Financial Statements.

112

FINANCIAL HIGHLIGHTS

RBC BlueBay Emerging Market Unconstrained Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.34	$10.00

Net investment income(b)	0.66	0.29
Realized and unrealized gains/(losses)	0.39	(0.93)

Total from investment activities	1.05	(0.64)

Distributions:
Net investment income	(0.23)	(0.02)

Total distributions	(0.23)	(0.02)

Net asset value, end of period	$10.16	$9.34

Total Return:(c)	11.54%	(6.53)%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.25%	1.25%(e)
Ratio of Net Investment Income to Average Net Assets	6.83%	3.64%(e)
Ratio of Expenses to Average Net Assets*	2.59%	2.49%(e)

Net assets, end of period (in thousands)	$15,638	$14,030
Portfolio turnover**	1,227%	693%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 9, 2014 (commencement of operations) to September 30, 2015.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

113

FINANCIAL HIGHLIGHTS

RBC BlueBay Diversified Credit Fund

(Selected data for a share outstanding throughout the periods indicated)

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$9.57	$10.00

Net investment income(b)	0.40	0.24
Realized and unrealized losses	0.31	(0.54)

Total from investment activities	0.71	(0.30)

Distributions:
Net investment income	(0.14)	(0.13)
Realized gains	(0.11)	—

Total distributions	(0.25)	(0.13)

Net asset value, end of period	$10.03	$9.57

Total Return:(c)	7.56%	(3.08)%(d)

Ratios to Average Net Assets:
Ratio of Net Expenses to Average Net Assets	1.00%	1.00%(e)
Ratio of Net Investment Income to Average Net Assets	4.11%	2.99%(e)
Ratio of Expenses to Average Net Assets*	1.29%	1.34%(e)

Net assets, end of period (in thousands)	$68,470	$63,340
Portfolio turnover**	246%	193%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	For the period from December 9, 2014 (commencement of operations) to September 30, 2015.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.
(d)	Not Annualized.
(e)	Annualized.

See Notes to Financial Statements.

114

NOTES TO FINANCIAL STATEMENTS

September 30, 2016

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 21 portfolios. This report includes the following seven investment portfolios (each a “Fund” and collectively, the “Funds”):

-	RBC BlueBay Emerging Market Select Bond Fund (“Emerging Market Select Bond Fund”)
-	RBC BlueBay Emerging Market Corporate Bond Fund (“Emerging Market Corporate Bond Fund”)
-	RBC BlueBay Global High Yield Bond Fund (“Global High Yield Bond Fund”)
-	RBC BlueBay Global Convertible Bond Fund (“Global Convertible Bond Fund”)
-	RBC BlueBay Absolute Return Fund (“Absolute Return Fund”)
-	RBC BlueBay Emerging Market Unconstrained Fixed Income Fund (“Emerging Market Unconstrained Fixed Income Fund”)
-	RBC BlueBay Diversified Credit Fund (“Diversified Credit Fund”) (formerly known as RBC Bluebay Total Return Credit Fund)

Class I shares are offered by each Fund; Class A shares are offered by each Fund except Global Convertible Bond Fund, Emerging Market Unconstrained Fixed Income Fund and Diversified Credit Fund and Class C shares are only offered by Absolute Return Fund. Class A shares are offered with a 4.25% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered with a 1.00% CDSC for redemption within 12 months of purchase. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay“or “Sub-Advisor”) acts as a sub-advisor for each of the Funds. BlueBay Asset Management USA LLC (“BlueBay US”) also acts as a sub-advisor for the Global High Yield Bond Fund, the Absolute Return Fund, and the Diversified Credit Fund. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US).

2. Significant Accounting Policies:

Each Fund is an investment company that follows accounting and reporting guidelines under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of the Funds’ investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time

115

NOTES TO FINANCIAL STATEMENTS

of the exchange and are categorized as Level 1 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Bank loans are valued using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be as Level 3.

Exchange-traded options, futures and options on futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded. In the absence of any transactions on that day, the closing bid price shall be used for purchased options, futures and options on futures, and the closing ask price shall be used for written options. Such instruments are categorized as Level 1 of the fair value hierarchy. Option contracts traded in the over-the-counter market shall be valued at the evaluated price provided by an independent pricing service or broker-dealer using a mathematical model which incorporates a number of market data factors, such as trades and prices of the underlying instruments. These contracts are categorized as Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts are marked to market daily based upon foreign currency exchange rates provided by an independent pricing service as of the close of the NYSE, generally 4:00 p.m. EST, and are generally classified as Level 2 within the fair value hierarchy.

Swaps, including credit default swaps, interest rate swaps and total return swaps, are generally valued by an independent pricing service using a discounted cash flow methodology. This technique is used to value both the fixed and variable components of the swap contracts and takes into account market data and inputs sourced from various institutions and market-makers and includes daily intra-day and closing spreads, credit index quotes, yield curves, and recovery rate assumptions. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in the Fund’s net assets. These swap contracts are categorized as Level 2 in the fair valuation hierarchy.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of the NYSE on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, investment management, trading, risk management, compliance, and legal. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee

116

NOTES TO FINANCIAL STATEMENTS

shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker-dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of its investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

●    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

●    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

●    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

117

NOTES TO FINANCIAL STATEMENTS

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 2 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 2 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 2 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Market Select Bond Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$1,426,427	$—	$1,426,427
Foreign Government Bonds	—	14,995,864	—	14,995,864
Investment Company	933,862	—	—	933,862
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	2,135	—	—	2,135
Interest rate swaps	—	91,066	—	91,066
Foreign currency exchange contracts - forward contracts	—	25,022	—	25,022
Credit contracts:
Credit default swaps	—	41,664	—	41,664

Total Assets	$935,997	$16,580,043	$—	$17,516,040

Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(1,101)	$—	$—	$(1,101)
Interest rate swaps	—	(16,717)	—	(16,717)
Foreign currency exchange contracts - forward contracts	—	(19,170)	—	(19,170)
Credit contracts:
Credit default swaps	—	(2,293)	—	(2,293)

Total Liabilities	$(1,101)	$(38,180)	$—	$(39,281)

Emerging Market Corporate Bond Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$17,561,237	$—	$17,561,237
Foreign Government Bonds	—	1,092,983	—	1,092,983
Investment Company	1,120,063	—	—	1,120,063
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	8,804	—	8,804
Credit contracts:
Credit default swaps	—	103,370	—	103,370
Interest rate contracts:
Purchased options	891	—	—	891

Total Assets	$1,120,954	$18,766,394	$—	$19,887,348

118

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Emerging Market Corporate Bond Fund
Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(14,120)	$—		$(14,120)
Interest rate contracts:
Financial futures contracts	(2,336)	—	—		(2,336)
Credit contracts:
Credit default swaps	—	(27,937)	—		(27,937)

Total Liabilities	$(2,336)	$(42,057)	$—		$(44,393)

Global High Yield Bond Fund
Assets:
Investments in Securities(a)
Bank Loans	$—	$1,591,400	$—		$1,591,400
Corporate Bonds	—	29,854,045	—	(b)	29,854,045
Common Stocks	61,557	5,228	—		66,785
Investment Company	538,976	—	—		538,976
Preferred Stock	—	48,551	—		48,551
Warrants/Rights	—	7,731	—		7,731
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	—	32,679	—		32,679

Total Assets	$600,533	$31,539,634	$—		$32,140,167

Liabilities:
Other Financial Instruments*
Credit contracts:
Credit default swaps	$—	$(6,828)	$—		$(6,828)
Foreign currency exchange contracts - forward contracts	—	(24,934)	—		(24,934)

Total Liabilities	$—	$(31,762)	$—		$(31,762)

Global Convertible Bond Fund
Assets:
Investments in Securities(a)
Convertible Bonds	$—	$15,438,728	$—		$15,438,728
Convertible Preferred Stocks	—	95,045	—		95,045
Investment Company	421,927	—	—		421,927
Common Stock	161,664	—	—		161,664
Other Financial Instruments*
Equity contracts:
Financial futures contracts	2,588				2,588
Purchased options	46,015	—	—		46,015
Foreign currency exchange contracts - forward contracts	—	16,143	—		16,143

Total Assets	$632,194	$15,549,916	$—		$16,182,110

119

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Convertible Bond Fund
Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts - forward contracts	$—	$(54,556)	$—	$(54,556)
Equity contracts:
Written options	(15,660)	—	—	(15,660)

Total Liabilities	$(15,660)	$(54,556)	$—	$(70,216)

Absolute Return Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$40,142,063	$—	$40,142,063
Foreign Government Bonds	—	81,770,657	—	81,770,657
Investment Company	23,223,800	—	—	23,223,800
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	36,135	—	—	36,135
Interest rate swaps	—	312,009	—	312,009
Total return swaps	—	25,532	—	25,532
Credit contracts:
Credit default swaps	—	102,836	—	102,836
Purchased swaptions	—	23,070	—	23,070
Foreign currency exchange contracts - forward contracts	—	724,613	—	724,613

Total Assets	$23,259,935	$123,100,780	$—	$146,360,715

Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(1,804)	$—	$—	$(1,804)
Interest rate swaps	—	(184,699)	—	(184,699)
Total return swaps	—	(498,547)	—	(498,547)
Credit contracts:
Credit default swaps	—	(2,413,273)	—	(2,413,273)
Foreign currency exchange contracts - forward contracts	—	(2,592,829)	—	(2,592,829)

Total Liabilities	$(1,804)	$(5,689,348)	$—	$(5,691,152)

120

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Emerging Market Unconstrained Fixed Income Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$2,085,057		$—	$2,085,057
Foreign Government Bonds	—	12,743,288		—	12,743,288
Investment Company	702,466	—		—	702,466
Other Financial Instruments*
Interest rate contracts:
Interest rate swaps	—	43,372		—	43,372
Credit contracts:
Credit default swaps	—	197,535		—	197,535
Foreign currency exchange contracts - forward contracts	—	44,850		—	44,850

Total Assets	$702,466	$15,114,102		$—	$15,816,568

Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(22,856)	$—		$—	$(22,856)
Credit contracts:
Credit default swaps	—	(98,584)		—	(98,584)
Foreign currency exchange contracts - forward contracts	—	(25,784)		—	(25,784)

Total Liabilities	$(22,856)	$(124,368)		$—	$(147,224)

Diversified Credit Fund
Assets:
Investments in Securities(a)
Corporate Bonds	$—	$22,633,867	$	—(b)	$22,633,867
Foreign Government Bonds	—	40,609,193		—	40,609,193
Investment Company	2,572,038	—		—	2,572,038
Other Financial Instruments*
Interest rate contracts:
Interest rate swaps	—	31,552		—	31,552
Credit contracts:
Credit default swaps	—	55,723		—	55,723
Foreign currency exchange contracts - forward contracts	—	85,140		—	85,140

Total Assets	$2,572,038	$63,415,475		$—	$65,987,513

121

NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 2 Significant Observable Inputs	Total
Diversified Credit Fund
Liabilities:
Other Financial Instruments*
Interest rate contracts:
Financial futures contracts	$(14,744)	$—	$—	$(14,744)
Interest rate swaps	—	(24,117)	—	(24,117)
Credit contracts:
Credit default swaps	—	(7,456)	—	(7,456)
Foreign currency exchange contracts - forward contracts	—	(129,452)	—	(129,452)

Total Liabilities	$(14,744)	$(161,025)	$—	$(175,769)

(a) The breakdown of the Fund’s investments by country is disclosed in the Schedules of Portfolio Investments.

(b) A Corporate Bond (Momentive Performance Materials, Inc.) in the United States section of the Schedule of Portfolio Investments has no value and is considered Level 3.

*Other financial instruments are instruments shown on the Schedule of Portfolio Investments, such as futures contracts, options, swaps and foreign currency exchange contracts which are valued at fair value.

During the year ended September 30, 2016, the Funds recognized no transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net change in unrealized appreciation/depreciation on investment transactions. However, for tax purposes, the effects of fluctuations in foreign currency exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations are segregated pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Financial Instruments:

Bank Loans:

A Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower (“borrower”) by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in a Fund having a contractual relationship only with a lender as grantor of the participation but not with the borrower. A Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Sub-Advisor to be creditworthy. When purchasing loan participations, a Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, a Fund assumes the credit risk associated with the corporate borrower only.

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NOTES TO FINANCIAL STATEMENTS

Such loans may be secured or unsecured. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When the Funds purchase a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

As of September 30, 2016, the Funds did not have any unfunded floating rate loan interests.

Payment-In-Kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended September 30, 2016, the total in-kind payments received by the Emerging Market Corporate Bond Fund, Global High Yield Bond Fund and Diversified Credit Fund with respect to PIKs constituted less than 5% of the Fund’s total income and, therefore, such payments were not disclosed as a separate line item on the Statement of Operations.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities as tools in the management of portfolio assets. The Fund may use such derivatives through either the creation of long or short positions to hedge various investments, for investment purposes, for risk management and/or to increase income or gain to the Fund. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of

123

NOTES TO FINANCIAL STATEMENTS

derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

Financial Futures Contracts:

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Collateral pledged for open futures contracts is included in the cash at broker for financial futures contracts shown on the Statements of Assets and Liabilities at September 30, 2016.

Options:

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover

124

NOTES TO FINANCIAL STATEMENTS

the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed (exchange-traded) and over-the-counter (“OTC”) options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain on the contract (as writer).

A summary of the Emerging Market Select Bond Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received
Contracts outstanding at September 30, 2015	—	$—
Options written	5	4,425
Options terminated in closing purchase transactions	—	—
Options exercised	—	—
Options expired	(5)	(4,425)

Contracts outstanding at September 30, 2016	—	$—

A summary of the Global High Yield Bond Fund written option transactions for the year is as follows:
	Number of Options Contracts	Premiums Received
Contracts outstanding at September 30, 2015	—	$—
Options written	41	90,406
Options terminated in closing purchase transactions	(16)	(24,384)
Options exercised	—	—
Options expired	(25)	(66,022)

Contracts outstanding at September 30, 2016	—	$—

A summary of the Global Convertible Bond Fund written option transactions for the year is as follows:
	Number of Options Contracts	Premiums Received
Contracts outstanding at September 30, 2015	—	$—
Options written	97	152,354
Options terminated in closing purchase transactions	(68)	(90,000)
Options exercised	—	—
Options expired	(11)	(27,475)

Contracts outstanding at September 30, 2016	18	$34,879

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NOTES TO FINANCIAL STATEMENTS

A summary of the Absolute Return Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received

Contracts outstanding at September 30, 2015	—	$—
Options written	72,908,478	2,361,124
Options terminated in closing purchase transactions	(980)	(167,609)
Options exercised	—	—
Options expired	(72,907,498)	(2,193,515)

Contracts outstanding at September 30, 2016	—	$—

A summary of the Diversified Credit Fund written option transactions for the year is as follows:
	Number of Options Contracts	Premiums Received

Contracts outstanding at September 30, 2015	—	$—
Options written	79	142,620
Options terminated in closing purchase transactions	(50)	(61,025)
Options exercised	—	—
Options expired	(29)	(81,595)

Contracts outstanding at September 30, 2016	—	$—

Forward Foreign Currency Exchange Contracts:

The Funds entered into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date.

The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of Forward contracts at period end are included in the Schedules of Portfolio Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements:

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate, credit default and other swap agreements for the year ended September 30, 2016.

Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

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NOTES TO FINANCIAL STATEMENTS

The Funds enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedules of Portfolio Investments under the captions “Interest rate swaps,” “Credit default swaps” and “Total return swaps”.

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NOTES TO FINANCIAL STATEMENTS

Fair Values of derivative instruments as of September 30, 2016 are as follows(1):

Fair Values of Derivative Financial Instruments as of September 30, 2016
Statement of Assets and Liabilities Location
Asset Derivatives
	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Diversified Credit Fund
Credit risk:
Credit default swaps, at value	$41,664	$103,370	$—	$—	$102,836	$197,535	$55,723
Investments, at value (call swaptions purchased)	—	—	—	—	23,070	—	—
Equity risk:
Investments, at value (call options purchased)	—	—	—	3,535	—	—	—
Investments, at value (put options purchased)	—	—	—	42,480	—	—	—
Unrealized appreciation on futures contracts	—	—	—	2,588	—	—	—
Foreign currency exchange risk:
Unrealized appreciation on forward foreign currency exchange contracts	25,022	8,804	32,679	16,143	724,613	44,850	85,140
Interest rate risk:
Unrealized appreciation on futures contracts	2,135	—	—	—	36,135	—	—
Investments, at value (put options purchased)	—	891	—	—	—	—	—
Unrealized appreciation on interest rate swaps contracts	91,066	—	—	—	312,009	43,372	31,552
Unrealized appreciation on total return swaps contracts	—	—	—	—	25,532	—	—

Total	$159,887	$113,065	$32,679	$64,746	$1,224,195	$285,757	$172,415

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NOTES TO FINANCIAL STATEMENTS

Liability Derivatives
	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Diversified Credit Fund
Credit risk:
Credit default swaps, at value	$2,293	$27,937	$6,828	$—	$2,413,273	$98,584	$7,456
Equity risk:
Written options, at value	—	—	—	15,660	—	—	—
Foreign currency exchange risk:
Unrealized depreciation on forward foreign currency exchange contracts	19,170	14,120	24,934	54,556	2,592,829	25,784	129,452
Interest rate risk:
Unrealized depreciation on futures contracts	1,101	2,336	—	—	1,804	22,856	14,744
Unrealized depreciation on interest rate swaps contracts	16,717	—	—	—	184,699	—	24,117
Unrealized depreciation on total return swap contracts	—	—	—	—	498,547	—	—

Total	$39,281	$44,393	$31,762	$70,216	$5,691,152	$147,224	$175,769

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NOTES TO FINANCIAL STATEMENTS

The effect of derivative instruments on the Statement of Operations during the year ended September 30, 2016 is as follows:

Derivative Instruments Categorized by Risk Exposure	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Diversified Credit Fund
Net realized Gain/(Loss) From:
Credit Risk:
Credit default swaps	$(56,951)	$(35,412)	$(39,323)	$—	$(5,466,615)	$(329,071)	$(23,767)
Equity Risk:
Written options	—	—	14,168	63,358	55,364	—	57,184
Purchased options(2)	(4,319)	—	65,189	(91,045)	(822,424)	—	(176,028)
Financial futures contracts	—	—	—	(121,293)	—	—	7,831
Interest Rate Risk:
Financial futures contracts	74,323	26,060	43,449	—	(2,090,130)	(130,719)	16,099
Interest rate swaps	71,245	(1,937)	—	—	(5,570,507)	24,701	23,545
Total Return swaps	—	—	—	—	(1,177,230)	—	—
Written options	—	—	—	—	83,956	—	—
Purchased options(2)	—	(2,953)	—	—	(570,515)	—	—
Foreign currency exchange risk:
Purchased options(2)	(1,802)	—	—	—	(753,496)	(53,999)	—
Written options	—	—	—	—	—	—	(20,017)
Forward foreign currency exchange contracts(3)	(493,013)	31,889	153,235	(265,411)	9,470,316	(552,637)	(74,764)

Total	$(410,517)	$17,647	$236,718	$(414,391)	$(6,841,281)	$(1,041,725)	$(189,917)

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NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Diversified Credit Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Credit Risk:
Credit default swaps	$(7,426)	$(11,290)	$(9,952)	$—	$(603,070)	$(14,227)	$(22,037)
Call swaptions purchased(4)	—	—	—	—	(41,302)	—	—
Equity Risk:
Call options purchased(4)	—	(141)	—	(27,582)	252,000	—	21,390
Put options purchased(4)	—	(1,663)	—	(22,361)	—	—	—
Written options	—	—	—	19,219	—	—	—
Interest Rate Risk:
Financial futures contracts	(1,456)	(19,966)	—	2,588	1,511,162	(21,997)	(5,140)
Interest rate swaps	(4,296)	—	—	—	1,154,055	125,880	7,435
Total return swaps	—	—	—	—	(473,015)	—	—
Foreign currency exchange risk:
Forward foreign currency exchange contracts(5)	81,406	(59,842)	(65,404)	(83,026)	(5,957,596)	85,547	(238,330)

Total	$68,228	$(92,902)	$(75,356)	$(111,162)	$(4,157,766)	$175,203	$(236,682)

(1) For open derivative instruments as of September 30, 2016, see the preceding tables on the Schedule of Portfolio Investments for credit contracts, foreign currency exchange contracts, interest rate contracts and written options.

(2) Included in net realized gains/(losses) on investment transactions on Statement of Operations.

(3) Included in net realized gains/(losses) on foreign currency transactions on Statement of Operations.

(4) Included in net change in unrealized appreciation/(depreciation) on investments on Statement of Operations.

(5) Included in net change in unrealized appreciation/(depreciation) on foreign currency on Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2016, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:

	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Diversified Credit Fund
Futures short position (contracts)	28	—	—	8	1,804	22	8
Futures long position (contracts)	6	14	—	—	170	—	1
Forward foreign currency exchange contracts purchased (U.S. dollar amounts)	$5,977,168	$717,758	$6,138,962	$6,391,450	$252,141,202	$10,239,023	$17,909,215
Forward foreign currency exchange contracts sold (U.S. dollar amounts)	7,312,589	314,834	94,248	357,946	77,978,896	6,316,894	7,019,692
Purchased options (Cost $)	2,637	639	33,020	173,384	216,880	10,658	133,799
Swaptions Purchased (Cost $)	—	—	—	—	67,160	—	—
Written Options (Premium received $)	1,106	—	18,615	23,631	—	—	31,859
Swaptions Written (Premium received $)	—	—	—	—	8,278	—	—
Interest rate swaps (Notional Amount in U.S. Dollars)	9,336,354	—	—	—	109,385,177	4,127,518	1,714,916
Credit default swaps (Notional Amount in U.S. Dollars)	1,230,500	2,224,609	593,243	—	206,581,094	7,717,210	2,228,103
Total return swaps (Notional Amount in U.S. Dollars)	—	—	—	—	22,748,343	—	—

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. For OTC purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

With exchange-traded purchased options and futures and centrally cleared swaps, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk

132

NOTES TO FINANCIAL STATEMENTS

exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash due to broker for options contracts, cash at broker for financial futures contracts and segregated cash and foreign currency for options contracts and swap contracts and cash received as payable to broker, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and any additional required collateral is delivered to/pledged by a Fund on the next business day. Typically, a Fund and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

133

NOTES TO FINANCIAL STATEMENTS

The following tables present the Funds’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Funds as of September 30, 2016:

Emerging Market Select Bond Fund	Barclays Bank Plc	BNP Paribas SA	Citibank N.A.	Citigoup Global Markets, Inc.	Deutsche Bank AG	HSBC Bank Plc	JPMorgan Chase Bank, N.A.	Total
Assets:
Forward Currency Exchange Contracts	$—	$—	$25,022	$—	$—	$—	$—	$25,022
Financial Futures Contracts	—	—	—	2,135	—	—	—	2,135
Swaps	—	48,474	—	3,680	41,804	37,429	1,343	132,730

Total Assets	—	48,474	25,022	5,815	41,804	37,429	1,343	159,887

Liabilities:
Forward Currency Exchange Contracts	—	—	19,170	—	—	—	—	19,170
Financial Futures Contracts	—	—	—	1,101	—	—	—	1,101
Swaps	2,293	8,129	—	—	—	2,486	6,102	19,010

Total Liabilities	2,293	8,129	19,170	1,101	—	2,486	6,102	39,281

Total Financial and Derivative Net Assets[1]:	(2,293)	40,345	5,852	4,714	41,804	34,943	(4,759)	120,606
Total Collateral Received (Pledged)[2]	—	—	—	—	40,000	—	—	40,000

Net Amount[3]	$(2,293)	$40,345	$5,852	$4,714	$1,804	$34,943	$(4,759)	$80,606

Emerging Market Corporate Bond Fund	Barclays Bank Plc	BNP Paribas SA	Citibank N.A.	Citigoup Global Markets, Inc.	Total
Assets:
Forward Currency Exchange Contracts	$—	$—	$8,804	$—	$8,804
Financial Futures Contracts	—	—	—	—	—
Swaps	13,813	48,161	34,982	6,414	103,370
Put Options Purchased	—	—	—	891	891

Total Assets	13,813	48,161	43,786	7,305	113,065

Liabilities:
Forward Currency Exchange Contracts	—	—	14,120	—	14,120
Financial Futures Contracts	—	—	—	2,336	2,336
Swaps	16,446	11,491	—	—	27,937

Total Liabilities	16,446	11,491	14,120	2,336	44,393

Total Financial and Derivative Net Assets[1]:	(2,633)	36,670	29,666	4,969	68,672
Total Collateral Received (Pledged)[2]	—	—	—	—	—

Net Amount[3]	$(2,633)	$36,670	$29,666	$4,969	$68,672

134

NOTES TO FINANCIAL STATEMENTS

		JPMorgan
		Chase
Global High Yield	Citibank	Bank,
Bond Fund	N.A.	N.A.	Total
Assets:
Forward Currency Exchange Contracts	$32,679	$—	$32,679

Total Assets	32,679	—	32,679

Liabilities:
Forward Currency Exchange Contracts	24,934	—	24,934
Swaps	—	6,828	6,828

Total Liabilities	24,934	6,828	31,762

Total Financial and Derivative Net Assets[1]:	7,745	(6,828)	917
Total Collateral Received (Pledged)[2]	—	—	—

Net Amount[3]	$7,745	$(6,828)	$917

Global Convertible Bond Fund	Citibank N.A.	Citigoup Global Markets, Inc.	Credit Suisse Securities, (USA) LLC	Total
Assets:
Forward Currency Exchange Contracts	$16,143	$—	$—	$16,143
Financial Futures Contracts	—	2,588	—	2,588
Call Options Purchased	—	—	3,535	3,535
Put Options Purchased	—	—	42,480	42,480

Total Assets	16,143	2,588	46,015	64,746

Liabilities:
Forward Currency Exchange Contracts	54,556	—	—	54,556
Put Options Written	—	—	15,660	15,660

Total Liabilities	54,556	—	15,660	70,216

Total Financial and Derivative Net Assets[1]:	(38,413)	2,588	30,355	(5,470)
Total Collateral Received (Pledged)[2]	(10,000)	—	—	(10,000)

Net Amount[3]	$(28,413)	$2,588	$30,355	$4,530

135

NOTES TO FINANCIAL STATEMENTS

Absolute Return Bond Fund	Barclays Bank Plc	BNP Paribas SA	Citibank N.A.	Credit Suisse Securities, (USA) LLC	Deutsche Bank AG	HSBC Bank Plc	JPMorgan Chase Bank, N.A.	Morgan Stanley & Co.	Total
Assets:
Forward Currency Exchange Contracts	$414,560	$—	$310,053	$—	$—	$—	$—	$—	$724,613
Financial Futures Contracts	—	—	—	36,135	—	—	—	—	36,135
Swaps	11,984	76,412	22,077	312,009	—	—	17,895	—	440,377
Call Swaptions Purchased	—	7,550	15,520	—	—	—	—	—	23,070

Total Assets	426,544	83,962	347,650	348,144	—	—	17,895	—	1,224,195

Liabilities:
Forward Currency Exchange Contracts	1,645,722	—	947,107	—	—	—	—	—	2,592,829
Financial Futures Contracts	—	—	—	1,804	—	—	—	—	1,804
Swaps	152,142	1,669,284	186,648	694,886	62,356	141,919	—	189,284	3,096,519

Total Liabilities	1,797,864	1,669,284	1,133,755	696,690	62,356	141,919	—	189,284	5,691,152

Total Financial and Derivative Net Assets[1]:	(1,371,320)	(1,585,322)	(786,105)	(348,546)	(62,356)	(141,919)	17,895	(189,284)	(4,466,957)
Total Collateral Received (Pledged)[2]	(1,371,320)	(1,585,322)	(600,000)	(299,360)	(62,356)	—	10,000	(189,284)	(4,097,642)

Net Amount[3]	$—	$—	$(186,105)	$(49,186)	$—	$(141,919)	$7,895	$—	$(369,315)

Emerging Market Unconstrained Fixed Income Fund	Barclays Bank Plc	BNP Paribas SA	Citibank N.A.	Citigoup Global Markets, Inc.	Credit Suisse Securities (USA) LLC	JPMorgan Chase Bank, N.A.	Merrill Lynch International	Total
Assets:
Forward Currency Exchange Contracts	$—	$—	$36,225	$—	$—	$8,625	$—	$44,850
Swaps	85,293	124,226	—	3,003	—	—	28,385	240,907

Swaps	85,293	124,226	36,225	3,003	—	8,625	28,385	285,757

Liabilities:
Forward Currency Exchange Contracts	—	—	22,876	—	—	2,908	—	25,784
Financial Futures Contracts	—	—	—	—	22,856	—	—	22,856
Swaps	—	—	—	98,584	—	—	—	98,584

Total Liabilities	—	—	22,876	98,584	22,856	2,908	—	147,224

Total Financial and Derivative Net Assets[1]:	85,293	124,226	13,349	(95,581)	(22,856)	5,717	28,385	138,533
Total Collateral Received (Pledged)[2]	—	30,000	—	(68,239)	(22,856)	—	—	(61,095)

Net Amount[3]	$85,293	$94,226	$13,349	$(27,342)	$—	$5,717	$28,385	$199,628

136

NOTES TO FINANCIAL STATEMENTS

Diversified Credit Fund	BNP Paribas SA	Citibank N.A.	Citigoup Global Markets, Inc.	Credit Suisse Securities (USA) LLC	HSBC Bank Plc	JPMorgan Chase Bank, N.A.	Merrill Lynch International	Total
Assets:
Forward Currency Exchange Contracts	$—	$85,140	$—	$—	$—	$—	$—	$85,140
Swaps	7,646	—	56,677	—	21,381	1,571	—	87,275

Total Assets	7,646	85,140	56,677	—	21,381	1,571	—	172,415

Liabilities:
Forward Currency Exchange Contracts	—	129,452	—	—	—	—	—	129,452
Financial Futures Contracts	—	—	—	14,744	—	—	—	14,744
Swaps	—	—	7,217	—	5,101	17,643	1,612	31,573

Total Liabilities	—	129,452	7,217	14,744	5,101	17,643	1,612	175,769

Total Financial and Derivative Net Assets[1]:	7,646	(44,312)	49,460	(14,744)	16,280	(16,072)	(1,612)	(3,354)
Total Collateral Received (Pledged)[2]	—	—	—	(14,744)	—	—	—	(14,744)

Net Amount[3]	$7,646	$(44,312)	$49,460	$—	$16,280	$(16,072)	$(1,612)	$11,390

[1]	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.

[2]	Excess of collateral received (pledged) from/to the individual counterparty may not be shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable (payable) from/to the individual counterparty in the event of default.

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Offering Costs:

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statements of Operations.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income net of non-reclaimable withholding taxes is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense.

137

NOTES TO FINANCIAL STATEMENTS

Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Permanent differences include reclassification of foreign currency from capital to ordinary, capital treatment for certain forward exchange contracts under IRC Section 988a1B, net operating loss write-offs to paid in capital , currency treatment for the accrual of certain foreign denominated swaps and early termination on such swaps (including prior period true-ups), reclassification of foreign currency options from capital to currency, redesignation of dividends paid, treatment of contingent payment debt holdings.

		Increase/(Decrease)	Increase/(Decrease)
	Increase/(Decrease)	Accumulated	Accumulated
	Paid in Capital	Net Investment Income	Realized Gain/(Loss)
Emerging Market Select Bond Fund	$(16,156,396)	$15,870,836	$ 285,560
Emerging Market Corporate Bond Fund	—	(34,479)	34,479
Global High Yield Bond Fund	—	(99,116)	99,116
Global Convertible Bond Fund	(455,897)	869,443	(413,546)
Absolute Return Fund	(7,846,946)	2,415,957	5,430,989
Emerging Market Unconstrained Fixed Income Fund	(8,737)	41,161	(32,424)
Diversified Credit Fund	(9,096)	(926,548)	935,644

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Select Bond Fund	0.75%
Emerging Market Corporate Bond Fund	0.85%
Global High Yield Bond Fund	0.70%
Global Convertible Bond Fund	0.75%
Absolute Return Fund	0.75%
Emerging Market Unconstrained Fixed Income Fund	1.15%
Diversified Credit Fund	0.85%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of the Funds to the following levels pursuant to an expense limitation agreement.

	Class A	Class C	Class I
	Annual Rate	Annual Rate	Annual Rate
Emerging Market Select Bond Fund	1.15%	N/A	0.90%
Emerging Market Corporate Bond Fund	0.825%	N/A	0.575%

138

NOTES TO FINANCIAL STATEMENTS

	Class A	Class C	Class I
	Annual Rate	Annual Rate	Annual Rate
Global High Yield Bond Fund	0.70%	N/A	0.45%
Global Convertible Bond Fund	N/A	N/A	0.85%
Absolute Return Fund	1.20%	1.95%	0.95%
Emerging Market Unconstrained Fixed Income Fund	N/A	N/A	1.25%
Diversified Credit Fund	N/A	N/A	1.00%

This expense limitation agreement is in place until January 31, 2017 (October 31, 2017 for Emerging Market Corporate Bond Fund and Global High Yield Bond Fund) and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 3 years from the end of the fiscal year in which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

The amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 9/30/14	FYE 9/30/15	FYE 9/30/16
	(Expiration Date	(Expiration Date	(Expiration Date
	9/30/17)	9/30/18)	9/30/19)	Total
Emerging Market Select Bond Fund	$ 97,769	$307,733	$189,953	$595,455
Emerging Market Corporate Bond Fund	135,255	173,735	279,676	588,666
Global High Yield Bond Fund	118,413	195,091	336,394	649,898
Global Convertible Bond Fund	120,547	156,359	216,390	493,296
Absolute Return Fund	145,557	35,217	210,858	391,632
Emerging Market Unconstrained Fixed Income Fund	—	156,314	196,887	353,201
Diversified Credit Fund	—	153,788	187,847	341,635

Each of the Funds are sub-advised by BlueBay, and the Global High Yield Bond Fund, Absolute Return Fund and Diversified Credit Fund are also sub-advised by BlueBay US, which are wholly-owned subsidiaries of Royal Bank of Canada, which is also the parent company of the Advisor. The Sub-Advisors are paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services agreement include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services agreement, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $46,000 ($49,000 effective October 1, 2016). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition,

139

NOTES TO FINANCIAL STATEMENTS

Independent Trustees receive a quarterly meeting fee of $6,000 ($6,500 effective October 1, 2016) for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital in each Fund to provide each Fund with its initial investment assets. The table below shows, as of September 30, 2016, each Fund’s net assets, the shares (if any) of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

		Shares held	% of Fund
	Net Assets	by Advisor	Net Assets
Emerging Market Corporate Bond Fund	$20,202,797	1,927,661	95.2%
Global High Yield Bond Fund	$32,654,293	2,761,401	84.4%
Global Convertible Bond Fund	$16,616,195	1,607,316	94.2%
Emerging Market Unconstrained Fixed Income Fund	$15,638,342	1,539,287	100.0%
Diversified Credit Fund	$68,469,585	4,670,053	68.4%

4. Fund Distribution:

Each of the Funds, except Global Convertible Bond Fund, Emerging Market Unconstrained Fixed Income Fund and Diversified Credit Fund, has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A and C.

	Class A	Class C
12b-1 Plan Fee	0.25%*	1.00%

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A and C. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended September 30, 2016, there were no fees waived by the Distributor.

For the year ended September 30, 2016, the Distributor received commissions of $2,840 front-end sales charges of Class A shares, of the Funds, of which $416 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor did not receive any CDSC fees from Class A shares or Class C shares of the Funds during the year ended September 30, 2016.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2016 were as follows:

	Purchases	Sales
Emerging Market Select Bond Fund	$49,110,062	$55,467,169
Emerging Market Corporate Bond Fund	38,957,703	37,486,547
Global High Yield Bond Fund	28,839,496	24,226,725
Global Convertible Bond Fund	9,436,819	13,136,016
Absolute Return Fund	351,449,764	640,530,601
Emerging Market Unconstrained Fixed Income Fund	151,555,735	146,986,637
Diversified Credit Fund	147,940,689	144,826,670

140

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized below:

	Emerging Market Select Bond Fund		Emerging Market Corporate Bond Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$269,090	$41,001	$—
Distributions reinvested	—	223	367	358
Cost of shares redeemed	(144,552)	(15,655)	—	—

Change in Class A	$(144,552)	$253,658	$41,368	$358

Class I
Proceeds from shares issued	$2,440,526	$27,247,109	$669,074	$773,219
Distributions reinvested	—	1,413,597	684,263	730,658
Cost of shares redeemed	(12,244,459)	(206,528,080)	(1,847,677)	(3,281,516)

Change in Class I	$(9,803,933)	$(177,867,374)	$(494,340)	$(1,777,639)

Change in net assets resulting from capital transactions	$(9,948,485)	$(177,613,716)	$(452,972)	$(1,777,281)

SHARE TRANSACTIONS:
Class A
Issued	—	28,585	4,108	—
Reinvested	—	23	39	36
Redeemed	(16,521)	(1,695)	—	—

Change in Class A	(16,521)	26,913	4,147	36

Class I
Issued	271,372	3,001,126	69,664	78,259
Reinvested	—	145,885	73,126	74,574
Redeemed	(1,402,982)	(22,236,532)	(198,149)	(334,083)

Change in Class I	(1,131,610)	(19,089,521)	(55,359)	(181,250)

Change in shares resulting from capital transactions	(1,148,131)	(19,062,608)	(51,212)	(181,214)

141

NOTES TO FINANCIAL STATEMENTS

	Global High Yield Bond Fund		Global Convertible Bond Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$805,747	$502,039
Distributions reinvested	35,060	26,943
Cost of shares redeemed	(556,218)	(27,853)

Change in Class A	$284,589	$501,129

Class I
Proceeds from shares issued	$7,562,350	$2,152,873	$877,197	$5,627,705
Distributions reinvested	1,580,225	2,044,784	1,593,473	2,176,604
Cost of shares redeemed	(7,636,446)	(7,237,657)	(5,853,844)	(6,132,816)

Change in Class I	$1,506,129	$(3,040,000)	$(3,383,174)	$1,671,493

Change in net assets resulting from capital transactions	$1,790,718	$(2,538,871)	$(3,383,174)	$1,671,493

SHARE TRANSACTIONS:
Class A
Issued	85,357	48,645
Reinvested	3,619	2,709
Redeemed	(57,166)	(2,734)

Change in Class A	31,810	48,620

Class I
Issued	791,910	211,218	89,356	534,077
Reinvested	163,222	204,243	164,373	213,483
Redeemed	(786,529)	(720,457)	(606,661)	(592,562)

Change in Class I	168,603	(304,996)	(352,932)	154,998

Change in shares resulting from capital transactions	200,413	(256,376)	(352,932)	154,998

	Absolute Return Fund		Emerging Market Unconstrained Fixed Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$233,742	$2,353,720
Distributions reinvested	116,486	250,430
Cost of shares redeemed	(1,452,105)	(4,311,932)

Change in Class A	$(1,101,877)	$(1,707,782)

Class C
Proceeds from shares issued	$—	$105,000
Distributions reinvested	17,172	201,288
Cost of shares redeemed	(4,436,735)	(2,190,045)

Change in Class C	$(4,419,563)	$(1,883,757)

Class I
Proceeds from shares issued	$17,877,682	$310,649,429	$—	$15,000,000
Distributions reinvested	4,145,589	4,137,251	351,225	27,000
Cost of shares redeemed	(371,223,369)	(313,794,067)	—	—

Change in Class I	$(349,200,098)	$992,613	$351,225	$15,027,000

Change in net assets resulting from capital transactions	$(354,721,538)	$(2,598,926)	$351,225	$15,027,000

142

NOTES TO FINANCIAL STATEMENTS

	Absolute Return Fund		Emerging Market Unconstrained Fixed Income Fund
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
SHARE TRANSACTIONS:
Class A
Issued	24,077	227,800
Reinvested	12,172	24,939
Redeemed	(153,204)	(425,366)

Change in Class A	(116,955)	(172,627)

Class C
Issued	—	10,180
Reinvested	1,809	20,084
Redeemed	(455,010)	(220,217)

Change in Class C	(453,201)	(189,953)

Class I
Issued	1,869,698	30,625,647	—	1,500,000
Reinvested	432,282	412,226	36,543	2,744
Redeemed	(39,283,380)	(31,222,600)	—	—

Change in Class I	(36,981,400)	(184,727)	36,543	1,502,744

Change in shares resulting from capital transactions	(37,551,556)	(547,307)	36,543	1,502,744

		Diversified Credit Fund
	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,792,700	$70,294,750
Distributions reinvested	1,655,799	641,270
Cost of shares redeemed	(1,529,600)	(5,000,500)

Change in Class I	$1,918,899	$65,935,520

Change in net assets resulting from capital transactions	$1,918,899	$65,935,520

SHARE TRANSACTIONS:
Class I
Issued	191,552	7,065,394
Reinvested	173,465	63,870
Redeemed	(153,451)	(513,397)

Change in Class I	211,566	6,615,867

Change in shares resulting from capital transactions	211,566	6,615,867

(a) For the period from December 9, 2014 (commencement of operations) to September 30, 2015.

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

143

NOTES TO FINANCIAL STATEMENTS

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2013, 2014, 2015 and 2016 for all Funds, except Emerging Market Unconstrained Fixed Income Fund and Diversified Credit Fund which is the tax year ended September 30 of the years 2015 and 2016, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2016, the Funds did not incur any interest or penalties.

As of September 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
	Securities	Appreciation	Depreciation	(Depreciation)
Emerging Market Select Bond Fund	$17,081,689	$1,103,772	$(756,044)	$347,728
Emerging Market Corporate Bond Fund	19,528,332	630,870	(399,606)	231,264
Global High Yield Bond Fund	31,862,884	808,774	(558,573)	250,201
Global Convertible Bond Fund	15,987,913	950,891	(908,258)	42,633
Absolute Return Fund	145,528,569	5,652,318	(9,118,872)	(3,466,554)
Emerging Market Unconstrained Fixed Income Fund	15,740,276	183,880	(393,345)	(209,465)
Diversified Credit Fund	64,834,253	1,884,550	(1,003,046)	881,504

The tax character of distributions during the fiscal year ended September 30, 2016 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid*
Emerging Market Select Bond Fund	$—	$—	$—	$—	$—
Emerging Market Corporate Bond Fund	692,871	—	692,871	—	692,871
Global High Yield Bond Fund	1,392,981	222,742	1,615,723	—	1,615,723
Global Convertible Bond Fund	727,758	592,692	1,320,450	—	1,320,450
Absolute Return Fund	2,923,245	10,543,835	13,467,080	—	13,467,080
Emerging Market Unconstrained Fixed Income Fund	351,225	—	351,225	—	351,225
Diversified Credit Fund	1,242,949	419,935	1,662,884	—	1,662,884

The tax character of distributions during the fiscal year ended September 30, 2015 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid*
Emerging Market Select Bond Fund	$1,814,935	$—	$1,814,935	$—	$1,814,935
Emerging Market Corporate Bond Fund	772,515	—	772,515	—	772,515
Global High Yield Bond Fund	1,491,267	636,000	2,127,267	—	2,127,267
Global Convertible Bond Fund	847,131	1,581,850	2,428,981	—	2,428,981
Absolute Return Fund	14,118,395	4,588,542	18,706,937	—	18,706,937
Emerging Market Unconstrained Fixed Income Fund	27,000	—	27,000	—	27,000
Diversified Credit Fund	643,179	—	643,179	—	643,179

    *Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

144

NOTES TO FINANCIAL STATEMENTS

As of September 30, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund	Absolute Return Fund	Emerging Market Unconstrained Fixed Income Fund	Diversified Credit Fund
Undistributed ordinary income	$—	$250,822	$274,876	$104,925	$—	$534,873	$1,069,424
Undistributed long term gain	—	—	—	—	—	—	—

Accumulated earnings	—	250,822	274,876	104,925	—	534,873	1,069,424
Accumulated capital loss carryforwards	(5,617,326)	(607,279)	(1,083,726)	(1,421,136)	(1,587,062)	(47,772)	(1,284,142)
Deferred qualified late-year losses	(504,911)	—	—	—	(27,518,530)	—	—
Unrealized appreciation/(depreciation)	338,086	235,366	241,903	321,892	(2,065,077)	(178,311)	878,916
Other temporary differences	1,274	—	176	—	36,094	—	—

Total accumulated earnings/(losses)	$(5,782,877)	$(121,091)	$(566,771)	$(994,319)	$(31,134,575)	$308,790	$664,198

As of September 30, 2016, the Emerging Market Select Bond Fund, Emerging Market Corporate Bond Fund, Global High Yield Fund, Global Convertible Bond Fund, Absolute Return Fund, Emerging Market Unconstrained Fixed Income Fund and Diversified Credit Fund had a short-term capital loss carryforward of $5,487,923, $486,237, $351,306, $581,104, $1,587,062, $0 and $566,147, respectively and a long-term capital loss carryforward of $129,403, $121,042, $732,420, 840,032, $0, $47,772 and $717,995, respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character.

During the year ended September 30, 2016, the Emerging Market Corporate Bond Fund and the Emerging Market Unconstrained Fixed Income Fund utilized capital loss carryforwards in the amount of $126,845 and $375,219, respectively.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Market Select Bond Fund, and Absolute Return Fund deferred qualified late-year ordinary losses of $504,911 and $3,217,793, respectively, and Absolute Return Fund had qualified late-year short-term capital losses of $16,097,320 and qualified late-year long-term capital losses of $8,203,417, which will be treated as arising on the first business day of the year ending September 30, 2017.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

145

NOTES TO FINANCIAL STATEMENTS

During the year ended September 30, 2016, redemption fees were collected by the Global High Yield Bond Fund, Global Convertible Bond Fund and the Absolute Return Fund in the amount of $507, $10 and $2,162, respectively. There were no redemption fees collected by the other Funds. Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

9. Commitments:

Global High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, Global High Yield Bond Fund may also enter into bridge loan commitments (“commitments”). Commitments may obligate Global High Yield Bond Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2016, Global High Yield Bond Fund had no outstanding commitments. In connection with these commitments, Global High Yield Bond Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

10. Line of Credit:

Each Fund, except Absolute Return Fund, Emerging Market Unconstrained Fixed Income Fund and Diversified Credit Fund, is a participant in a single committed, unsecured $4,000,000 line of credit with Bank of New York Mellon, the Funds’ custodian, to be used only to fund shareholder redemption requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of March 28, 2017. Interest is charged on borrowings made under this line of credit at the higher of (a) the Federal Funds Effective Rate plus 1.25% per annum, and (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.175% per annum of the available line of credit is charged, of which each participating Fund shall pay its pro rata share based on the ratio of its individual net assets to the aggregate net assets of the participating Funds at the time the fee is due and payable. Accrued and unpaid commitment fees shall be payable on the last business day of each calendar quarter. Since each of the participating Funds participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $4,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2016. During the year ended September 30, 2016, the Funds did not utilize this line of credit.

11. Subsequent Events:

Fund Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except the following:

As disclosed in a supplement to the Funds’ registration statement dated and filed with the Securities and Exchange Commission on October 7, 2016, effective October 5, 2016, Anthony Robertson no longer serves as a portfolio manager of the Diversified Credit Fund, and Justin Jewell and Thomas Kreuzer each assume the role of a portfolio manager of the Fund.

The RBC Funds Trust filed with the Securities and Exchange Commission a post-effective amendment to its registration statement to create a new share class for Emerging Market Select Bond Fund and Diversified Credit Fund. The new share class, Class R6, is expected to become effective and commence operations on December 27, 2016.

146

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of RBC Funds Trust and the Shareholders of RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund, RBC BlueBay Absolute Return Fund, RBC BlueBay Emerging Market Unconstrained Fixed Income Fund, and RBC BlueBay Diversified Credit Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund, RBC BlueBay Absolute Return Fund, RBC BlueBay Emerging Market Unconstrained Fixed Income Fund, and RBC Diversified Credit Fund (formerly known as RBC BlueBay Total Return Credit Fund) (the “Funds,” a series of RBC Funds Trust) at September 30, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion. The statements of changes in net assets and the financial highlights of the Funds for the periods ended September 30, 2015 and prior were audited by another independent registered public accounting firm whose report dated November 22, 2015 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

November 22, 2016

147

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Emerging Market Corporate Bond Fund	0.77%
Global High Yield Bond Fund	72.48%
Absolute Return Fund	21.52%
Emerging Markets Unconstrained Fixed Income Fund	0.01%
Diversified Credit Fund	49.17%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as qualified dividend income:

Qualified Dividend Income
Global Convertible Bond Fund	1.15%
Diversified Credit Fund	0.24%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as dividends received deduction:

Dividends Received Deduction
Global Convertible Bond Fund	0.27%
Diversified Credit Fund	0.08%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2016, as qualified short term gains:

Qualified Short-term Gains
Global Convertible Bond Fund	100.00%
Diversified Credit Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. It is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

148

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (75)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (2011 to present); President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002 to 2011); President of the Minnesota Twins Baseball Club Incorporated (1987 to 2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to present); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (66)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); Previously, President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (65)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Best Buy Co. Inc. (2004 to 2013).

John A. MacDonald (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (74)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Principal, HDR Associates (consulting-executive search) (1985 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

149

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (64)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2014); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Previously, Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors - Heartland Chapter (2013 to present); William Henry Insurance, LLC (2005 to 2014); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (52)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 21

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (52)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to 2012); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to 2012); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006 to 2009)

Kathleen A. Hegna (49)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present).

150

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Christina M. Weber (48)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Assistant Secretary since March 2013

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Funds (2012 to present); Senior Compliance Officer, RBC Funds (March 2012 to December 2012); Compliance Manager, Minnesota Life Insurance Company (2006 to 2012)

Jay Jackson (38)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since December 2015

Principal Occupation(s) During Past 5 Years: Senior Associate General Counsel, RBC Global Asset Management (U.S.) Inc. (2011-present); Associate, K&L Gates (2008-2010)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.
(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.
(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.
(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

151

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares, except for Global Convertible Bond Fund, Emerging Market Unconstrained Fixed Income Fund and Diversified Credit Fund, which only offer Class I shares. The Absolute Return Fund also offers Class C shares.

Class A

This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 4.25% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class C

This share class is available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares of the Funds are currently subject to a 1.00% CDSC for redemption within 12 months of purchase. Class C shares currently include a 1.00% (100 bps) annual 12b-1 service and distribution fee.

Class I

This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

152

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 through September 30, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		4/1/16	9/30/16	4/1/16-9/30/16	4/1/16-9/30/16
Emerging Market Select Bond Fund	Class A	$1,000.00	$1,076.00	$6.03	1.15%
	Class I	1,000.00	1,076.90	4.72	0.90%

Emerging Market Corporate Bond Fund	Class A	1,000.00	1,077.10	4.33	0.83%
	Class I	1,000.00	1,078.00	3.02	0.58%

Global High Yield Bond Fund	Class A	1,000.00	1,059.00	3.64	0.70%
	Class I	1,000.00	1,060.20	2.34	0.45%

Global Convertible Bond Fund	Class I	1,000.00	1,042.80	4.39	0.85%

Absolute Return Fund	Class A	1,000.00	1,018.40	6.12	1.20%
	Class C	1,000.00	1,015.30	9.93	1.95%
	Class I	1,000.00	1,018.30	4.85	0.95%

Emerging Market Unconstrained Fixed Income Fund	Class I	1,000.00	1,099.70	6.63	1.25%

Diversified Credit Fund	Class I	1,000.00	1,056.00	5.20	1.00%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/366 (to reflect one half year period).

153

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		4/1/16	9/30/16	4/1/16-9/30/16	4/1/16-9/30/16
Emerging Market Select Bond Fund	Class A	$1,000.00	$1,019.46	$5.87	1.15%
	Class I	1,000.00	1,020.72	4.60	0.90%

Emerging Market Corporate Bond Fund	Class A	1,000.00	1,021.10	4.21	0.83%
	Class I	1,000.00	1,022.37	2.94	0.58%

Global High Yield Bond Fund	Class A	1,000.00	1,021.73	3.58	0.70%
	Class I	1,000.00	1,023.00	2.30	0.45%

Global Convertible Bond Fund	Class I	1,000.00	1,020.98	4.34	0.85%

Absolute Return Fund	Class A	1,000.00	1,019.21	6.12	1.20%
	Class C	1,000.00	1,015.42	9.93	1.95%
	Class I	1,000.00	1,020.47	4.85	0.95%

Emerging Market Unconstrained Fixed Income Fund	Class I	1,000.00	1,018.95	6.38	1.25%

Diversified Credit Fund	Class I	1,000.00	1,020.22	5.11	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 185/366 (to reflect one half year period).

154

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2016, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”), BlueBay Asset Management USA LLC, and BlueBay Asset Management LLP (together, the “Sub-Advisors”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisors (the investment advisory and sub-advisory agreements, collectively, being the “Agreements”) for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and Sub-Advisors; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisors, including information as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The RBC BlueBay Global Convertible Bond Fund’s comparative shorter-and longer-term performance declined during the year, and the Trustees noted that the underperformance was consistent with the underperformance of the global convertible bond market versus the US convertible bond market. The Trustees noted that the RBC BlueBay Emerging Market Select Bond Fund and the newer RBC BlueBay Emerging Market Unconstrained Fixed Income Fund experienced underperformance due to the impact of the strong U.S. dollar versus local currency denominated emerging market sovereign and quasi-sovereign debt. Comparative performance of the RBC BlueBay Emerging Market Corporate Bond Fund and the RBC BlueBay Emerging Market Unconstrained Fixed Income Fund also suffered from currency variations. The RBC BlueBay Global High Yield Bond Fund’s one year performance slightly trailed the benchmark, while performance for all periods was positive versus peers. The Trustees focused significantly on the unfavorable shorter-term performance of the RBC BlueBay Absolute Return Fund and its causes, but remain confident in the investment team and capability. The Trustees reviewed significant short-term underperformance by the RBC BlueBay Total Return Credit Fund, noting that the underperformance was due to a strategic allocation to higher-yielding bonds. Finally, the Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisors and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

In considering the nature and quality of services provided to the Funds, the Trustees discussed the strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and absolute return strategies. The Trustees also considered the extensive portfolio management experience of the Sub-Advisors’ staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating the investment management and related operations of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and subadvisory fees payable to the Sub-Advisors and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and Sub-Advisors and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits as well as the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services. The Trustees

155

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

discussed the pricing strategy for the Funds and noted that the Sub-Advisors are premium providers of investment management services and the management fees are based on the high quality of services provided to the Funds. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements and viewed such commitments favorably. The Trustees also took note of the RBC BlueBay Emerging Market Corporate Bond Fund’s and RBC BlueBay Global High Yield Bond Fund’s inclusion in the RBC Cornerstone Investor Program, launched in August 2015, which increased the contractual fee waiver for the Funds while also offering enhanced client service for investors. Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and Sub-Advisors were fair and reasonable in light of the level and quality of the services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length.

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisors were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2016.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-BB AR 09-16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $546,600 for 2016 and $776,000 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $66,870 for 2016 and $73,900 for 2015.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)        (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

    (B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)        such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)        such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)        Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $44,370 for 2016 and $261,000 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 RBC Funds Trust

By (Signature and Title)* /s/ Kathleen A. Gorman

                              Kathleen A. Gorman, President and Chief Executive Officer

                              (principal executive officer)

Date    11/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kathleen A. Gorman

                              Kathleen A. Gorman, President and Chief Executive Officer

                              (principal executive officer)

Date    11/29/2016

By (Signature and Title)* /s/ Kathleen A. Hegna

                              Kathleen A. Hegna, Treasurer and Chief Financial Officer

                              (principal financial officer)

Date    11/29/2016

*	Print the name and title of each signing officer under his or her signature.